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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-1540
      --------------------------------------------------------------------------


                                AIM Funds Group
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


             11 Greenway Plaza, Suite 100      Houston, Texas 77046
--------------------------------------------------------------------------------
              (Address of principal executive offices)   (Zip code)


   Robert H. Graham     11 Greenway Plaza,  Suite 100  Houston, Texas  77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (713) 626-1919
                                                    ----------------------------

Date of fiscal year end:    12/31
                          -----------------

Date of reporting period:   12/31/03
                          -----------------

                                                               AIM BALANCED FUND
                               Annual Report to Shareholders o December 31, 2003

                                 [COVER IMAGE]




    YOUR GOALS. OUR SOLUTIONS.           [AIM INVESTMENTS LOGO APPEARS HERE]
        --Servicemark--                             --Servicemark--

====================================================================================================================================
AIM BALANCED FUND SEEKS TO ACHIEVE AS HIGH A TOTAL RETURN AS POSSIBLE, CONSISTENT WITH PRESERVATION OF CAPITAL.
====================================================================================================================================

o Unless otherwise stated, information presented is as of 12/31/03 and is based on total net assets.

ABOUT SHARE CLASSES                          OTHER INFORMATION:                          o The unmanaged Standard & Poor's
o Effective 9/30/03, Class B shares are      o The average credit quality of the         Composite Index of 500 Stocks (the S&P
not available as an investment for           fund's holdings as of the close of the      500--Registered Trademark-- Index) is an
retirement plans maintained pursuant to      reporting period represents the weighted    index of common stocks frequently used as
Section 401 of the Internal Revenue Code,    average quality rating of the securities    a general measure of U.S. stock market
including 401(k) plans, money purchase       in the portfolio as assigned by             performance.
pension plans and profit sharing plans.      Nationally Recognized Statistical Rating
Plans that have existing accounts            Organizations based on assessment of the    o A direct investment cannot be made in
invested in Class B shares will continue     credit quality of the individual            an index. Unless otherwise indicated,
to be allowed to make additional             securities.                                 index results include reinvested
purchases.                                                                               dividends, and they do not reflect sales
                                             ABOUT INDEXES USED IN THIS REPORT:          charges. Performance of an index of funds
o Class R shares are available only to       o The fund uses a custom index composed     reflects fund expenses; performance of a
certain retirement plans. Please see the     of 60% Russell 3000--Registered             market index does not.
prospectus for more information. They are    Trademark-- Index and 40% Lehman U.S.
sold at net asset value, that is, without    Aggregate Bond Index. The unmanaged         Industry classifications used in this
up-front sales charges.                      Russell 3000 Index is an index of common    report are generally according to the
                                             stocks that measures performance of the     Global Industry Classification Standard,
PRINCIPAL RISKS OF INVESTING IN THE FUND:    largest 3,000 U.S. companies based on       which was developed by and is the
o International investing presents           market capitalization. The unmanaged        exclusive property and a service mark of
certain risks not associated with            Lehman U.S. Aggregate Bond Index, which     Morgan Stanley Capital International Inc.
investing solely in the United States.       represents the U.S. investment-grade        and Standard & Poor's.
These include risks relating to              fixed-rate bond market (including
fluctuations in the value of the U.S.        government and corporate securities,        A description of the policies and
dollar relative to the values of other       mortgage pass-through securities and        procedures that the Fund uses to
currencies, the custody arrangements made    asset-backed securities), is compiled by    determine how to vote proxies relating to
for the fund's foreign holdings,             Lehman Brothers, a well-known global        portfolio securities is available without
differences in accounting, political         investment bank.                            charge, upon request, by calling
risks and the lesser degree of public                                                    800-959-4246, or on the AIM Web site,
information required to be provided by       o The unmanaged Lipper Balanced Fund        AIMinvestments.com.
non- U.S. companies.                         Index represents an average of the 30
                                             largest balanced funds tracked by Lipper,
o Investing in small and mid-size            Inc., an independent mutual fund
companies involves risks not associated      performance monitor. It is calculated
with investing in more established           daily, with adjustments for distributions
companies. Also, small companies may have    as of the exdividend dates.
business risk, significant stock price
fluctuations and illiquidity.



=====================================================                                     This report may be distributed only to
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     shareholders or to persons who have
=====================================================                                     received a current prospectus of the
                                                                                          fund. Please read the prospectus
                                                                                          carefully and consider the investment
                                                                                          objectives, risks, and charges and
                                                                                          expenses of the investment carefully
                                                                                          before investing.



AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN                  VISIT OUR WEB SITE
                    THE AIM FAMILY OF FUNDS--Registered         As you are aware, the mutual fund industry, including AIM
                    Trademark--:                                Investments, has been the subject of allegations and
                                                                investigations of late surrounding the issues of market
[PHOTO OF           The fiscal year ended December 31,          timing and late trading in funds. We understand how
ROBERT H.           2003, was a welcome change from the         unsettling this may be for many of our shareholders. We
GRAHAM]             bear market of the previous three           encourage you to visit AIMinvestments.com often to monitor
                    years. Major stock market indexes here      developments. We will continue to post updates on these
ROBERT H. GRAHAM    and abroad delivered positive               issues as information becomes available.
                    performance, with double-digit returns
                    more the rule than the exception. As is         The Securities and Exchange Commission, which regulates
                    historically the case, bond market          our industry, has already proposed new rules and regulations,
                    returns were more modest, but               and is planning to propose several more, that address the
                    nonetheless positive as well. The U.S.      issues of market timing and late trading, among others. We
                    economy appears to have turned a            welcome these efforts, as does the industry trade group, the
                    corner, with solid growth in gross          Investment Company Institute. We believe comprehensive rule
                    domestic product. Overseas,                 making is necessary and is the best way to establish new
particularly in Europe, economic performance was not so         industry responsibilities designed to protect shareholders. We
robust but appeared to pick up during the second half of the    support practical rule changes and structural modifications
year.                                                           that are fair, enforceable and, most importantly, beneficial for investors.
    U.S. investors seem to have regained their confidence,
putting $152.77 billion in new money into stock mutual funds        Should you visit our Web site, we invite you to explore
during 2003 and $31.40 billion into bond funds. By contrast,    the other material available there, including general
money market funds, considered a safe haven because of their    investing information, performance updates on our funds, and
emphasis on stability of net asset value, suffered large net    market and economic commentary from our financial experts.
outflows during 2003.
                                                                    As always, AIM is committed to building solutions for your
    The durability of these trends is, of course,               investment goals, and we thank you for your continued
unpredictable, but the economy does appear to have the wind     participation in AIM Investments. If you have any questions,
at its back in terms of fiscal, monetary and tax stimulus,      you can contact one of our Client Service representatives at
and corporate earnings have been strong. Nevertheless, we       800-959-4246.
caution all our shareholders against thinking that 2004 will
be a repeat of 2003. We simply do not know.                     Sincerely,
                                                                Robert H. Graham
    What should investors do? They should do what we have       Chairman and President
always urged: Keep their eyes on their long-term goals, keep    February 9, 2004
their portfolios diversified, and work with their financial
advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the
importance of professional guidance when it comes to
selecting investments.

    For information on your fund's performance and management during the fiscal year, please see the management discussion that begins on the following page.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


AIM BALANCED FUND POSTS DOUBLE DIGIT RETURNS                                             8.24% return, followed by fixed-rate
                                                                                         mortgage-backed securities at 3.07%, U.S
AIM Balanced Fund finished the fiscal        activity, expanded at an annualized rate    agency investments at 2.59% and U.S.    .
year ended December 31, 2003, with total     of 1.4% in the first quarter of 2003,       Treasuries of various maturities at an
returns at net asset value of 17.23% for     3.1% in the second quarter, 8.2% in the     average of 2.24%.
Class A shares. (If sales charges were       third quarter, and 4.0% in the fourth
included, performance would be lower.)       quarter.                                    YOUR FUND
Results for other share classes are shown
in the table on page 3. The fund's               All sectors of the S&P 500, which is    In the fund's equity portfolio, the
results underperformed the 19.94% return     frequently cited as a general measure of    largest positive contributions to the
of the Lipper Balanced Fund Index, which     U.S. stock market performance, recorded     fiscal year's results came from the
represents the fund's peers. To more         gains for the fiscal year. The best         information technology, financial,
closely approximate the fund's allocation    performing sectors were those most likely   industrial and consumer discretionary
to stocks and bonds, we use a custom         to benefit from a rising economy:           sectors--sectors that typically benefit
index of 60% Russell 3000 Index and 40%      information technology, materials and       from a rising economy. Equity sectors
Lehman U.S. Aggregate Bond Index. This       consumer discretionary. The sectors that    that hampered performance during the
custom index returned 19.80% for the         are more economically defensive, such as    period included consumer staples and
fiscal year.                                 telecommunication services, consumer        telecommunication services.
                                             staples and health care, were the weakest
    The fund underperformed the broad        performers.                                              OUR GOAL IS TO
U.S. stock market as represented by the                                                                    GROW
S&P 500 Index, which returned 28.67% for         For the first half of the year, the                  YOUR CAPITAL BY
the same period. It is to be expected        Federal Reserve (the Fed) kept the                     INVESTING PRIMARILY
that the fund would underperform an          short-term federal funds rate at 1.25%.                        IN
equity index such as the S&P 500 because     On June 25, 2003, the Fed reduced that                   U.S. COMPANIES
of the fund's allocation to fixedincome      rate to 1.00%, where it remained for the                      THAT
securities, which generated more modest,     rest of the year.                                       ARE SIGNIFICANTLY
single-digit returns during the period.                                                               UNDERVALUED ON
                                                 The U.S. investment-grade fixed-rate               AN ABSOLUTE BASIS.
MARKET CONDITIONS                            securities market, as measured by the
                                             Lehman U.S. Aggregate Bond Index,               The top positive contributor to fund
The nation's gross domestic product,         returned 4.10% for the 12-month period.     performance was Cisco Systems, a global
generally considered the broadest measure    Here also, the more economically            leader in data networking hardware.
of economic                                  sensitive sectors performed best. Within
                                             that index, U.S. corporate instruments
                                             averaged the highest results with an

====================================================================================================================================
PORTFOLIO COMPOSITION BY INVESTMENT TYPE*       TOP 10 EQUITY HOLDINGS*                      TOP 10 FIXED INCOME ISSUERS*

           [PIE CHART]                        1. Tyco International Ltd.(Bermuda) 2.4%    1. U.S. Treasury Securities         8.0%

Stocks                              66.9%     2. Citigroup Inc.                   2.3     2. Federal National Mortgage        7.7
                                                                                              Association (FNMA)
U.S. Government & Agency                      3. Computer Associates              2.2
 Securities, Cash & Other           19.8%        International, Inc.                      3. Federal Home Loan Mortgage       5.0
                                                                                              Corp. (FHLMC)
Bonds & Notes                       12.3%     4. Waste Management, Inc.           2.1
                                                                                          4. Government National Mortgage     1.3
Asset-Backed Securities              1.0%     5. Fannie Mae                       2.1          Association (GNMA)

                                              6. Omnicom Group Inc.               2.1     5. Sprint Capital Corp.             0.7

                                              7. J.P. Morgan Chase & Co.          2.0     6. Ford Motor Credit Co.            0.6

                                              8. Cendant Corp.                    2.0     7. Citicorp Lease                   0.6

                                              9. First Data Corp.                 1.9     8. Time Warner Cos. Inc             0.5

                                             10. Bank One Corp.                   1.8     9. Torchmark Corp.                  0.4

                                                                                         10. General Motors Acceptance Corp.  0.4

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

It benefited from stabilizing revenue        primarily in U.S. companies that are                          BRET W. STANLEY
trends and improving economic                significantly undervalued on an absolute                      Mr. Stanley,
fundamentals that appear likely to lead      basis. The basic value discipline is            STANLEY       Chartered Financial
to increased technology spending. Another    based on the philosophy that business            PHOTO        Analyst, is lead
top contributor was United Technologies,     value is separate from, but eventually                        portfolio manager of
which benefited from the strength of a       determines, market value. Major points of                     AIM Balanced Fund.
diversified portfolio of companies that      this philosophy are that businesses have     He began his investment career in 1988
generated favorable earnings growth          an intrinsic value that is independent of    and joined AIM in 1998. He received a
despite the recent weakness in the           the market, stock prices are more            B.B.A. in finance from The University of
broader economy.                             volatile than business values, investors     Texas at Austin and an M.S. in finance
                                             often overreact to negative news, and a      from the University of Houston.
    Food retailer Kraft detracted from       longterm investment horizon is required.
results as both company-specific issues                                                                    R. CANON COLEMAN II
and a more difficult operating               IN CLOSING                                                    Mr. Coleman,
environment led investors to reduce their                                                   COLEMAN II     Chartered Financial
expectations for double-digit earnings       As of December 31, 2003, we had largely          PHOTO        Analyst, is a
growth.                                      completed the changes required to adopt                       portfolio manager of
                                             this more conservative philosophy.                            AIM Balanced Fund.
    Among fixed-income holdings, the         Changes were made in the fund's equity       He joined AMVESCAP in 1999 and joined AIM
largest positive contribution came from      holdings, but we made no adjustments to      in 2000. He earned a B.S. and M.S. in
corporate debt, which has historically       the fixed-income holdings, which remain a    accounting from the University of Florida
benefited from improving economic            well-diversified portfolio of                and an M.B.A. from The Wharton School at
conditions.                                  investment-grade securities. Most            the University of Pennsylvania.
                                             importantly, we continued the ongoing
    In December of 2003, changes were        effort to maximize the total return of                        JAN H. FRIEDLI
made to the fund's portfolio management      your investment. The fund has a                               Mr. Friedli is a
team, with the Basic Value Team now          substantial tax-loss carryforward to            FRIEDLI       portfolio manager of
managing the fund's equity holdings.         shelter any potential capital gains in           PHOTO        AIM Balanced Fund.
While we continue to manage the fund with    the intermediate term.                                        He began his
the objective of maximizing total return,                                                                  investment career
your new team will use a value-oriented            See important fund and index           in 1990 and joined AIM in 1999. Mr.
strategy that puts a greater emphasis on          disclosures inside front cover.         Friedli graduated cum laude from
the preservation of capital. We encourage                                                 Villanova University with a B.S. in
you to visit the AIM Web site,                                                            computer science and earned an M.B.A.
AIMinvestments.com, to learn more about                                                   with honors from the University of
the team.                                                                                 Chicago.

    Our goal is to grow your capital by                                                                    SCOT W. JOHNSON
investing                                                                                                  Mr. Johnson, Chartered
                                                                                              JOHNSON      Financial Analyst,
                                                                                               PHOTO       is a portfolio
====================================================================================                       manager of AIM
                                                                                                           Balanced Fund. He
                                                                                          joined AIM in 1994. He received both his
TOP 10 INDUSTRIES*                           FUND VS. INDEXES                             B.A. in economics and an M.B.A. in
                                                                                          finance from Vanderbilt University.
 1. U.S. Government Agency                   Total returns, 12/31/02-12/31/03,
     Securities                     14.0%    excluding sales charges. If sales                             MATTHEW W. SEINSHEIMER
                                             charges were included, performance                            Mr. Seinsheimer,
 2. U.S. Treasury Securities         8.0     would be lower.                                  SEINSHEIMER  Chartered Financial
                                             =======================================            PHOTO      Analyst, is a
 3. Other Diversified Financial              CLASS A SHARES                   17.23%                       portfolio manager of
     Services                        3.8                                                                   AIM Balanced Fund.
                                             CLASS B SHARES                   16.29       He began his investment career in 1992.
 4. Industrial Conglomerates         3.6                                                  He joined AIM as a senior analyst in 1998
                                             CLASS C SHARES                   16.32       and assumed his current responsibilities
 5. Investment Banking & Brokerage   3.6                                                  in 2000. Mr. Seinsheimer received a
                                             CLASS R SHARES                   16.92       B.B.A. from Southern Methodist University
 6. Thrifts & Mortgage Finance       3.6                                                  and an M.B.A. from The University of
                                             S&P 500 Index                                Texas at Austin.
 7. Pharmaceuticals                  3.0     (BROAD MARKET INDEX)             28.67
                                                                                                            MICHAEL J. SIMON
 8. Health Care Distributors         3.0     60% RUSSELL 3000 INDEX/          19.80                         Mr. Simon, Chartered
                                                                                                SIMON       Financial Analyst,
 9. Oil & Gas Equipment & Services   2.9     40% LEHMAN U.S. AGGREGATE BOND INDEX               PHOTO       is a portfolio
                                             (STYLE-SPECIFIC INDEX)                                         manager of AIM
10. Diversified Banks                2.8                                                                    Balanced Fund.
                                             LIPPER BALANCED FUND INDEX       19.94       Mr. Simon started his investment career
TOTAL NUMBER OF HOLDINGS*            465     (PEER GROUP INDEX)                           in 1989 and joined AIM in 2001. He
                                                                                          received a B.B.A. in finance from Texas
TOTAL NET ASSETS            $2.3 billion     Source: Lipper, Inc.                         Christian University and an M.B.A. from
                                             =======================================      the University of Chicago.

                                                                                          Assisted by Basic Value Team and
                                                                                          Investment Grade Team

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
12/31/93-12/31/03


                                                          [MOUNTAIN CHART]

              DATE                AIM BALANCED FUND               S&P 500          60% RUSSELL 3000 INDEX/         LIPPER BALANCED
                                    CLASS A SHARES                 INDEX           40% LEHMAN U.S. AGGREGATE        FUND INDEX
                                                                                         BOND INDEX
            12/31/93                      9525                     10000                     10000                     10000
             3/31/94                      9162                      9621                      9656                      9695
             6/30/94                      8964                      9662                      9586                      9621
             9/30/94                      9159                     10133                      9914                      9903
            12/31/94                      9006                     10131                      9899                      9795
             3/31/95                      9568                     11117                     10633                     10387
             6/30/95                     10608                     12176                     11492                     11114
             9/30/95                     11537                     13143                     12201                     11710
            12/31/95                     12157                     13934                     12793                     12233
             3/31/96                     12603                     14682                     13117                     12507
             6/30/96                     13251                     15340                     13476                     12761
             9/30/96                     13855                     15814                     13823                     13097
            12/31/96                     14495                     17131                     14629                     13830
             3/31/97                     14252                     17591                     14678                     13895
             6/30/97                     16130                     20660                     16353                     15392
             9/30/97                     17947                     22207                     17490                     16381
            12/31/97                     18037                     22845                     17950                     16637
             3/31/98                     19584                     26029                     19456                     17953
             6/30/98                     19628                     26893                     19854                     18226
             9/30/98                     17876                     24224                     18879                     17171
            12/31/98                     20280                     29378                     21272                     19147
             3/31/99                     20775                     30841                     21664                     19454
             6/30/99                     21297                     33011                     22583                     20328
             9/30/99                     20772                     30955                     21742                     19486
            12/31/99                     24143                     35557                     23806                     20866
             3/31/00                     25643                     36371                     24682                     21487
             6/30/00                     24599                     35405                     24339                     21229
             9/30/00                     24973                     35062                     24760                     21650
            12/31/00                     23126                     32321                     23824                     21364
             3/31/01                     21019                     28491                     22351                     20293
             6/30/01                     21577                     30158                     23333                     21006
             9/30/01                     18942                     25733                     21503                     19414
            12/31/01                     20504                     28482                     23013                     20673
             3/31/02                     20219                     28561                     23170                     20797
             6/30/02                     18147                     24737                     21643                     19423
             9/30/02                     16154                     20466                     19730                     17505
            12/31/02                     16844                     22190                     20835                     18463
             3/31/03                     16436                     21491                     20569                     18124
             6/30/03                     18133                     24798                     22756                     20101
             9/30/03                     18292                     25454                     23220                     20513
            12/31/03                     19751                     28551                     24960                     22144


Past performance cannot guarantee comparable future results.

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's share classes will differ due to different sales charge structures and class expenses. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

    In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund's early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 *Class R shares were first offered on           The fund's performance figures are
Including sales charges                      June 3, 2002. Returns prior to that date    historical, and they reflect fund
                                             are hypothetical results based on Class A   expenses, the reinvestment of
CLASS A SHARES                               returns at net asset value from 12/31/93,   distributions, and changes in net asset
Inception (3/31/78)               9.39%      adjusted to reflect higher Class R 12b-1    value. Performance data quoted represent
10 Years                          7.04       fees applicable to the Class R shares.      past performance, and the investment
 5 Years                         -1.50       Class R share returns do not include a      return and principal value of an
 1 Year                          11.65       0.75% contingent deferred sales charge      investment will fluctuate so that an
                                             that may be imposed on a total redemption   investor's shares, when redeemed, may be
CLASS B SHARES                               of retirement plan assets within the        worth more or less than their original
Inception (10/18/93)              6.40%      first year.                                 cost.
10 Years                          6.88
 5 Years                         -1.66        Current performance may be lower or            When sales charges are included in
 1 Year                          11.29       higher than the performance data quoted.    performance figures, Class A share
                                             Past performance cannot guarantee           performance reflects the maximum 4.75%
CLASS C SHARES                               comparable future results. Due to           sales charge, and Class B and Class C
Inception (8/4/97)                1.42%      significant market volatility, results of   share performance reflects the applicable
 5 Years                         -1.29       an investment made today may differ         contingent deferred sales charge (CDSC)
 1 Year                          15.32       substantially from the historical           for the period involved. The CDSC on
                                             performance shown. Please visit             Class B shares declines from 5% beginning
CLASS R SHARES*                              AIMinvestments.com for the most current     at the time of purchase to 0% at the
10 Years                          7.30%      month-end performance.                      beginning of the seventh year. The CDSC
 5 Years                         -0.78                                                   on Class C shares is 1% for the first
 1 Year                          16.92                                                   year after purchase. The performance of
                                                                                         the fund's share classes will differ due
                                                                                         to different sales charge structures and
                                                                                         class expenses.

                                                                                             Had the advisor not waived fees
                                                                                         and/or reimbursed expenses in the past,
                                                                                         Class A share returns would have been
                                                                                         lower.
====================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 12/31/03

AIM BALANCED FUND

INSTITUTIONAL CLASS SHARES                 AVERAGE ANNUAL TOTAL RETURNS            Please note that past performance is
                                           For periods ended 12/31/03              not indicative of future results. More
The following information has been                                                 recent returns may be more or less than
prepared to provide Institutional          Inception (3/15/02)           -1.39%    those shown. All returns assume
Class shareholders with a performance      1 Year                        17.71     reinvestment of distributions at net
overview specific to their holdings.                                               asset value. Investment return and
Institutional Class shares are offered                                             principal value will fluctuate so your
exclusively to institutional investors,                                            shares, when redeemed, may be worth
including defined contribution plans                                               more or less than their original cost.
that meet certain criteria. Performance                                            See full report for information on
of Institutional Class shares will                                                 comparative benchmarks. If you have
differ from performance of Class A                                                 questions, please consult your fund
shares due to differing sales charges                                              prospectus or call 800-451-4246. A I M
and class expenses.                                                                Distributors, Inc.



FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

                           YOUR GOALS. OUR SOLUTIONS.
                                --Servicemark--

AIMinvestments.com      BAL-INS-1            [AIM INVESTMENTS LOGO APPEARS HERE]
                                                        --Servicemark--

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                                   MARKET
                                                  SHARES           VALUE
-----------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-66.90%

ADVERTISING-2.08%

Omnicom Group Inc.                                   548,000   $   47,856,840
=============================================================================

AEROSPACE & DEFENSE-2.30%

Honeywell International Inc.                         891,000       29,786,130
-----------------------------------------------------------------------------
United Technologies Corp.                            245,700       23,284,989
=============================================================================
                                                                   53,071,119
=============================================================================

ALUMINUM-0.49%

Alcoa Inc.                                           296,000       11,248,000
=============================================================================

APPAREL RETAIL-1.32%

Gap, Inc. (The)                                    1,310,000       30,405,100
=============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.51%

Bank of New York Co., Inc. (The)                   1,050,000       34,776,000
=============================================================================

BUILDING PRODUCTS-2.26%

American Standard Cos. Inc.(a)                       259,200       26,101,440
-----------------------------------------------------------------------------
Masco Corp.                                          949,900       26,036,759
=============================================================================
                                                                   52,138,199
=============================================================================

COMMUNICATIONS EQUIPMENT-1.75%

Cisco Systems, Inc.(a)                               969,100       23,539,439
-----------------------------------------------------------------------------
Motorola, Inc.                                     1,200,000       16,884,000
=============================================================================
                                                                   40,423,439
=============================================================================

CONSUMER ELECTRONICS-2.51%

Koninklijke (Royal) Philips Electronics N.V.-
  New York Shares (Netherlands)                      950,000       27,635,500
-----------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                               870,000       30,162,900
=============================================================================
                                                                   57,798,400
=============================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.49%

DST Systems, Inc.(a)                                 349,700       14,603,472
-----------------------------------------------------------------------------
First Data Corp.                                   1,040,000       42,733,600
=============================================================================
                                                                   57,337,072
=============================================================================

DEPARTMENT STORES-1.01%

May Department Stores Co. (The)                      800,000       23,256,000
=============================================================================

DIVERSIFIED BANKS-1.76%

Bank One Corp.                                       890,000       40,575,100
=============================================================================

DIVERSIFIED CAPITAL MARKETS-1.99%

J.P. Morgan Chase & Co.                            1,250,000       45,912,500
=============================================================================

-----------------------------------------------------------------------------
                                                                   MARKET
                                                  SHARES           VALUE

DIVERSIFIED CHEMICALS-0.45%

Dow Chemical Co. (The)                               252,000   $   10,475,640
=============================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.97%

Cendant Corp.(a)                                   2,040,000       45,430,800
=============================================================================

ENVIRONMENTAL SERVICES-2.14%

Waste Management, Inc.                             1,670,000       49,432,000
=============================================================================

FOOD RETAIL-2.59%

Kroger Co. (The)(a)                                1,900,000       35,169,000
-----------------------------------------------------------------------------
Safeway Inc.(a)                                    1,120,000       24,539,200
=============================================================================
                                                                   59,708,200
=============================================================================

GENERAL MERCHANDISE STORES-1.48%

Target Corp.                                         885,300       33,995,520
=============================================================================

HEALTH CARE DISTRIBUTORS-3.02%

Cardinal Health, Inc.                                614,200       37,564,472
-----------------------------------------------------------------------------
McKesson Corp.                                     1,000,000       32,160,000
=============================================================================
                                                                   69,724,472
=============================================================================

HEALTH CARE EQUIPMENT-1.03%

Baxter International Inc.                            780,000       23,805,600
=============================================================================

HEALTH CARE FACILITIES-1.51%

HCA Inc.                                             810,000       34,797,600
=============================================================================

HEALTH CARE SERVICES-0.54%

IMS Health Inc.                                      500,000       12,430,000
=============================================================================

INDUSTRIAL CONGLOMERATES-3.56%

General Electric Co.                                 845,100       26,181,198
-----------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                  2,110,000       55,915,000
=============================================================================
                                                                   82,096,198
=============================================================================

INDUSTRIAL MACHINERY-1.53%

Illinois Tool Works Inc.                             420,000       35,242,200
=============================================================================

INVESTMENT BANKING & BROKERAGE-3.15%

Merrill Lynch & Co., Inc.                            585,500       34,339,575
-----------------------------------------------------------------------------
Morgan Stanley                                       660,000       38,194,200
=============================================================================
                                                                   72,533,775
=============================================================================

MANAGED HEALTH CARE-1.33%

Anthem, Inc.(a)                                      410,000       30,750,000
=============================================================================

MOVIES & ENTERTAINMENT-1.70%

Walt Disney Co. (The)                              1,680,000       39,194,400
=============================================================================

                                                                   MARKET
                                                  SHARES           VALUE
-----------------------------------------------------------------------------

MULTI-LINE INSURANCE-0.99%

Hartford Financial Services Group, Inc. (The)        387,700   $   22,885,931
=============================================================================

OIL & GAS DRILLING-1.05%

Transocean Inc. (Cayman Islands)(a)                1,010,000       24,250,100
=============================================================================

OIL & GAS EQUIPMENT & SERVICES-2.90%

Cooper Cameron Corp.(a)                              378,800       17,652,080
-----------------------------------------------------------------------------
Halliburton Co.                                      990,000       25,740,000
-----------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                      430,000       23,529,600
=============================================================================
                                                                   66,921,680
=============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.28%

Citigroup Inc.                                     1,081,433       52,492,758
=============================================================================

PACKAGED FOODS & MEATS-1.16%

Kraft Foods Inc.-Class A                             830,000       26,742,600
=============================================================================

PHARMACEUTICALS-3.04%

Aventis S.A. (France)                                580,000       38,230,097
-----------------------------------------------------------------------------
Wyeth                                                750,600       31,862,970
=============================================================================
                                                                   70,093,067
=============================================================================

PROPERTY & CASUALTY INSURANCE-1.71%

ACE Ltd. (Cayman Islands)                            950,000       39,349,000
=============================================================================

SEMICONDUCTOR EQUIPMENT-0.73%

Applied Materials, Inc.(a)                           748,500       16,803,825
=============================================================================

-----------------------------------------------------------------------------
                                                                   MARKET
                                                  SHARES           VALUE

SYSTEMS SOFTWARE-2.21%

Computer Associates International, Inc.            1,860,000   $   50,852,400
=============================================================================

THRIFTS & MORTGAGE FINANCE-3.36%

Fannie Mae                                           657,300       49,336,938
-----------------------------------------------------------------------------
MGIC Investment Corp.                                492,900       28,065,726
=============================================================================
                                                                   77,402,664
=============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,406,047,422)                           1,542,208,199
=============================================================================

                                                 PRINCIPAL
                                                  AMOUNT
BONDS & NOTES-12.35%


AEROSPACE & DEFENSE-0.01%


Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                       $     300,000          343,674
=============================================================================


ALTERNATIVE CARRIERS-0.05%


INTELSAT Ltd. (Bermuda), Notes, 6.50%,
  11/01/13 (Acquired 10/31/03; Cost
  $1,120,625)(b)(c)                                1,100,000        1,150,710
=============================================================================


AUTOMOBILE MANUFACTURERS-0.07%


DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04          1,615,000        1,638,240
=============================================================================


BROADCASTING & CABLE TV-0.97%


British Sky Broadcasting Group PLC (United
  Kingdom), Unsec. Gtd. Global Notes, 7.30%,
  10/15/06                                         1,500,000        1,673,490
-----------------------------------------------------------------------------
Clear Channel Communications, Inc., Sr.
  Unsec. Gtd. Notes, 8.00%, 11/01/08               1,200,000        1,402,848
-----------------------------------------------------------------------------
Comcast Corp.,
  Sr. Unsec. Notes, 8.88%, 04/01/07                2,960,000        3,045,899
-----------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.50%, 06/15/06            800,000          940,000
-----------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13                            1,710,000        1,953,846
-----------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06                                           750,000          809,730
-----------------------------------------------------------------------------
TCI Communications Financing III, Gtd. Bonds,
  9.65%, 03/31/27                                  1,200,000        1,479,420
-----------------------------------------------------------------------------
Time Warner Cos. Inc.,
  Sr. Unsec. Gtd. Deb,
  6.88%, 06/15/18                                  5,055,000        5,513,691
-----------------------------------------------------------------------------
  7.25%, 10/15/17                                    900,000        1,026,144
-----------------------------------------------------------------------------
  7.57%, 02/01/24                                  1,200,000        1,352,760
-----------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                    2,950,000        3,193,640
=============================================================================
                                                                   22,391,468
=============================================================================


CONSUMER FINANCE-1.60%


Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18                            3,775,000        4,382,850
-----------------------------------------------------------------------------
Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05                                         1,000,000        1,081,490
-----------------------------------------------------------------------------
Capital One Financial Corp., Sr. Unsec.
  Notes, 7.25%, 05/01/06                           2,100,000        2,263,233
-----------------------------------------------------------------------------
Ford Motor Credit Co.,
  Unsec. Global Notes,
  6.88%, 02/01/06                                  8,880,000        9,470,875
-----------------------------------------------------------------------------
  7.50%, 03/15/05                                  4,600,000        4,859,578
-----------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Global Notes, 4.50%, 07/15/06                    2,000,000        2,055,900
-----------------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05                 700,000          726,376
-----------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%, 01/15/06      5,650,000        6,052,732
-----------------------------------------------------------------------------
Hertz Corp. (The), Floating Rate Global
  Notes, 1.71%, 08/13/04(d)                          500,000          495,000
-----------------------------------------------------------------------------
Household Finance Corp.,
  Global Notes, 6.38%, 11/27/12                    3,770,000        4,123,890
-----------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 6.50%, 01/24/06         1,265,000        1,369,717
=============================================================================
                                                                   36,881,641
=============================================================================

                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------


DIVERSIFIED BANKS-1.03%


American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $554,525)(b)(c)     $     500,000   $      535,340
-----------------------------------------------------------------------------
Bank of America Corp.-Series B, Putable Sub.
  Medium Term Notes, 8.57%, 11/15/04               1,000,000        1,304,980
-----------------------------------------------------------------------------
Barclays Bank PLC (Diversified Banks), Bonds,
  8.55%, (Acquired 11/05/03; Cost
  $1,107,576)(b)(c)(e)                               900,000        1,095,174
-----------------------------------------------------------------------------
Barnett Capital I, Gtd. Bonds, 8.06%,
  12/01/26                                         1,000,000        1,149,310
-----------------------------------------------------------------------------
Barnett Capital II, Gtd. Bonds, 7.95%,
  12/01/26                                           500,000          555,810
-----------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $1,771,602)(b)(c)                                1,400,000        1,683,486
-----------------------------------------------------------------------------
Corestates Capital Trust I, Bonds, 8.00%,
  12/15/26 (Acquired 06/18/03; Cost
  $1,072,395)(b)(c)                                  900,000        1,025,388
-----------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Global Notes, 5.20%, 05/21/13                    2,900,000        2,869,869
-----------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61%, (Acquired 11/05/03; Cost
  $373,008)(b)(c)(e)                                 400,000          376,460
-----------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  1.25%(e)                                         3,870,000        3,281,358
-----------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                            3,290,000        4,182,083
-----------------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%,(e)                400,000          380,776
-----------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Unsec. Gtd. Sub. Yankee Notes,
  7.00%, 04/01/06                                  4,850,000        5,288,585
=============================================================================
                                                                   23,728,619
=============================================================================



DIVERSIFIED CAPITAL MARKETS-0.18%


UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(e)                                  3,385,000        4,168,086
=============================================================================



ELECTRIC UTILITIES-1.28%


AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05               350,000          383,509
-----------------------------------------------------------------------------
American Electric Power Co., Inc., Sr. Unsec.
  Unsub. Notes, 5.25%, 06/01/15                    1,240,000        1,217,829
-----------------------------------------------------------------------------
CenterPoint Energy, Inc., Notes, 5.88%,
  06/01/08 (Acquired 05/21/03; Cost
  $907,668)(b)                                       900,000          931,734
-----------------------------------------------------------------------------
Cinergy Corp., Unsec. Sub. Global Deb.,
  6.25%, 09/01/04                                    650,000          667,888
-----------------------------------------------------------------------------
Consolidated Edison Co. of New York, Unsec.
  Deb., 7.75%, 06/01/26                              900,000          990,747
-----------------------------------------------------------------------------
Consumers Energy Co., First Mortgage Bonds,
  6.00%, 02/15/14 (Acquired 10/03/03; Cost
  $1,533,450)(b)(c)                                1,500,000        1,568,640
-----------------------------------------------------------------------------
Hydro-Quebec (Canada),
  Gtd. Floating Rate
  Euro Notes, 1.25%(e)(f)                          5,050,000        4,538,470
-----------------------------------------------------------------------------
  Series B, Gtd. Medium Term Notes, 8.62%,
  12/15/11                                         2,150,000        2,709,237
-----------------------------------------------------------------------------
Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05                                         4,600,000        4,954,941
-----------------------------------------------------------------------------
South Carolina Electric & Gas Co., First
  Mortgage Bonds, 5.25%, 11/01/18                  3,390,000        3,388,813
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
ELECTRIC UTILITIES-(CONTINUED)

Southern Power Co., Bonds, 4.88%, 07/15/15
  (Acquired 07/01/03; Cost $1,296,594)(b)      $   1,300,000   $    1,240,720
-----------------------------------------------------------------------------
Sutton Bridge Financing Ltd. (United
  Kingdom), Gtd. Euro Bonds, 8.63%,
  06/30/22(g)                GBP                   2,743,005        4,893,654
-----------------------------------------------------------------------------
United Energy Distribution Holdings Pty Ltd.
  (Australia), Sr. Unsec. Unsub. Notes,
  4.70%, 04/15/11 (Acquired 11/12/03; Cost
  $899,091)(b)(c)                                    900,000          908,991
-----------------------------------------------------------------------------
Xcel Energy, Inc., Sr. Global Notes, 3.40%,
  07/01/08                                         1,100,000        1,076,130
=============================================================================
                                                                   29,471,303
=============================================================================


ENVIRONMENTAL SERVICES-0.09%


Waste Management, Inc., Sr. Unsec. Unsub.
  Notes, 7.38%, 08/01/10                           1,820,000        2,101,408
=============================================================================


FOOD RETAIL-0.10%


Kroger Co., Sr. Unsec. Gtd. Notes, 7.38%,
  03/01/05                                           500,000          533,360
-----------------------------------------------------------------------------
Safeway Inc., Notes, 2.50%, 11/01/05               1,750,000        1,749,860
=============================================================================
                                                                    2,283,220
=============================================================================


GAS UTILITIES-0.11%


CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                            1,145,000        1,230,967
-----------------------------------------------------------------------------
MCN Corp., First Mortgage Bonds, 5.70%,
  03/15/33                                         1,260,000        1,222,691
=============================================================================
                                                                    2,453,658
=============================================================================


HEALTH CARE FACILITIES-0.05%


HCA Inc., Notes, 6.25%, 02/15/13                   1,225,000        1,261,554
=============================================================================


HOMEBUILDING-0.05%


Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10                             930,000        1,062,525
=============================================================================


HYPERMARKETS & SUPER CENTERS-0.14%


Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                         2,895,000        3,138,441
=============================================================================

                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES-0.04%


URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $849,203)(b)(c)                              $     750,000   $      836,347
=============================================================================



INTEGRATED OIL & GAS-0.10%


Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05                                  1,590,000        1,715,626
-----------------------------------------------------------------------------
TGT Pipeline LLC, Global Notes, 5.20%,
  06/01/18                                           600,000          564,198
=============================================================================
                                                                    2,279,824
=============================================================================



INTEGRATED TELECOMMUNICATION SERVICES-1.61%


British Telecommunications PLC (United
  Kingdom), Global Notes, 7.88%, 12/15/05            140,000          154,192
-----------------------------------------------------------------------------
Citizens Communications Co., Sr. Unsec.
  Notes, 9.25%, 05/15/11                             400,000          473,008
-----------------------------------------------------------------------------
Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Gtd. Unsub. Global
  Bonds, 8.25%, 06/15/05                           1,650,000        1,793,550
-----------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 9.75%, 03/01/31                    1,130,000        1,493,713
-----------------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                     2,655,000        2,895,995
-----------------------------------------------------------------------------
New England Telephone & Telegraph Co., Sr.
  Unsec. Notes, 7.65%, 06/15/07                    1,000,000        1,123,590
-----------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes,
    6.00%, 01/15/07                                2,160,000        2,301,026
-----------------------------------------------------------------------------
    7.13%, 01/30/06                                6,610,000        7,088,762
-----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes, 6.13%,
  11/15/08                                         1,381,000        1,467,630
-----------------------------------------------------------------------------
  Unsec. Gtd. Global Notes,
    7.90%, 03/15/05                                3,230,000        3,444,020
-----------------------------------------------------------------------------
    8.75%, 03/15/32                                1,000,000        1,185,140
-----------------------------------------------------------------------------
Sprint Corp., Deb., 9.00%, 10/15/19                2,200,000        2,628,318
-----------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07                                  2,500,000        2,778,125
-----------------------------------------------------------------------------
  8.00%, 06/01/11                                  1,000,000        1,172,500
-----------------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  6.36%, 04/15/06                                  2,570,000        2,784,030
-----------------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec.
  Unsub. Global Notes, 7.75%, 12/01/30               765,000          895,050
-----------------------------------------------------------------------------
Verizon Pennsylvania Inc.-Series A, Global
  Notes, 5.65%, 11/15/11                           3,310,000        3,483,643
=============================================================================
                                                                   37,162,292
=============================================================================



INVESTMENT BANKING & BROKERAGE-0.44%


Goldman Sachs Group, Inc. (The), Unsec.
  Global Notes, 4.13%, 01/15/08                    4,475,000        4,579,670
-----------------------------------------------------------------------------

Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05                  2,645,000        2,951,846
-----------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06           1,000,000        1,119,340
-----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05                      1,415,000        1,457,549
=============================================================================
                                                                   10,108,405
=============================================================================

-----------------------------------------------------------------------------
                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE


LIFE & HEALTH INSURANCE-0.76%


John Hancock Global Funding II, Notes, 5.00%,
  07/27/07 (Acquired 06/12/02; Cost
  $2,323,721)(b)(c)                            $   2,325,000   $    2,470,429
-----------------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                         4,870,000        5,296,028
-----------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                                    600,000          672,978
-----------------------------------------------------------------------------
Torchmark Corp., Notes,
  7.38%, 08/01/13                                  3,000,000        3,483,330
-----------------------------------------------------------------------------
  7.88%, 05/15/23                                  4,845,000        5,677,952
=============================================================================
                                                                   17,600,717
=============================================================================


MULTI-LINE INSURANCE-0.09%


MassMutual Global Funding II, Notes, 3.80%,
  04/15/09 (Acquired 10/07/03; Cost
  $2,197,074)(b)(c)                                2,200,000        2,195,028
=============================================================================


MULTI-UTILITIES & UNREGULATED POWER-0.02%


Duke Energy Corp., First Mortgage Bonds,
  3.75%, 03/05/08                                    350,000          351,501
=============================================================================


MUNICIPALITIES-0.12%


Illinois (State of); Unlimited Tax Pension
  Series 2003 GO, 5.10%, 06/01/33                  3,005,000        2,763,007
=============================================================================


OIL & GAS DRILLING-0.03%


Transocean Inc.(Cayman Islands), Sr. Unsec.
  Unsub. Global Deb., 8.00%, 04/15/27                600,000          720,762
=============================================================================


OIL & GAS EXPLORATION & PRODUCTION-0.37%


Kern River Funding Corp., Sr. Gtd. Notes,
  4.89%, 04/30/18 (Acquired 04/23/03-
  05/20/03; Cost $3,439,997)(b)(c)                 3,404,744        3,397,594
-----------------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Unsub. Gtd. Global Notes, 7.38%, 12/15/14        4,900,000        5,170,529
=============================================================================
                                                                    8,568,123
_____________________________________________________________________________
=============================================================================


OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.09%


Petroleos Mexicanos (Mexico), Unsub. Gtd.
  Global Notes, 6.50%, 02/01/05                    1,310,000        1,372,225
-----------------------------------------------------------------------------
Plains All American Pipeline L.P., Sr. Notes,
  5.63%, 12/15/13 (Acquired 12/03/03; Cost
  $698,138)(b)(c)                                    700,000          705,292
=============================================================================
                                                                    2,077,517
=============================================================================

                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------


OTHER DIVERSIFIED FINANCIAL SERVICES-0.90%


CIT Group Inc.,
  Sr. Global Notes, 7.13%, 10/15/04            $   1,110,000   $    1,158,485
-----------------------------------------------------------------------------
  Sr. Unsec. Notes, 6.63%, 06/15/05                  500,000          532,900
-----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 7.63%,
  08/16/05                                           830,000          901,181
-----------------------------------------------------------------------------
Citigroup Inc., Unsec. Sub. Global Notes,
  6.00%, 10/31/33                                  3,500,000        3,505,250
-----------------------------------------------------------------------------
General Electric Capital Corp.,
  Sub. Gtd. Notes,
  8.13%, 05/15/12                                  2,600,000        3,151,460
-----------------------------------------------------------------------------
  Sr. Medium Term Global Notes, 4.25%,
  12/01/10                                         1,235,000        1,227,022
-----------------------------------------------------------------------------
  Series A, Medium Term Global Notes,
  2.85%, 01/30/06                                    400,000          405,148
-----------------------------------------------------------------------------
  5.88%, 02/15/12                                  1,200,000        1,292,556
-----------------------------------------------------------------------------
  6.00%, 06/15/12                                  1,000,000        1,082,550
-----------------------------------------------------------------------------
Heller Financial, Inc., Sr. Unsec. Global
  Notes, 8.00%, 06/15/05                           2,425,000        2,633,477
-----------------------------------------------------------------------------
Household Finance Corp., Medium Term Notes,
  3.38%, 02/21/06                                    470,000          479,334
-----------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(e)                                    900,000        1,088,181
-----------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands)- Series
  1999-2, Class A1, Global Bonds, 9.69%,
  08/15/09                                         2,900,000        3,365,798
=============================================================================
                                                                   20,823,342
=============================================================================



PROPERTY & CASUALTY INSURANCE-0.03%


Travelers Property Casualty Corp., Sr. Unsec.
  Notes, 6.75%, 11/15/06                             700,000          765,527
=============================================================================



PUBLISHING-0.13%


News America Holdings, Inc.,
  Sr. Unsec. Gtd. Deb., 7.70%, 10/30/25            1,615,000        1,882,315
-----------------------------------------------------------------------------
  Unsec. Gtd. Deb., 7.75%, 01/20/24                1,000,000        1,169,730
=============================================================================
                                                                    3,052,045
=============================================================================



REAL ESTATE-0.06%


EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                         1,250,000        1,403,450
=============================================================================



REAL ESTATE MANAGEMENT & DEVELOPMENT-0.07%


Dominion Resources, Inc.-Series F, Sr. Unsec.
  Putable Notes, 5.25%, 08/01/15                   1,700,000        1,697,960
=============================================================================



REGIONAL BANKS-0.34%


BB&T Corp., Unsec. Sub. Global Notes, 5.20%,
  12/23/15                                         3,800,000        3,790,272
-----------------------------------------------------------------------------
Greater Bay Bancorp.-Series B, Sr. Notes,
  5.25%, 03/31/08                                  3,000,000        3,027,570
-----------------------------------------------------------------------------
Union Planters Corp., Notes, 4.38%, 12/01/10         925,000          919,885
=============================================================================
                                                                    7,737,727
=============================================================================

-----------------------------------------------------------------------------
                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE


REINSURANCE-0.10%


GE Global Insurance Holding Corp., Unsec.
  Notes, 7.50%, 06/15/10                       $   2,000,000   $    2,298,680
=============================================================================


RESTAURANTS-0.04%


McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                           850,000          932,306
=============================================================================


SOVEREIGN DEBT-0.36%


New Brunswick (Province of) (Canada), Sec.
  Yankee Deb., 6.75%, 08/15/13                       830,000          969,050
-----------------------------------------------------------------------------
Quebec (Province of) (Canada), Sr. Unsec.
  Unsub. Global Deb., 5.75%, 02/15/09              1,400,000        1,533,742
-----------------------------------------------------------------------------
United Mexican States (Mexico), Global Notes,
  4.63%, 10/08/08                                    610,000          619,913
-----------------------------------------------------------------------------
  6.63%, 03/03/15                                  1,000,000        1,038,750
-----------------------------------------------------------------------------
  7.50%, 04/08/33                                  3,900,000        4,070,625
=============================================================================
                                                                    8,232,080
=============================================================================


THRIFTS & MORTGAGE FINANCE-0.23%


Countrywide Home Loans, Inc.
  Series J, Gtd. Medium Term Global Notes,
  5.50%, 08/01/06                                    700,000          748,727
-----------------------------------------------------------------------------
  Series K, Medium Term Global Notes, 3.50%,
  12/19/05                                         2,260,000        2,316,613
-----------------------------------------------------------------------------
Washington Mutual Financial Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                           2,050,000        2,231,364
=============================================================================
                                                                    5,296,704
=============================================================================


TOBACCO-0.05%


Altria Group, Inc.,
  Notes, 7.00%, 11/04/13                             700,000          747,341
-----------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06                      350,000          367,346
=============================================================================
                                                                    1,114,687
=============================================================================


TRUCKING-0.13%


Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08                                  2,655,000        2,996,619
=============================================================================


WIRELESS TELECOMMUNICATION SERVICES-0.51%


TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                   4,755,000        5,644,661
-----------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                          5,000,000        6,026,900
=============================================================================
                                                                   11,671,561
=============================================================================
    Total Bonds & Notes (Cost $277,186,962)                       284,760,758
=============================================================================

                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------

ASSET-BACKED SECURITIES-0.82%

ELECTRIC UTILITIES-0.02%


Public Service Co. of Colorado, Global
  Collateral Trust, 4.88%, 03/01/13            $     605,000   $      602,846
=============================================================================



OTHER DIVERSIFIED FINANCIAL SERVICES-0.65%


Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-09/23/03; Cost $5,379,228)(b)(c)        5,070,111        5,434,348
-----------------------------------------------------------------------------
Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-08/20/02; Cost $6,610,373)(b)(c)        6,600,000        7,759,356
-----------------------------------------------------------------------------
First Industrial Realty Trust, Inc., Putable
  PATS, 7.38%, 05/15/04 (Acquired 02/06/03;
  Cost $1,111,410)(b)(c)                           1,060,000        1,079,684
-----------------------------------------------------------------------------
Yorkshire Power (Cayman Islands)- Series
  2000-1, Pass Through Ctfs., 8.25%, 02/15/05
  (Acquired 11/12/03; Cost $640,800)(b)(c)           600,000          636,198
=============================================================================
                                                                   14,909,586
=============================================================================



SPECIALIZED FINANCE-0.15%


National Rural Utilities Cooperative Finance
  Corp., Sr. Sec. Global Collateral Trust,
  6.00%, 05/15/06                                  3,200,000        3,429,312
=============================================================================
    Total Asset-Backed Securities (Cost
      $17,531,208)                                                 18,941,744
=============================================================================


U.S. GOVERNMENT AGENCY SECURITIES-14.02%

FEDERAL HOME LOAN BANK-0.04%


Unsec. Bonds,
  4.88%, 04/16/04                                    820,000          829,012
=============================================================================



FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-5.01%


Pass Through Ctfs.,
  5.00%, 12/01/18                                    599,941          612,106
-----------------------------------------------------------------------------
  5.50%, 05/01/13 to 12/01/33                      4,973,091        5,152,676
-----------------------------------------------------------------------------
  6.00%, 04/01/17 to 02/01/33                     11,914,220       12,458,120
-----------------------------------------------------------------------------
  6.50%, 05/01/16 to 08/01/32                     11,038,924       11,578,359
-----------------------------------------------------------------------------
  7.00%, 06/01/15 to 06/01/32                      8,373,699        8,865,024
-----------------------------------------------------------------------------
  7.50%, 12/01/30 to 03/01/32                      1,507,028        1,618,847
-----------------------------------------------------------------------------
  8.00%, 01/01/27                                  1,582,680        1,722,049
-----------------------------------------------------------------------------
Unsec. Disc. Notes,
  0.75%, 01/02/04(h)                              72,275,000       72,273,494
-----------------------------------------------------------------------------
Unsec. Global Notes,
  2.75%, 03/15/08                                  1,330,000        1,302,748
=============================================================================
                                                                  115,583,423
=============================================================================



FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-7.69%


Pass Through Ctfs.,
  5.00%, 10/01/17 to 11/01/18                     23,803,029       24,314,910
-----------------------------------------------------------------------------
  5.50%, 04/01/18 to 12/01/33                     60,773,393       61,867,027
-----------------------------------------------------------------------------
  6.00%, 01/01/17 to 12/01/33                     27,598,400       28,554,081
-----------------------------------------------------------------------------

  6.50%, 04/01/14 to 01/01/33                     23,040,308       24,190,944
-----------------------------------------------------------------------------
  7.00%, 12/01/15 to 09/01/32                      9,689,413       10,305,330
-----------------------------------------------------------------------------
  7.50%, 11/01/15 to 05/01/32                      2,979,159        3,186,683
-----------------------------------------------------------------------------
  8.00%, 08/01/21 to 10/01/30                      2,192,614        2,391,199
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-(CONTINUED)

  8.50%, 03/01/10 to 10/01/28                  $   3,480,157   $    3,814,292
-----------------------------------------------------------------------------
Unsec. Global Notes,
  1.88%, 09/15/05                                  3,725,000        3,729,358
-----------------------------------------------------------------------------
  4.38%, 09/15/12                                    800,000          790,640
-----------------------------------------------------------------------------
  6.20%, 06/13/17                                  5,550,000        5,779,104
-----------------------------------------------------------------------------
Unsec. Notes,
  5.25%, 06/15/06                                  2,200,000        2,353,340
-----------------------------------------------------------------------------
Unsec. Sub. Notes,
  5.25%, 08/01/12                                  5,725,000        5,876,026
=============================================================================
                                                                  177,152,934
=============================================================================


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.28%


Pass Through Ctfs.,
  5.50%, 12/15/33                                  2,000,000        2,036,000
-----------------------------------------------------------------------------
  6.00%, 11/15/08 to 10/15/33                      8,781,297        9,141,817
-----------------------------------------------------------------------------
  6.50%, 10/15/08 to 02/15/33                      7,183,612        7,581,557
-----------------------------------------------------------------------------
  7.00%, 10/15/08 to 05/15/32                      4,787,311        5,106,248
-----------------------------------------------------------------------------
  7.50%, 06/15/23 to 05/15/32                      3,788,190        4,076,602
-----------------------------------------------------------------------------
  8.00%, 08/15/22 to 01/20/31                      1,278,730        1,401,762
-----------------------------------------------------------------------------
  8.50%, 11/15/24 to 02/15/25                        132,794          146,133
=============================================================================
                                                                   29,490,119
=============================================================================
    Total U.S. Government Agency Securities
      (Cost $319,687,575)                                         323,055,488
=============================================================================

U.S. TREASURY SECURITIES-8.03%

U.S. TREASURY NOTES-6.23%


2.13%, 10/31/04                                   26,115,000       26,325,226
-----------------------------------------------------------------------------
1.50%, 02/28/05                                   33,260,000       33,343,150
-----------------------------------------------------------------------------
6.75%, 05/15/05                                    5,550,000        5,950,654
-----------------------------------------------------------------------------
6.50%, 10/15/06                                   23,065,000       25,703,175
-----------------------------------------------------------------------------
3.50%, 11/15/06                                   14,800,000       15,304,088
-----------------------------------------------------------------------------
3.13%, 10/15/08                                   14,800,000       14,781,500
-----------------------------------------------------------------------------
4.75%, 11/15/08                                   10,775,000       11,540,995
-----------------------------------------------------------------------------
5.00%, 02/15/11                                    9,900,000       10,637,847
=============================================================================
                                                                  143,586,635
=============================================================================
U.S. TREASURY BONDS-1.80%


7.25%, 05/15/16                                   10,400,000       12,982,112
-----------------------------------------------------------------------------

                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------
U.S. TREASURY BONDS-(CONTINUED)

7.50%, 11/15/16                                $  22,320,000   $   28,433,671
=============================================================================
                                                                   41,415,783
=============================================================================
    Total U.S. Treasury Securities (Cost
      $181,771,734)                                               185,002,418
-----------------------------------------------------------------------------
TOTAL INVESTMENTS-102.12%
  (excluding investments purchased with cash
  collateral from securities loaned) (Cost
  $2,202,224,901)                                               2,353,968,607
=============================================================================


                                                                   MARKET
                                                  SHARES           VALUE
-----------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-5.22%

Liquid Assets Portfolio(i)(j)                  $  60,195,599   $   60,195,599
-----------------------------------------------------------------------------
STIC Prime Portfolio(i)(j)                        60,195,599       60,195,599
=============================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $120,391,198)                                         120,391,198
=============================================================================
TOTAL INVESTMENTS-107.34% (Cost
  $2,322,616,099)                                               2,474,359,805
=============================================================================
OTHER ASSETS LESS LIABILITIES-(7.34%)                            (169,223,468)
=============================================================================
NET ASSETS-100.00%                                             $2,305,136,337
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs    - Certificates
Deb.    - Debentures
GBP     - British Pound Sterling
GO      - General Obligation Bonds
Gtd.    - Guaranteed
PATS    - Pass Through Asset Trust Securities
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $35,030,919, which represented 1.52% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 12/31/03 was $32,858,465 which represented 1.43% of the Fund's net assets.
(d) Interest rates are redetermined quarterly. Rates shown are rates in effect on 12/31/03.
(e) Perpetual bond with no specified maturity date.
(f) Interest rates are redetermined semiannually. Rates shown are rates in effect on 12/31/03.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h) Security is traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(j) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $2,202,224,901)*                            $2,353,968,607
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $120,391,198)                            120,391,198
------------------------------------------------------------
Cash                                                 821,192
------------------------------------------------------------
Receivables for:
  Investments sold                                21,416,194
------------------------------------------------------------
  Fund shares sold                                 1,476,461
------------------------------------------------------------
  Dividends and interest                           8,828,052
------------------------------------------------------------
  Principal paydowns                                   4,469
------------------------------------------------------------
  Investments matured (Note 10)                      250,120
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   185,169
------------------------------------------------------------
Other assets                                          50,384
============================================================
     Total assets                              2,507,391,846
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                           45,318,017
------------------------------------------------------------
  Fund shares reacquired                          33,093,079
------------------------------------------------------------
  Deferred compensation and retirement plans         264,742
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                      120,391,198
------------------------------------------------------------
Accrued distribution fees                            990,675
------------------------------------------------------------
Accrued transfer agent fees                        1,941,903
------------------------------------------------------------
Accrued operating expenses                           255,895
============================================================
     Total liabilities                           202,255,509
============================================================
Net assets applicable to shares outstanding   $2,305,136,337
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $2,905,249,675
------------------------------------------------------------
Undistributed net investment income               (2,977,290)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  futures contracts and option contracts        (748,835,123)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                      151,699,075
============================================================
                                              $2,305,136,337
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $1,297,377,525
____________________________________________________________
============================================================
Class B                                       $  739,424,478
____________________________________________________________
============================================================
Class C                                       $  264,512,894
____________________________________________________________
============================================================
Class R                                       $    3,811,690
____________________________________________________________
============================================================
Institutional Class                           $        9,750
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           54,223,955
____________________________________________________________
============================================================
Class B                                           30,970,912
____________________________________________________________
============================================================
Class C                                           11,062,519
____________________________________________________________
============================================================
Class R                                              159,148
____________________________________________________________
============================================================
Institutional Class                                      407
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        23.93
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $23.93 divided
       by 95.25%)                             $        25.12
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $        23.87
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $        23.91
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                    $        23.95
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $        23.94
____________________________________________________________
============================================================

* At December 31, 2003, securities with an aggregate market value of $118,156,505 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Interest                                                      $ 40,986,029
--------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $149,904)          21,234,491
--------------------------------------------------------------------------
Dividends from affiliated money market funds*                    1,786,974
==========================================================================
    Total investment income                                     64,007,494
==========================================================================

EXPENSES:

Advisory fees                                                   12,247,956
--------------------------------------------------------------------------
Administrative services fees                                       498,697
--------------------------------------------------------------------------
Custodian fees                                                     103,683
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        3,397,488
--------------------------------------------------------------------------
  Class B                                                        7,336,443
--------------------------------------------------------------------------
  Class C                                                        2,791,836
--------------------------------------------------------------------------
  Class R                                                           13,795
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       6,396,180
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              49
--------------------------------------------------------------------------
Trustees' fees                                                      43,067
--------------------------------------------------------------------------
Other                                                              809,137
==========================================================================
    Total expenses                                              33,638,331
==========================================================================
Less: Fees waived and expense offset arrangements                  (61,944)
==========================================================================
    Net expenses                                                33,576,387
==========================================================================
Net investment income                                           30,431,107
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FUTURES CONTRACTS AND
  OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                        104,173,618
--------------------------------------------------------------------------
  Foreign currencies                                               130,456
--------------------------------------------------------------------------
  Futures contracts                                              2,809,071
--------------------------------------------------------------------------
  Option contracts written                                         669,555
==========================================================================
                                                               107,782,700
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        226,610,643
--------------------------------------------------------------------------
  Foreign currencies                                               (66,701)
--------------------------------------------------------------------------
  Futures contracts                                              1,573,443
==========================================================================
                                                               228,117,385
==========================================================================
Net gain from investment securities, foreign currencies,
  futures contracts and option contracts                       335,900,085
==========================================================================
Net increase in net assets resulting from operations          $366,331,192
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                   2003              2002
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   30,431,107    $    58,143,822
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                    107,782,700       (509,645,234)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                    228,117,385       (226,603,332)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  366,331,192       (678,104,744)
===============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (26,240,036)       (43,040,026)
-----------------------------------------------------------------------------------------------
  Class B                                                         (8,673,183)       (14,672,799)
-----------------------------------------------------------------------------------------------
  Class C                                                         (3,288,903)        (5,912,859)
-----------------------------------------------------------------------------------------------
  Class R                                                            (48,722)            (2,356)
-----------------------------------------------------------------------------------------------
  Institutional Class                                                   (209)              (233)
===============================================================================================
    Decrease in net assets resulting from distributions          (38,251,053)       (63,628,273)
===============================================================================================
Share transactions-net:
  Class A                                                       (325,786,055)      (418,695,124)
-----------------------------------------------------------------------------------------------
  Class B                                                       (127,772,946)      (189,750,544)
-----------------------------------------------------------------------------------------------
  Class C                                                        (75,676,154)       (92,084,801)
-----------------------------------------------------------------------------------------------
  Class R                                                          3,149,619            295,439
-----------------------------------------------------------------------------------------------
  Institutional Class                                                    209             10,233
===============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (526,085,327)      (700,224,797)
===============================================================================================
    Net increase (decrease) in net assets                       (198,005,188)    (1,441,957,814)
===============================================================================================

NET ASSETS:

  Beginning of year                                            2,503,141,525      3,945,099,339
===============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(2,977,290) and $(2,766,985) for 2003 and
    2002, respectively)                                       $2,305,136,337    $ 2,503,141,525
_______________________________________________________________________________________________
===============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the

     Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

D. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

E. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

F. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

G. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

J. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

K. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the
Fund). For the year ended December 31, 2003, AIM waived fees of $26,441.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $498,697 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended December 31, 2003, AISI retained $2,136,991 for such services and reimbursed fees for the Institutional Class shares of $39.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B, Class C and Class R shares paid $3,397,488, $7,336,443, $2,791,836 and
$13,795, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC")(collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2003, AIM Distributors retained $167,714 in front-end sales commissions from the sale of Class A shares and $2,908, $982, $11,040 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                   UNREALIZED
                         MARKET VALUE         PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND
                          12/31/2002           AT COST          FROM SALES       (DEPRECIATION)     12/31/2003       INCOME
-----------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio  $46,270,207        $  452,053,407    $  (498,323,614)       $   --        $        --     $  557,046
-----------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio      46,270,207           452,053,407       (498,323,614)           --                 --        535,880
=============================================================================================================================
  Subtotal               $92,540,414        $  904,106,814    $  (996,647,228)       $   --        $        --     $1,092,926
=============================================================================================================================

                          REALIZED
                         GAIN (LOSS)
                         -----------
-----------------------
Liquid Assets Portfolio    $   --
-----------------------
STIC Prime Portfolio           --
=======================
  Subtotal                 $   --
=======================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                   UNREALIZED
                         MARKET VALUE         PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND
                          12/31/2002           AT COST          FROM SALES       (DEPRECIATION)     12/31/2003      INCOME*
-----------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio  $198,527,731       $  399,316,028    $  (537,648,160)       $   --        $60,195,599     $  352,885
-----------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio     198,527,731           399,316,028       (537,648,160)           --         60,195,599        341,163
=============================================================================================================================
  Subtotal               $397,055,462       $  798,632,056    $(1,075,296,320)       $   --        $120,391,198    $  694,048
=============================================================================================================================
  Total                  $489,595,876       $1,702,738,870    $(2,071,943,548)       $   --        $120,391,198    $1,786,974
_____________________________________________________________________________________________________________________________
=============================================================================================================================

                          REALIZED
                         GAIN (LOSS)
                         -----------
-----------------------
Liquid Assets Portfolio    $   --
-----------------------
STIC Prime Portfolio           --
=======================
  Subtotal                 $   --
=======================
  Total                    $   --
_______________________
=======================

* Dividend income is net of fees paid to security lending counterparties of $2,129,155.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $33,550 and reductions in custodian fees of $1,914 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $35,464.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $10,207 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with to these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $118,156,505 were on loan to brokers. The loans were secured by cash collateral of $120,391,198, received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $694,048 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

               TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------
                                     CALL OPTION CONTRACTS
                                    ------------------------
                                    NUMBER OF     PREMIUMS
                                    CONTRACTS     RECEIVED
------------------------------------------------------------
Beginning of year                         --     $        --
------------------------------------------------------------
Written                               19,352       2,647,691
------------------------------------------------------------
Closed                               (11,352)     (1,383,087)
------------------------------------------------------------
Exercised                             (7,145)     (1,219,291)
------------------------------------------------------------
Expired                                 (855)        (45,313)
============================================================
End of year                               --     $        --
____________________________________________________________
============================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                       2003           2002
--------------------------------------------------------------
Distributions paid from ordinary
  income                            $38,251,053    $63,628,273
______________________________________________________________
==============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                 $      851,264
------------------------------------------------------------
Unrealized appreciation -- investments           127,385,446
------------------------------------------------------------
Temporary book/tax differences                      (176,364)
------------------------------------------------------------
Capital loss carryforward                       (728,173,684)
------------------------------------------------------------
Shares of beneficial interest                  2,905,249,675
============================================================
Total net assets                              $2,305,136,337
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales, bond premium amortization and the treatment of defaulted bonds. The tax basis unrealized appreciation (depreciation) on investments amount includes depreciation on foreign currencies written of $(44,631).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund utilized $100,558,720 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2009                             $194,280,842
----------------------------------------------------------
December 31, 2010                              533,892,842
==========================================================
Total capital loss carryforward               $728,173,684
__________________________________________________________
==========================================================

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $2,582,952,020 and $3,074,429,630, respectively.

    Receivable for investments matured represents the estimated proceeds to the fund by Candescent Technologies Corp. which is in default with respect to the principal payments on $25,012,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which were due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $133,885,871
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (6,455,794)
===========================================================
Net unrealized appreciation of investment
  securities                                   $127,430,077
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $2,346,929,728.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, bond premium adjustments and paydown reclassifications, on December 31, 2003, undistributed net investment income was increased by $7,609,641, undistributed net realized gains decreased by $7,609,641. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                          2003                            2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      14,724,408    $ 317,421,511     18,401,640    $ 428,141,266
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,822,623       61,571,171      4,099,333       94,890,497
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,078,856       23,496,738      1,843,250       43,002,479
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        184,779        4,039,188         14,347          301,147
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                                --               --            388           10,000
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,155,459       25,548,489      1,819,979       40,991,840
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         362,180        7,982,445        587,872       13,234,876
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         134,213        2,951,526        232,973        5,254,228
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                          2,176           48,722            114            2,356
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                                 9              209             10              233
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       1,104,079       24,477,117        706,603       16,411,135
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,106,931)     (24,477,117)      (708,036)     (16,411,135)
==========================================================================================================================
Reacquired:
  Class A                                                     (31,672,931)    (693,233,172)   (40,105,433)    (904,239,365)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (8,005,292)    (172,849,445)   (12,551,569)    (281,464,782)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,686,941)    (102,124,418)    (6,202,124)    (140,341,508)
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (41,885)        (938,291)          (383)          (8,064)
==========================================================================================================================
                                                              (23,945,198)   $(526,085,327)   (31,861,036)   $(700,224,797)
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
 ** Institutional class shares commended sales on March 15, 2002.

NOTE 13--FINANCIAL HIGHLIGHTS


The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                        2003             2002          2001                 2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    20.81       $    25.94    $    30.10           $    32.69    $    28.23
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.35(a)          0.49(a)       0.71(a)(b)           0.92(a)       0.82(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                        3.20            (5.09)        (4.14)               (2.23)         4.46
=================================================================================================================================
    Total from investment operations                       3.55            (4.60)        (3.43)               (1.31)         5.28
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.43)           (0.53)        (0.73)               (0.79)        (0.82)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --               --            --                (0.49)           --
=================================================================================================================================
    Total distributions                                   (0.43)           (0.53)        (0.73)               (1.28)        (0.82)
=================================================================================================================================
Net asset value, end of period                       $    23.93       $    20.81    $    25.94           $    30.10    $    32.69
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           17.23%          (17.85)%      (11.36)%              (4.18)%       19.04%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $1,297,378       $1,434,164    $2,284,776           $2,507,641    $1,800,350
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                    1.10%(d)         1.06%         1.01%                0.96%         0.94%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                   1.60%(d)         2.11%         2.60%(b)             2.80%         2.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     114%              78%           73%                  55%           65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.73 and the ratio of net investment income to average net assets would have been 2.67%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,358,995,358.


                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
                                                           2003           2002         2001                 2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  20.77       $  25.88    $    30.01           $    32.61    $    28.18
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.19(a)        0.31(a)       0.50(a)(b)           0.66(a)       0.58(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              3.17          (5.06)        (4.11)               (2.23)         4.45
=================================================================================================================================
    Total from investment operations                         3.36          (4.75)        (3.61)               (1.57)         5.03
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.26)         (0.36)        (0.52)               (0.54)        (0.60)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --             --            --                (0.49)           --
=================================================================================================================================
    Total distributions                                     (0.26)         (0.36)        (0.52)               (1.03)        (0.60)
=================================================================================================================================
Net asset value, end of period                           $  23.87       $  20.77    $    25.88           $    30.01    $    32.61
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                             16.29%        (18.46)%      (12.01)%              (4.93)%       18.08%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $739,424       $766,330    $1,176,679           $1,358,823    $1,183,215
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                      1.85%(d)       1.81%         1.76%                1.73%         1.75%
=================================================================================================================================
Ratio of net investment income to average net assets         0.85%(d)       1.36%         1.86%(b)             2.03%         2.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       114%            78%           73%                  55%           65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.93%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $733,644,320.


                                                                                           CLASS C
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                2003           2002        2001               2000        1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  20.80       $  25.92    $  30.05           $  32.65    $  28.21
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.19(a)        0.31(a)     0.50(a)(b)         0.66(a)     0.58(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.18          (5.07)      (4.11)             (2.23)       4.46
================================================================================================================================
    Total from investment operations                              3.37          (4.76)      (3.61)             (1.57)       5.04
================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.26)         (0.36)      (0.52)             (0.54)      (0.60)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --          --              (0.49)         --
================================================================================================================================
    Total distributions                                          (0.26)         (0.36)      (0.52)             (1.03)      (0.60)
================================================================================================================================
Net asset value, end of period                                $  23.91       $  20.80    $  25.92           $  30.05    $  32.65
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                  16.32%        (18.46)%    (11.99)%            (4.93)%     18.09%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $264,513       $302,346    $483,644           $365,510    $200,585
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                           1.85%(d)       1.81%       1.76%              1.73%       1.75%
================================================================================================================================
Ratio of net investment income to average net assets              0.85%(d)       1.36%       1.85%(b)           2.03%       2.00%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                            114%            78%         73%                55%         65%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.92%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $279,183,614.


                                                                            CLASS R
                                                              ------------------------------------
                                                              YEAR ENDED        JUNE 3, 2002 (DATE
                                                              DECEMBER          SALES COMMENCED)
                                                                31,             TO DECEMBER 31,
                                                                2003                2002
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $20.83               $ 23.73
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.30(a)               0.22(a)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.19                 (2.78)
==================================================================================================
    Total from investment operations                              3.49                 (2.56)
==================================================================================================
Less distributions from net investment income                    (0.37)                (0.34)
==================================================================================================
Net asset value, end of period                                  $23.95               $ 20.83
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                  16.92%               (10.82)%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $3,812               $   293
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets                           1.35%(c)              1.33%(d)
==================================================================================================
Ratio of net investment income to average net assets              1.35%(c)              1.83%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(e)                                         114%                   78%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,759,046.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                        INSTITUTIONAL CLASS
                                                              ---------------------------------------
                                                                                 MARCH 15, 2002 (DATE
                                                              YEAR ENDED         SALES COMMENCED)
                                                              DECEMBER 31,       TO DECEMBER 31,
                                                                2003                 2002
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $20.82                $ 25.81
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.44(a)                0.44(a)
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    3.20                  (4.83)
=====================================================================================================
    Total from investment operations                               3.64                  (4.39)
=====================================================================================================
Less distributions from net investment income                     (0.52)                 (0.60)
=====================================================================================================
Net asset value, end of period                                   $23.94                $ 20.82
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                   17.71%                (17.16)%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $   10                $     8
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets
  With fee waivers                                                 0.68%(c)               0.67%(d)
-----------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.13%(c)               0.80%(d)
=====================================================================================================
Ratio of net investment income to average net assets               2.02%(c)               2.50%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(e)                                          114%                    78%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $8,824.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act

("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Balanced Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Balanced Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the four years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent auditors whose report dated February 14, 2000, expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Balanced Fund, a portfolio of AIM Funds Group, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  822,704,205      11,194,804
      Frank S. Bayley..............................  822,781,451      11,117,558
      James T. Bunch...............................  822,886,061      11,012,948
      Bruce L. Crockett............................  822,942,379      10,956,630
      Albert R. Dowden.............................  822,923,043      10,975,966
      Edward K. Dunn, Jr...........................  822,752,667      11,146,342
      Jack M. Fields...............................  823,013,560      10,885,449
      Carl Frischling..............................  822,602,646      11,296,363
      Robert H. Graham.............................  822,881,635      11,017,374
      Gerald J. Lewis..............................  822,460,720      11,438,289
      Prema Mathai-Davis...........................  822,715,053      11,183,956
      Lewis F. Pennock.............................  822,839,481      11,059,528
      Ruth H. Quigley..............................  822,446,309      11,452,700
      Louis S. Sklar...............................  822,882,710      11,016,299
      Larry Soll, Ph.D.............................  822,748,856      11,150,153
      Mark H. Williamson...........................  822,801,778      11,097,231

* Proposal required approval by a combined vote of all the portfolios of AIM Funds Group.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1992             Director and Chairman, A I M Management Group Inc.   None
  Trustee, Chairman and                             (financial services holding company); and Director
  President                                         and Vice Chairman, AMVESCAP PLC and Chairman of
                                                    AMVESCAP PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), and
                                                    Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc. and
                                                    INVESCO Distributors, Inc.; Chief Executive
                                                    Officer, AMVESCAP PLC -- Managed Products;
                                                    Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Consultant                                           None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie             Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                                                                         company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
                                                    Formerly: General Counsel and Director, Boettcher
                                                    & Co.; and Chairman and Managing Partner, law firm
                                                    of Davis, Graham & Stubbs
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1987             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee                                           (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.;       None
  Trustee                                           President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff
  Trustee                                           Group, Inc. (government affairs company) and
                                                    Texana Timber LP
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2004

The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1992               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942         2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President and Chief                      Counsel, A I M Management Group Inc. (financial services
  Legal Officer                                        holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1992               Managing Director, Chief Fixed Income Officer and Senior
  Vice President                                       Investment Officer, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1992               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.;
  Vice President and Treasurer                         Senior Vice President, AIM Investment Services, Inc.; and
                                                       Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1992               Managing Director and Chief Management Officer, A I M
  Vice President                                       Capital Management, Inc; Director and President, Fund
                                                       Management Company; and Vice President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942        None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President and Chief
  Legal Officer
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana, Suite 2900
Houston, TX 77046-1173          Suite 100                       Suite 100                       Houston, TX 77002-5678
                                Houston, TX 77046-1173          Houston, TX 77046-1173
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103-7599     New York, NY 10022-3852                                         Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2003, 49.19% is eligible for the dividends received deduction for corporations.

For its tax year ended December 31, 2003 the Fund designated 53.57%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual percentages for the calendar year will be designated in the Fund's year-end tax statement.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 8.08% was derived from U.S. Treasury obligations.

      DOMESTIC EQUITY                                INTERNATIONAL/GLOBAL EQUITY                     FIXED INCOME

AIM Aggressive Growth Fund                      AIM Asia Pacific Growth Fund                TAXABLE
AIM Balanced Fund*                              AIM Developing Markets Fund
AIM Basic Balanced Fund*                        AIM European Growth Fund                    AIM Floating Rate Fund
AIM Basic Value Fund                            AIM European Small Company Fund             AIM High Yield Fund
AIM Blue Chip Fund                              AIM Global Aggressive Growth Fund           AIM Income Fund
AIM Capital Development Fund                    AIM Global Growth Fund                      AIM Intermediate Government Fund
AIM Charter Fund                                AIM Global Trends Fund                      AIM Limited Maturity Treasury Fund
AIM Constellation Fund                          AIM Global Value Fund(5)                    AIM Money Market Fund
AIM Dent Demographic Trends Fund                AIM International Emerging Growth Fund      AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)                AIM International Growth Fund               AIM Total Return Bond Fund
AIM Emerging Growth Fund                        AIM Trimark Fund                            INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund                  INVESCO International Core Equity Fund(6)
AIM Large Cap Growth Fund                                                                   TAX-FREE
AIM Libra Fund                                           SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                                AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(2)                 AIM Global Health Care Fund                 AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                         AIM Real Estate Fund                        AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                        INVESCO Advantage Health Sciences Fund      AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                       INVESCO Energy Fund
AIM Opportunities III Fund                      INVESCO Financial Services Fund
AIM Premier Equity Fund                         INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                          INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(3)                    INVESCO Leisure Fund
AIM Small Cap Growth Fund(4)                    INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                       INVESCO Technology Fund
AM Trimark Small Companies Fund                 INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund



(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (6) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

                                AIMinvestments.com                     BAL-AR-1





                                                      YOUR GOALS. OUR SOLUTIONS.--Servicemark--
-----------------------------------------------------------------------------------------------
Mutual  Retirement   Annuities  College  Separately  Offshore  Alternative  Cash                 [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products                Savings   Managed    Products  Investments  Management                    --Servicemark--
                                 Plans    Accounts
-----------------------------------------------------------------------------------------------

                                                         AIM Basic Balanced Fund
                               Annual Report to Shareholders o December 31, 2003



                                  [COVER IMAGE]



YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                    --Servicemark--

================================================================================
AIM BASIC BALANCED FUND SEEKS LONG-TERM GROWTH OF CAPITAL AND CURRENT INCOME.
================================================================================

o Unless otherwise stated, information presented is as of 12/31/03 and is based on total net assets.

ABOUT SHARE CLASSES

o Effective 9/30/03, Class B shares are    OTHER INFORMATION:                           o The unmanaged Lipper Balanced Fund
not available as an investment for                                                      Index represents an average of the 30
retirement plans maintained pursuant to    o The average credit quality of the          largest balanced funds tracked by
Section 401 of the Internal Revenue        fund's holdings as of the close of the       Lipper, Inc., an independent mutual
Code, including 401(k) plans, money        reporting period represents the              fund performance monitor. It is
purchase pension plans and profit          weighted average quality rating of the       calculated daily, with adjustments
sharing plans. Plans that have existing    securities in the portfolio as               for distributions as of the
accounts invested in Class B shares will   assigned by Nationally Recognized            ex-dividend dates.
continue to be allowed to make             Statistical Rating Organizations based
additional purchases.                      on assessment of the credit quality of       o The unmanaged Standard & Poor's
                                           the individual securities.                   Composite Index of 500 Stocks (the S&P
PRINCIPAL RISKS OF INVESTING IN THE FUND:                                               500--Registered Trademark--) is an
                                           o Effective duration is a measure of a       index of common stocks frequently used
o International investing presents         bond fund's price sensitivity to             as a general measure of U.S. stock market
certain risks not associated with          changes in interest rates. It also           performance.
investing solely in the United States.     takes into account mortgage prepayments,
These include risks relating to            puts, adjustable coupons and potential       o A direct investment cannot be made in
fluctuations in the value of the U.S.      call dates.                                  an index. Unless otherwise indicated,
dollar relative to the values of other                                                  index results include reinvested
currencies, the custody arrangements       ABOUT INDEXES USED IN THIS REPORT:           dividends, and they do not reflect sales
made for the fund's foreign holdings,                                                   charges. Performance of an index of
differences in accounting, political       o The fund uses a blended index composed     funds reflects fund expenses;
risks and the lesser degree of public      of 60% Russell 1000--Registered Trademark--  performance of a market index does not.
information required to be provided by     Value Index and 40% Lehman U.S. Aggregate
non-U.S. companies.                        Bond Index. The unmanaged Russell            Industry classifications used in this
                                           1000--Registered Trademark-- Index           report are generally according to the
o The fund may participate in the          represents the performance of the stocks     Global Industry Classification Standard,
initial public offering (IPO) market in    of large- capitalization companies; the      which was developed by and is the
some market cycles. Because of the         Value segment measures the performance of    exclusive property and a service mark
fund's small asset base, any investment    Russell 1000 companies with lower            of Morgan Stanley Capital International
the fund may make in IPOs may              price/book ratios and lower forecasted       Inc. and Standard & Poor's.
significantly affect the fund's total      growth values. The unmanaged Lehman U.S.
return. As the fund's assets grow, the     Aggregate Bond Index, which represents       A description of the policies and
impact of IPO investments will decline,    the U.S. investment-grade fixed-rate bond    procedures that the Fund uses to
which may reduce the effect of IPO         market (including government and corporate   determine how to vote proxies relating
investments on the fund's total return.    securities, mortgage pass-through            to portfolio securities is available
                                           securities and asset- backed securities),    without charge, upon request, by calling
                                           is compiled by Lehman Brothers, a global     800-959-4246, or on the AIM Web site,
                                           investment bank.                             AIMInvestments.com.


=================================================
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE          THIS REPORT MAY BE DISTRIBUTED ONLY TO SHAREHOLDERS OR TO PERSONS
=================================================          WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE FUND. PLEASE READ
                                                           THE PROSPECTUS CAREFULLY AND CONSIDER THE INVESTMENT OBJECTIVES,
                                                           RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY
                                                           BEFORE INVESTING.


AIMinvestments.com

TO OUR SHAREHOLDERS

                   DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                   FUNDS--Registered Trademark--:

[PHOTO OF          The fiscal year ended December 31, 2003, was a welcome
ROBERT H.          change from the bear market of the previous three years.
GRAHAM             Major stock market indexes here and abroad delivered
                   positive performance, with double-digit returns more the
ROBERT H. GRAHAM   rule than the exception. As is historically the case, bond market returns were more modest, but nonetheless positive as well. The U.S. economy appears to have turned a corner, with solid growth in gross domestic product. Overseas, particularly in Europe, economic performance was not so robust but appeared to pick up during the second half of the year.

                      U.S. investors seem to have regained their confidence,
                   putting $152.77 billion in new money into stock mutual funds during 2003 and $31.40 billion into bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered large net outflows during 2003.

   The durability of these trends is, of course, unpredictable, but the economy does appear to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong. Nevertheless, we caution all our shareholders against thinking that 2004 will be a repeat of 2003. We simply do not know.

   What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

   For information on your fund's performance and management during the fiscal year, please see the management discussion that begins on the following page.

VISIT OUR WEB SITE

As you are aware, the mutual fund industry, including AIM Investments, has been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We encourage you to visit AIMinvestments.com often to monitor developments. We will continue to post updates on these issues as information becomes available.

   The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. We welcome these efforts, as does the industry trade group, the Investment Company Institute. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifica- tions that are fair, enforceable and, most importantly, beneficial for investors.

   Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, you can contact one of our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman and President
February 9, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

AIM BASIC BALANCED FUND                                                                our stock selection within these sectors
OUTPERFORMS ITS PEERS                                                                  generated above-average returns. The
                                                                                       sectors that had the most material impact
AIM Basic Balanced Fund finished the       rate ending the year at 5.7%. On June 25,   on our relative outperformance were
fiscal year ended December 31, 2003,       the Federal Reserve cut the influential     industrials, consumer discretionary,
with total returns at net asset value      federal funds rate from 1.25% to a          financials and health care. Sectors
of 22.35% for Class A shares. (If sales    58-year low of 1.00%, where it remained     exhibiting relative underperformance were
charges were included, performance would   for the rest of the year.                   consumer staples, utilities and basic
be lower.) Results for other share                                                     materials.
classes are shown in a table on page 4.       The best-performing equity sectors
The fund outperformed its peers, as        and industries during 2003 were those          The fund's fixed-income returns
represented by the Lipper Balanced Fund    that are most likely to benefit from an     essentially matched those of the U.S.
Index, which returned 19.94%. The fund     economic recovery--consumer                 investment-grade bond market, as measured
underperformed the 28.67% return of the    discretionary, financials, technology,      by the Lehman U.S. Aggregate Bond Index,
S&P 500 Index, which is to be expected     business services, industrial capital       which returned 4.10% for the 12-month
during a period when equities              goods and raw materials producers.          period. Here also, the more economically
outperformed fixed-income securities,      Utilities, consumer staples and other       sensitive sectors performed best, with
as they did during 2003. The S&P 500       economically defensive groups did not       U.S. corporate instruments posting the
includes only equities, whereas the        perform as well.                            highest returns within the index.
fund's portfolio is roughly 40% fixed-                                                 Corporate bonds also proved to be the
income securities, and the fund's          YOUR FUND                                   biggest contributor to fund performance
performance reflected the effects of                                                   among all fixed-rate holdings.
its bonds' more modest, single-digit       Based on our valuation estimates during
rates of return.                           2002, we believed the most compelling          We manage the fund based on the
                                           valuation opportunities were concentrated   philosophy that business value is
MARKET CONDITIONS                          in companies leveraged to an economic       separate from, but eventually determines,
                                           recovery scenario. As a result, the         market value. Our goal is to grow your
Amid generally improving economic          changes we made to the equity portfolio     capital by investing primarily in U.S.
conditions, the equity market rallied.     in 2002 were many of the key drivers of     companies that are significantly
The nation's real gross domestic           our 2003 performance.                       undervalued on an absolute basis. The AIM
product, generally considered the                                                      Basic Value philosophy recognizes
broadest measure of economic activity,        The fund's equity portfolio              businesses have an intrinsic value that
expanded at an annualized rate of 3.1%     outperformed the S&P 500 because we were    is independent of the market, stock
for 2003. The job market, though           slightly more exposed to the                prices are more volatile than business
improving, remained weak, with the         best-performing sectors, and                values, investors often overreact to
unemployment                                                                           negative news, and a long-term investment
                                                                                       horizon is required.

===================================================================================================================================
PORTFOLIO COMPOSITION BY INVESTMENT TYPE   TOP 10 EQUITY HOLDINGS                          TOP 10 FIXED INCOME ISSUERS

                                            1. Tyco International Ltd.               2.6%   1. U.S. Treasury Securities       11.0%
            (PIE CHART)
                                            2. Computer Associates                   2.4    2. Federal Home Loan Mortgage      6.5
                                               International, Inc.                             Corp. (FHLMC)
EQUITIES                           64.2%
                                            3. Fannie Mae                            2.0    3. Federal National Mortgage       6.1
U.S. GOVERNMENT &                                                                              Association (FNMA)
AGENCY BONDS                       14.0%    4. Waste Management, Inc.                2.0
                                                                                            4. Government National Mortgage    1.4
U.S. TREASURIES                    11.0%    5. American Standard Cos. Inc.           2.0       Association (GNMA)

BONDS & NOTES                      10.4%    6. Cendant Corp.                         2.0    5. Sprint Capital Corp.            0.6

CASH & OTHER                        0.4%    7. Citigroup Inc.                        1.8    6. Verizon Communications Inc.     0.4

                                            8. Interpublic Group of Cos., Inc.(The)  1.8    7. Citicorp Lease-Series 1999-1    0.4

                                            9. Bank One Corp.                        1.7    8. Tritel                          0.3

                                           10. Omnicom Group Inc.                    1.6    9. Telecorp                        0.3

                                                                                           10. General Motors Acceptance Corp. 0.3


The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

   When the stock market is viewed           accounting practices. Both stocks remain                   BRET W. STANLEY
through this intrinsic-value lens, it        undervalued, in our opinion, and continue                  Mr. Stanley, Chartered
becomes clear that investment risk has       to be among the fund's largest holdings.     [PHOTO OF     Financial Analyst, is lead
little to do with historical prices and                                                   BRET W.       portfolio manager of AIM
popular volatility measures. In fact, we        Fannie Mae was among our more             STANLEY       Basic Balanced Fund. He
believe that risk is often inversely         significant new investments during 2003.                   began his investment career
related to price. This creates a paradox:    We believe its depressed value results                     in 1988 and joined AIM in
investment risk may, in fact, be low         from external factors and accounting                       1998. He received a B.B.A.
precisely where it appears high. The         complexity. While this investment has yet    in finance from The University of Texas
bridge across this gap in market             to meaningfully contribute to our            at Austin and an M.S. in finance from the
perception is a long-term investment         performance, we believe it is a              University of Houston.
horizon. As price declines significantly     compelling long-term opportunity.
below intrinsic value, what is known as a                                                               R. CANON COLEMAN II
Margin of Safety is created. While this      IN CLOSING                                                 Mr. Coleman, Chartered
discount to value may be of no use to a                                                   [PHOTO OF     Financial Analyst, is a
short-term trader, it is highly relevant     While 2003 was a strong year relative to     R. CANON      portfolio manager of AIM
to the long-term investor. If this Margin    our peers, it needs to be considered in a    COLEMAN II    Basic Balanced Fund. He
of Safety is large enough, it creates an     longer-term context. Last year, we                         joined AMVESCAP in 1999 and
attractive risk-to-reward equation that      estimated that the fund had a significant                  joined AIM in 2000. He
suggests significantly higher upside         discount between year-end market value                     earned a B.S. and M.S. in
potential with a lower risk of a             and our estimate of intrinsic value for      accounting from the University of Florida
permanent loss of capital.                   the total portfolio. Following a 22%         and an M.B.A. from The Wharton School at
                                             increase in market value this year, we       the University of Pennsylvania.
   As we suggested last year, we thought     believe this discount is still attractive
this was the case with Tyco International    but clearly more modest as of the end of                     JAN H. FRIEDLI
and Computer Associates. Those and other     this year. However, we remain pleased                        Mr. Friedli is a portfolio
controversial but significantly              with our estimate of portfolio value         [PHOTO OF       manager of AIM Basic
undervalued stocks that we purchased         content and will be working hard to grow     JAN H.          Balanced Fund. He began
during 2002 were big drivers of our          this intrinsic value over the next few       FRIEDLI         his investment career in
outperformance this year. Tyco               years.                                                       1990 and joined AIM in
International is now under new                                                                            1999. Mr. Friedli
management, and is working to move beyond      See important fund and index                               graduated cum laude from
the controversy associated with its          disclosures inside front cover.              Villanova University with a B.S. in
former CEO, while Computer Associates                                                     computer science and earned an M.B.A.
continues to produce substantial and                                                      with honors from the University of
stable cash flow that has allayed                                                         Chicago.
investor fears over the company's
                                                                                                        SCOT W. JOHNSON
TOP 10 INDUSTRIES                            TOTAL NUMBER OF HOLDINGS              274                  Mr. Johnson, Chartered
                                             TOTAL NET ASSETS           $154.8 million    [PHOTO OF     Financial Analyst, is a
 1. U.S. Government Agency            14.0%                                               SCOT W.       portfolio manager of AIM
    Securities                               Average Credit Quality Rating (Bonds)  AA    JOHNSON       Basic Balanced Fund. He
                                                                                                        joined AIM in 1994. He
 2. U.S. Treasury Securities          11.0   Average Bond Coupon                 5.98%                  received both his B.A. in
                                                                                                        economics and an M.B.A. in
 3. Advertising                        3.5   Average Bond Maturity          5.21 years    finance from Vanderbilt University.

 4. Other Diversified Financial        3.3   Average Effective Duration     3.82 years                  MATTHEW W. SEINSHEIMER
    Services                                                                                            Mr. Seinsheimer, Chartered
                                                                                          [PHOTO OF     Financial Analyst, is a
 5. Diversified Commercial Services    3.3                                                MATTHEW W.    portfolio manager of AIM
                                                                                          SEINSHEIMER   Basic Balanced Fund. He
 6. Data Processing & Outsourced       3.0                                                              began his investment career
    Services                                                                                            in 1992. He joined AIM as a
                                                                                                        senior analyst in 1998 and
 7. Pharmaceuticals                    2.8                                                assumed his current responsibilities in
                                                                                          2000. Mr. Seinsheimer received a B.B.A.
 8. Industrial Conglomerates           2.7                                                from Southern Methodist University and
                                                                                          an M.B.A. from The University of Texas at
 9. Oil & Gas Drilling                 2.5                                                Austin.

10. Health Care Distributors           2.5                                                              MICHAEL J. SIMON
                                                                                                        Mr. Simon, Chartered
                                                                                          [PHOTO OF     Financial Analyst, is a
                                                                                          MICHAEL J.    portfolio manager of AIM
                                                                                          SIMON         Basic Balanced Fund. Mr.
                                                                                                        Simon started his investment
                                                                                                        career in 1989 and joined
                                                                                                        AIM in 2001. He received a
                                                                                          B.B.A. in finance from Texas Christian
                                                                                          University and an M.B.A. from the
                                                                                          University of Chicago.

                                                                                          Assisted by Basic Value Team and
                                                                                          Investment Grade Team

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

9/28/01 12/31/03
Index data from 9/30/01

                   DATE         AIM BASIC        AIM BASIC       AIM BASIC
                                BALANCED FUND    BALANCED FUND   BALANCED FUND    S&P500  60% RUSSELL 1000 VALUE/  LIPPER BALANCED
                                CLASS A SHARES   CLASS B SHARES  CLASS C SHARES   INDEX   40% LEHMAN U.S.          FUND INDEX
                                                                                          AGGREGATE BOND INDEX
                      9/28/01         9525           10000           10000        10000         10000                   10000
                   10/31/2001         9696           10180           10180        10191         10032                   10167
                   11/30/2001        10135           10630           10630        10972         10326                   10572
                   12/31/2001        10281           10776           10776        11068         10446                   10648
                   01/31/2002        10214           10706           10706        10907         10432                   10555
                   02/28/2002        10137           10616           10616        10697         10482                   10483
                   03/31/2002        10503           10992           10992        11099         10710                   10713
                   04/30/2002        10350           10822           10822        10426         10573                   10455
                   05/31/2002        10330           10802           10812        10350         10640                   10451
                   06/30/2002         9771           10219           10221         9613         10311                   10005
                   07/31/2002         9156            9566            9568         8864          9785                    9492
                   08/31/2002         9290            9697            9708         8922          9896                    9589
[MOUNTAIN CHART]   09/30/2002         8635            9008            9008         7953          9300                    9017
                   10/31/2002         8992            9380            9381         8652          9696                    9393
                   11/30/2002         9464            9862            9863         9161         10062                    9774
                   12/31/2002         9152            9531            9531         8623          9883                    9510
                   01/31/2003         8987            9359            9360         8398          9743                    9368
                   02/28/2003         8813            9168            9178         8272          9641                    9298
                   03/31/2003         8740            9088            9097         8352          9647                    9335
                   04/30/2003         9263            9632            9642         9039         10189                    9841
                   05/31/2003         9933           10318           10328         9515         10659                   10276
                   06/30/2003        10010           10392           10402         9637         10731                   10354
                   07/31/2003        10059           10443           10443         9807         10683                   10378
                   08/31/2003        10312           10696           10696         9997         10811                   10553
                   09/30/2003        10269           10645           10645         9892         10862                   10566
                   10/31/2003        10542           10927           10938        10451         11220                   10915
                   11/30/2003        10726           11109           11120        10543         11323                   11012
                     12/31/03        11197           11291           11591        11095         11787                   11406

Source: Lipper, Inc.


Past performance cannot guarantee comparable future results.

Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges. The performance of the fund's share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

AVERAGE ANNUAL TOTAL RETURNS                    The fund's performance figures are        FUND VS. INDEXES
As of 12/31/03, including sales charges      historical, and they reflect fund            Total returns, 12/31/02-12/31/03,
Class A Shares                               expenses, the reinvestment of                excluding sales charges. If sales charges
Inception (9/28/01)               5.14%      distributions, and changes in net asset      were included, performance would be
 1 Year                          16.56       value. Performance data quoted represent     lower.
                                             past performance, and the investment
Class B Shares                               return and principal value of an             Class A Shares
Inception (9/28/01)               5.53%      investment will fluctuate so that an         22.35%
 1 Year                          16.64       investor's shares, when redeemed, may be
                                             worth more or less than their original       Class B Shares                    21.64
Class C Shares                               cost.
Inception (9/28/01)               6.76%                                                   Class C Shares                    21.64
 1 Year                          20.64          Class A share performance reflects the
                                             maximum 4.75% sales charge, and Class B      S&P 500 (Broad Market Index)      28.67
                                             and Class C share performance reflects
Current performance may be lower or          the applicable contingent deferred sales     60% Russell 1000 Value/           19.27
higher than the performance data quoted.     charge (CDSC) for the period involved.       40% Lehman U.S. Aggregate Bond
Past performance cannot guarantee com-       The CDSC on Class B shares declines from     (Custom Style-specific Index)
parable future results. Due to               5% beginning at the time of purchase to
significant market volatility, results of    0% at the beginning of the seventh year.     Lipper Balanced Fund Index        19.94
an investment made today may differ          The CDSC on Class C shares is 1% for the     (Peer Group Index)
substantially from the historical            first year after purchase. The               Source: Lipper, Inc.
performance shown. Please visit              performance of the fund's share classes
AIMinvestments.com for the most current      will differ due to different sales charge
month-end performance.                       structures and class expenses.

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-64.16%

ADVERTISING-3.45%

Interpublic Group of Cos., Inc. (The)(a)          180,000   $  2,808,000
------------------------------------------------------------------------
Omnicom Group Inc.                                 28,900      2,523,837
========================================================================
                                                               5,331,837
========================================================================

APPAREL RETAIL-1.56%

Gap, Inc. (The)                                   103,900      2,411,519
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.06%

Bank of New York Co., Inc. (The)                   68,200      2,258,784
------------------------------------------------------------------------
Janus Capital Group Inc.                           56,700        930,447
========================================================================
                                                               3,189,231
========================================================================

BUILDING PRODUCTS-1.97%

American Standard Cos. Inc.(a)                     30,200      3,041,140
========================================================================

COMMUNICATIONS EQUIPMENT-0.80%

Motorola, Inc.                                     88,100      1,239,567
========================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-0.61%

Deere & Co.                                        14,500        943,225
========================================================================

CONSUMER ELECTRONICS-1.08%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)               57,700      1,678,493
========================================================================

CONSUMER FINANCE-1.09%

American Express Co.                               35,100      1,692,873
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.95%

Ceridian Corp.(a)                                  99,400      2,081,436
------------------------------------------------------------------------
First Data Corp.                                   60,600      2,490,054
========================================================================
                                                               4,571,490
========================================================================

DIVERSIFIED BANKS-1.68%

Bank One Corp.                                     56,900      2,594,071
========================================================================

DIVERSIFIED CAPITAL MARKETS-0.98%

J.P. Morgan Chase & Co.                            41,300      1,516,949
========================================================================

DIVERSIFIED CHEMICALS-1.30%

E. I. du Pont de Nemours & Co.                     44,000      2,019,160
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.29%

Cendant Corp.(a)                                  135,700      3,022,039
------------------------------------------------------------------------
H&R Block, Inc.                                    37,400      2,070,838
========================================================================
                                                               5,092,877
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


ELECTRIC UTILITIES-0.22%

FirstEnergy Corp.                                   9,600   $    337,920
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.00%

Waters Corp.(a)                                    46,600      1,545,256
========================================================================

ENVIRONMENTAL SERVICES-1.98%

Waste Management, Inc.                            103,500      3,063,600
========================================================================

FOOD RETAIL-2.33%

Kroger Co. (The)(a)                               121,400      2,247,114
------------------------------------------------------------------------
Safeway Inc.(a)                                    62,000      1,358,420
========================================================================
                                                               3,605,534
========================================================================

GENERAL MERCHANDISE STORES-1.42%

Target Corp.                                       57,400      2,204,160
========================================================================

HEALTH CARE DISTRIBUTORS-2.45%

Cardinal Health, Inc.                              30,900      1,889,844
------------------------------------------------------------------------
McKesson Corp.                                     59,000      1,897,440
========================================================================
                                                               3,787,284
========================================================================

HEALTH CARE FACILITIES-1.47%

HCA Inc.                                           52,800      2,268,288
========================================================================

HEALTH CARE SERVICES-1.11%

IMS Health Inc.                                    68,800      1,710,368
========================================================================

HOTELS, RESORTS & CRUISE LINES-1.14%

Starwood Hotels & Resorts Worldwide, Inc.          48,900      1,758,933
========================================================================

HOUSEHOLD APPLIANCES-1.49%

Black & Decker Corp. (The)                         46,800      2,308,176
========================================================================

INDUSTRIAL CONGLOMERATES-2.63%

Tyco International Ltd. (Bermuda)                 153,600      4,070,400
========================================================================

INDUSTRIAL MACHINERY-1.35%

SPX Corp.(a)                                       35,600      2,093,636
========================================================================

INVESTMENT BANKING & BROKERAGE-1.42%

Morgan Stanley                                     38,100      2,204,847
========================================================================

LIFE & HEALTH INSURANCE-1.22%

Prudential Financial, Inc.                         45,300      1,892,181
========================================================================

MANAGED HEALTH CARE-1.16%

UnitedHealth Group Inc.                            30,900      1,797,762
========================================================================

MOVIES & ENTERTAINMENT-1.27%

Walt Disney Co. (The)                              84,500      1,971,385
========================================================================


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

OIL & GAS DRILLING-2.48%

Pride International, Inc.(a)                       94,200   $  1,755,888
------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)                86,900      2,086,469
========================================================================
                                                               3,842,357
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.76%

Cooper Cameron Corp.(a)                            17,400        810,840
------------------------------------------------------------------------
Halliburton Co.                                    40,000      1,040,000
------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    15,900        870,048
========================================================================
                                                               2,720,888
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.84%

Citigroup Inc.                                     58,600      2,844,444
========================================================================

PHARMACEUTICALS-2.84%

Aventis S.A. (France)                              35,200      2,320,171
------------------------------------------------------------------------
Wyeth                                              48,700      2,067,315
========================================================================
                                                               4,387,486
========================================================================

PROPERTY & CASUALTY INSURANCE-1.49%

ACE Ltd. (Cayman Islands)                          55,600      2,302,952
========================================================================

REINSURANCE-0.65%

PartnerRe Ltd. (Bermuda)                           17,400      1,010,070
========================================================================

SEMICONDUCTOR EQUIPMENT-1.01%

Novellus Systems, Inc.(a)                          37,100      1,560,055
========================================================================

SPECIALIZED FINANCE-1.27%

CIT Group Inc.                                     54,700      1,966,465
========================================================================

SYSTEMS SOFTWARE-2.36%

Computer Associates International, Inc.           133,800      3,658,092
========================================================================

THRIFTS & MORTGAGE FINANCE-1.98%

Fannie Mae                                         40,900      3,069,954
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $78,899,856)                            99,304,925
========================================================================

                                               PRINCIPAL
                                                 AMOUNT

BONDS & NOTES-9.81%

AEROSPACE & DEFENSE-0.03%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                       $   35,000         40,095
========================================================================

ALTERNATIVE CARRIERS-0.07%

INTELSAT Ltd. (Bermuda), Notes, 6.50%,
  11/01/13 (Acquired 10/31/03; Cost
  $101,875)(b)(c)                                 100,000        104,610
========================================================================

AUTOMOBILE MANUFACTURERS-0.03%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04          50,000         50,719
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

BROADCASTING & CABLE TV-0.84%

British Sky Broadcasting Group PLC (United
  Kingdom), Unsec. Gtd. Global Notes, 7.30%,
  10/15/06                                     $  200,000   $    223,132
------------------------------------------------------------------------
Clear Channel Communications, Inc., Sr.
  Unsec. Gtd. Notes, 8.00%, 11/01/08              100,000        116,904
------------------------------------------------------------------------
Comcast Corp.,
  Sr. Unsec. Sub. Notes, 10.50%, 06/15/06          50,000         58,750
------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.88%, 04/01/07               150,000        154,353
------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13                           100,000        114,260
------------------------------------------------------------------------
Cox Radio, Inc.-Class A, Sr. Unsec. Notes,
  6.63%, 02/15/06                                  75,000         80,973
------------------------------------------------------------------------
TCI Communications Financing III, Gtd. Bonds,
  9.65%, 03/31/27                                  75,000         92,464
------------------------------------------------------------------------
Time Warner Cos. Inc.,
  Sr. Unsec. Gtd. Deb.,
    6.88%, 06/15/18                               150,000        163,611
------------------------------------------------------------------------
    7.25%, 10/15/17                                55,000         62,709
------------------------------------------------------------------------
    7.57%, 02/01/24                                65,000         73,274
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                   150,000        162,388
========================================================================
                                                               1,302,818
========================================================================

CONSUMER FINANCE-1.10%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18                           200,000        232,204
------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Global Notes, 8.25%, 06/15/05               100,000        108,149
------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.25%, 05/01/06               300,000        323,319
------------------------------------------------------------------------
Ford Motor Credit Co.,
  Unsec. Global Notes,
    6.88%, 02/01/06                               250,000        266,635
------------------------------------------------------------------------
    7.50%, 03/15/05                               150,000        158,464
------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Global Notes, 4.50%, 07/15/06                    90,000         92,515
------------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05               55,000         57,072
------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%, 01/15/06     300,000        321,384
------------------------------------------------------------------------
Hertz Corp. (The)-Class A, Floating Rate
  Global Notes, 1.71%, 08/13/04(d)                150,000        148,500
========================================================================
                                                               1,708,242
========================================================================

DIVERSIFIED BANKS-0.70%

American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $27,726)(b)(c)          25,000         26,767
------------------------------------------------------------------------
Bank of America Corp.-Series B, Putable Sub.
  Medium Term Notes, 8.57%, 11/15/04               50,000         65,249
------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55%, 09/19/49 (Acquired 11/05/03; Cost
  $123,064)(b)(c)(e)                              100,000        121,686
------------------------------------------------------------------------
Barnett Capital I, Gtd. Bonds, 8.06%,
  12/01/26                                         60,000         68,959
------------------------------------------------------------------------
Barnett Capital II, Gtd. Bonds, 7.95%,
  12/01/26                                         35,000         38,907
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $75,926)(b)(c)                               $   60,000   $     72,149
------------------------------------------------------------------------
Corestates Capital Trust I, Bonds, 8.00%,
  12/15/26 (Acquired 06/18/03; Cost
  $47,662)(b)(c)                                   40,000         45,573
------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Global Notes, 5.20%, 05/21/13                   140,000        138,545
------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61%, 12/29/49 (Acquired
  11/05/03; Cost $46,626)(b)(c)(e)                 50,000         47,057
------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  1.25%, 06/29/49(f)                              140,000        118,705
------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                           100,000        127,115
------------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%, 12/29/49
  (Acquired 11/05/03; Cost $47,457)(e)             50,000         47,597
------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Unsec. Gtd. Sub. Yankee Notes,
  7.00%, 04/01/06                                 150,000        163,564
========================================================================
                                                               1,081,873
========================================================================

DIVERSIFIED CAPITAL MARKETS-0.15%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%, 10/29/49(e)                       185,000        227,798
========================================================================

ELECTRIC UTILITIES-0.78%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05             20,000         21,915
------------------------------------------------------------------------
American Electric Power Co., Inc., Sr. Unsec.
  Unsub. Notes, 5.25%, 06/01/15                    45,000         44,195
------------------------------------------------------------------------
CenterPoint Energy, Inc., Notes, 5.88%,
  06/01/08 (Acquired 05/21/03; Cost
  $45,383)(b)                                      45,000         46,587
------------------------------------------------------------------------
Cinergy Corp., Unsec. Sub. Global Deb.,
  6.25%, 09/01/04                                  30,000         30,826
------------------------------------------------------------------------
Consolidated Edison Co. of New York, Unsec.
  Deb., 7.75%, 06/01/26(g)                         55,000         60,546
------------------------------------------------------------------------
Consumers Energy Co., First Mortgage Bonds,
  6.00%, 02/15/14 (Acquired 10/03/03; Cost
  $102,230)(b)(c)                                 100,000        104,576
------------------------------------------------------------------------
Hydro-Quebec (Canada), Gtd. Floating Rate
  Euro Notes, 1.25%, 09/29/49(f)                  180,000        161,767
------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05                          350,000        381,370
------------------------------------------------------------------------
South Carolina Electric & Gas Co., First
  Mortgage Bonds, 5.25%, 11/01/18                 200,000        199,930
------------------------------------------------------------------------
Southern Power Co., Bonds, 4.88%, 07/15/15
  (Acquired 07/01/03; Cost $49,869)(b)             50,000         47,720
------------------------------------------------------------------------
United Energy Distribution Holdings Pty Ltd.
  (Australia), Sr. Unsec. Unsub. Notes,
  4.70%, 04/15/11 (Acquired 11/12/03; Cost
  $54,944)(b)(c)                                   55,000         55,549
------------------------------------------------------------------------

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
ELECTRIC UTILITIES-(CONTINUED)

Xcel Energy, Inc., Sr. Global Notes, 3.40%,
  07/01/08                                     $   60,000   $     58,698
========================================================================
                                                               1,213,679
========================================================================

ENVIRONMENTAL SERVICES-0.11%

Waste Management, Inc., Sr. Unsec. Unsub.
  Notes, 7.38%, 08/01/10                          150,000        173,193
========================================================================

FOOD RETAIL-0.09%

Kroger Co., Sr. Unsec. Gtd. Notes, 7.38%,
  03/01/05                                         40,000         42,669
------------------------------------------------------------------------
Safeway Inc., Notes, 2.50%, 11/01/05              100,000         99,992
========================================================================
                                                                 142,661
========================================================================

GAS UTILITIES-0.07%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                            60,000         64,505
------------------------------------------------------------------------
MCN Corp., First Mortgage Bonds, 5.70%,
  03/15/33                                         45,000         43,668
========================================================================
                                                                 108,173
========================================================================

HEALTH CARE FACILITIES-0.04%

HCA Inc., Notes, 6.25%, 02/15/13                   55,000         56,641
========================================================================

HOMEBUILDING-0.05%

Lennar Corp.-Series B, Class A, Sr. Unsec.
  Gtd. Global Notes, 9.95%, 05/01/10               75,000         85,687
========================================================================

HYPERMARKETS & SUPER CENTERS-0.06%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                         85,000         92,148
========================================================================

INDUSTRIAL CONGLOMERATES-0.04%

URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $56,614)(b)(c)                                   50,000         55,757
========================================================================

INTEGRATED OIL & GAS-0.07%

Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05                                  45,000         48,555
------------------------------------------------------------------------
TGT Pipeline LLC, Global Bonds, 5.20%,
  06/01/18                                         60,000         56,420
========================================================================
                                                                 104,975
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.47%

British Telecommunications PLC (United
  Kingdom), Global Notes, 7.88%, 12/15/05          15,000         16,521
------------------------------------------------------------------------
Citizens Communications Co., Sr. Unsec.
  Notes, 9.25%, 05/15/11                           25,000         29,563
------------------------------------------------------------------------
Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Gtd. Unsub. Global
  Bonds, 7.75%, 06/15/05                           65,000         70,655
------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 9.75%, 03/01/31                    60,000         79,312
------------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                     75,000         81,808
------------------------------------------------------------------------
New England Telephone & Telegraph Co., Sr.
  Unsec. Notes, 7.65%, 06/15/07                    30,000         33,708
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes,
    6.00%, 01/15/07                            $  150,000   $    159,794
------------------------------------------------------------------------
    7.13%, 01/30/06                               275,000        294,918
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes, 6.13%,
  11/15/08                                        150,000        159,410
------------------------------------------------------------------------
  Unsec. Gtd. Global Notes,
    7.90%, 03/15/05                               205,000        218,583
------------------------------------------------------------------------
    8.75%, 03/15/32                                60,000         71,108
------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07                                 300,000        333,375
------------------------------------------------------------------------
  8.00%, 06/01/11                                  60,000         70,350
------------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  6.36%, 04/15/06(g)                              400,000        433,312
------------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec.
  Unsub. Global Notes, 7.75%, 12/01/30             50,000         58,500
------------------------------------------------------------------------
Verizon Pennsylvania Inc.-Series A, Global
  Notes, 5.65%, 11/15/11                          150,000        157,869
========================================================================
                                                               2,268,786
========================================================================

INVESTMENT BANKING & BROKERAGE-0.22%

Goldman Sachs Group, Inc. (The), Unsec.
  Global Notes, 4.13%, 01/15/08                   150,000        153,509
------------------------------------------------------------------------
Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05                  75,000         83,701
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06           50,000         55,967
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05                      40,000         41,203
========================================================================
                                                                 334,380
========================================================================

LIFE & HEALTH INSURANCE-0.15%

John Hancock Global Funding II, Notes, 5.00%,
  07/27/07 (Acquired 06/12/02; Cost
  $49,973)(b)(c)                                   50,000         53,128
------------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                        135,000        146,810
------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                                  25,000         28,041
========================================================================
                                                                 227,979
========================================================================

MULTI-LINE INSURANCE-0.06%

MassMutual Global Funding II, Notes, 3.80%,
  04/15/09(b)                                     100,000         99,774
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.01%

Duke Energy Corp., First Mortgage Bonds,
  3.75%, 03/05/08                                  20,000         20,086
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

MUNICIPALITIES-0.18%

Illinois (State of); Unlimited Tax Pension
  Series 2003 GO, 5.10%, 06/01/33              $  300,000   $    275,841
========================================================================

OIL & GAS DRILLING-0.05%

Transocean Inc. (Cayman Islands), Sr. Unsec.
  Unsub. Global Deb., 8.00%, 04/15/27              60,000         72,076
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.25%

Pemex Project Funding Master Trust, Unsec.
  Unsub. Gtd. Global Notes, 7.38%, 12/15/14       365,000        385,152
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.07%

Petroleos Mexicanos (Mexico), Gtd. Unsub.
  Global Notes, 6.50%, 02/01/05                    60,000         62,850
------------------------------------------------------------------------
Plains All American Pipeline L.P./PAA Finance
  Corp., Sr. Notes, 5.63%, 12/15/13 (Acquired
  12/03/03; Cost $49,867)(b)(c)                    50,000         50,378
========================================================================
                                                                 113,228
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.01%

CIT Group Inc.,
  Sr. Global Notes, 7.13%, 10/15/04                50,000         52,184
------------------------------------------------------------------------
  Sr. Unsec. Notes, 6.63%, 06/15/05               150,000        159,870
------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 7.63%,
  08/16/05                                         50,000         54,288
------------------------------------------------------------------------
Citigroup Inc., Unsec. Sub. Global Bonds,
  6.00%, 10/31/33                                 250,000        250,375
------------------------------------------------------------------------
General Electric Capital Corp., Gtd. Sub.
  Notes, 8.13%, 05/15/12                          100,000        121,210
------------------------------------------------------------------------
  Sr. Medium Term Global Notes, 4.25%,
  12/01/10                                         70,000         69,548
------------------------------------------------------------------------
  Series A, Medium Term Global Notes,
    2.85%, 01/30/06                                20,000         20,257
------------------------------------------------------------------------
    5.88%, 02/15/12                                70,000         75,399
------------------------------------------------------------------------
    6.00%, 06/15/12                                40,000         43,302
------------------------------------------------------------------------
Heller Financial, Inc.-Class A, Sr. Unsec.
  Global Notes, 8.00%, 06/15/05                   100,000        108,597
------------------------------------------------------------------------
Household Finance Corp., Global Notes, 6.38%,
  11/27/12                                        160,000        175,019
------------------------------------------------------------------------
  Medium Term Notes, 3.38%, 02/21/06               20,000         20,397
------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 6.50%, 01/24/06         50,000         54,139
------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%, 12/30/49(e)                       125,000        151,136
------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands)- Series
  1999-2, Class A1, Global Bonds, 9.69%,
  08/15/09                                        180,000        208,912
========================================================================
                                                               1,564,633
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

PUBLISHING-0.11%

News America Holdings, Inc., Unsec. Gtd.
  Deb., 7.75%, 01/20/24                        $   65,000   $     76,032
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Deb., 7.70%, 10/30/25            75,000         87,414
========================================================================
                                                                 163,446
========================================================================

REAL ESTATE-0.07%

EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                        100,000        112,276
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.23%

Dominion Resources, Inc. Sr. Unsec. Putable
  Notes, 5.25%, 08/01/15                          350,000        349,580
========================================================================

REGIONAL BANKS-0.37%

Branch Banking & Trust Co., Unsec. Sub.
  Global Notes, 5.20%, 12/23/15                   165,000        164,578
------------------------------------------------------------------------
Greater Bay Bancorp.-Series B, Sr. Notes,
  5.25%, 03/31/08                                 350,000        353,217
------------------------------------------------------------------------
Union Planters Corp., Notes, 4.38%, 12/01/10       55,000         54,696
========================================================================
                                                                 572,491
========================================================================

REINSURANCE-0.07%

GE Global Insurance Holding Corp., Unsec.
  Notes, 7.50%, 06/15/10                          100,000        114,934
========================================================================

RESTAURANTS-0.04%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                         55,000         60,326
========================================================================

SOVEREIGN DEBT-0.29%

Japan Bank for International Coop. (Japan),
  Unsec. Gtd. Euro Bonds, 6.50%, 10/06/05         100,000        107,716
------------------------------------------------------------------------
New Brunswick (Province of) (Canada), Sec.
  Yankee Deb., 6.75%, 08/15/13                     40,000         46,701
------------------------------------------------------------------------
Quebec (Province of) (Canada), Sr. Unsec.
  Unsub. Global Deb., 5.75%, 02/15/09              55,000         60,254
------------------------------------------------------------------------
United Mexican States (Mexico),
  Global Notes,
    4.63%, 10/08/08                                50,000         50,813
------------------------------------------------------------------------
    6.63%, 03/03/15                                60,000         62,325
------------------------------------------------------------------------
    7.50%, 04/08/33                               120,000        125,250
========================================================================
                                                                 453,059
========================================================================

THRIFTS & MORTGAGE FINANCE-0.13%

Countrywide Home Loans, Inc.-Series J, Gtd.
  Medium Term Global Notes, 5.50%, 08/01/06        15,000         16,044
------------------------------------------------------------------------
Countrywide Home Loans, Inc.-Series K, Medium
  Term Global Notes, 3.50%, 12/19/05               80,000         82,004
------------------------------------------------------------------------
Washington Mutual Financial Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                          100,000        108,847
========================================================================
                                                                 206,895
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

TOBACCO-0.04%

Altria Group, Inc., Notes, 7.00%, 11/04/13     $   40,000   $     42,705
------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06                    20,000         20,991
========================================================================
                                                                  63,696
========================================================================

TRUCKING-0.11%

Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08                                 150,000        169,301
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.65%

TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                  420,000        498,582
------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                         425,000        512,287
========================================================================
                                                               1,010,869
========================================================================
    Total Bonds & Notes (Cost $15,038,086)                    15,187,877
========================================================================

ASSET-BACKED SECURITIES-0.63%

ELECTRIC UTILITIES-0.02%

Public Service Co. of Colorado, Global
  Collateral Trust, 4.88%, 03/01/13                30,000         29,893
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.16%

Kern River Funding Corp., Sr. Gtd. Notes,
  4.89%, 04/30/18 (Acquired 04/28/03; Cost
  $243,892)(b)(c)                                 243,892        243,380
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.45%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-09/23/03; Cost $417,246)(b)(c)         390,009        418,027
------------------------------------------------------------------------
  Class A2, Pass Through Ctfs., 8.04%,
  12/15/19 (Acquired 08/20/02; Cost
  $166,614)(b)(c)                                 150,000        176,349
------------------------------------------------------------------------
First Industrial Realty Trust, Inc., PATS,
  7.38%, 05/15/04 (Acquired 02/06/03; Cost
  $52,425)(b)(c)                                   50,000         50,928
------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series 2000-1, Pass Through Ctfs., 8.25%,
  02/15/05 (Acquired 11/12/03; Cost
  $53,400)(b)(c)                                   50,000         53,017
========================================================================
                                                                 698,321
========================================================================
    Total Asset-Backed Securities (Cost
      $954,686)                                                  971,594
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-13.96%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-6.49%

Pass Through Ctfs.,
  6.50%, 01/01/16 to 01/01/31                  $  296,152   $    310,980
------------------------------------------------------------------------
  6.00%, 05/01/17 to 02/01/33                   1,072,070      1,111,666
------------------------------------------------------------------------
  5.50%, 12/01/17 to 12/01/33                   1,389,693      1,412,315
------------------------------------------------------------------------
  4.50%, 10/01/18                                 396,293        396,831
------------------------------------------------------------------------
  7.00%, 07/01/29 to 06/01/32                     693,332        733,823
------------------------------------------------------------------------
  7.50%, 11/01/30 to 12/01/30                      41,612         44,699
------------------------------------------------------------------------
  5.00%, 10/01/33                                 499,495        493,454
------------------------------------------------------------------------
Unsec. Disc. Notes, 0.75%, 01/02/04             5,448,000      5,447,886
------------------------------------------------------------------------
Unsec. Global Notes, 2.75%, 03/15/08              100,000         97,951
========================================================================
                                                              10,049,605
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-6.10%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32                     176,115        188,269
------------------------------------------------------------------------
  7.00%, 02/01/16 to 03/01/32                     307,371        326,324
------------------------------------------------------------------------
  6.50%, 10/01/16 to 12/01/33                   1,828,321      1,915,144
------------------------------------------------------------------------
  5.50%, 11/01/16 to 12/01/33                   2,142,912      2,197,161
------------------------------------------------------------------------
  6.00%, 05/01/17 to 03/01/33                   2,329,198      2,420,786
------------------------------------------------------------------------
  5.00%, 10/01/17 to 02/01/18                     954,557        975,077
------------------------------------------------------------------------
  8.00%, 10/01/30                                  33,875         36,635
------------------------------------------------------------------------
Unsec. Global Notes,
  1.88%, 09/15/05                                 250,000        250,292
------------------------------------------------------------------------
  4.38%, 09/15/12                                  60,000         59,298
------------------------------------------------------------------------
Unsec. Notes,
  5.25%, 06/15/06                                 500,000        534,850
------------------------------------------------------------------------
  6.20%, 06/13/17                                 250,000        260,320
------------------------------------------------------------------------
Unsec. Sub. Notes,
  5.25%, 08/01/12                                 270,000        277,123
========================================================================
                                                               9,441,279
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.37%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 10/15/31                  $  111,539   $    120,060
------------------------------------------------------------------------
  8.50%, 02/15/25                                  41,930         46,046
------------------------------------------------------------------------
  8.00%, 08/15/25                                  27,523         30,096
------------------------------------------------------------------------
  7.00%, 02/15/31 to 05/15/32                     324,654        346,194
------------------------------------------------------------------------
  6.50%, 05/15/31 to 12/15/33                     462,285        487,722
------------------------------------------------------------------------
  6.00%, 12/15/31 to 02/15/33                     853,327        887,932
------------------------------------------------------------------------
  5.50%, 09/15/33                                 199,559        203,151
========================================================================
                                                               2,121,201
========================================================================
    Total U.S. Government Agency Securities
      (Cost $21,496,566)                                      21,612,085
========================================================================

U.S. TREASURY SECURITIES-11.01%

U.S. TREASURY NOTES-9.45%

2.13%, 10/31/04                                 8,730,000      8,800,276
------------------------------------------------------------------------
1.50%, 02/28/05                                 3,050,000      3,057,625
------------------------------------------------------------------------
6.75%, 05/15/05                                   200,000        214,438
------------------------------------------------------------------------
6.50%, 10/15/06                                   500,000        557,190
------------------------------------------------------------------------
3.50%, 11/15/06                                   400,000        413,624
------------------------------------------------------------------------
3.13%, 10/15/08                                 1,285,000      1,283,394
------------------------------------------------------------------------
5.00%, 08/15/11                                   275,000        294,550
========================================================================
                                                              14,621,097
========================================================================

U.S. TREASURY BONDS-1.56%

7.25%, 05/15/16                                   325,000        405,691
------------------------------------------------------------------------
7.50%, 11/15/16                                 1,575,000      2,006,408
========================================================================
                                                               2,412,099
========================================================================
    Total U.S. Treasury Securities (Cost
      $17,000,843)                                            17,033,196
========================================================================
TOTAL INVESTMENTS-99.57% (Cost $133,390,037)                 154,109,677
========================================================================
OTHER ASSETS LESS LIABILITIES-0.43%                              659,758
========================================================================
NET ASSETS-100.00%                                          $154,769,435
________________________________________________________________________
========================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
GO      - General Obligation Bonds
Gtd.    - Guaranteed
PATS    - Putable Asset Term Securities
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $1,873,012, which represented 1.18% of the Fund's net assets. Unless otherwise indicated, these securities are considered to be liquid.
(c) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 12/31/03 was $1,678,931 which represented 1.12% of the Fund's net assets.
(d) Interest rates are redetermined quarterly. Rates shown are rates in effect on 12/31/03.
(e) Perpetual bond with no specified maturity date.
(f) Interest rates are redetermined semi-annually. Rates shown are rates in effect on 12/31/03.
(g) Principal and interest payments are secured by bond insurance provided by MBIA Insurance Corp.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $133,390,037)                                $154,109,677
-----------------------------------------------------------
Cash                                                    381
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  572,289
-----------------------------------------------------------
  Dividends and interest                            521,181
-----------------------------------------------------------
  Due from advisor                                    5,136
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    3,868
-----------------------------------------------------------
Other assets                                         19,551
===========================================================
    Total assets                                155,232,083
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            198,434
-----------------------------------------------------------
  Dividends                                             119
-----------------------------------------------------------
  Deferred compensation and retirement plans          4,991
-----------------------------------------------------------
Accrued distribution fees                            98,184
-----------------------------------------------------------
Accrued transfer agent fees                         102,291
-----------------------------------------------------------
Accrued operating expenses                           58,629
===========================================================
    Total liabilities                               462,648
===========================================================
Net assets applicable to shares outstanding    $154,769,435
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $137,480,249
-----------------------------------------------------------
Undistributed net investment income (loss)           (9,211)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                     (3,421,243)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     20,719,640
===========================================================
                                               $154,769,435
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 53,675,074
___________________________________________________________
===========================================================
Class B                                        $ 76,304,395
___________________________________________________________
===========================================================
Class C                                        $ 24,789,966
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           4,666,888
___________________________________________________________
===========================================================
Class B                                           6,643,374
___________________________________________________________
===========================================================
Class C                                           2,157,003
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.50
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.50 divided by
      95.25%)                                  $      12.07
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.49
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.49
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Interest                                                      $ 1,431,735
-------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $2,907)              806,338
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       65,983
=========================================================================
    Total investment income                                     2,304,056
=========================================================================

EXPENSES:

Advisory fees                                                     762,772
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     41,570
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         140,541
-------------------------------------------------------------------------
  Class B                                                         587,179
-------------------------------------------------------------------------
  Class C                                                         184,770
-------------------------------------------------------------------------
Transfer agent fees                                               411,227
-------------------------------------------------------------------------
Trustees' fees                                                     10,597
-------------------------------------------------------------------------
Other                                                             160,658
=========================================================================
    Total expenses                                              2,349,314
=========================================================================
Less: Fees waived and expense offset arrangements                 (88,985)
=========================================================================
    Net expenses                                                2,260,329
=========================================================================
Net investment income                                              43,727
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                                           201,370
-------------------------------------------------------------------------
  Foreign currencies                                                2,986
=========================================================================
                                                                  204,356
=========================================================================
Change in net unrealized appreciation of Investment
  securities                                                   24,575,727
=========================================================================
Net gain from investment securities and foreign currencies     24,780,083
=========================================================================
Net increase in net assets resulting from operations          $24,823,810
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003           2002
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $     43,727    $   480,316
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities              204,356     (3,175,000)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       24,575,727     (5,004,736)
=========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 24,823,810     (7,699,420)
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (252,338)      (294,551)
-----------------------------------------------------------------------------------------
  Class B                                                          (76,078)      (179,374)
-----------------------------------------------------------------------------------------
  Class C                                                          (23,549)       (55,465)
=========================================================================================
    Decrease in net assets resulting from distributions           (351,965)      (529,390)
=========================================================================================
Share transactions-net:
  Class A                                                       12,879,782     24,754,098
-----------------------------------------------------------------------------------------
  Class B                                                       16,497,602     35,476,082
-----------------------------------------------------------------------------------------
  Class C                                                        5,182,557     11,748,646
=========================================================================================
    Net increase in net assets resulting from share
     transactions                                               34,559,941     71,978,826
=========================================================================================
    Net increase in net assets                                  59,031,786     63,750,016
=========================================================================================

NET ASSETS:

  Beginning of year                                             95,737,649     31,987,633
=========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(9,211) and $12,621 for 2003 and 2002,
    respectively)                                             $154,769,435    $95,737,649
_________________________________________________________________________________________
=========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

D. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the

     Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $1 billion of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets on the next $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $5 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A shares to 1.50%. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors. Further, AIM has also voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $87,087.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $180,714 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B and Class C shares paid $140,541, $587,179 and $184,770, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2003, AIM Distributors retained $54,699 in front-end sales commissions from the sale of Class A shares and $46, $1,708 and $1,663 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                            UNREALIZED
                          MARKET VALUE     PURCHASES        PROCEEDS       APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND                       12/31/2002       AT COST        FROM SALES     (DEPRECIATION)     12/31/2003      INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio    $3,066,692     $28,357,173     $(31,423,865)         $ --             $ --        $33,624          $ --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio        3,066,692      28,357,173     (31,423,865)            --             $ --         32,359            --
====================================================================================================================================
                           $6,133,384     $56,714,346     $(62,847,730)         $ --             $ --        $65,983          $ --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $1,826 and reductions in custodian fees of $72 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,898.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,789 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                          2003        2002
------------------------------------------------------------
Distributions paid from ordinary
  income                                $351,965    $529,390
____________________________________________________________
============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments         $ 20,643,031
-----------------------------------------------------------
Temporary book/tax differences                       (9,212)
-----------------------------------------------------------
Capital loss carryforward                        (3,344,633)
-----------------------------------------------------------
Shares of beneficial interest                   137,480,249
===========================================================
Total net assets                               $154,769,435
___________________________________________________________
===========================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2009                              $    1,094
----------------------------------------------------------
December 31, 2010                               3,076,168
----------------------------------------------------------
December 31, 2011                                 267,371
==========================================================
Total capital loss carryforward                $3,344,633
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $91,750,155 and $56,996,368, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $21,802,883
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (1,159,852)
===========================================================
Net unrealized appreciation of investment
  securities                                    $20,643,031
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $133,466,646.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and non deductible excise taxes, non deductible stock issuance costs, and other items, on December 31, 2003, undistributed net investment income was increased by $286,406, undistributed net realized gains decreased by $279,846 and shares of beneficial interest decreased by $6,560. This reclassification had no effect on the net assets of the Fund.


NOTE 10--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,121,267    $ 21,472,774     3,446,333    $ 34,648,200
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,415,758      34,619,858     5,478,972      54,419,155
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,191,376      12,127,632     1,909,258      19,097,434
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         23,304         235,426        28,607         280,388
----------------------------------------------------------------------------------------------------------------------
  Class B                                                          7,181          68,294        15,991         156,480
----------------------------------------------------------------------------------------------------------------------
  Class C                                                          2,103          20,060         5,190          50,976
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        298,876       3,122,514        46,807         451,087
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (299,162)     (3,122,514)      (46,781)       (451,087)
======================================================================================================================
Reacquired:
  Class A                                                     (1,204,717)    (11,950,932)   (1,094,279)    (10,625,577)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,513,543)    (15,068,036)   (1,910,198)    (18,648,466)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (698,766)     (6,965,135)     (732,977)     (7,399,764)
======================================================================================================================
                                                               3,343,677    $ 34,559,941     7,146,923    $ 71,978,826
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A
                                                              ----------------------------------------------
                                                                                          SEPTEMBER 28, 2001
                                                                   YEAR ENDED              (DATE OPERATIONS
                                                                  DECEMBER 31,              COMMENCED) TO
                                                              ---------------------          DECEMBER 31,
                                                               2003          2002                2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.46       $ 10.75            $ 10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.05          0.11(a)            0.03(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.05         (1.28)              0.76
============================================================================================================
    Total from investment operations                             2.10         (1.17)              0.79
============================================================================================================
Less distribution from net investment income                    (0.06)        (0.12)             (0.04)
============================================================================================================
Net asset value, end of period                                $ 11.50       $  9.46            $ 10.75
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                 22.35%       (10.97)%             7.94%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $53,675       $32,414            $10,753
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.50%(c)      1.48%              1.43%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.57%(c)      1.67%              2.89%(d)
============================================================================================================
Ratio of net investment income to average net assets             0.46%(c)      1.15%              1.16%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                         51%           42%                 7%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $40,154,641.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                 CLASS B
                                                              ----------------------------------------------
                                                                                          SEPTEMBER 28, 2001
                                                                   YEAR ENDED              (DATE OPERATIONS
                                                                  DECEMBER 31,              COMMENCED) TO
                                                              ---------------------          DECEMBER 31,
                                                               2003          2002                2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.46       $ 10.75            $ 10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.02)         0.05(a)            0.01(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.06         (1.29)              0.77
============================================================================================================
    Total from investment operations                             2.04         (1.24)              0.78
============================================================================================================
Less distribution from net investment income                    (0.01)        (0.05)             (0.03)
============================================================================================================
Net asset value, end of period                                $ 11.49       $  9.46            $ 10.75
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                 21.64%       (11.56)%             7.76%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $76,304       $47,597            $16,067
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.15%(c)      2.13%              2.08%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.22%(c)      2.32%              3.54%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets     (0.19)%(c)     0.50%              0.52%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                         51%           42%                 7%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $58,717,932.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                CLASS C
                                                              -------------------------------------------
                                                                                       SEPTEMBER 28, 2001
                                                                   YEAR ENDED           (DATE OPERATIONS
                                                                  DECEMBER 31,           COMMENCED) TO
                                                              ---------------------       DECEMBER 31,
                                                               2003          2002             2001
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.46       $ 10.75          $10.00
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.02)         0.05(a)         0.01(a)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.06         (1.29)           0.77
=========================================================================================================
    Total from investment operations                             2.04         (1.24)           0.78
=========================================================================================================
Less distribution from net investment income                    (0.01)        (0.05)          (0.03)
=========================================================================================================
Net asset value, end of period                                $ 11.49       $  9.46          $10.75
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                 21.64%       (11.57)%          7.76%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $24,790       $15,727          $5,168
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.15%(c)      2.13%           2.08%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.22%(c)      2.32%           3.54%(d)
=========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.19)%(c)     0.50%           0.52%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                         51%           42%              7%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $18,476,969.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Basic Balanced Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Basic Balanced Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Basic Balanced Fund, a portfolio of AIM Funds Group, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  822,704,205      11,194,804
      Frank S. Bayley..............................  822,781,451      11,117,558
      James T. Bunch...............................  822,886,061      11,012,948
      Bruce L. Crockett............................  822,942,379      10,956,630
      Albert R. Dowden.............................  822,923,043      10,975,966
      Edward K. Dunn, Jr...........................  822,752,667      11,146,342
      Jack M. Fields...............................  823,013,560      10,885,449
      Carl Frischling..............................  822,602,646      11,296,363
      Robert H. Graham.............................  822,881,635      11,017,374
      Gerald J. Lewis..............................  822,460,720      11,438,289
      Prema Mathai-Davis...........................  822,715,053      11,183,956
      Lewis F. Pennock.............................  822,839,481      11,059,528
      Ruth H. Quigley..............................  822,446,309      11,452,700
      Louis S. Sklar...............................  822,882,710      11,016,299
      Larry Soll, Ph.D.............................  822,748,856      11,150,153
      Mark H. Williamson...........................  822,801,778      11,097,231

* Proposal required approval by a combined vote of all the portfolios of AIM Funds Group.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)
TRUST                              SINCE            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1992             Director and Chairman, A I M Management Group Inc.
  Trustee, Chairman and                             (financial services holding company); and Director and Vice
  President                                         Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: President and Chief Executive Officer, A I M
                                                    Management Group Inc.; Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment advisor);
                                                    Director and Chairman, A I M Capital Management, Inc.
                                                    (registered investment advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management Company
                                                    (registered broker dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer, A I M
  Trustee and Executive Vice                        Management Group Inc. (financial services holding company);
  President                                         Director, Chairman and President, A I M Advisors, Inc.
                                                    (registered investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: Director, Chairman, President and Chief Executive
                                                    Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                                    Products; Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Consultant
  Trustee
                                                    Formerly: President and Chief Executive Officer, AMC Cancer
                                                    Research Center; and Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie
  Trustee
----------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch Ltd.,
  Trustee                                           (investment banking firm); and Director, Policy Studies,
                                                    Inc. and Van Gilder Insurance Corporation
                                                    Formerly: General Counsel and Director, Boettcher & Co.; and
                                                    Chairman and Managing Partner, law firm of Davis, Graham &
                                                    Stubbs
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1987             Chairman, Crockett Technology Associates (technology
  Trustee                                           consulting company)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business
  Trustee                                           corporations, including the Boss Group Ltd. (private
                                                    investment and management) and Magellan Insurance Company
                                                    Formerly: Director, President and Chief Executive Officer,
                                                    Volvo Group North America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated Volvo companies
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.; President and
  Trustee                                           Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group, Inc.
  Trustee                                           (government affairs company) and Texana Timber LP
----------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE         OTHER DIRECTORSHIP(S)
TRUST                             HELD BY TRUSTEE
--------------------------------  ----------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946     None
  Trustee, Chairman and
  President
------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951   None
  Trustee and Executive Vice
  President
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936            None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939         Badgley Funds, Inc.
  Trustee                         (registered investment
                                  company)
----------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942          None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944       ACE Limited (insurance
  Trustee                         company); and
                                  Captaris, Inc.
                                  (unified messaging
                                  provider)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941        Cortland Trust, Inc.
  Trustee                         (Chairman) (registered
                                  investment company);
                                  Annuity and Life Re
                                  (Holdings), Ltd.
                                  (insurance company)
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935     None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952          Administaff
  Trustee
----------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2004


The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1992               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942         2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President and Chief                      Counsel, A I M Management Group Inc. (financial services
  Legal Officer                                        holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1992               Managing Director, Chief Fixed Income Officer and Senior
  Vice President                                       Investment Officer, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1992               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.;
  Vice President and Treasurer                         Senior Vice President, AIM Investment Services, Inc.; and
                                                       Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1992               Managing Director and Chief Management Officer, A I M
  Vice President                                       Capital Management, Inc; Director and President, Fund
                                                       Management Company; and Vice President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942        None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President and Chief
  Legal Officer
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana, Suite 2900
Houston, TX 77046-1173          Suite 100                       Suite 100                       Houston, TX 77002-5678
                                Houston, TX 77046-1173          Houston, TX 77046-1173
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103-7599     New York, NY 10022-3852                                         Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2003, 99.84% is eligible for the dividends received deduction for corporations.

  For its tax year ended December 31, 2003, the Fund designated 94.92%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual percentages for the calendar year will be designated in the Fund's year end tax statement.

DOMESTIC EQUITY                                  INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund              AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Growth Fund                       AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Trends Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund(5)                     AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund       AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                             INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(6)
AIM Large Cap Growth Fund                                                                 TAX-FREE
AIM Libra Fund                                             SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                              AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(2)              AIM Global Health Care Fund                  AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                         AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund       AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(3)                 INVESCO Leisure Fund
AIM Small Cap Growth Fund(4)                 INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AM Trimark Small Companies Fund              INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund



(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (6) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

                               AIMinvestments.com                    BBA-AR-1


                                            YOUR GOALS. OUR SOLUTIONS.--Servicemark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash           [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management
                               Plans    Accounts

                                                 AIM EUROPEAN SMALL COMPANY FUND
                               Annual Report to Shareholders o December 31, 2003


                                 [COVER IMAGE]



YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                    --Servicemark--

================================================================================
AIM EUROPEAN SMALL COMPANY FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.
================================================================================

o Unless otherwise stated, information presented is as of 12/31/03 and is based on total net assets.

ABOUT SHARE CLASSES

o Effective 9/30/03, Class B shares are    o The fund may participate in the initial    o A direct investment cannot be made in
not available as an investment for         public offering (IPO) market in some         an index. Unless otherwise indicated,
retirement plans maintained pursuant to    market cycles. Because of the fund's         index results include reinvested
Section 401 of the Internal Revenue Code,  small asset base, any investments the        dividends, and they do not reflect sales
including 401(k) plans, money purchase     fund may make in IPOs may significantly      charges. Performance of an index of funds
pension plans and profit sharing plans.    affect the fund's total return. As the       reflects fund expenses; performance of a
Plans that have existing accounts          fund's assets grow, the impact of IPO        market index does not.
invested in Class B shares will continue   investments will decline, which may
to be allowed to make additional           reduce the effect of IPO investments on      Industry classifications used in this
purchases.                                 the fund's total return.                     report are generally according to the
                                                                                        Global Industry Classification Standard,
PRINCIPAL RISKS OF INVESTING IN THE FUND   ABOUT INDEXES USED IN THIS REPORT            which was developed by and is the
                                                                                        exclusive property and a service mark of
o International investing presents         o The unmanaged MSCI Europe, Australasia     Morgan Stanley Capital International Inc.
certain risks not associated with          and the Far East Index (the                  and Standard & Poor's.
investing solely in the United States.     EAFE--Registered Trademark--) is a group
These include risks relating to            of foreign securities tracked by Morgan      A description of the policies and
fluctuations in the value of the U.S.      Stanley Capital International.               procedures that the Fund uses to
dollar relative to the values of other                                                  determine how to vote proxies relating to
currencies, the custody arrangements made  o The unmanaged Lipper European Region       portfolio securities is available without
for the fund's foreign holdings,           Fund Index represents an average of the      charge, upon request, by calling
differences in accounting, political       30 largest European funds tracked by         800-959-4246, or on the AIM Web site,
risks and the lesser degree of public      Lipper, Inc., an independent mutual fund     AIMinvestments.com.
information required to be provided by     performance monitor.
non-U.S. companies.
                                           o The unmanaged MSCI European Small-Cap
o Investing in a single-sector or          Index is a price-only index that is
single-region mutual fund involves         comprised of a group of small-cap
greater risk and potential reward than     European securities tracked by Morgan
investing in a more diversified fund.      Stanley Capital International.

o Investing in small and mid-size          o The unmanaged MSCI Europe Index is a
companies involves risks not associated    group of European securities tracked by
with investing in more established         Morgan Stanley Capital International.
companies. Also, small companies have
business risk, significant stock price
fluctuations and illiquidity.


===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE        THIS REPORT MAY BE DISTRIBUTED ONLY TO SHAREHOLDERS OR TO PERSONS
===================================================        WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE FUND. PLEASE READ
                                                           THE PROSPECTUS CAREFULLY AND CONSIDER THE INVESTMENT OBJECTIVES,
                                                           RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY
                                                           BEFORE INVESTING.

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           The fiscal year ended December 31, 2003, was a welcome
ROBERT H.           change from the bear market of the previous three years.
GRAHAM              Major stock market indexes here and abroad delivered
                    positive performance, with double-digit returns more the
ROBERT H. GRAHAM    rule than the exception. As is historically the case, bond market returns were more modest, but nonetheless positive as well. The U.S. economy appears to have turned a corner, with solid growth in gross domestic product. Overseas, particularly in Europe, economic performance was not so robust but appeared to pick up during the second half of the year.

                       U.S. investors seem to have regained their confidence,
                    putting $152.77 billion in new money into stock mutual funds during 2003 and $31.40 billion into bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered large net outflows during 2003.

   The durability of these trends is, of course, unpredictable, but the economy does appear to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong. Nevertheless, we caution all our shareholders against thinking that 2004 will be a repeat of 2003. We simply do not know.

   What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

   For information on your fund's performance and management during the fiscal year, please see the management discussion that begins on the following page.

VISIT OUR WEB SITE

As you are aware, the mutual fund industry, including AIM Investments, has been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We encourage you to visit AIMinvestments.com often to monitor developments. We will continue to post updates on these issues as information becomes available.

   The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. We welcome these efforts, as does the industry trade group, the Investment Company Institute. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

   Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, you can contact one of our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman and President
February 9, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND OUTPERFORMS INDEXES AMID                                                              The European Central Bank reduced
EUROPEAN SMALL-CAP RALLY                                                                short-term interest rates at both its
                                                                                        March and June meetings, leaving rates at
For the fiscal year ended December 31,        While European stock markets posted       2.00% at the end of 2003. The Bank of
2003, AIM European Small Company Fund      gains, the Bank of England reported that     England also reduced rates in February
Class A shares at net asset value          economic growth remained weak for much of    and again in July; however, citing
returned 63.96%. If sales charges were     the year. In its October policy meeting,     underlying inflationary pressure, the
included, performance would be lower. In   the bank reported that there continued to    bank raised rates in November leaving its
comparison, the fund's broad market        be a contrast between weak euro area         benchmark rate at 3.75% at the end of the
index, the MSCI EAFE Index, returned       economic data and more promising business    reporting period.
38.59%; the fund's style-specific index,   survey indicators. Indeed, annualized
the MSCI European Small-Cap Index,         euro zone gross domestic product (GDP)          On the currency front, the euro
returned 57.20%; and the fund's            fell by 0.1% in the second quarter (In       continued to make headlines as it
peer-group index, the Lipper European      contrast, annualized GDP in Europe's         appreciated more than 20% against the
Region Fund Index, returned 38.15%. We     largest non-euro country--the United         U.S. dollar over the fiscal year. The
attribute the fund's measure of            Kingdom--rose during the second quarter)     British pound and Swiss franc also proved
outperformance relative to its benchmark   German retail sales (excluding car-          stronger, both appreciating approximately
indexes to the fund's focus on European    related sales) and French consumer           11% against the dollar during 2003.
small-cap stocks and to strong stock       spending on manufactured goods both
selection. European small-cap stocks       declined in August.                          YOUR FUND
significantly outperformed their
large-cap peers during the fiscal year.       Economic activity picked up in the        Currency appreciation, the strong
                                           second half of the year, with the euro       performance of European small-cap
MARKET CONDITIONS                          zone annualized GDP rising 0.4% for the      securities, and stock selection were the
                                           third quarter. (Preliminary estimates        primary drivers of absolute and relative
In April, as the uncertainty about the     indicated that U.K. third quarter            fund performance during the fiscal year.
outcome of the war in Iraq began to fade,  annualized GDP rose 0.7 %.) Late-year        As noted, foreign currencies generally
European markets generally rallied and     business surveys also offered promise.       outperformed the U.S. dollar during the
continued to show strength through the     European Commission Business Survey data     fiscal year.
remainder of the reporting period.         suggested that confidence in the
                                           manufacturing sector continued to               This outperformance had a positive
                                           strengthen from September through            impact on fund performance as we do not
                                           November.                                    hedge currencies. We buy securities in
                                                                                        local currency and then translate that
                                                                                        value back into U.S. dollars for the
                                                                                        fund. Currency appreciation contributed
                                                                                        approximately 17% to fund returns during
                                                                                        the fiscal year.

===================================================================================================================================
TOTAL RETURNS                            TOP 10 EQUITY HOLDINGS*                                TOP 10 INDUSTRIES*
12/31/02-12/31/03
                                          1. Anglo Irish Bank Corp. PLC (Ireland)         2.6%   1. Publishing                5.5%
            (BAR GRAPH)
                                          2. Puma A.G. Rudolf Dassler Sport (Germany)     2.5    2. Diversified Banks         5.4
AIM EUROPEAN SMALL COMPANY FUND 63.96%
CLASS A SHARES AT NAV                     3. Merloni Elettrodomestici S.p.A. (Italy)      1.9    3. Apparel & Accessories     3.8

MSCI EAFE INDEX                 38.59%    4. Vossloh A.G. (Germany)                       1.6    4. Footwear                  3.1

                                          5. Bijou Brigitte Modische Accessories A.G.            5. Restaurants               3.0
                                             (Germany)                                    1.6
                                                                                                 6. Industrial Machinery      2.7
                                          6. Depfa Banks PLC (Ireland)                    1.6
                                                                                                 7. Pharmaceuticals           2.6
                                          7. Gedeon Richter Rt. (Hungary)                 1.5
                                                                                                 8. Diversified Commercial
                                          8. Topdanmark A.S. (Denmark)                    1.5       Services                  2.4

                                          9. Mobistar S.A. (Belgium)                      1.4    9. Specialized Finance       2.3

                                         10. SBS Broadcasting S.A. (Luxembourg)           1.4   10. Leisure Products          2.2

Source: Lipper, Inc.
*Excludes money market fund holdings.

Performance comparisons for other share classes can be found in the Fund vs. Index table on the opposite page.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

   European small-cap stocks markedly         Considering the performance of                          BORGE ENDRESEN
outperformed their large-cap counterparts  European small-cap stocks during the                       Mr. Endresen, Chartered
during the fiscal year. In fact, the MSCI  year, the fund had few detractors to         [PHOTO OF     Financial Analyst, is manager
Europe Small-Cap Index outperformed the    report. Cranswick, a U.K. agricultural       BORGE         of AIM European Small Company
MSCI Europe Index by more than 1,800       processor, proved to be a drag on            ENDRESEN      Fund. Mr. Endresen joined AIM
basis points for the year ended December   performance due to a poor earnings                         in 1999 and graduated summa
31, 2003. Strong small-cap performance     outlook. And Ebookers, a U.K. online                       cum laude from the University
helped the fund's relative performance as  travel company, also detracted from fund                   of Oregon with a B.S. in
it greatly outperformed its Lipper peer    performance as the company suffered from     finance. He also earned an M.B.A. from The
group by more than 2,500 basis points.     travel industry weakness. We sold both       University of Texas at Austin.
                                           stocks during the fiscal year.
   Stock selection continued to drive                                                                 JASON T. HOLZER
fund performance. Our portfolio               On a sector basis, all sectors                          Mr. Holzer, Chartered
composition reflects our bottom-up, stock  contributed positively to fund returns.      [PHOTO OF     Financial Analyst, is lead
selection approach rather than             Consumer discretionary, the largest          JASON T.      manager of AIM European Small
macroeconomic or geographical trends.      sector weight in the fund throughout the     HOLZER        Company Fund. Mr. Holzer
That said, holdings in Germany,            year, and financial stocks contributed                     joined AIM in 1996. He
Switzerland, Denmark and the Netherlands   the most to fund performance. The                          received a B.A. in
appreciated significantly during the       consumer staples and energy sectors                        quantitative economics and an
fiscal year.                               contributed the least but were still         M.S. in engineering-economic systems from
                                           positive for the fiscal year.                Stanford University.
   Long-time holding, Puma Rudolf Dassler
Sport, a German sporting goods             IN CLOSING                                   Assisted by Europe/Canada Team
manufacturer, continued to contribute to
fund performance as the stock's price      After a few challenging years for
more than doubled during the fiscal year.  international markets, we are pleased to
Other stocks that contributed              provide shareholders excellent absolute
significantly to fund performance          and relative returns for the fiscal year.
included Mobistar, a Belgium               And we remain committed to our investment
telecommunications company, and long-time  goal of focusing on companies that have          ARROW
fund holding Anglo Irish Bank. Puma,       experienced above- average, long-term            BUTTON    For More Information Visit
Mobistar and Anglo Irish Bank all          earnings growth with strong prospects for        IMAGE         AIMinvestments.com
delivered positive earnings surprises      future growth.
during the fiscal year.
                                                See important fund and index
                                               disclosures inside front cover.

TOP 10 COUNTRIES*                          FUND VS. INDEXES                             TOTAL NUMBER OF HOLDINGS*    114 TOTAL
                                                                                        NET ASSETS               $57.9 MILLION
 1. United Kingdom                 29.1%   Total returns, 12/31/02-12/31/03,**
                                           excluding sales charges
 2. Germany                         9.6                                                 *Excludes money market fund holdings.
                                           Class A Shares                   63.96%
 3. Ireland                         8.5                                                 **If sales charges were included,
                                           Class B Shares                   62.86       performance would be lower.
 4. France                          7.9
                                           Class C Shares                   62.86       The fund's holdings are subject to
 5. Netherlands                     6.5                                                 change, and there is no assurance that
                                           MSCI EAFE Index                              the fund will continue to hold any
 6. Finland                         4.1    (Broad Market Index)             38.59       particular security.

 7. Norway                          3.8    MSCI European Small-Cap Index
                                           (Style-specific Index)           57.20
 8. Switzerland                     3.7
                                           Lipper European Fund Index
 9. Italy                           3.3    (Peer Group Index)               38.15

10. Sweden                          3.3

Source: Lipper, Inc.

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

8/31/00-12/31/03

                                    AIM EUROPEAN    AIM EUROPEAN   AIM EUROPEAN
                       DATE         SMALL COMPANY   SMALL COMPANY  SMALL COMPANY
                                    FUND CLASS A    FUND CLASS B   FUND CLASS     MSCI EAFE   MSCI EUROPE       LIPPER EUROPEAN
                                    SHARES          SHARES         C SHARES       INDEX       SMALL CAP INDEX   REGION FUND INDEX
                          8/31/00       9450           10000          10000         10000         10000               10000
                       09/30/2000       9223            9760           9760          9513          9718                9484
                       10/31/2000       8722            9230           9220          9288          9233                9196
                       11/30/2000       8118            8580           8570          8940          9020                8704
                       12/31/2000       8710            9212           9202          9258          9529                9357
                       01/31/2001       8890            9392           9392          9253         10031                9328
                       02/28/2001       8149            8600           8600          8559          9635                8542
                       03/31/2001       7048            7435           7435          7989          8738                7792
[MOUNTAIN CHART]       04/30/2001       7332            7726           7726          8544          9228                8308
                       05/31/2001       7209            7595           7595          8242          9154                7988
                       06/30/2001       6877            7244           7244          7905          8704                7662
                       07/31/2001       6753            7104           7104          7761          8551                7585
                       08/31/2001       6839            7194           7194          7565          8612                7390
                       09/30/2001       5851            6141           6141          6799          7153                6561
                       10/31/2001       6336            6652           6652          6973          7597                6791
                       11/30/2001       6611            6933           6933          7230          8210                7085
                       12/31/2001       6830            7174           7164          7273          8342                7236
                       01/31/2002       6820            7154           7154          6886          8188                6918
                       02/28/2002       7001            7334           7324          6935          8214                6923
                       03/31/2002       7323            7675           7666          7343          8739                7270
                       04/30/2002       7675            8036           8037          7358          8973                7250
                       05/31/2002       7855            8217           8217          7451          9007                7254
                       06/30/2002       7903            8267           8268          7155          8676                7060
                       07/31/2002       7257            7585           7576          6448          7733                6323
                       08/31/2002       7276            7605           7595          6434          7605                6280
                       09/30/2002       6573            6863           6852          5743          6764                5502
                       10/31/2002       6782            7073           7073          6051          7033                5924
                       11/30/2002       7019            7325           7314          6326          7335                6204
                       12/31/2002       7000            7295           7294          6113          7145                5975
                       01/31/2003       6820            7104           7104          5858          6914                5714
                       02/28/2003       6687            6964           6963          5724          6635                5496
                       03/31/2003       6858            7134           7133          5611          6592                5429
                       04/30/2003       7466            7766           7765          6161          7484                6111
                       05/31/2003       8206            8529           8518          6535          8280                6561
                       06/30/2003       8349            8679           8669          6693          8438                6614
                       07/31/2003       8738            9070           9060          6855          8799                6740
                       08/31/2003       8947            9281           9281          7020          9101                6791
                       09/30/2003       9659           10023          10013          7236          9510                6943
                       10/31/2003      10380           10766          10755          7687         10287                7382
                       11/30/2003      10808           11198          11196          7858         10671                7707
                       12/31/03        11480           11580          11880          8472         11231                8254

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

  The performance of the fund's share classes will differ due to different sales charge structures and class expenses. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

AVERAGE ANNUAL TOTAL RETURNS                  The fund's performance figures are          A redemption fee of 2% will be imposed
As of 12/31/03, including sales charges    historical, and they reflect fund            on certain redemptions or exchanges out
CLASS A SHARES                             expenses, the reinvestment of                of the fund within 30 days of purchase.
Inception (8/31/00)             4.23%      distributions, and changes in net asset      Exceptions to the redemption fee are
 1 Year                        54.92       value. Performance data quoted represent     listed in the fund's prospectus.
                                           past performance, and the investment
CLASS B SHARES                             return and principal value of an               Had the advisor not waived fees and/or
Inception (8/31/00)             4.50%      investment will fluctuate so that an         reimbursed expenses, returns would have
 1 Year                        57.86       investor's shares, when redeemed, may be     been lower.
                                           worth more or less than their original
CLASS C SHARES                             cost.
Inception (8/31/00)             5.30%
 1 Year                        61.86          Class A share performance reflects the
                                           maximum 5.50% sales charge, and Class B
Current performance may be lower or        and Class C share performance reflects
higher than the performance data quoted.   the applicable contingent deferred sales
Past performance cannot guarantee          charge (CDSC) for the period involved.
comparable future results. Due to          The CDSC on Class B shares declines from
significant market volatility, results of  5% beginning at the time of purchase to
an investment made today may differ        0% at the beginning of the seventh year.
substantially from the historical          The CDSC on Class C shares is 1% for the
performance shown. Please visit            first year after purchase. The
AIMinvestments.com for the most current    performance of the fund's share classes
month-end performance.                     will differ due to different sales charge
                                           structures and class expenses.

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-93.90%

BELGIUM-2.18%

Colruyt N.V. (Food Retail)                         4,600   $   442,076
----------------------------------------------------------------------
Mobistar S.A. (Wireless Telecommunication
  Services)(a)                                    14,600       817,258
======================================================================
                                                             1,259,334
======================================================================

BERMUDA-0.80%

Golar LNG Ltd. (Oil & Gas Refining, Marketing
  & Transportation)(a)                            32,400       463,773
======================================================================

DENMARK-3.30%

GN Store Nord A.S. (Health Care Equipment)        57,200       370,283
----------------------------------------------------------------------
Jyske Bank A.S. (Diversified Banks)(a)             7,500       395,507
----------------------------------------------------------------------
Novozymes A.S.-Class B (Specialty Chemicals)       8,100       295,033
----------------------------------------------------------------------
Topdanmark A.S. (Multi-Line Insurance)(a)         15,850       846,555
======================================================================
                                                             1,907,378
======================================================================

FINLAND-4.10%

Lassila & Tikanoja Oyj (Environmental
  Services)                                       11,400       394,352
----------------------------------------------------------------------
Marimekko Oyj (Apparel, Accessories & Luxury
  Goods)                                          39,200       451,184
----------------------------------------------------------------------
Nokian Renkaat Oyj (Tires & Rubber)                5,100       384,276
----------------------------------------------------------------------
SanomaWSOY Oyj-Class B (Publishing)               27,700       580,150
----------------------------------------------------------------------
Vacon Oyj (Electrical Components & Equipment)     45,500       560,898
======================================================================
                                                             2,370,860
======================================================================

FRANCE-7.85%

Bricolage (Mr.) S.A. (Home Improvement
  Retail)                                         14,069       408,810
----------------------------------------------------------------------
Camaieu (Apparel Retail)                           7,425       574,404
----------------------------------------------------------------------
Gifi (General Merchandise Stores)                  7,300       483,468
----------------------------------------------------------------------
Guillin Emballages (Metal & Glass Containers)      1,184       100,531
----------------------------------------------------------------------
Imerys S.A. (Construction Materials)(a)            2,000       419,887
----------------------------------------------------------------------
Ipsos (Advertising)                                7,000       651,592
----------------------------------------------------------------------
Neopost S.A. (Office Electronics)(a)               7,200       362,275
----------------------------------------------------------------------
Obertthur Card Systems (Computer Storage &
  Peripherals)(a)                                 35,000       255,354
----------------------------------------------------------------------
SMOBY (Leisure Products)                           3,800       311,179
----------------------------------------------------------------------
Tessi S.A. (Data Processing & Outsourced
  Services)                                        6,800       250,795
----------------------------------------------------------------------
Trigano (Leisure Products)                         9,500       451,712
----------------------------------------------------------------------
Vet'Affaires (Apparel Retail)                      3,100       273,939
======================================================================
                                                             4,543,946
======================================================================

GERMANY-9.63%

ADVA A.G. Optical Networking (Communications
  Equipment)(a)                                   77,600       389,476
----------------------------------------------------------------------
Bijou Brigitte Modische Accessoires A.G.
  (Apparel, Accessories & Luxury Goods)           18,300       942,651
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

GERMANY-(CONTINUED)

Boewe Systec A.G. (Office Electronics)            11,200   $   584,672
----------------------------------------------------------------------
Funkwerk A.G. (Communications Equipment)           7,800       253,336
----------------------------------------------------------------------
GfK A.G. (Diversified Commercial Services)        11,100       318,629
----------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 07/26/01-08/22/03; Cost
  $160,823)(b)                                     8,060     1,419,414
----------------------------------------------------------------------
Rheinmetall A.G.-Pfd. (Industrial
  Conglomerates)                                  14,600       434,340
----------------------------------------------------------------------
Telegate A.G. (Diversified Commercial
  Services)(a)                                    25,000       280,512
----------------------------------------------------------------------
Vossloh A.G. (Construction, Farm Machinery &
  Heavy Trucks)                                   16,850       949,564
======================================================================
                                                             5,572,594
======================================================================

GREECE-2.43%

Athens Stock Exchange S.A. (Specialized
  Finance)(a)                                     69,800       574,221
----------------------------------------------------------------------
Folli-Follie (Apparel, Accessories & Luxury
  Goods)                                          15,400       432,375
----------------------------------------------------------------------
Germanos S.A. (Computer & Electronics Retail)     16,000       399,308
======================================================================
                                                             1,405,904
======================================================================

HUNGARY-1.52%

Gedeon Richter Rt. (Pharmaceuticals)               7,480       877,195
======================================================================

IRELAND-8.54%

Abbey PLC (Homebuilding)                          40,900       339,558
----------------------------------------------------------------------
Anglo Irish Bank Corp. PLC (Diversified
  Banks)                                          96,270     1,514,936
----------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)                 7,400       931,777
----------------------------------------------------------------------
Grafton Group PLC (Trading Companies &
  Distributors)(c)                                83,780       576,466
----------------------------------------------------------------------
IAWS Group PLC (Agricultural Products)            26,200       319,683
----------------------------------------------------------------------
ICON PLC-ADR (Health Care Services)(a)             7,800       340,080
----------------------------------------------------------------------
Independent News & Media PLC (Publishing)        274,222       648,494
----------------------------------------------------------------------
United Drug PLC (Health Care Distributors)        93,500       270,511
======================================================================
                                                             4,941,505
======================================================================

ITALY-3.32%

Credito Emiliano S.p.A. (Diversified Banks)       40,000       287,304
----------------------------------------------------------------------
Davide Campari-Milano S.p.A. (Distillers &
  Vintners)                                        5,000       242,146
----------------------------------------------------------------------
Merloni Elettrodomestici S.p.A. (Household
  Appliances)                                     58,197     1,094,430
----------------------------------------------------------------------
Mondo TV S.p.A. (Movies & Entertainment)(a)        7,000       298,500
======================================================================
                                                             1,922,380
======================================================================

LUXEMBOURG-1.37%

SBS Broadcasting S.A. (Broadcasting & Cable
  TV)(a)                                          24,400       795,440
======================================================================

NETHERLANDS-6.49%

Aalberts Industries N.V. (Industrial
  Conglomerates)                                  17,100       441,602
----------------------------------------------------------------------
Beter Bed Holding N.V. (Specialty Stores)(a)      40,050       445,853
----------------------------------------------------------------------
Exact Holding N.V. (IT Consulting & Other
  Services)(a)                                    18,600       514,733
----------------------------------------------------------------------


                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
NETHERLANDS-(CONTINUED)

Nutreco Holding N.V. (Agricultural
  Products)(a)                                    14,100   $   386,299
----------------------------------------------------------------------
Randstad Holding N.V. (Employment
  Services)(a)                                    24,150       584,174
----------------------------------------------------------------------
Sligro Food Group N.V. (Food Distributors)        10,900       335,237
----------------------------------------------------------------------
Stork N.V. (Industrial Machinery)                 27,600       545,073
----------------------------------------------------------------------
Versatel Telecom International N.V.
  (Integrated Telecommunication Services)(a)     229,500       499,430
======================================================================
                                                             3,752,401
======================================================================

NORWAY-3.79%

Aktiv Kapital A.S.A. (Specialized Finance)        77,075       771,120
----------------------------------------------------------------------
Ekornes A.S.A. (Home Furnishings)                 24,800       457,208
----------------------------------------------------------------------
Norman A.S.A. (Application Software)              50,900       473,006
----------------------------------------------------------------------
Smedvig A.S.A.-Class A (Oil & Gas Drilling)       65,200       493,510
======================================================================
                                                             2,194,844
======================================================================

SPAIN-2.46%

Baron de Ley, S.A. (Distillers & Vintners)(a)      9,200       439,762
----------------------------------------------------------------------
Corporacion Mapfre S.A. (Multi-Line
  Insurance)                                      27,100       382,820
----------------------------------------------------------------------
Miquel y Costas & Miquel, S.A. (Paper
  Products)                                       14,300       602,597
======================================================================
                                                             1,425,179
======================================================================

SWEDEN-3.31%

Alfa Laval A.B. (Industrial Machinery)            27,100       411,546
----------------------------------------------------------------------
Boss Media A.B.(Internet Software & Services)    182,900       611,316
----------------------------------------------------------------------
Elanders A.B.-Class B (Publishing)(a)             46,900       588,649
----------------------------------------------------------------------
Elekta A.B. (Health Care Equipment)(a)               791        17,936
----------------------------------------------------------------------
Elekta A.B.-Class B (Health Care
  Equipment)(a)                                        9           169
----------------------------------------------------------------------
Telelogic A.B. (Application Software)(a)         177,800       283,573
======================================================================
                                                             1,913,189
======================================================================

SWITZERLAND-3.72%

Actelion Ltd. (Biotechnology)(a)                   4,120       443,421
----------------------------------------------------------------------
Amazys Holding A.G. (Diversified Commercial
  Services)                                        9,000       288,052
----------------------------------------------------------------------
Geberit A.G. (Building Products)                     939       460,264
----------------------------------------------------------------------
Lindt & Spruengli A.G. (Packaged Foods &
  Meats)                                             453       376,161
----------------------------------------------------------------------
Micronas Semiconductor Holding A.G.
  (Semiconductors)(a)                              5,800       247,589
----------------------------------------------------------------------
Temenos Group A.G. (Systems Software)(a)          47,200       338,665
======================================================================
                                                             2,154,152
======================================================================

UNITED KINGDOM-29.09%

Alba PLC (Consumer Electronics)                   53,950       611,681
----------------------------------------------------------------------
Albemarle & Bond Holdings PLC (Consumer
  Finance)                                       203,200       364,628
----------------------------------------------------------------------
Alexon Group PLC (Apparel, Accessories &
  Luxury Goods)                                   73,400       382,683
----------------------------------------------------------------------
Balfour Beatty PLC (Construction &
  Engineering)                                   142,700       556,718
----------------------------------------------------------------------
Belhaven Group (The) PLC (The) (Brewers)          67,200       503,940
----------------------------------------------------------------------
Cardpoint PLC (Electronic Equipment
  Manufacturers)(a)                              232,900       423,120
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE

----------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Cattles PLC (Consumer Finance)                   115,300   $   688,114
----------------------------------------------------------------------
CD Bramall PLC (Specialty Stores)                 38,900       305,606
----------------------------------------------------------------------
Dawson Holdings PLC (Distributors)                99,000       277,344
----------------------------------------------------------------------
Domino Printing Sciences PLC (Industrial
  Machinery)                                     113,000       339,968
----------------------------------------------------------------------
Domino's Pizza UK & IRL PLC (Restaurants)        150,500       518,625
----------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)                 42,300       765,840
----------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)              49,200       628,103
----------------------------------------------------------------------
Gresham Computing PLC (Application
  Software)(a)                                    31,600       189,013
----------------------------------------------------------------------
Haynes Publishing Group PLC (Publishing)          25,000       143,956
----------------------------------------------------------------------
Hornby PLC (Leisure Products)                     25,000       514,447
----------------------------------------------------------------------
ICAP PLC (Investment Banking & Brokerage)         22,900       635,808
----------------------------------------------------------------------
Inchcape PLC (Distributors)                       14,100       327,786
----------------------------------------------------------------------
Johnston Press PLC (Publishing)                   72,800       605,402
----------------------------------------------------------------------
Kensington Group PLC (Thrifts & Mortgage
  Finance)                                        89,500       525,158
----------------------------------------------------------------------
Kier Group PLC (Construction & Engineering)       35,681       417,290
----------------------------------------------------------------------
Lambert Howarth Group PLC (Footwear)              79,400       375,687
----------------------------------------------------------------------
Majestic Wine PLC (Specialty Stores)              17,900       285,039
----------------------------------------------------------------------
Marconi Corp. PLC (Communications
  Equipment)(a)                                   35,000       369,956
----------------------------------------------------------------------
McBride PLC (Household Products)                 295,400       706,765
----------------------------------------------------------------------
Morgan Crucible Co. PLC (Industrial
  Machinery)(a)                                  116,000       281,680
----------------------------------------------------------------------
Photo-Me International PLC (Photographic
  Products)                                      218,000       451,517
----------------------------------------------------------------------
PHS Group PLC (Diversified Commercial
  Services)                                      326,800       488,682
----------------------------------------------------------------------
Punch Taverns PLC (Restaurants)                   54,300       421,744
----------------------------------------------------------------------
Robert Wiseman Dairies PLC (Packaged Foods &
  Meats)                                          90,900       426,043
----------------------------------------------------------------------
RPS Group PLC (Environmental Services)           162,100       426,185
----------------------------------------------------------------------
Savills PLC (Other Diversified Financial
  Services)                                      103,300       610,042
----------------------------------------------------------------------
SCi Entertainment Group PLC (Home
  Entertainment Software)(a)                     128,600       290,463
----------------------------------------------------------------------
Taylor & Francis Group PLC (Publishing)           68,700       624,359
----------------------------------------------------------------------
Telecom plus PLC (Integrated
  Telecommunication Services)                     90,800       647,602
----------------------------------------------------------------------
Topps Tiles PLC (Home Improvement Retail)         35,900       364,854
----------------------------------------------------------------------
Ultra Electronics Holdings PLC (Aerospace &
  Defense)                                        35,800       338,142
======================================================================
                                                            16,833,990
======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $36,851,326)                          54,334,064
======================================================================

MONEY MARKET FUNDS-5.18%

Liquid Assets Portfolio(d)                     1,498,588     1,498,588
----------------------------------------------------------------------
STIC Prime Portfolio(d)                        1,498,588     1,498,588
======================================================================
    Total Money Market Funds (Cost
      $2,997,176)                                            2,997,176
======================================================================
TOTAL INVESTMENTS-99.08% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $39,848,502)                57,331,240
======================================================================

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.20%

Liquid Assets Portfolio(d)(e)                    117,600   $   117,600
======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $117,600)                                          117,600
======================================================================
TOTAL INVESTMENTS-99.28% (Cost $39,966,102)                 57,448,840
======================================================================
OTHER ASSETS LESS LIABILITIES-0.72%                            415,486
======================================================================
NET ASSETS-100.00%                                         $57,864,326
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this security at 12/31/03 represented 2.45% of the Fund's net assets. This security is not considered to be illiquid.
(c) Consists of more than one class of securities traded together as a unit.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $36,851,326)*                                 $54,334,064
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $3,114,776)                               3,114,776
-----------------------------------------------------------
Foreign currencies, at value (cost $709,191)        641,188
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  386,597
-----------------------------------------------------------
  Dividends                                          80,217
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   15,887
-----------------------------------------------------------
Other assets                                         18,357
===========================================================
    Total assets                                 58,591,086
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             390,516
-----------------------------------------------------------
  Fund shares reacquired                             89,301
-----------------------------------------------------------
  Deferred compensation and retirement plans         15,887
-----------------------------------------------------------
  Collateral upon return of securities loaned       117,600
-----------------------------------------------------------
Accrued distribution fees                            24,636
-----------------------------------------------------------
Accrued transfer agent fees                          19,053
-----------------------------------------------------------
Accrued operating expenses                           69,767
===========================================================
    Total liabilities                               726,760
===========================================================
Net assets applicable to shares outstanding     $57,864,326
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $44,433,708
-----------------------------------------------------------
Undistributed net investment income (loss)          (15,872)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                          (4,038,941)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              17,485,431
===========================================================
                                                $57,864,326
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $42,102,564
___________________________________________________________
===========================================================
Class B                                         $ 9,415,327
___________________________________________________________
===========================================================
Class C                                         $ 6,346,435
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                           3,494,403
___________________________________________________________
===========================================================
Class B                                             795,175
___________________________________________________________
===========================================================
Class C                                             536,101
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     12.05
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.05 divided
      by 94.50%)                                $     12.75
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     11.84
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     11.84
___________________________________________________________
===========================================================

* At December 31, 2003, securities with an aggregate market value of $112,374 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $60,116)         $   572,311
-------------------------------------------------------------------------
Dividends from affiliated money market funds*                      24,314
=========================================================================
    Total investment income                                       596,625
=========================================================================

EXPENSES:

Advisory fees                                                     329,310
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                    199,143
-------------------------------------------------------------------------
Distribution fees
  Class A                                                          88,867
-------------------------------------------------------------------------
  Class B                                                          60,131
-------------------------------------------------------------------------
  Class C                                                          32,606
-------------------------------------------------------------------------
Transfer agent fees                                               101,613
-------------------------------------------------------------------------
Trustees' fees                                                      9,273
-------------------------------------------------------------------------
Professional fees                                                  58,239
-------------------------------------------------------------------------
Other                                                              61,320
=========================================================================
    Total expenses                                                990,502
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (236,435)
-------------------------------------------------------------------------
    Net expenses                                                  754,067
=========================================================================
Net investment income (loss)                                     (157,442)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         4,218,131
-------------------------------------------------------------------------
  Foreign currencies                                               (2,366)
-------------------------------------------------------------------------
  Futures contracts                                               116,717
=========================================================================
                                                                4,332,482
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        14,542,972
-------------------------------------------------------------------------
  Foreign currencies                                                1,604
=========================================================================
                                                               14,544,576
=========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                            18,877,058
=========================================================================
Net increase in net assets resulting from operations          $18,719,616
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                 2003           2002
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (157,442)   $  (159,922)
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                    4,332,482     (3,641,173)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, and foreign currencies                         14,544,576      2,004,221
========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                18,719,616     (1,796,874)
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (110,677)            --
----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      14,779,957      7,577,888
----------------------------------------------------------------------------------------
  Class B                                                         653,971      4,168,394
----------------------------------------------------------------------------------------
  Class C                                                       2,479,060      1,002,947
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              17,912,988     12,749,229
========================================================================================
    Net increase in net assets                                 36,521,927     10,952,355
========================================================================================

NET ASSETS:

  Beginning of year                                            21,342,399     10,390,044
========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(15,872) and $(12,828) for 2003 and 2002,
    respectively)                                             $57,864,326    $21,342,399
________________________________________________________________________________________
========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM European Small Company Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. REDEMPTION FEES -- Effective November 24, 2003, the Fund instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to paid-in-capital by the Fund and is allocated among the share classes based on the relative net assets of each class.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. AIM has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A shares to 2.00% through December 31, 2004. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, AIM waived fees of $189,892 and reimbursed expenses of $46,042.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $51,441 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B and Class C shares paid $88,867, $60,131 and $32,606, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC")(collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2003, AIM Distributors retained $11,964 in front-end sales commissions from the sale of Class A shares and $4,579, $0 and $7,294 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

Pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") the advisor established an interfund lending facility that the Fund may participate in for temporary borrowings by the AIM and INVESCO funds. An interfund loan will be made only if the loan rate is favorable to both parties. Advances were made to the following affiliated investment companies during the period:

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                             UNREALIZED
                            MARKET VALUE     PURCHASES       PROCEEDS       APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
                             12/31/2002       AT COST       FROM SALES     (DEPRECIATION)     12/31/2003      INCOME     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio       $431,126      $26,508,831    $(25,441,369)       $  --          $1,498,588     $10,378        $  --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio           431,126      26,508,831     (25,441,369)           --          $1,498,588      10,126           --
====================================================================================================================================
    Subtotal                  $862,252      $53,017,662    $(50,882,738)       $  --          $2,997,176     $20,504        $  --
____________________________________________________________________________________________________________________________________
====================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                             UNREALIZED
                            MARKET VALUE     PURCHASES       PROCEEDS       APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
                             12/31/2002       AT COST       FROM SALES     (DEPRECIATION)     12/31/2003     INCOME*     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio       $     --      $3,164,978     $(3,047,378)        $  --          $  117,600     $ 3,810        $  --
====================================================================================================================================
    Total                     $862,252      $56,182,640    $(53,930,116)       $  --          $3,114,776     $24,314        $  --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $494 and reductions in custodian fees of $7 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $501.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,634 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with to these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $112,374 were on loan to brokers. The loans were secured by cash collateral of $117,600 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $3,810 for securities lending transactions.


NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                            2003      2002
-----------------------------------------------------------
Distributions paid from ordinary income   $110,677    $  --
___________________________________________________________
===========================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments          $17,413,779
-----------------------------------------------------------
Temporary book/tax differences                      (15,872)
-----------------------------------------------------------
Capital loss carryforward                        (3,967,289)
-----------------------------------------------------------
Shares of beneficial interest                    44,433,708
===========================================================
Total net assets                                $57,864,326
___________________________________________________________
===========================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. The tax basis unrealized appreciation on investments amount includes appreciation on foreign currencies written of $2,693.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation.

    The Fund utilized $3,698,753 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a remaining capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2009                                 449,177
----------------------------------------------------------
December 31, 2010                               3,518,112
==========================================================
Total capital loss carryforward                $3,967,289
__________________________________________________________
==========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $57,251,952 and $42,251,530, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $17,479,921
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (68,835)
===========================================================
Net unrealized appreciation of investment
  securities                                    $17,411,086
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $40,037,754.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, excise tax paid, passive foreign investment company and distribution adjustment, on December 31, 2003, undistributed net investment income was increased by $265,075, undistributed net realized gains decreased by $241,060 and shares of beneficial interest decreased by $24,015. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      7,437,349    $ 64,909,222     3,539,416    $ 27,415,985
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        355,346       3,473,696     1,525,491      11,870,378
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,260,834      19,474,776       742,433       5,614,529
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          6,582          76,679            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         24,199         222,934        27,392         208,822
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (24,613)       (222,934)      (27,627)       (208,822)
======================================================================================================================
Reacquired:
  Class A                                                     (5,818,558)    (50,428,878)   (2,690,785)    (20,046,919)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (317,658)     (2,596,791)   (1,041,846)     (7,493,162)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (2,007,635)    (16,995,716)     (612,283)     (4,611,582)
======================================================================================================================
                                                               1,915,846    $ 17,912,988     1,462,191    $ 12,749,229
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              -----------------------------------------------------------------
                                                                                                                  AUGUST 31,
                                                                                                                     2000
                                                                                                               (DATE OPERATIONS
                                                                      YEAR ENDED DECEMBER 31,                   COMMENCED) TO
                                                              ----------------------------------------           DECEMBER 31,
                                                               2003             2002            2001                 2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  7.37          $  7.19         $  9.17              $10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)(a)        (0.04)(a)       (0.05)(a)           (0.04)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  4.74             0.22           (1.93)              (0.74)
===============================================================================================================================
    Total from investment operations                             4.71             0.18           (1.98)              (0.78)
===============================================================================================================================
Less distributions from net investment income                   (0.03)              --              --               (0.05)
===============================================================================================================================
Net asset value, end of period                                $ 12.05          $  7.37         $  7.19              $ 9.17
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 63.96%            2.50%         (21.59)%             (7.84)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $42,103          $13,597         $ 6,969              $8,606
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.00%(c)         2.01%           2.01%               2.07%(d)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.68%(c)         3.05%           4.65%               6.28%(d)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.28)%(c)       (0.51)%         (0.61)%             (1.28)%(d)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(e)                                        130%             119%            152%                 25%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $25,390,593.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                     CLASS B
                                                              -----------------------------------------------------
                                                                                                      AUGUST 31,
                                                                                                         2000
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              -------------------------------        DECEMBER 31,
                                                               2003        2002        2001              2000
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 7.27      $ 7.15      $  9.17           $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.08)(a)   (0.09)(a)    (0.10)(a)        (0.06)(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                                4.65        0.21        (1.92)           (0.74)
===================================================================================================================
     Total from investment operations                           4.57        0.12        (2.02)           (0.80)
===================================================================================================================
Less distributions from net investment income                     --          --           --            (0.03)
===================================================================================================================
Net asset value, end of period                                $11.84      $ 7.27      $  7.15           $ 9.17
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                62.86%       1.68%      (22.03)%          (7.99)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $9,415      $5,689      $ 2,330           $2,851
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                2.65%(c)    2.66%        2.71%            2.77%(d)
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             3.33%(c)    3.70%        5.36%            6.98%(d)
===================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.93)%(c)  (1.16)%      (1.31)%          (1.98)%(d)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate(e)                                       130%        119%         152%              25%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $6,013,048.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                     CLASS C
                                                              -----------------------------------------------------
                                                                                                      AUGUST 31,
                                                                                                         2000
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              -------------------------------        DECEMBER 31,
                                                               2003        2002        2001              2000
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 7.27      $ 7.14      $  9.17           $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.09)(a)   (0.09)(a)    (0.10)(a)        (0.06)(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                                4.66        0.22        (1.93)           (0.74)
===================================================================================================================
     Total from investment operations                           4.57        0.13        (2.03)           (0.80)
===================================================================================================================
Less distributions from net investment income                     --          --           --            (0.03)
===================================================================================================================
Net asset value, end of period                                $11.84      $ 7.27      $  7.14           $ 9.17
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                62.86%       1.82%      (22.14)%          (7.99)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $6,346      $2,057      $ 1,091           $1,073
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                2.65%(c)    2.66%        2.71%            2.77%(d)
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             3.33%(c)    3.70%        5.36%            6.98%(d)
===================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.93)%(c)  (1.16)%      (1.31)%          (1.98)%(d)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate(e)                                       130%        119%         152%              25%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $3,260,594.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM European Small Company Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM European Small Company Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM European Small Company Fund, a portfolio of AIM Funds Group, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  822,704,205      11,194,804
      Frank S. Bayley..............................  822,781,451      11,117,558
      James T. Bunch...............................  822,886,061      11,012,948
      Bruce L. Crockett............................  822,942,379      10,956,630
      Albert R. Dowden.............................  822,923,043      10,975,966
      Edward K. Dunn, Jr...........................  822,752,667      11,146,342
      Jack M. Fields...............................  823,013,560      10,885,449
      Carl Frischling..............................  822,602,646      11,296,363
      Robert H. Graham.............................  822,881,635      11,017,374
      Gerald J. Lewis..............................  822,460,720      11,438,289
      Prema Mathai-Davis...........................  822,715,053      11,183,956
      Lewis F. Pennock.............................  822,839,481      11,059,528
      Ruth H. Quigley..............................  822,446,309      11,452,700
      Louis S. Sklar...............................  822,882,710      11,016,299
      Larry Soll, Ph.D.............................  822,748,856      11,150,153
      Mark H. Williamson...........................  822,801,778      11,097,231

* Proposal required approval by a combined vote of all the portfolios of AIM Funds Group.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)
TRUST                              SINCE            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1992             Director and Chairman, A I M Management Group Inc.
  Trustee, Chairman and                             (financial services holding company); and Director and Vice
  President                                         Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: President and Chief Executive Officer, A I M
                                                    Management Group Inc.; Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment advisor);
                                                    Director and Chairman, A I M Capital Management, Inc.
                                                    (registered investment advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management Company
                                                    (registered broker dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer, A I M
  Trustee and Executive Vice                        Management Group Inc. (financial services holding company);
  President                                         Director, Chairman and President, A I M Advisors, Inc.
                                                    (registered investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: Director, Chairman, President and Chief Executive
                                                    Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                                    Products; Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Consultant
  Trustee
                                                    Formerly: President and Chief Executive Officer, AMC Cancer
                                                    Research Center; and Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie
  Trustee
----------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch Ltd.,
  Trustee                                           (investment banking firm); and Director, Policy Studies,
                                                    Inc. and Van Gilder Insurance Corporation
                                                    Formerly: General Counsel and Director, Boettcher & Co.; and
                                                    Chairman and Managing Partner, law firm of Davis, Graham &
                                                    Stubbs
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1987             Chairman, Crockett Technology Associates (technology
  Trustee                                           consulting company)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business
  Trustee                                           corporations, including the Boss Group Ltd. (private
                                                    investment and management) and Magellan Insurance Company
                                                    Formerly: Director, President and Chief Executive Officer,
                                                    Volvo Group North America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated Volvo companies
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.; President and
  Trustee                                           Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group, Inc.
  Trustee                                           (government affairs company) and Texana Timber LP
----------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE         OTHER DIRECTORSHIP(S)
TRUST                             HELD BY TRUSTEE
--------------------------------  ----------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946     None
  Trustee, Chairman and
  President
------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951   None
  Trustee and Executive Vice
  President
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936            None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939         Badgley Funds, Inc.
  Trustee                         (registered investment
                                  company)
----------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942          None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944       ACE Limited (insurance
  Trustee                         company); and
                                  Captaris, Inc.
                                  (unified messaging
                                  provider)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941        Cortland Trust, Inc.
  Trustee                         (Chairman) (registered
                                  investment company);
                                  Annuity and Life Re
                                  (Holdings), Ltd.
                                  (insurance company)
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935     None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952          Administaff
  Trustee
----------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2004


The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1992               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942         2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President and Chief                      Counsel, A I M Management Group Inc. (financial services
  Legal Officer                                        holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1992               Managing Director, Chief Fixed Income Officer and Senior
  Vice President                                       Investment Officer, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1992               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.;
  Vice President and Treasurer                         Senior Vice President, AIM Investment Services, Inc.; and
                                                       Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1992               Managing Director and Chief Management Officer, A I M
  Vice President                                       Capital Management, Inc; Director and President, Fund
                                                       Management Company; and Vice President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942        None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President and Chief
  Legal Officer
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana, Suite 2900
Houston, TX 77046-1173          Suite 100                       Suite 100                       Houston, TX 77002-5678
                                Houston, TX 77046-1173          Houston, TX 77046-1173

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103-7599     New York, NY 10022-3852                                         Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2003, 0.00% is eligible for the dividends received deduction for corporations.

For its tax year ended December 31, 2003 the Fund designated 100%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual percentages for the calendar year will be designated in the Fund's year-end tax statement.

       DOMESTIC EQUITY                           INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund              AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Growth Fund                       AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Trends Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund(5)                     AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund       AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                             INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(6)
AIM Large Cap Growth Fund                                                                 TAX-FREE
AIM Libra Fund                                             SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                              AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(2)              AIM Global Health Care Fund                  AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                         AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund       AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(3)                 INVESCO Leisure Fund
AIM Small Cap Growth Fund(4)                 INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AM Trimark Small Companies Fund              INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund



(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (6) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

                               AIMinvestments.com                    ESC-AR-1


                                            YOUR GOALS. OUR SOLUTIONS.--Servicemark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash           [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management
                               Plans    Accounts

                                                           AIM Global Value Fund
                               Annual Report to Shareholders o December 31, 2003


                                  [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                    --Servicemark--

===================================================================
AIM GLOBAL VALUE FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.
===================================================================

o Effective 4/30/03, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund and some of the fund's investment policies were changed. For more information, please consult the fund's prospectus dated 5/1/03 that was mailed to you, or read it on line at AIMinvestments.com.

o Unless otherwise stated, information presented is as of 12/31/03 and is based on total net assets.

ABOUT SHARE CLASSES

o Effective 9/30/03, Class B shares are      o Investing in small and mid-sized           o A direct investment cannot be made in
not available as an investment for           companies involves risks not associated      an index. Unless otherwise indicated,
retirement plans maintained pursuant to      with investing in more established           index results include reinvested
Section 401 of the Internal Revenue          companies. Also, small companies may         dividends, and they do not reflect sales
Code, including 401(k) plans, money          have business risk, significant stock        charges. Performance of an index of
purchase pension plans and profit            price fluctuations, and illiquidity.         funds reflects fund expenses;
sharing plans. Plans that have existing                                                   performance of a market index does not.
accounts invested in Class B shares will     o The fund may participate in the initial
continue to be allowed to make               public offering (IPO) market in some         Industry classifications used in this
additional purchases.                        market cycles. Because of the fund's         report are generally according to the
                                             small asset base, any investment the         Global Industry Classification Standard,
PRINCIPAL RISKS OF INVESTING IN THE FUND     fund may make in IPOs may significantly      which was developed by and is the
                                             affect the fund's total return. As the       exclusive property and a service mark of
o Investing in emerging markets involves     fund's assets grow, the impact of IPO        Morgan Stanley Capital International
greater risk and potential reward than       investments will decline, which may          Inc. and Standard & Poor's.
investing in more established markets.       reduce the effect of IPO investments on
                                             the fund's total return.                     A description of the policies and
o International investing presents                                                        procedures that the Fund uses to
certain risks not associated with            ABOUT INDEXES USED IN THIS REPORT            determine how to vote proxies relating
investing solely in the United States.                                                    to portfolio securities is available
These include risks relating to              o The unmanaged MSCI World Index is a        without charge, upon request, by calling
fluctuations in the value of the U.S.        group of global securities tracked by        800-959-4246, or on the AIM Web site,
dollar relative to the value of other        Morgan Stanley Capital International.        AIMinvestments.com.
currencies, the custody arrangements
made for the fund's foreign holdings,        o The unmanaged MSCI World Value Free
differences in accounting, political         Index is a subset of the MSCI World
risks and the lesser degree of public        Index, a group of global securities
information required to be provided by       tracked by Morgan Stanley Capital
non-U.S. companies.                          International; the Value subset measures
                                             performance of companies with lower
                                             price-to-earnings ratios and lower
                                             forecasted growth values.

                                             o The unmanaged Lipper Global Fund Index
                                             represents an average of the performance
                                             of global funds tracked by Lipper, Inc.,
                                             an independent mutual fund performance
                                             monitor.

                                             o The unmanaged Standard & Poor's Index
                                             of 500 Stocks (the S&P 500--Registered
                                             Trademark-- Index) is an index of common
                                             stocks frequently used as a general
                                             measure of U.S. stock market performance.


=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE             THIS REPORT MAY BE DISTRIBUTED ONLY TO SHAREHOLDERS OR TO PERSONS
=====================================================             WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE FUND. PLEASE READ
                                                                  THE PROSPECTUS CAREFULLY AND CONSIDER THE INVESTMENT OBJECTIVES,
                                                                  RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY
                                                                  BEFORE INVESTING.

AIMinvestments.com

TO OUR SHARE HOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           The fiscal year ended December 31, 2003, was a welcome
ROBERT H.           change from the bear market of the previous three years.
GRAHAM]             Major stock market indexes here and abroad delivered
                    positive performance, with double-digit returns more the
ROBERT H. GRAHAM    rule than the exception. As is historically the case, bond market returns were more modest, but nonetheless positive as well. The U.S. economy appears to have turned a corner, with solid growth in gross domestic product. Overseas, particularly in Europe, economic performance was not so robust but appeared to pick up during the second half of the year.

                        U.S. investors seem to have regained their confidence,
                    putting $152.77 billion in new money into stock mutual funds during 2003 and $31.40 billion into bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered large net outflows during 2003.

   The durability of these trends is, of course, unpredictable, but the economy does appear to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong. Nevertheless, we caution all our shareholders against thinking that 2004 will be a repeat of 2003. We simply do not know.

   What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

   For information on your fund's performance and management during the fiscal year, please see the management discussion that begins on the following page.

VISIT OUR WEB SITE

As you are aware, the mutual fund industry, including AIM Investments, has been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We encourage you to visit AIMinvestments.com often to monitor developments. We will continue to post updates on these issues as information becomes available.

   The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. We welcome these efforts, as does the industry trade group, the Investment Company Institute. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

   Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, you can contact one of our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman and President
February 9, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FISCAL YEAR PROVES PROFITABLE                                                               the European Central Bank reduced
BOTH DOMESTICALLY AND GLOBALLY                                                              short-term interest rates in 2003,
                                                                                            leaving their benchmark rates at 1.00%
For the fiscal year ended December 31, 2003,   domestic product expanded at an annualized   and 2.00%, respectively, as of
AIM Global Value Fund's Class A shares         rate of 1.4% in the first quarter, 3.1% in   December 31, 2003.
returned 32.15% at net asset value. (If        the second quarter, 8.2% in the third
sales charges were included, performance       quarter, and 4.0% in the fourth quarter of      On the currency front, although the
would be lower.) Performance of the other      2003.                                        U.S. dollar showed a few pockets of
share classes is shown in the table on page                                                 strength during the fiscal year, for the
3. For the same period, the fund's                In Europe, markets generally rallied,     most part, foreign currencies proved
broad-based index, the MSCI World Index,       despite weak economic conditions cited by    stronger. During the reporting period,
returned 33.11%, and the MSCI World Value      the Bank of England. In its October policy   the British pound, Canadian dollar,
Free Index returned 38.13%. The fund's peer    meeting, the bank reported that there        euro, Swiss franc, and Japanese yen all
group index, the Lipper Global Fund Index,     continued to be a contrast between weak euro appreciated significantly against the
returned 31.96%. We believe the fund           area economic data and more promising        U.S. dollar.
slightly lagged its broad-based index          business survey indicators. Indeed,
because it did not own many of the             annualized euro zone gross domestic product  YOUR FUND
speculative stocks which contributed to        (GDP) fell by 0.1% in the second quarter.
index performance. Riskier, lower-quality      Economic activity rebounded in the second    Throughout the fiscal year, we have
stocks provided higher returns in 2003--an     half of the year with euro zone annualized   maintained our strategy of providing
observation noted often by market observers.   GDP rising 0.4% for the third quarter.       diversification within the fund's
                                               Late-year business surveys also offered      portfolio--diversification according to
                                               promise.                                     geography, market capitalization,
MARKET CONDITIONS                                                                           sectors and industries.
                                                  In Asia, Japan's economy finally
As global economic recovery appeared to gain   appeared to be showing signs of a cyclical      As the fiscal year began, the fund's
momentum in 2003, equity markets in the U.S.   upswing. Amid this backdrop, Japanese        portfolio was invested in 10 countries,
and abroad generally posted positive returns   markets rose sharply through the summer but  including the U.S. The list of top 10
for the fiscal year, with emerging market      sold off late in October. Many emerging      countries below shows the 10 countries
stocks generally outperforming those in        Asian markets produced positive returns for  in which the fund was most invested as
developed countries.                           the reporting period after struggling        of the end of the fiscal year. The
                                               earlier in the year with the SARS (severe    countries listed represent approximately
   In the U.S., stock markets were generally   acute respiratory syndrome) epidemic.        88% of the fund's investments. Of the
higher with the S&P 500 Index returning                                                     12% remaining, the fund was also
28.67% for the fiscal year. The nation's          Fiscal policy settings for many major     invested in Sweden, Finland, Denmark,
gross                                          economies became more expansionary during    Netherlands, Germany, Switzerland, and
                                               the reporting period. The Federal Reserve    South Korea. As a result of improving
                                               and                                          economic conditions, we were able to
                                                                                            increase our global diversification with
                                                                                            the addition of seven countries over the
                                                                                            period.

====================================================================================================================================
TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*                                TOP 10 COUNTRIES*

 1. Microsoft Corp.                  2.8%     1. Diversified Metals & Mining         15.1%      1. Canada                      32.5%

 2. Pan-Ocean Energy Corp. Ltd.      2.7      2. Oil & Gas Exploration & Production   6.1       2. U.S.A.                      22.5

 3. Barrick Gold Corp.               2.4      3. Pharmaceuticals                      6.0       3. Australia                    6.8

 4. MAAX Inc.                        2.3      4. Gold                                 5.9       4. United Kingdom               6.7

 5. Schering-Plough Corp.            2.2      5. Diversified Banks                    5.7       5. Japan                        4.2

 6. Cisco Systems, Inc.              2.2      6. Communications Equipment             3.5       6. Bermuda                      3.7

 7. Inco Ltd.                        2.1      7. Aluminum                             3.1       7. Hong Kong                    3.2

 8. Canadian Natural Resources Ltd.  2.1      8. Packaged Foods                       2.9       8. France                       2.9

 9. Alcan Inc.                       1.9      9. Systems Software                     2.8       9. Taiwan                       2.8

10. Rogers Wireless                          10. Building Products                    2.3      10. Brazil                       2.3
    Communications Inc.-Class B      1.9

*  Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

   The fund's prospectus states that the       Individual stocks that provided the     invested at the beginning of the fiscal
fund invests "without regard to market      strongest contribution to fund             year. For its fiscal quarter ending
capitalization." As of December 31,         performance included Pan-Ocean Energy      February 2003, the company announced a
2003, the fund's portfolio was              and Grupo Aeroportuario del Sureste.       net loss of $7.9 million after having a
characterized by Lipper, Inc., an           Pan-Ocean is a Canadian company that       net income of $16.5 million the previous
independent mutual fund performance         produces oil and natural gas in            quarter. We sold the fund's shares in
monitor, as containing 38.5% large-cap      sub-Saharan Africa. In November 2003,      this company early in the year.
stocks, 25.8% mid-cap stocks, and 35.7%     the company announced its third-quarter
small-cap stocks. This represented          results. Its after-tax operating cash      IN CLOSING
little change from the portfolio's          flow from operations increased 13% over
capitalization make-up at mid-year.         the second quarter of 2003, and its net    Throughout the fiscal year, we
                                            profit for the quarter was $5.2 million    maintained our focus on companies that
   At the end of the fiscal year, the       compared to $2.3 million the previous      "trade below their intrinsic value," as
fund was invested in all 10 sectors in      quarter.                                   stated in the fund's prospectus. Also
the Global Industry Classification                                                     throughout the period, the fund's
Standard (GICS). Within those sectors,         Grupo Aeroportuario operates nine       portfolio was diversified in terms of
the fund had holdings in 47 industries,     airports in southeastern Mexico,           geography, market capitalization,
more than one-third of the industries       including Cancun, Cozumel, Merida, and     sectors and industries. We were pleased
identified in the GICS.                     Veracruz. The company holds a concession   with the improving economy and the
                                            to operate and maintain all nine           fund's performance for the reporting
   The materials sector was one of the      facilities until 2048. In December 2003,   period.
sectors that made a positive                Grupo Aeroportuario announced that its
contribution to fund performance. The       nine airports experienced a 16% increase       See important fund and index
fund was overweight in this sector for      in traffic during the period between          disclosures inside front cover.
most of 2003. The sector provided strong    October 29 and November 25, 2003, over
performance because of the improving        the equivalent 28-day period a year
economic backdrop, surging Chinese          earlier.
demand, and the decline of the U.S.
dollar, which tends to make gold and           Individual stocks that detracted from
gold stocks more attractive. The            fund performance included Championship
materials sector was the second best-       Auto Racing and the Shaw Group. We
performing sector for the year in both      believed that Championship Auto Racing
the S&P 500 Index and the MSCI World        had an acceptable risk-return profile,
Index.                                      but the upside potential we anticipated
                                            was not realized. The fund no longer
   The health care sector was a             owns this stock.
detractor to fund performance. The
health care sector was the second              The Shaw Group is a construction and    ARROW    For More Information Visit
weakest-performing sector in both of the    engineering firm in Baton Rouge,           BUTTON   AIMINVESTMENTS.COM
aforementioned indexes.                     Louisiana, in which the fund was           IMAGE

====================================================================================================================================

FUND VS. INDEXES                            TOTAL NUMBER OF HOLDINGS*             87                  ROGER J. MORTIMER
-------------------------------------       ----------------------------------------                  Mr. Mortimer is lead portfolio
Total returns, 12/31/02-12/31/03,           TOTAL NET ASSETS           $19.2 million   [PHOTO OF      manager of AIM Global Value
excluding sales charges. If sales           ----------------------------------------   ROGER J.       Fund. He began his investment
charges were included, performance                                                     MORTIMER]      career in 1986. In 1997, he
would be lower.                             * Excludes money market fund holdings.                    joined GT Global as a
                                                                                                      portfolio manager overseeing
Class A Shares                 32.15%                                                                 the management of GT Global
-------------------------------------                                                  Canadian Value Class. In 1998, the GT Global
Class B Shares                 31.26                                                   Funds were acquired by AIM. Mr. Mortimer
-------------------------------------                                                  holds a B.A. in economics and an M.B.A. from
Class C Shares                 31.37                                                   the University of Western Ontario.
-------------------------------------
MSCI World Index                                                                                      GLEN HILTON
(Broad Market Index)           33.11                                                   [PHOTO OF      Mr. Hilton joined AIM in 2002.
-------------------------------------                                                  GLEN           He began his career in 1995
MSCI World Value Free Index                                                            HILTON]        at Montgomery Asset Management
(Style-Specific Index)         38.13                                                                  where he held a variety of
-------------------------------------                                                                 positions, including senior
Lipper Global Fund Index       31.96                                                                  analyst and portfolio manager.
-------------------------------------                                                                 Mr. Hilton holds a BA in
Source: Lipper, Inc.                                                                   economics from Loyola University.

                                       3

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

12/29/00-12/31/03
Index data from 12/31/00


                                AIM GLOBAL       AIM GLOBAL        AIM GLOBAL         MSCI        MSCI WORLD
                    DATE        VALUE FUND       VALUE FUND        VALUE FUND         WORLD       VALUE          LIPPER GLOBAL
                                CLASS A SHARES   CLASS B SHARES    CLASS C SHARES     INDEX       FREE INDEX     FUND INDEX

                    12/29/00        9450            10000             10000           10000        10000            10000
                     1/31/01       10026            10600             10610           10193        10100            10166
                     2/28/01        8873             9380              9390            9330         9604             9421
                     3/31/01        8184             8640              8650            8716         9112             8766
                     4/30/01        9204             9720              9730            9358         9726             9367
                     5/31/01        9223             9740              9751            9236         9664             9310
                     6/30/01        8930             9420              9431            8946         9392             9048
                     7/31/01        8740             9220              9231            8826         9279             8824
                     8/31/01        8466             8930              8931            8401         8949             8474
                     9/30/01        8116             8560              8561            7660         8117             7682
                    10/31/01        8655             9120              9121            7806         8098             7873
                    11/30/01        9241             9730              9731            8266         8445             8303
                    12/31/01        9308             9791              9793            8318         8507             8424
                     1/31/02        9062             9531              9532            8065         8267             8168
                     2/28/02        8987             9451              9452            7994         8104             8120
                     3/31/02        9478             9961              9963            8362         8629             8505
[MOUNTAIN CHART]     4/30/02        9383             9851              9863            8062         8393             8298
                     5/31/02        9355             9822              9822            8076         8462             8317
                     6/30/02        9034             9472              9473            7584         7922             7834
                     7/31/02        8316             8722              8723            6944         7147             7141
                     8/31/02        8279             8682              8682            6956         7174             7174
                     9/30/02        7891             8262              8262            6190         6306             6461
                    10/31/02        8619             9022              9022            6647         6745             6830
                    11/30/02        8884             9292              9302            7004         7228             7165
                    12/31/02        8557             8941              8942            6664         6810             6852
                     1/31/03        8472             8851              8852            6460         6639             6633
                     2/28/03        8377             8741              8752            6347         6481             6469
                     3/31/03        8330             8691              8691            6326         6386             6398
                     4/30/03        8689             9062              9071            6887         7059             6947
                     5/31/03        9218             9602              9611            7279         7567             7375
                     6/30/03        9351             9752              9751            7404         7720             7517
                     7/31/03        9294             9681              9681            7554         7882             7676
                     8/31/03        9672            10062             10071            7716         8063             7879
                     9/30/03        9823            10222             10221            7762         8115             7922
                    10/31/03       10504            10922             10921            8222         8593             8372
                    11/30/03       10608            11022             11022            8347         8732             8528
                    12/31/03       11309            11436             11746            8870         9406             9042

Source: Lipper, Inc.


Past performance cannot guarantee comparable future results.

Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges. The performance of the fund's share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

AVERAGE ANNUAL TOTAL RETURNS                 and the investment return and principal
Including sales charges                      value of an investment will fluctuate so
                                             that an investor's shares, when
CLASS A SHARES                               redeemed, may be worth more or less than
Inception (12/29/00)       4.18%             their original cost.
 1 Year                   24.84
                                                 Class A share performance reflects
CLASS B SHARES                               the maximum 5.50% sales charge, and
Inception (12/29/00)       4.56%             Class B and Class C share performance
 1 Year                   26.26              reflects the applicable contingent
                                             deferred sales charge (CDSC) for the
CLASS C SHARES                               period involved. The CDSC on Class B
Inception (12/29/00)       5.50%             shares declines from 5% beginning at
 1 Year                   30.37              the time of purchase to 0% at the
                                             beginning of the seventh year. The CDSC
Current performance may be lower or          on Class C shares is 1% for the first
higher than the performance data quoted.     year after purchase. The performance of
Past performance cannot guarantee com-       the fund's share classes will differ due
parable future results. Due to               to different sales charge structures and
significant market volatility, results       class expenses.
of an investment made today may differ
substantially from the historical                A redemption fee of 2% will be
performance shown. Please visit              imposed on certain redemptions or
AIMinvestments.com for the most current      exchanges out of the fund within 30 days
month-end performance.                       of purchase. Exceptions to the
                                             redemption fee are listed in the fund's
    The fund's performance figures are       prospectus.
historical, and they reflect fund
expenses, the reinvestment of                    Had the advisor not waived fees
distributions, and changes in net asset      and/or reimbursed expenses in the past,
value. Performance data quoted               returns would have been lower.
represents past performance,

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-72.26%

AUSTRALIA-6.83%

Alumina Ltd. (Aluminum)(a)                     46,500    $   229,694
--------------------------------------------------------------------
BHP Billiton Ltd. (Diversified Metals &
  Mining)                                      21,900        200,715
--------------------------------------------------------------------
Consolidated Broken Hill Ltd. (Diversified
  Metal & Mining)(a)                           689,600        82,956
--------------------------------------------------------------------
Iluka Resources Ltd. (Diversified Metals &
  Mining)(a)                                   29,500        100,473
--------------------------------------------------------------------
National Australia Bank Ltd. (Diversified
  Banks)                                       13,000        292,733
--------------------------------------------------------------------
Perseverance Corp. Ltd. (Gold)(a)              412,200       108,469
--------------------------------------------------------------------
WMC Resources Ltd. (Diversified Metals &
  Mining)(a)                                   70,000        296,304
====================================================================
                                                           1,311,344
====================================================================

BERMUDA-3.72%

Pan-Ocean Energy Corp. Ltd. (Oil & Gas
  Exploration & Production)(a)                 75,000        526,620
--------------------------------------------------------------------
Weatherford International Ltd. (Oil & Gas
  Equipment & Services)(a)                      5,200        187,200
====================================================================
                                                             713,820
====================================================================

BRAZIL-2.32%

Caemi Mineracao e Metalurgica S.A.-Pfd.
  (Steel)                                         640        281,100
--------------------------------------------------------------------
Companhia Vale do Rio Doce-ADR (Diversified
  Metals & Mining)                              2,800        163,800
====================================================================
                                                             444,900
====================================================================

CANADA-32.54%

Alcan Inc. (Aluminum)                           7,900        369,215
--------------------------------------------------------------------
Barrick Gold Corp. (Gold)                      20,800        470,407
--------------------------------------------------------------------
Cameco Corp. (Diversified Metals & Mining)      2,900        167,265
--------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil & Gas
  Exploration & Production)                     7,900        398,475
--------------------------------------------------------------------
E-L Financial Corp. Ltd. (Multi-Line
  Insurance)                                    1,500        341,435
--------------------------------------------------------------------
Energy Savings Income Fund (Gas Utilities)     11,900        258,476
--------------------------------------------------------------------
Ensign Resource Service Group, Inc. (Oil &
  Gas Drilling)                                 2,600         41,327
--------------------------------------------------------------------
Falconbridge Ltd. (Diversified Metals &
  Mining)                                       8,500        205,679
--------------------------------------------------------------------
Fording Canadian Coal Trust (Diversified
  Metals & Mining)                              8,100        287,500
--------------------------------------------------------------------
Inco Ltd. (Diversified Metals & Mining)(a)     10,100        402,519
--------------------------------------------------------------------
MAAX Inc. (Building Products)                  24,200        440,492
--------------------------------------------------------------------
Manitoba Telecom Services Inc. (Integrated
  Telecommunication Services)                   5,700        193,606
--------------------------------------------------------------------
Mullen Transportation Inc. (Trucking)          10,000        304,784
--------------------------------------------------------------------
Noranda, Inc. (Diversified Metals & Mining)    13,600        215,648
--------------------------------------------------------------------
Nortel Networks Corp. (Communications
  Equipment)                                   59,600        252,472
--------------------------------------------------------------------

--------------------------------------------------------------------
                                                           MARKET
                                               SHARES       VALUE
CANADA-(CONTINUED)

Northbridge Financial Corp. (Property &
  Casualty Insurance)                          12,400    $   199,969
--------------------------------------------------------------------
Northern Orion Resources Inc. (Diversified
  Metals & Mining)(a)                          65,000        154,475
--------------------------------------------------------------------
Novicourt Inc. (Diversified Metals & Mining)   93,700        117,848
--------------------------------------------------------------------
Placer Dome Inc. (Gold)                         5,200         92,966
--------------------------------------------------------------------
Progress Energy Ltd. (Oil & Gas Exploration &
  Production)(a)                               25,000        239,198
--------------------------------------------------------------------
Rogers Wireless Coummunications Inc.-Class B
  (Wireless Telecommunication Services)(a)     17,200        368,951
--------------------------------------------------------------------
Saskatchewan Wheat Pool-Class B (Agricultural
  Products)                                    185,100        58,558
--------------------------------------------------------------------
Stornoway Diamond Corp. (Precious Metal &
  Minerals)(a)                                 80,000        114,198
--------------------------------------------------------------------
Teck Cominco Ltd.-Class B (Diversified Metals
  & Mining)                                    16,600        280,894
--------------------------------------------------------------------
Westaim Corp. (The) (Industrial
  Conglomerates)(a)                            97,400        270,556
====================================================================
                                                           6,246,913
====================================================================

DENMARK-1.40%

Kobenhavns Lufthavne A.S. (Airport
  Services)(a)                                  2,300        269,013
====================================================================

FINLAND-0.83%

UPM-Kymmene Oyj (Paper Products)                8,400        159,763
====================================================================

FRANCE-2.86%

Aventis S.A. (Pharmaceuticals)                  5,000        329,570
--------------------------------------------------------------------
Thomson S.A. (Consumer Electronics)(a)         10,300        218,574
====================================================================
                                                             548,144
====================================================================

GERMANY-0.52%

Bayerische Hypo-und Vereinsbank A.G.
  (Diversified Banks)(a)                        4,300         99,200
====================================================================

HONG KONG-3.17%

Henderson Land Development Co. Ltd. (Real
  Estate Management & Development)             35,000        154,632
--------------------------------------------------------------------
Sino Land Co. Ltd. (Real Estate Management &
  Development)                                 146,000        83,215
--------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)                    22,000        182,068
--------------------------------------------------------------------
Swire Pacific Ltd. (Multi-Sector Holdings)     30,500        188,179
====================================================================
                                                             608,094
====================================================================

JAPAN-4.24%

Dai Nippon Printing Co., Ltd. (Commercial
  Printing)                                    11,000        154,201
--------------------------------------------------------------------

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------
JAPAN-(CONTINUED)

Honda Motor Co., Ltd. (Automobile
  Manufacturers)                                4,100    $   181,781
--------------------------------------------------------------------
Keio Electric Railway Co., Ltd.
  (Railroads)(a)                               15,000         77,822
--------------------------------------------------------------------
Kyocera Corp. (Electronic Equipment
  Manufacturers)                                1,200         79,806
--------------------------------------------------------------------
Lion Corp. (Household Products)                29,000        154,508
--------------------------------------------------------------------
Nippon Unipac Holding (Paper Products)(a)          15         77,263
--------------------------------------------------------------------
Shinkawa Ltd. (Semiconductor Equipment)(a)      4,200         88,217
====================================================================
                                                             813,598
====================================================================

MEXICO-0.80%

Grupo Aeroportuario del Sureste S.A. de
  C.V.-ADR (Airport Services)                   8,700        153,120
====================================================================

NETHERLANDS-1.18%

Akzo Nobel N.V. (Diversified Chemicals)         5,900        227,101
====================================================================

PERU-0.63%

Compania de Minas Buenaventura S.A.-ADR
  (Precious Metals & Minerals)                  4,300        121,604
====================================================================

SOUTH KOREA-0.52%

Ssangyong Motor Co. (Automobile
  Manufacturers)(a)                            11,600        100,193
====================================================================

SWEDEN-0.38%

Skandia Forsakrings A.B. (Life & Health
  Insurance)(a)                                20,000         72,672
====================================================================

SWITZERLAND-0.84%

Nestle S.A. (Packaged Foods & Meats)              650        161,924
====================================================================

TAIWAN-2.76%

Delta Electronics, Inc. (Electronic Equipment
  Manufacturers) (Acquired
  8/20/2003-10/08/2003; Cost $211,818)(a)(b)   153,000       195,981
--------------------------------------------------------------------
EVA Airways Corp. (Airlines)                   389,156       158,711
--------------------------------------------------------------------
President Chain Store Corp. (Food Retail)      115,000       176,090
====================================================================
                                                             530,782
====================================================================

UNITED KINGDOM-6.72%

Diageo PLC (Distillers & Vintners)             14,600        191,602
--------------------------------------------------------------------
HSBC Holdings PLC (Diversified Banks)           8,800        138,853
--------------------------------------------------------------------
Man Group PLC (Asset Management & Custody
  Banks)                                        7,260        189,385
--------------------------------------------------------------------
Randgold Resources Ltd.-ADR (Gold)(a)           3,400         92,820
--------------------------------------------------------------------
Rio Tinto PLC (Diversified Metals & Mining)     3,700        101,936
--------------------------------------------------------------------
Severn Trent PLC (Water Utilities)              7,110         95,085
--------------------------------------------------------------------
Standard Chartered PLC (Diversified Banks)(a)  13,000        214,126
--------------------------------------------------------------------
Unilever PLC (Packaged Foods & Meats)          15,000        139,470
--------------------------------------------------------------------
Vedanta Resources PLC (Diversified Metals &
  Mining)(a)                                   10,800         70,963
--------------------------------------------------------------------

--------------------------------------------------------------------
                                                           MARKET
                                               SHARES       VALUE
UNITED KINGDOM-(CONTINUED)

Xstrata PLC (Diversified Metals & Mining)(a)    5,000    $    56,243
====================================================================
                                                           1,290,483
====================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $11,921,178)                        13,872,668
====================================================================
DOMESTIC COMMON STOCKS-22.55%

ADVERTISING-0.46%

Omnicom Group Inc.                              1,000         87,330
====================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.19%

Jones Apparel Group, Inc.                       6,500        228,995
====================================================================

COMMUNICATIONS EQUIPMENT-2.21%

Cisco Systems, Inc.(a)                         17,500        425,075
====================================================================

CONSTRUCTION MATERIALS-0.97%

Lafarge North America Inc.                      4,600        186,392
====================================================================

DIVERSIFIED BANKS-1.80%

Bank of America Corp.                           4,300        345,849
====================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.53%

Coinstar, Inc.(a)                               5,600        101,136
====================================================================

FOREST PRODUCTS-0.60%

Rayonier, Inc.                                  2,760        114,568
====================================================================

GOLD-1.90%

Newmont Mining Corp.                            7,500        364,575
====================================================================

INTEGRATED OIL & GAS-1.62%

ChevronTexaco Corp.                             3,600        311,004
====================================================================

INVESTMENT BANKING & BROKERAGE-1.16%

Merrill Lynch & Co., Inc.                       3,800        222,870
====================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.72%

Citigroup Inc.                                  6,800        330,072
====================================================================

PACKAGED FOODS & MEATS-1.32%

Lancaster Colony Corp.                          5,600        252,896
====================================================================

PHARMACEUTICALS-4.24%

Bristol-Myers Squibb Co.                       10,400        297,440
--------------------------------------------------------------------
Merck & Co. Inc.                                1,900         87,780
--------------------------------------------------------------------
Schering-Plough Corp.                          24,700        429,533
====================================================================
                                                             814,753
====================================================================

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------

SYSTEMS SOFTWARE-2.83%

Microsoft Corp.                                19,700    $   542,538
====================================================================
    Total Domestic Common Stocks (Cost
      $3,829,969)                                          4,328,053
====================================================================
MONEY MARKET FUNDS-1.86%

Liquid Assets Portfolio(c)                     178,736       178,736
--------------------------------------------------------------------
STIC Prime Portfolio(c)                        178,736       178,736
====================================================================
    Total Money Market Funds (Cost $357,472)                 357,472
====================================================================
TOTAL INVESTMENTS-96.67% (Cost $16,108,619)               18,558,193
====================================================================
OTHER ASSETS LESS LIABILITIES-3.33%                          640,430
====================================================================
NET ASSETS-100.00%                                       $19,198,623
____________________________________________________________________
====================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at 12/31/03 represent 1.02% of the Fund's net assets. Unless otherwise indicated, this security is not considered to be illiquid.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $15,751,147)                                  $18,200,721
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $357,472)                                   357,472
-----------------------------------------------------------
Foreign currencies, at value (cost $188,505)        188,858
-----------------------------------------------------------
Receivables for:
  Investments sold                                  582,035
-----------------------------------------------------------
  Fund shares sold                                   78,382
-----------------------------------------------------------
  Dividends and interest                             50,559
-----------------------------------------------------------
  Amount due from advisor                            13,168
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   12,297
-----------------------------------------------------------
Other assets                                         19,485
===========================================================
     Total assets                                19,502,977
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                             189,622
-----------------------------------------------------------
  Fund shares reacquired                             33,083
-----------------------------------------------------------
  Deferred compensation and retirement plans         12,297
-----------------------------------------------------------
Accrued distribution fees                            11,112
-----------------------------------------------------------
Accrued transfer agent fees                           9,168
-----------------------------------------------------------
Accrued operating expenses                           49,072
===========================================================
     Total liabilities                              304,354
===========================================================
Net assets applicable to shares outstanding     $19,198,623
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                   $16,425,483
-----------------------------------------------------------
Undistributed net investment income (loss)         (102,604)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities, foreign currencies,
  foreign currency contracts and option
  contracts                                         424,102
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and foreign
  currency contracts                              2,451,642
===========================================================
                                                $19,198,623
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                         $ 9,270,246
___________________________________________________________
===========================================================
Class B                                         $ 7,075,003
___________________________________________________________
===========================================================
Class C                                         $ 2,853,374
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                             789,927
___________________________________________________________
===========================================================
Class B                                             611,446
___________________________________________________________
===========================================================
Class C                                             246,487
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     11.74
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $11.74 divided by
       94.50%)                                  $     12.42
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     11.57
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     11.58
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $20,972)         $  286,375
------------------------------------------------------------------------
Dividends from affiliated money market funds                      13,527
------------------------------------------------------------------------
Interest                                                           1,590
========================================================================
  Total investment income                                        301,492
========================================================================

EXPENSES:

Advisory fees                                                    119,494
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                    36,318
------------------------------------------------------------------------
Distribution fees --
  Class A                                                         24,070
------------------------------------------------------------------------
  Class B                                                         52,422
------------------------------------------------------------------------
  Class C                                                         19,388
------------------------------------------------------------------------
Transfer agent fees                                               54,565
------------------------------------------------------------------------
Trustees' fees                                                     9,141
------------------------------------------------------------------------
Registration and filing fees                                      36,036
------------------------------------------------------------------------
Printing and postage                                              25,733
------------------------------------------------------------------------
Professional fees                                                 51,505
------------------------------------------------------------------------
Other                                                              6,318
========================================================================
    Total expenses                                               484,990
========================================================================
Less: Fees waived, expense reimbursements and expense offset
  arrangements                                                  (157,052)
========================================================================
    Net expenses                                                 327,938
========================================================================
Net investment income (loss)                                     (26,446)
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        3,613,180
------------------------------------------------------------------------
  Foreign currencies                                             (38,597)
------------------------------------------------------------------------
  Foreign currency contracts                                    (238,687)
------------------------------------------------------------------------
  Option contracts written                                         4,196
========================================================================
                                                               3,340,092
========================================================================
Change in net unrealized appreciation of:
  Investment securities                                          633,517
------------------------------------------------------------------------
  Foreign currencies                                               1,712
------------------------------------------------------------------------
  Foreign currency contracts                                     125,355
========================================================================
                                                                 760,584
========================================================================
Net gain from investment securities, foreign currencies,
  foreign currency contracts and option contracts              4,100,677
========================================================================
Net increase in net assets resulting from operations          $4,074,230
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                 2003           2002
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (26,446)   $  (190,623)
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                              3,340,092     (1,519,961)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts and option contracts                                760,584        482,952
========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 4,074,230     (1,227,632)
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (66,253)        (2,912)
----------------------------------------------------------------------------------------
  Class B                                                         (20,575)            --
----------------------------------------------------------------------------------------
  Class C                                                          (8,358)            --
========================================================================================
  Total distributions from net investment income                  (95,186)        (2,912)
========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (96,651)            --
----------------------------------------------------------------------------------------
  Class B                                                         (77,081)            --
----------------------------------------------------------------------------------------
  Class C                                                         (31,309)            --
========================================================================================
  Total distributions from net realized gains                    (205,041)            --
========================================================================================
  Decrease in net assets resulting from distributions            (300,227)        (2,912)
========================================================================================
Share transactions-net:
  Class A                                                       1,096,605     (1,707,264)
----------------------------------------------------------------------------------------
  Class B                                                       1,052,199      1,387,954
----------------------------------------------------------------------------------------
  Class C                                                         481,030        693,806
========================================================================================
    Net increase in net assets resulting from share
     transactions                                               2,629,834        374,496
========================================================================================
    Net increase (decrease) in net assets                       6,403,837       (856,048)
========================================================================================

NET ASSETS:

  Beginning of year                                            12,794,786     13,650,834
========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(102,604) and $(9,664) for 2003 and 2002,
    respectively)                                             $19,198,623    $12,794,786
________________________________________________________________________________________
========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Value Fund, is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. REDEMPTION FEES -- Effective November 24, 2003, the Fund instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to paid-in-capital by the Fund and is allocated among the share classes based on the relative net assets of each class.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

J. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A shares to 2.00% through December 31, 2004. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $119,494 and reimbursed expenses of $37,312.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $28,772 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B and Class C shares paid $24,070, $52,422 and $19,388, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2003, AIM Distributors retained $8,617 in front-end sales commissions from the sale of Class A shares and $0, $0 and $402 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                             UNREALIZED                                REALIZED
                             MARKET VALUE    PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND      GAIN
           FUND               12/31/2002      AT COST       FROM SALES     (DEPRECIATION)    12/31/2003     INCOME      (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio        $454,569     $13,235,008    $(13,510,841)        $ --          $178,736     $ 6,891       $ --
STIC Prime Portfolio            454,569      13,235,008     (13,510,841)          --           178,736       6,636         --
=================================================================================================================================
                               $909,138     $26,470,016    $(27,021,682)        $ --          $357,472     $13,527       $ --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian.

For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $245 and reductions in custodian fees of $1 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $246.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,593 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2003.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--OPTION CONTRACTS WRITTEN

             TRANSACTIONS DURING THE PERIOD
---------------------------------------------------------
                                    CALL OPTION CONTRACTS
                                    ---------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
---------------------------------------------------------
Beginning of year                       --       $     --
---------------------------------------------------------
Written                                200         18,049
---------------------------------------------------------
Closed                                (200)      $(18,049)
=========================================================
End of year                             --       $     --
_________________________________________________________
=========================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                            2003       2002
------------------------------------------------------------
Distributions paid from ordinary income   $ 95,332    $2,912
------------------------------------------------------------
Long-term capital gain                     204,895        --
============================================================
Total distributions                       $300,227    $2,912
____________________________________________________________
============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                   $   473,588
-----------------------------------------------------------
Unrealized appreciation -- investments            2,312,200
-----------------------------------------------------------
Temporary book/tax differences                      (12,648)
-----------------------------------------------------------
Capital (par value and additional paid-in)       16,425,483
===========================================================
Total net assets                                $19,198,623
___________________________________________________________
===========================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and mark to market of certain passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $2,068.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of director deferral of trustee compensation and trustee retirement plan expenses.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $48,339,256 and $46,279,233, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                          $2,381,176
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (71,044)
===========================================================
Net unrealized appreciation of investment
  securities                                     $2,310,132
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $16,248,061.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment company reclassifications, on December 31, 2003, undistributed net investment income (loss) was increased by $28,692, undistributed net realized gains decreased by $28,692. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                          CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                                       2003                        2002
                                                              -----------------------    -------------------------
                                                               SHARES       AMOUNT         SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      496,139    $ 5,108,376       838,881    $ 7,844,956
------------------------------------------------------------------------------------------------------------------
  Class B                                                      345,035      3,466,255       410,973      3,812,711
------------------------------------------------------------------------------------------------------------------
  Class C                                                      139,530      1,450,866       122,164      1,145,729
==================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       14,310        160,136           310          2,861
------------------------------------------------------------------------------------------------------------------
  Class B                                                        8,515         94,004            --             --
------------------------------------------------------------------------------------------------------------------
  Class C                                                        3,440         37,992            --             --
==================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       14,898        155,309        11,498        102,735
------------------------------------------------------------------------------------------------------------------
  Class B                                                      (15,126)      (155,309)      (11,486)      (102,735)
==================================================================================================================
Reacquired:
  Class A                                                     (434,061)    (4,327,216)   (1,038,150)    (9,657,816)
------------------------------------------------------------------------------------------------------------------
  Class B                                                     (244,204)    (2,352,751)     (251,272)    (2,322,022)
------------------------------------------------------------------------------------------------------------------
  Class C                                                     (103,345)    (1,007,828)      (49,330)      (451,923)
==================================================================================================================
                                                               225,131    $ 2,629,834        33,588    $   374,496
__________________________________________________________________________________________________________________
==================================================================================================================

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A
                                                              --------------------------------------------------------------
                                                                                                           DECEMBER 29, 2000
                                                                                                           (DATE OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,                COMMENCED) TO
                                                              ------------------------------------         DECEMBER 31,
                                                               2003           2002           2001             2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.05         $ 9.85         $10.00              $10.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.01(a)       (0.11)(a)      (0.05)(a)              --
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 2.89          (0.69)         (0.10)                 --
============================================================================================================================
    Total from investment operations                            2.90          (0.80)         (0.15)                 --
============================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.09)         (0.00)         (0.00)                 --
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.12)            --             --                  --
============================================================================================================================
    Total distributions                                        (0.21)            --             --                  --
============================================================================================================================
Net asset value, end of period                                $11.74         $ 9.05         $ 9.85              $10.00
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                32.15%         (8.08)%        (1.49)%                --
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $9,270         $6,321         $8,725              $1,110
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.00%(c)       2.00%          1.91%               1.80%(d)
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           3.12%(c)       2.75%          4.44%              76.90%(d)
============================================================================================================================
Ratio of net investment income (loss) to average net assets     0.14%(c)      (1.16)%        (0.52)%              3.91%(d)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(e)                                       372%           101%           168%                 --
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $6,877,159.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                  CLASS B
                                                              ------------------------------------------------
                                                                                               JANUARY 2, 2001
                                                                     YEAR ENDED                  (DATE SALES
                                                                    DECEMBER 31,                COMMENCED TO
                                                              ------------------------          DECEMBER 31,
                                                               2003              2002               2001
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $8.94             $9.79              $10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.05)(a)         (0.17)(a)           (0.11)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                2.83             (0.68)              (0.10)
==============================================================================================================
    Total from investment operations                           2.78             (0.85)              (0.21)
==============================================================================================================
Less distributions:
  Dividends from net investment income                        (0.03)               --               (0.00)
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       (0.12)               --                  --
==============================================================================================================
    Total distributions                                       (0.15)               --                  --
==============================================================================================================
Net asset value, end of period                                $11.57            $8.94              $ 9.79
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                               31.26%            (8.68)%             (2.09)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $7,075            $4,624             $3,613
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             2.65%(c)          2.65%               2.57%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          3.77%(c)          3.40%               5.10%(d)
==============================================================================================================
Ratio of net investment income (loss) to average net assets   (0.51)%(c)        (1.81)%             (1.18)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                      372%              101%                168%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.

(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $5,242,214.

(d)  Annualized.

(e)  Not annualized for periods less than one year.

                                                                                  CLASS C
                                                              ------------------------------------------------
                                                                                              JANUARY 11, 2001
                                                                    YEAR ENDED                  (DATE SALES
                                                                   DECEMBER 31,                 COMMENCED TO
                                                              -----------------------           DECEMBER 31,
                                                               2003             2002                2001
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $8.94            $9.79               $10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.05)(a)        (0.17)(a)            (0.11)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                2.84            (0.68)               (0.10)
==============================================================================================================
    Total from investment operations                           2.79            (0.85)               (0.21)
==============================================================================================================
Less distributions:
  Dividends from net investment income                        (0.03)              --                (0.00)
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       (0.12)              --                   --
==============================================================================================================
    Total distributions                                       (0.15)              --                   --
==============================================================================================================
Net asset value, end of period                                $11.58           $8.94               $ 9.79
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                               31.37%           (8.68)%              (2.09)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,853           $1,850              $1,312
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             2.65%(c)         2.65%                2.57%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          3.77%(c)         3.40%                5.10%(d)
==============================================================================================================
Ratio of net investment income (loss) to average net assets   (0.51)%(c)       (1.81)%              (1.18)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                      372%             101%                 168%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.

(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $1,938,794.

(d)  Annualized.

(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act

("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Global Value Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Value Fund, formerly known as AIM Worldwide Spectrum Fund, (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Global Value Fund, a portfolio of AIM Funds Group, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  822,704,205      11,194,804
      Frank S. Bayley..............................  822,781,451      11,117,558
      James T. Bunch...............................  822,886,061      11,012,948
      Bruce L. Crockett............................  822,942,379      10,956,630
      Albert R. Dowden.............................  822,923,043      10,975,966
      Edward K. Dunn, Jr. .........................  822,752,667      11,146,342
      Jack M. Fields...............................  823,013,560      10,885,449
      Carl Frischling..............................  822,602,646      11,296,363
      Robert H. Graham.............................  822,881,635      11,017,374
      Gerald J. Lewis..............................  822,460,720      11,438,289
      Prema Mathai-Davis...........................  822,715,053      11,183,956
      Lewis F. Pennock.............................  822,839,481      11,059,528
      Ruth H. Quigley..............................  822,446,309      11,452,700
      Louis S. Sklar...............................  822,882,710      11,016,299
      Larry Soll, Ph.D. ...........................  822,748,856      11,150,153
      Mark H. Williamson...........................  822,801,778      11,097,231

* Proposal required approval by a combined vote of all the portfolios of AIM Funds Group.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)
TRUST                              SINCE            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1992             Director and Chairman, A I M Management Group Inc.
  Trustee, Chairman and                             (financial services holding company); and Director and Vice
  President                                         Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: President and Chief Executive Officer, A I M
                                                    Management Group Inc.; Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment advisor);
                                                    Director and Chairman, A I M Capital Management, Inc.
                                                    (registered investment advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management Company
                                                    (registered broker dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer, A I M
  Trustee and Executive Vice                        Management Group Inc. (financial services holding company);
  President                                         Director, Chairman and President, A I M Advisors, Inc.
                                                    (registered investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: Director, Chairman, President and Chief Executive
                                                    Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                                    Products; Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Consultant
  Trustee
                                                    Formerly: President and Chief Executive Officer, AMC Cancer
                                                    Research Center; and Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie
  Trustee
----------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch Ltd.,
  Trustee                                           (investment banking firm); and Director, Policy Studies,
                                                    Inc. and Van Gilder Insurance Corporation
                                                    Formerly: General Counsel and Director, Boettcher & Co.; and
                                                    Chairman and Managing Partner, law firm of Davis, Graham &
                                                    Stubbs
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1987             Chairman, Crockett Technology Associates (technology
  Trustee                                           consulting company)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business
  Trustee                                           corporations, including the Boss Group Ltd. (private
                                                    investment and management) and Magellan Insurance Company
                                                    Formerly: Director, President and Chief Executive Officer,
                                                    Volvo Group North America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated Volvo companies
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.; President and
  Trustee                                           Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group, Inc.
  Trustee                                           (government affairs company) and Texana Timber LP
----------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE         OTHER DIRECTORSHIP(S)
TRUST                             HELD BY TRUSTEE
--------------------------------  ----------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946     None
  Trustee, Chairman and
  President
------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951   None
  Trustee and Executive Vice
  President
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936            None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939         Badgley Funds, Inc.
  Trustee                         (registered investment
                                  company)
----------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942          None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944       ACE Limited (insurance
  Trustee                         company); and
                                  Captaris, Inc.
                                  (unified messaging
                                  provider)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941        Cortland Trust, Inc.
  Trustee                         (Chairman) (registered
                                  investment company);
                                  Annuity and Life Re
                                  (Holdings), Ltd.
                                  (insurance company)
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935     None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952          Administaff
  Trustee
----------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2004

The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1992               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942         2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President and Chief                      Counsel, A I M Management Group Inc. (financial services
  Legal Officer                                        holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1992               Managing Director, Chief Fixed Income Officer and Senior
  Vice President                                       Investment Officer, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1992               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.;
  Vice President and Treasurer                         Senior Vice President, AIM Investment Services, Inc.; and
                                                       Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1992               Managing Director and Chief Management Officer, A I M
  Vice President                                       Capital Management, Inc; Director and President, Fund
                                                       Management Company; and Vice President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942        None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President and Chief
  Legal Officer
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana, Suite 2900
Houston, TX 77046-1173          Suite 100                       Suite 100                       Houston, TX 77002-5678
                                Houston, TX 77046-1173          Houston, TX 77046-1173
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103-7599     New York, NY 10022-3852                                         Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2003, 13.36% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $204,895 for the Fund's tax year ended December 31, 2003. Of long-term capital gains distributed, 100% is 20% rate gain.

For its tax year ended December 31, 2003, the Fund designated 100%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual percentages for the calendar year will be designated in the Fund's year end tax statement.

        DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                           FIXED INCOME

AIM Aggressive Growth Fund                    AIM Asia Pacific Growth Fund                     TAXABLE
AIM Balanced Fund*                            AIM Developing Markets Fund
AIM Basic Balanced Fund*                      AIM European Growth Fund                         AIM Floating Rate Fund
AIM Basic Value Fund                          AIM European Small Company Fund                  AIM High Yield Fund
AIM Blue Chip Fund                            AIM Global Aggressive Growth Fund                AIM Income Fund
AIM Capital Development Fund                  AIM Global Growth Fund                           AIM Intermediate Government Fund
AIM Charter Fund                              AIM Global Trends Fund                           AIM Limited Maturity Treasury Fund
AIM Constellation Fund                        AIM Global Value Fund5                           AIM Money Market Fund
AIM Dent Demographic Trends Fund              AIM International Emerging Growth Fund           AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)              AIM International Growth Fund                    AIM Total Return Bond Fund
AIM Emerging Growth Fund                      AIM Trimark Fund                                 INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund                INVESCO International Core Equity Fund(6)
AIM Large Cap Growth Fund                                                                      TAX-FREE
AIM Libra Fund                                              SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                                   AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(2)               AIM Global Health Care Fund                      AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                       AIM Real Estate Fund                             AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                      INVESCO Advantage Health Sciences Fund           AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                     INVESCO Energy Fund
AIM Opportunities III Fund                    INVESCO Financial Services Fund
AIM Premier Equity Fund                       INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                        INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(3)                  INVESCO Leisure Fund
AIM Small Cap Growth Fund(4)                  INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                     INVESCO Technology Fund
AM Trimark Small Companies Fund               INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund


(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. 2As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. 3AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. 4AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. 5Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. 6Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

                               AIMinvestments.com                       GLV-AR-1

                                                YOUR GOALS. OUR SOLUTIONS.--Servicemark-
----------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College   Separately  Offshore   Alternative   Cash               [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings   Managed     Products   Investments   Management
                               Plans     Accounts

                                          AIM International Emerging Growth Fund
                               Annual Report to Shareholders o December 31, 2003



                                 (COVER IMAGE)




YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                    --Servicemark--

================================================================================
AIM INTERNATIONAL EMERGING GROWTH FUND SEEKS LONG-TERM GROWTH OF CAPITAL.
================================================================================

o Unless otherwise stated, information presented is as of 12/31/03 and is based on total net assets.

ABOUT SHARE CLASSES

o Effective 9/30/03, Class B shares are    o The fund may participate in the initial    o The unmanaged MSCI Japan Index is a
not available as an investment for         public offering (IPO) market in some         market-value-weighted average of the
retirement plans maintained pursuant to    market cycles. Because of the fund's         performance of more than 300 securities
Section 401 of the Internal Revenue Code,  small asset base, any investments the        on the Japanese stock exchanges tracked
including 401(k) plans, money purchase     fund may make in IPOs may significantly      by Morgan Stanley Capital International.
pension plans and profit sharing plans.    affect the fund's total return. As the
Plans that have existing accounts          fund's assets grow, the impact of IPO        o A direct investment cannot be made in
invested in Class B shares will continue   investments will decline, which may          an index. Unless otherwise indicated,
to be allowed to make additional           reduce the effect of IPO investments on      index results include reinvested
purchases.                                 the fund's total return.                     dividends, and they do not reflect sales
                                                                                        charges. Performance of an index of funds
PRINCIPAL RISKS OF INVESTING IN THE FUND   ABOUT INDEXES USED IN THIS REPORT            reflects fund expenses; performance of a
                                                                                        market index does not.
o International investing presents         o The unmanaged MSCI Europe, Australasia
certain risks not associated with          and the Far East Index (the                  Industry classifications used in this
investing solely in the United States.     EAFE--Registered Trademark--) is a group     report are generally according to the
These include risks relating to            of foreign securities tracked by Morgan      Global Industry Classification Standard,
fluctuations in the value of the U.S.      Stanley Capital International.               which was developed by and is the
dollar relative to the values of other                                                  exclusive property and a service mark of
currencies, the custody arrangements made  o The unmanaged Lipper International         Morgan Stanley Capital International Inc.
for the fund's foreign holdings,           Small Cap Fund Index represents an           and Standard & Poor's.
differences in accounting, political       average of the performance of 10
risks and the lesser degree of public      international small-cap mutual funds         A description of the policies and
information required to be provided by     tracked by Lipper, Inc., an independent      procedures that the Fund uses to
non-U.S. companies.                        mutual fund performance monitor.             determine how to vote proxies relating to
                                                                                        portfolio securities is available without
o The fund is nondiversified, which        o The unmanaged MSCI All Country (AC)        charge, upon request, by calling
increases risks as well as potential       World Free ex-USA Index represents the       800-959-4246, or on the AIM Web site,
rewards.                                   performance of securities in                 AIMinvestments.com.
                                           approximately 50 developed and emerging
o Investing in small and mid-size          countries, excluding the United States,
companies involves risks not associated    covered by Morgan Stanley Capital
with investing in more established         International. A "free" index represents
companies. Also, small companies may have  investable opportunities for global
business risk, significant stock price     investors, taking into account the local
fluctuations and illiquidity.              market restrictions on share ownership by
                                           foreign investors.

===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE        THIS REPORT MAY BE DISTRIBUTED ONLY TO SHAREHOLDERS OR TO PERSONS
===================================================        WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE FUND. PLEASE READ
                                                           THE PROSPECTUS CAREFULLY AND CONSIDER THE INVESTMENT OBJECTIVES,
                                                           RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY
                                                           BEFORE INVESTING.

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           The fiscal year ended December 31, 2003, was a welcome
ROBERT H.           change from the bear market of the previous three years.
GRAHAM              Major stock market indexes here and abroad delivered
                    positive performance, with double-digit returns more the
ROBERT H. GRAHAM    rule than the exception. As is historically the case, bond market returns were more modest, but nonetheless positive as well. The U.S. economy appears to have turned a corner, with solid growth in gross domestic product. Overseas, particularly in Europe, economic performance was not so robust but appeared to pick up during the second half of the year.

                       U.S. investors seem to have regained their confidence,
                    putting $152.77 billion in new money into stock mutual funds during 2003 and $31.40 billion into bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered large net outflows during 2003.

   The durability of these trends is, of course, unpredictable, but the economy does appear to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong. Nevertheless, we caution all our shareholders against thinking that 2004 will be a repeat of 2003. We simply do not know.

   What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

   For information on your fund's performance and management during the fiscal year, please see the management discussion that begins on the following page.

VISIT OUR WEB SITE

As you are aware, the mutual fund industry, including AIM Investments, has been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We encourage you to visit AIMinvestments.com often to monitor developments. We will continue to post updates on these issues as information becomes available.

   The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. We welcome these efforts, as does the industry trade group, the Investment Company Institute. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

   Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, you can contact one of our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman and President
February 9, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND DELIVERS DOUBLE-DIGIT RETURNS                                                      Business Survey data suggested that
AMID INTERNATIONAL SMALL-CAP RALLY                                                      confidence in the manufacturing sector
                                                                                        continued to strengthen from September
For the fiscal year ended December 31,     this backdrop, Japanese markets rose         through November.
2003, AIM International Emerging Growth    sharply through the summer but sold off
Fund Class A shares at net asset value     late in October. Still, the MSCI Japan          On the currency front, foreign
returned 75.10% (If sales charges were     Index returned 35.91% for the fiscal         currencies generally proved stronger than
included, performance would be lower.)     year. Many emerging Asian markets also       the U.S. dollar. During the reporting
compared to 38.59% for the MSCI EAFE       produced positive returns for the            period, the Australian dollar, Canadian
Index, the fund's broad market index. For  reporting period after struggling earlier    dollar, euro, Swiss franc and Japanese
the same period, the fund's                in the year with the SARS (severe acute      yen all appreciated significantly against
style-specific index, the MSCI All         respiratory syndrome) epidemic.              the U.S. dollar.
Country (AC) World Free ex-USA Growth
Index, returned 34.91% and the fund's         European stock markets generally          YOUR FUND
peer-group index, the Lipper               rallied during the fiscal year. However,
International Small Cap Fund Index,        in its October policy meeting, the Bank      Currency appreciation, the strong
returned 55.10%. The fund outperformed     of England reported that there continued     performance of international small-cap
its indexes because of the fund's          to be a contrast between weak euro area      stocks, and stock selection were the
small-cap focus. International small-cap   economic data and more promising business    primary drivers of absolute and relative
stocks significantly outperformed their    survey indicators. Indeed, the annualized    fund performance during the fiscal year.
large-cap peers during the fiscal year.    euro zone gross domestic product (GDP)       As noted, foreign currencies generally
                                           declined by 0.1% in the second quarter.      outperformed the U.S. dollar during the
MARKET CONDITIONS                          German retail sales (excluding               fiscal year.
                                           car-related sales) and French consumer
Amid an improving global economic          spending on manufactured goods both             This trend had a positive impact on
environment, most international markets    declined in August.                          fund performance as we do not hedge
posted positive returns for the fiscal                                                  currencies. We buy securities in local
year. Market and economic conditions,         Economic activity picked up in the        currency and then translate that value
however, varied by region.                 second half of the year, with the euro       back into U.S. dollars for the fund.
                                           zone annualized GDP rising 0.4% for the      Currency appreciation contributed
   In Asia, Japan's economy finally        third quarter. And late-year business        approximately 16% to fund returns during
appeared to be showing signs of a          surveys also offered promise. In a           the fiscal year. The Canadian dollar
cyclical upswing. While deflationary       separate report, the European Central        provided the largest gain at 6%.
pressures persisted, exports have shown    Bank reported that European Commission
healthy gains for nearly a year. Amid                                                      During the fiscal year, the MSCI EAFE
                                                                                        Small-Cap Index significantly
                                                                                        outperformed its large-cap counterpart,
                                                                                        the MSCI EAFE

===================================================================================================================================
TOTAL RETURNS                            TOP 10 Equity Holdings*                           TOP 10 INDUSTRIES*
12/31/02-12/31/03
                                         1. Anglo Irish Bank Corp. PLC (Ireland)     2.0%  1. Diversified Banks               6.4%
BAR CHART
                                          2. Puma A.G. Rudolf Dassler Sport (Germany) 1.6   2. Pharmaceuticals                 4.4
AIM International Emerging
Growth Fund Class A Shares                3. Gedeon Richter Rt. (Hungary)             1.4   3. Publishing & Printing           2.8
at NAV                   75.10%
MSCI EAFE Index          38.59%           4. Topdanmark A.S. (Denmark)                1.3   4. Semiconductors                  2.7

                                          5. Tundra Semiconductor Corp. (Canada)      1.3   5. Oil & Gas Equipment & Services  2.5

                                          6. SBS Broadcasting S.A. (Luxembourg)       1.2   6. Industrial Machinery            2.2

                                          7. Depfa Bank PLC (Ireland)                 1.2   7. Apparel Retail                  2.1

                                          8. Merloni Elettrodomestici S.p.A. (Italy)  1.2   8. Wireless Telecommunication
                                                                                               Services                        2.0

                                          9. Enterprise Inns PLC (United Kingdom)     1.2   9. Consumer Finance                2.0

                                         10. Reitmans Ltd.-Class A (Canada)           1.1  10. Packaged Foods                  2.0


Source: Lipper, Inc.
*Excludes money market fund holdings.

Performance comparisons for other share classes can be found in the Fund vs. Index table on the opposite page.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

Index. This strong international           processor, and Sectra AB, a U.K. digital                   SHUXIN CAO
small-cap environment certainly played a   X-ray equipment manufacturer, both proved                  Mr. Cao, Chartered Financial
role in the fund's absolute returns. We    to be a drag on performance amid             [PHOTO OF     Analyst, is manager of AIM
believe that the fund's earnings momentum  disappointing earnings. We sold both         Shuxin Cao    International Emerging Growth
approach works well in this environment,   stocks during the fiscal year.                             Fund. He joined AIM in 1997.
as we found so many companies with                                                                    Mr. Cao graduated from
earnings upgrades, we could afford to         On a sector basis, all sectors                          Tianjin Foreign Language
select the highest-conviction stocks for   contributed positively to fund returns.                    Institute with a B.A. in
the fund.                                  Information technology and financial         English. He also received an M.B.A. from
                                           stocks contributed the most to fund          Texas A&M University and is a Certified
   Stock selection continued to be an      performance. We believe financial stocks     Public Accountant.
important driver of fund performance. Our  were undervalued and provided strong
portfolio composition reflects our         growth during 2003 due to low interest                     BORGE ENDRESEN
bottom-up approach, rather than            rates and economic growth. We believe                      Mr. Endresen, Chartered
macroeconomic or geographical trends.      information technology stocks did well       [PHOTO OF     Financial Analyst, is manager
That said, our exposure to German and      due to increased capital expenditure         BORGE         of AIM International Emerging
Canadian stocks contributed to fund        spending. Sectors that contributed the       ENDRESEN      Growth Fund. Mr. Endresen
performance as both countries, we          least to performance, but were still                       joined AIM in 1999 and
believe, tend to outperform at the start   decidedly positive for the fiscal year,                    graduated summa cum laude
of new economic cycles.                    included energy and utilities.                             from the University of Oregon
                                                                                        with a B.S. in finance. He also earned an
   Core fund holding, Puma Rudolf Dassler  IN CLOSING                                   M.B.A. from The University of Texas at
Sport, a German sporting goods                                                          Austin.
manufacturer, advanced amid a 43.2%        After a few challenging years for
increase in sales for the first nine       international markets, we are pleased to                   JASON T. HOLZER
months of 2003 compared with the same      provide shareholders excellent absolute                    Mr. Holzer, Chartered
period a year ago. And Canadian holding,   and relative fund returns for the fiscal     [PHOTO OF     Financial Analyst, is lead
Home Capital Group Inc., reported in       year. And we remain committed to our         JASON T.      manager of AIM European
October that the company had now           investment goal of focusing on companies     HOLZER        Growth Fund. Mr. Holzer
completed quarter-over-quarter increases   that have experienced above-average,                       joined AIM in 1996. He
in earnings for 33 consecutive quarters.   long-term earnings growth with strong                      received a B.A. in
                                           prospects for future growth.                               quantitative economics and
   Considering the strong returns of                                                    an M.S. in engineering-economic systems
international small-cap markets during         See important fund and index             from Stanford University.
the reporting period, the fund had few        disclosures inside front cover.
detractors to report. However, Cranswick,                                                             BARRETT K. SIDES
a U.K. agricultural                                                                                   Mr. Sides is lead manager of
                                                                                        [PHOTO OF     AIM International Emerging
                                                                                        BARRETT K.    Growth Fund. He joined AIM in
                                                                                        SIDES         1990. Mr. Sides graduated
                                                                                                      with a B.S. in economics from
                                                                                                      Bucknell University. He also
                                                                                                      received a master's in
                                                                                        international business from the University
                                                                                        of St. Thomas.

                                                                                        Assisted by Asia Pacific Team and
                                                                                        Europe/Canada Team


TOP 10 COUNTRIES *                         FUND VS. INDEXES                             TOTAL NUMBER OF HOLDINGS*    154
                                                                                        TOTAL NET ASSETS    $113 million
 1. Canada                     22.3%       Total returns, 12/31/02-12/31/03,
                                           excluding sales charges.                     *Excludes money market fund holdings.
 2. United Kingdom             11.0
                                           If sales charges were included,              The fund's holdings are subject to
 3. Ireland                     5.5        performance would be lower.                  change, and there is no assurance that
                                                                                        the fund will continue to hold any
 4. Germany                     5.2        Class A Shares                    75.10%     particular security.
                                           Class B Shares                    73.83
 5. Japan                       5.1        Class C Shares                    73.68      Source: Lipper, Inc.

 6. Taiwan                      4.5        MSCI EAFE Index                              ARROW
                                           (Broad Market Index)              38.59      BUTTON  For More Information Visit
 7. India                       3.2                                                     IMAGE   AIMinvestments.com
                                           MSCI All Country (AC)             34.91
 8. Hong Kong                   3.1        World Free ex-USA Growth Index
                                           (Style-specific Index)
 9. South Korea                 2.7
                                           Lipper International Small Cap    55.10
10. Netherlands                 2.6        Fund Index (Peer Group Index)

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
8/31/00-12/31/03


                 DATE       AIM INTER-         AIM INTER-         AIM INTER-         MSCI EAFE   MSCI ALL           LIPPER INTER-
                            NATIONAL EMERGING  NATIONAL EMERGING  NATIONAL EMERGING  INDEX       COUNTRY(AC)        NATIONAL SMALL
                            GROWTH FUND        GROWTH FUND        GROWTH FUND                    WORLD FREE EX-USA  CAP FUND INDEX
                            CLASS A SHARES     CLASS B SHARES     CLASS C SHARES                 GROWTH INDEX
                    8/31/00        9450              10000             10000          10000            10000             10000
                 09/30/2000        8930               9450              9450          9513              9244              9544
                 10/31/2000        8250               8720              8730          9288              8720              8890
                 11/30/2000        7172               7581              7590          8940              8226              8350
                 12/31/2000        7532               7951              7950          9258              8345              8554
                 01/31/2001        8146               8591              8600          9253              8487              8678
                 02/28/2001        7126               7511              7520          8559              7529              8364
                 03/31/2001        6237               6570              6580          7989              6956              7625
                 04/30/2001        6577               6931              6930          8544              7436              8044
                 05/31/2001        6719               7080              7079          8242              7177              8075
                 06/30/2001        6577               6930              6919          7905              6838              7842
                 07/31/2001        6502               6850              6839          7761              6657              7541
                 08/31/2001        6388               6720              6709          7565              6345              7468
                 09/30/2001        5557               5841              5839          6799              5696              6559
                 10/31/2001        6076               6381              6379          6973              5940              6842
                 11/30/2001        6502               6821              6819          7230              6294              7051
                 12/31/2001        6742               7071              7070          7273              6390              7025
                 01/31/2002        6752               7071              7070          6886              6096              6874
                 02/28/2002        6837               7171              7159          6935              6175              6985
[MOUNTAIN CHART] 03/31/2002        7245               7591              7580          7343              6461              7319
                 04/30/2002        7379               7731              7720          7358              6476              7502
                 05/31/2002        7616               7971              7970          7451              6485              7748
                 06/30/2002        7626               7981              7970          7155              6276              7511
                 07/31/2002        6932               7251              7240          6448              5619              6889
                 08/31/2002        6876               7191              7180          6434              5594              6832
                 09/30/2002        6296               6571              6570          5743              5103              6278
                 10/31/2002        6410               6691              6690          6051              5395              6313
                 11/30/2002        6552               6831              6830          6326              5581              6489
                 12/31/2002        6562               6841              6840          6113              5448              6467
                 01/31/2003        6638               6911              6910          5858              5213              6368
                 02/28/2003        6629               6901              6900          5724              5116              6237
                 03/31/2003        6705               6981              6970          5611              5058              6186
                 04/30/2003        7227               7511              7510          6161              5487              6780
                 05/31/2003        7883               8201              8189          6535              5793              7379
                 06/30/2003        8158               8481              8479          6693              5919              7657
                 07/31/2003        8481               8801              8799          6855              6020              7900
                 08/31/2003        8890               9231              9219          7020              6175              8314
                 09/30/2003        9460               9811              9799          7236              6360              8740
                 10/31/2003       10438              10821             10809          7687              6736              9363
                 11/30/2003       10770              11152             11149          7858              6888              9454
                 12/31/03         11492              11590             11880          8472              7351              10031

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

   The performance of the fund's share classes will differ due to different sales charge structures and class expenses. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

Average annual total returns               and the investment return and principal
As of 12/31/03, including sales charges    value of an investment will fluctuate so
Class A Shares                             that an investor's shares, when redeemed,
Inception (8/31/00)               4.26%    may be worth more or less than their
 1 Year                          65.52     original cost.

Class B Shares                                Class A share performance reflects the
Inception (8/31/00)               4.52%    maximum 5.50% sales charge, and Class B
 1 Year                          68.83     and Class C share performance reflects
                                           the applicable contingent deferred sales
Class C Shares                             charge (CDSC) for the period involved.
Inception (8/31/00)               5.30%    The CDSC on Class B shares declines from
 1 Year                          72.68     5% beginning at the time of purchase to
                                           0% at the beginning of the seventh year.
Current performance may be lower or        The CDSC on Class C shares is 1% for the
higher than the performance data quoted.   first year after purchase. The
Past performance cannot guarantee          performance of the fund's share classes
comparable future results. Due to          will differ due to different sales charge
significant market volatility, results of  structures and class expenses.
an investment made today may differ
substantially from the historical             A redemption fee of 2% will be imposed
performance shown. Please visit            on certain redemptions or exchanges out
AIMinvestments.com for the most current    of the fund within 30 days of purchase.
month-end performance.                     Exceptions to the redemption fee are
                                           listed in the fund's prospectus.
   The fund's performance figures are
historical, and they reflect fund             Had the advisor not waived fees and/or
expenses, the reinvestment of              reimbursed expenses, returns would have
distributions, and changes in net asset    been lower.
value. Performance data quoted represent
past performance,

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-90.78%

AUSTRALIA-2.06%

Computershare Ltd. (Data Processing &
  Outsourced Services)(a)                        274,600   $    683,376
-----------------------------------------------------------------------
CSL Ltd. (Biotechnology)(a)                       40,000        536,821
-----------------------------------------------------------------------
Foodland Associated Ltd. (Food Retail)            14,349        209,940
-----------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)                                    146,600        525,755
-----------------------------------------------------------------------
Toll Holdings Ltd. (Trucking)                     59,400        368,444
=======================================================================
                                                              2,324,336
=======================================================================

BELGIUM-0.89%

Mobistar S.A. (Wireless Telecommunication
  Services)(a)                                    17,900      1,001,980
=======================================================================

BRAZIL-0.65%

Companhia Siderurgica Nacional S.A.-ADR
  (Steel)                                          8,800        471,680
-----------------------------------------------------------------------
Embraer-Empresa Brasileira de Aeronautica
  S.A.-ADR (Aerospace & Defense)(a)                7,600        266,228
=======================================================================
                                                                737,908
=======================================================================

CANADA-22.31%

AKITA Drilling Ltd.-Class A (Oil & Gas
  Drilling)                                       29,200        544,346
-----------------------------------------------------------------------
Algoma Steel Inc. (Steel)(a)                      70,000        380,787
-----------------------------------------------------------------------
Allstream Inc.-Class B (Integrated
  Telecommunication Services)                     14,100        777,350
-----------------------------------------------------------------------
Badger Daylighting Inc. (Construction &
  Engineering)(a)                                358,100        817,883
-----------------------------------------------------------------------
BMTC Group, Inc.-Class A (Specialty Stores)       36,124        365,142
-----------------------------------------------------------------------
Calian Technology Ltd. (Data Processing &
  Outsourced Services)                           130,900      1,222,137
-----------------------------------------------------------------------
Canadian Western Bank (Regional Banks)            17,700        537,146
-----------------------------------------------------------------------
CanWest Global Communications Corp.
  (Broadcasting & Cable TV)(a)                    56,700        605,938
-----------------------------------------------------------------------
Crew Energy Inc. (Oil & Gas Exploration &
  Production)(a)                                 160,000        467,901
-----------------------------------------------------------------------
CryptoLogic Inc. (Internet Software &
  Services)                                       79,700        951,972
-----------------------------------------------------------------------
DataMirror Corp. (Application Software)(a)        37,000        465,069
-----------------------------------------------------------------------
DRAXIS Health Inc. (Pharmaceuticals)(a)          175,000        591,435
-----------------------------------------------------------------------
Enghouse Systems Ltd. (Application
  Software)(a)                                    16,500        206,250
-----------------------------------------------------------------------
Extendicare, Inc.-Class A (Health Care-Long
  Term Care)(a)                                  120,200      1,228,897
-----------------------------------------------------------------------
Global Railway Industries Ltd. (Construction,
  Farm Machinery & Heavy Trucks)(a)              120,000        365,741
-----------------------------------------------------------------------
Hip Interactive Corp. (Distributors)(a)          154,400        411,018
-----------------------------------------------------------------------
Home Capital Group Inc.-Class B (Asset
  Management & Custody Banks)                     42,300      1,085,243
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE
CANADA-(CONTINUED)

Intertape Polymer Group, Inc. (Metal & Glass
  Containers) (Acquired 09/05/03-10/27/03;
  Cost $328,302)(b)                               42,700   $    543,305
-----------------------------------------------------------------------
Mediagrif Interactive Technologies Inc.
  (Internet Software & Services)(a)               58,200        479,611
-----------------------------------------------------------------------
Mega Bloks (Leisure Products)(a)                  27,800        493,364
-----------------------------------------------------------------------
Microcell Telecommunications Inc.-Class B
  (Wireless Telecommunication Services)(a)        38,200        509,628
-----------------------------------------------------------------------
Pason Systems Inc. (Oil & Gas Equipment &
  Services)                                       56,000      1,088,889
-----------------------------------------------------------------------
Reitmans Ltd.-Class A (Apparel Retail)            66,600      1,278,042
-----------------------------------------------------------------------
Richelieu Hardware Ltd. (Trading Companies &
  Distributors)                                   38,300        562,383
-----------------------------------------------------------------------
RONA Inc. (Home Improvement Retail) (Acquired
  10/28/02-10/27/03; Cost 401,188)(a)(b)          35,300        849,542
-----------------------------------------------------------------------
Saputo Group, Inc. (Packaged Foods& Meats)        31,400        777,731
-----------------------------------------------------------------------
Systems Xcellence Inc. (Health Care
  Services)(a)                                   227,700        456,806
-----------------------------------------------------------------------
Telesystem International Wireles Inc.
  (Wireless Telecommunication Services)(a)        93,000        778,588
-----------------------------------------------------------------------
Total Energy Services Ltd. (Oil & Gas
  Equipment & Services)(a)                       254,600        913,495
-----------------------------------------------------------------------
Trican Well Service Ltd. (Oil & Gas Equipment
  & Services)(a)                                  36,100        771,582
-----------------------------------------------------------------------
TSX Group Inc. (Specialized Finance)              30,600      1,012,917
-----------------------------------------------------------------------
Tundra Semiconductor Corp., Ltd.
  (Electronics-Semiconductors)                    71,800      1,493,063
-----------------------------------------------------------------------
VFC Inc. (Consumer Finance) (Acquired
  09/26/03-12/19/03; Cost $988,814)(a)(b)        158,900      1,205,237
-----------------------------------------------------------------------
Wajax Ltd. (Industrial Machinery)(a)             158,600        979,012
=======================================================================
                                                             25,217,450
=======================================================================

CAYMAN ISLANDS-1.27%

ASM Pacific Technology Ltd. (Semiconductor
  Equipment)                                      69,000        302,179
-----------------------------------------------------------------------
Global Bio-chem Technology Group Co. Ltd.
  (Biotechnology)                              1,116,000        689,989
-----------------------------------------------------------------------
Xinao Gas Holdings Ltd. (Gas Utilities)(a)       794,000        442,327
=======================================================================
                                                              1,434,495
=======================================================================

CHILE-0.43%

Corpbanca (Regional Banks) (Acquired
  11/19/03; Cost 404,412)(a)(b)                   18,500        483,925
=======================================================================

CHINA-2.61%

China Life Insurance Co. (Life & Health
  Insurance)(a)                                   10,700        352,779
-----------------------------------------------------------------------
Great Wall Automobile Holdings Co. Ltd.-Class
  H (Automobile Manufacturers)(a)                315,500        672,565
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
CHINA-(CONTINUED)

Lianhua Supermarket Holdings Ltd.-Class H
  (Food Retail)(a)                               242,000   $    255,603
-----------------------------------------------------------------------
PICC Property & Casualty Co. Ltd.-Class H
  (Property & Casualty Insurance)(a)           1,466,500        656,408
-----------------------------------------------------------------------
Tong Ren Tang Technologies Co. Ltd.
  (Pharmaceuticals)                              166,000        291,862
-----------------------------------------------------------------------
Weiqiao Textile Co. Ltd.-Class H (Textiles)
  (Acquired 09/19/03-12/24/03; Cost
  $674,557)(a)(b)                                571,700        721,657
=======================================================================
                                                              2,950,874
=======================================================================

DENMARK-1.33%

Topdanmark A.S. (Multi-Line Insurance)(a)         28,143      1,503,129
=======================================================================

FINLAND-1.17%

Nokian Renkaat Oyj (Tires & Rubber)                8,885        669,469
-----------------------------------------------------------------------
Vacon Oyj (Electrical Components & Equipment)     52,577        648,139
=======================================================================
                                                              1,317,608
=======================================================================

FRANCE-1.54%

Camaieu (Apparel Retail)                          14,095      1,090,401
-----------------------------------------------------------------------
Trigano (Leisure Products)(a)                     13,725        652,605
=======================================================================
                                                              1,743,006
=======================================================================

GERMANY-5.15%

ADVA A.G. Optical Networking (Communications
  Equipment)(a)                                  125,588        630,329
-----------------------------------------------------------------------
Bijou Brigitte Modische Accessoires A.G.
  (Apparel, Accessories & Luxury Goods)           14,400        741,758
-----------------------------------------------------------------------
Boewe Systec A.G. (Office Electronics)(a)         12,975        677,332
-----------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 01/30/02-10/27/03; Cost
  $660,632)(b)                                    10,419      1,834,848
-----------------------------------------------------------------------
Rheinmetall A.G.-Pfd. (Industrial
  Conglomerates)(a)                               26,051        775,000
-----------------------------------------------------------------------
Vossloh A.G. (Construction & Farm Machinery &
  Heavy Trucks)                                   20,543      1,157,679
=======================================================================
                                                              5,816,946
=======================================================================

GREECE-0.57%

Germanos S.A. (Computer & Electronics
  Retail)(a)                                      26,021        649,399
=======================================================================

HONG KONG-3.14%

China Merchants Holdings International Co.
  Ltd. (Industrial Conglomerates)                162,000        213,883
-----------------------------------------------------------------------
COFCO International Ltd. (Packaged Foods &
  Meats)                                       1,000,000        644,031
-----------------------------------------------------------------------
Dah Sing Financial Group (Diversified Banks)      68,000        505,822
-----------------------------------------------------------------------
Denway Motors Ltd. (Automobile Manufacturers)    472,000        501,571
-----------------------------------------------------------------------
Lee & Man Paper Manufacturing Ltd. (Metal &
  Glass Containers) (Acquired
  09/22/03-12/24/03; Cost $538,826)(a)(b)        883,700        700,030
-----------------------------------------------------------------------
Techtronic Industries Co. Ltd. (Household
  Appliances) (Acquired 04/24/02-7/29/02;
  Cost 82,574)(b)                                102,000        283,129
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE
HONG KONG-(CONTINUED)

Wing Hang Bank Ltd. (Diversified Banks)(a)       117,000   $    696,249
=======================================================================
                                                              3,544,715
=======================================================================

HUNGARY-1.38%

Gedeon Richter Rt. (Pharmaceuticals)              13,300      1,559,718
=======================================================================

INDIA-3.24%

Bajaj Auto Ltd. (Motorcycle Manufacturers)        14,000        348,995
-----------------------------------------------------------------------
Bharat Forge Ltd. (Industrial Machinery)          42,800        744,978
-----------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.-ADR
  (Pharmaceuticals)                               10,600        335,490
-----------------------------------------------------------------------
HDFC Bank Ltd. (Diversified Banks)                28,000        225,013
-----------------------------------------------------------------------
HDFC Bank Ltd.-ADR (Diversified Banks)             4,400        134,376
-----------------------------------------------------------------------
Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)                    53,000        748,505
-----------------------------------------------------------------------
Maruti Udyog Ltd. (Automobile
  Manufactures)(a)                                65,400        539,398
-----------------------------------------------------------------------
Ranbaxy Laboratories Ltd. (Pharmaceuticals)       14,400        346,610
-----------------------------------------------------------------------
Wockhardt Ltd. (Pharmaceuticals)                  15,500        244,739
=======================================================================
                                                              3,668,104
=======================================================================

IRELAND-5.51%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)                                         142,775      2,246,754
-----------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)                10,775      1,356,743
-----------------------------------------------------------------------
Grafton Group PLC-Units (Trading Companies &
  Distributors)(c)                               136,040        936,052
-----------------------------------------------------------------------
ICON PLC-ADR (Health Care Services)(a)            13,800        601,680
-----------------------------------------------------------------------
Independent News & Media PLC (Publishing)        461,885      1,092,290
=======================================================================
                                                              6,233,519
=======================================================================

ISRAEL-0.53%

Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)(a)                             9,220        594,690
=======================================================================

ITALY-1.19%

Merloni Elettrodomestici S.p.A. (Household
  Appliances)                                     71,328      1,341,366
=======================================================================

JAPAN-5.13%

Daiwa House Industry Co., Ltd. (Homebuilding)     73,000        775,149
-----------------------------------------------------------------------
Hosiden Corp. (Electronic Equipment
  Manufacturers)                                  23,400        266,345
-----------------------------------------------------------------------
JSR Corp. (Specialty Chemicals)                   42,000        936,941
-----------------------------------------------------------------------
NEC Electronics Corp. (Semiconductors)
  (Acquired 07/14/03-08/20/03; Cost
  $208,737)(b)                                     5,500        401,639
-----------------------------------------------------------------------
NOK Corp. (Auto Parts & Equipment)                11,000        399,590
-----------------------------------------------------------------------
Sekisui Chemical Co., Ltd. (Homebuilding)(a)     157,000        798,454
-----------------------------------------------------------------------
Stanley Electric Co., Ltd. (Auto Parts &
  Equipment)                                      45,000        869,737
-----------------------------------------------------------------------
THK Co., Ltd. (Industrial Machinery)(a)           36,800        747,243
-----------------------------------------------------------------------
Yamaha Corp. (Leisure Products)                   30,700        601,933
=======================================================================
                                                              5,797,031
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

LUXEMBOURG-1.60%

Quilmes Industrial S.A.-ADR (Brewers)(a)          27,400   $    447,990
-----------------------------------------------------------------------
SBS Broadcasting S.A. (Broadcasting & Cable
  TV)(a)                                          41,800      1,362,680
=======================================================================
                                                              1,810,670
=======================================================================

MEXICO-0.31%

Consorcio ARA, S.A. de C.V. (Homebuilding)(a)    142,900        355,023
=======================================================================

NETHERLANDS-2.63%

Orthofix International N.V. (Health Care
  Equipment)(a)                                   16,700        817,966
-----------------------------------------------------------------------
Randstad Holding N.V. (Employment
  Services)(a)                                    38,725        936,735
-----------------------------------------------------------------------
Sligro Food Group N.V. (Food Distributors)        17,411        535,487
-----------------------------------------------------------------------
Versatel Telecom International N.V.
  (Integrated Telecommunication Services)(a)     312,132        679,251
=======================================================================
                                                              2,969,439
=======================================================================

NORWAY-1.71%

Aktiv Kapital A.S.A. (Specialized Finance)       119,784      1,198,415
-----------------------------------------------------------------------
Ekornes A.S.A. (Home Furnishings)                 39,846        734,593
=======================================================================
                                                              1,933,008
=======================================================================

PHILIPPINES-0.43%

Philippine Long Distance Telephone Co.
  (Integrated Telecommunication Services)(a)      27,600        482,031
=======================================================================

SINGAPORE-1.92%

Keppel Corp. Ltd. (Industrial Conglomerates)     154,000        553,223
-----------------------------------------------------------------------
Keppel Land Ltd. (Real Estate Management &
  Development)(a)                                323,000        300,545
-----------------------------------------------------------------------
Neptune Orient Lines Ltd. (Marine)(a)            442,000        562,245
-----------------------------------------------------------------------
SembCorp Logistics Ltd. (Marine Ports &
  Services)                                      456,000        537,087
-----------------------------------------------------------------------
Venture Corp. Ltd. (Electronic Manufacturing
  Services)                                       18,000        212,008
=======================================================================
                                                              2,165,108
=======================================================================

SOUTH KOREA-2.69%

Cheil Communications Inc. (Advertising)(a)         2,100        304,654
-----------------------------------------------------------------------
CJ Corp. (Packaged Foods & Meats)                 10,010        521,275
-----------------------------------------------------------------------
Daewoo Shipbuilding & Marine Engineering Co.,
  Ltd. (Construction & Farm Machinery & Heavy
  Trucks)(a)                                      17,400        223,245
-----------------------------------------------------------------------
Hana Bank (Diversified Banks)                     34,500        636,478
-----------------------------------------------------------------------
Hankook Tire Co. Ltd. (Tires & Rubber)            55,400        418,113
-----------------------------------------------------------------------
Hyundai Department Store Co., Ltd.
  (Department Stores)(a)                          19,600        639,363
-----------------------------------------------------------------------
Kook Soon Dang Brewery Co., Ltd. (Packaged
  Foods & Meats)                                  13,386        298,589
=======================================================================
                                                              3,041,717
=======================================================================

SPAIN-0.47%

Corporacion Mapfre S.A. (Multi-Line
  Insurance)                                      37,500        529,733
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

SWITZERLAND-1.09%

Actelion Ltd. (Biotechnology)(a)                   7,400   $    796,437
-----------------------------------------------------------------------
Micronas Semiconductor Holding A.G.
  (Semiconductors)(a)                             10,265        438,191
=======================================================================
                                                              1,234,628
=======================================================================

TAIWAN-4.49%

Asia Optical Co., Inc. (Photographic
  Products)(a)                                    76,000        523,675
-----------------------------------------------------------------------
Au Optronics Corp. (Electronic Equipment
  Manufacturers)(a)                              220,000        257,185
-----------------------------------------------------------------------
Ichia Technologies, Inc. (Computer Storage &
  Peripherals)(a)                                244,000        445,465
-----------------------------------------------------------------------
Largan Precision Co., Ltd. (Photographic
  Products)                                       36,200        351,767
-----------------------------------------------------------------------
Merry Electronics Co., Ltd. (Electronic
  Equipment Manufacturers)(a)                    361,000        637,809
-----------------------------------------------------------------------
Novatek Microelectronics Corp., Ltd.
  (Semiconductors)                                66,100        186,855
-----------------------------------------------------------------------
Oriental Union Chemical Corp. (Commodity
  Chemicals)(a)                                  392,000        499,812
-----------------------------------------------------------------------
President Chain Store Corp. (Food Retail)        250,000        382,803
-----------------------------------------------------------------------
Siliconware Precision Industries Co.
  (Semiconductors)(a)                            528,000        541,060
-----------------------------------------------------------------------
Waffer Technology Co., Ltd. (Semiconductor
  Equipment)(a)                                  152,000        463,251
-----------------------------------------------------------------------
Wan Hai Lines Ltd. (Marine)(a)                   493,000        445,674
-----------------------------------------------------------------------
Yang Ming Marine Transport (Marine)(a)           344,000        341,366
=======================================================================
                                                              5,076,722
=======================================================================

THAILAND-1.70%

Kasikornbank PCL (Diversified Banks)(a)          361,000        637,745
-----------------------------------------------------------------------
Land & Houses PCL (Homebuilding)                 783,300        251,058
-----------------------------------------------------------------------
Siam Cement PCL (The) (Construction
  Materials)                                      35,900        250,061
-----------------------------------------------------------------------
Siam Commercial Bank PCL (Diversified
  Banks)(a)                                      575,800        784,706
=======================================================================
                                                              1,923,570
=======================================================================

UNITED KINGDOM-11.00%

Alba PLC (Consumer Electronics)                   81,130        919,846
-----------------------------------------------------------------------
Cattles PLC (Consumer Finance)                   180,470      1,077,051
-----------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)                 72,460      1,311,886
-----------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)              82,490      1,053,094
-----------------------------------------------------------------------
Gresham Computing PLC (Application
  Software)(a)                                    51,100        305,651
-----------------------------------------------------------------------
ICAP PLC (Investment Banking & Brokerage)         39,020      1,083,372
-----------------------------------------------------------------------
Johnston Press PLC (Publishing)                  117,790        979,538
-----------------------------------------------------------------------
Kensington Group PLC (Thrifts & Mortgage
  Finance)                                       116,350        682,706
-----------------------------------------------------------------------
Majestic Wine PLC (Specialty Stores)              30,100        479,312
-----------------------------------------------------------------------
McBride PLC (Household Products)                 489,130      1,170,278
-----------------------------------------------------------------------
Photo-Me International PLC (Photographic
  Products)(a)                                   332,310        688,274
-----------------------------------------------------------------------
RPS Group PLC (Environmental Services)           229,480        603,337
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Taylor & Francis Group PLC (Publishing)          122,520   $  1,113,486
-----------------------------------------------------------------------
Topps Tiles PLC (Home Improvement Retail)         40,040        406,929
-----------------------------------------------------------------------
Ultra Electronics Holdings PLC (Aerospace &
  Defense)                                        59,230        559,445
=======================================================================
                                                             12,434,205
=======================================================================

UNITED STATES OF AMERICA-0.64%

Laidlaw International Inc.(a)                     52,500        726,075
=======================================================================
    Total Stocks & Other Equity Interests
      (Cost $78,036,615)                                    102,602,128
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

MONEY MARKET FUNDS-7.18%

Liquid Assets Portfolio(d)                     4,055,406   $  4,055,406
-----------------------------------------------------------------------
STIC Prime Portfolio(d)                        4,055,406      4,055,406
=======================================================================
    Total Money Market Funds (Cost
      $8,110,812)                                             8,110,812
=======================================================================
TOTAL INVESTMENTS--97.96% (Cost $86,147,427)                110,712,940
=======================================================================
OTHER ASSETS LESS LIABILITIES--2.04%                          2,307,151
=======================================================================
NET ASSETS-100.00%                                         $113,020,091
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $7,023,312, which represented 6.21% of the Fund's net assets. Unless otherwise stated, these securities are not considered illiquid.
(c) Each unit represents one ordinary share, one ordinary C share, and seven redeemable shares.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $78,036,615)                                 $102,602,128
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $8,110,812)                               8,110,812
-----------------------------------------------------------
Foreign currencies, at value (cost $583,757)        586,343
-----------------------------------------------------------
Receivables for:
  Investments sold                                  441,631
-----------------------------------------------------------
  Fund shares sold                                1,461,367
-----------------------------------------------------------
  Dividends                                         206,986
-----------------------------------------------------------
  Amount due from advisor                             5,573
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   16,452
-----------------------------------------------------------
Other assets                                         20,687
===========================================================
    Total assets                                113,451,979
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                              63,874
-----------------------------------------------------------
  Fund shares reacquired                            148,318
-----------------------------------------------------------
  Deferred compensation and retirement plans         16,452
-----------------------------------------------------------
Accrued distribution fees                            43,321
-----------------------------------------------------------
Accrued transfer agent fees                          21,146
-----------------------------------------------------------
Accrued operating expenses                          138,777
===========================================================
    Total liabilities                               431,888
===========================================================
Net assets applicable to shares outstanding    $113,020,091
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 88,560,253
-----------------------------------------------------------
Undistributed net investment income (loss)          (77,408)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities, foreign currencies
  and futures contracts                              37,394
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                      24,499,852
===========================================================
                                               $113,020,091
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 87,268,660
___________________________________________________________
===========================================================
Class B                                        $ 16,542,964
___________________________________________________________
===========================================================
Class C                                        $  9,208,467
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           7,226,077
___________________________________________________________
===========================================================
Class B                                           1,391,171
___________________________________________________________
===========================================================
Class C                                             774,743
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      12.08
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.08 divided by
      94.50%)                                  $      12.78
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.89
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.89
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $87,476)         $   668,462
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       31,537
-------------------------------------------------------------------------
Interest                                                            4,248
=========================================================================
  Total investment income                                         704,247
=========================================================================

EXPENSES:

Advisory fees                                                     433,171
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                    164,623
-------------------------------------------------------------------------
Distribution fees
  Class A                                                         118,180
-------------------------------------------------------------------------
  Class B                                                          74,842
-------------------------------------------------------------------------
  Class C                                                          43,470
-------------------------------------------------------------------------
Interest                                                            1,876
-------------------------------------------------------------------------
Transfer agent fees                                                98,083
-------------------------------------------------------------------------
Trustees' fees                                                      9,323
-------------------------------------------------------------------------
Professional fees                                                  66,968
-------------------------------------------------------------------------
Other                                                              87,072
=========================================================================
    Total expenses                                              1,147,608
=========================================================================
Less: Fees waived and expense offset arrangements                (158,914)
=========================================================================
    Net expenses                                                  988,694
=========================================================================
Net investment income (loss)                                     (284,447)
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES,
  FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities (Net of tax on sale of foreign
    investments of $813) -- Note 1F                             5,355,113
-------------------------------------------------------------------------
  Foreign currencies                                               70,908
-------------------------------------------------------------------------
  Futures contracts                                               326,947
=========================================================================
                                                                5,752,968
=========================================================================
Change in net unrealized appreciation of:
  Investment securities (Net of tax on sale of foreign
    investments of $72,497) -- Note 1F                         23,341,971
-------------------------------------------------------------------------
  Foreign currencies                                                6,476
-------------------------------------------------------------------------
  Futures contracts                                                    21
=========================================================================
                                                               23,348,468
=========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                            29,101,436
=========================================================================
Net increase in net assets resulting from operations          $28,816,989
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003           2002
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (284,447)   $  (182,360)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                     5,752,968     (1,435,848)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                   23,348,468       (216,476)
=========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 28,816,989     (1,834,684)
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (120,788)            --
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       56,079,420      5,678,996
-----------------------------------------------------------------------------------------
  Class B                                                        8,070,154      2,421,609
-----------------------------------------------------------------------------------------
  Class C                                                        3,704,141        398,520
=========================================================================================
    Net increase in net assets resulting from share
     transactions                                               67,853,715      8,499,125
=========================================================================================
    Net increase in net assets                                  96,549,916      6,664,441
=========================================================================================

NET ASSETS:

  Beginning of year                                             16,470,175      9,805,734
=========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(77,408) and $(14,261) for 2003 and 2002,
    respectively)                                             $113,020,091    $16,470,175
_________________________________________________________________________________________
=========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Emerging Growth Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. REDEMPTION FEES -- Effective November 24, 2003, the Fund instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to paid-in-capital by the Fund and is allocated among the share classes based on the relative net assets of each class.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. AIM has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) for Class A, Class B, and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A shares to 2.00%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $158,359.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $49,563 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B and Class C shares paid $118,180, $74,842 and $43,470, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2003, AIM Distributors retained $25,330 in front-end sales commissions from the sale of Class A shares and $1,609, $0 and $1,368 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                               UNREALIZED
                            MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND
FUND                         12/31/2002       AT COST        FROM SALES      (DEPRECIATION)     12/31/2003      INCOME
-----------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio      $  641,539     $38,431,668     $(35,017,801)        $  --          $4,055,406     $15,900
-----------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio            641,539      38,431,668      (35,017,801)           --          $4,055,406      15,637
=======================================================================================================================
                             $1,283,078     $76,863,336     $(70,035,602)        $  --          $8,110,812     $31,537
_______________________________________________________________________________________________________________________
=======================================================================================================================


                             REALIZED
FUND                        GAIN (LOSS)
---------------------------------------
Liquid Assets Portfolio        $  --
---------------------------------------
STIC Prime Portfolio              --
=======================================
                               $  --
_______________________________________
=======================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $515 and reductions in custodian fees of $40 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $555.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,646 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2003.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 were as follows:

                                            2003       2002
-------------------------------------------------------------
Distributions paid from ordinary income   $120,788    $    --
_____________________________________________________________
=============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                  $     81,918
-----------------------------------------------------------
Undistributed long-term gain                        126,039
-----------------------------------------------------------
Unrealized appreciation -- investments           24,267,754
-----------------------------------------------------------
Temporary book/tax differences                      (15,873)
-----------------------------------------------------------
Capital (par value and additional paid-in)       88,560,253
===========================================================
Total net assets                               $113,020,091
___________________________________________________________
===========================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the recognition for tax purposes of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $6,837

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the director deferral of trustee compensation.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $98,522,593 and $39,864,543, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $24,558,318
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (297,401)
===========================================================
Net unrealized appreciation of investment
  securities                                    $24,260,917
___________________________________________________________
===========================================================
Cost of investments for tax purposes is
  $86,452,023.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies excise taxes, and redemption fees, on December 31, 2003, undistributed net investment income was increased by $342,088, undistributed net realized gains decreased by $341,735, undistributed appreciation of investment securities decreased by $21 and shares of beneficial interest decreased by $332. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     11,919,761    $109,893,228     3,320,793    $ 24,876,290
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,165,952      11,299,951       639,639       4,859,028
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,225,582      18,994,606       505,667       3,617,347
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          7,488          87,303            --              --
----------------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         33,321         340,599         3,706          26,644
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (33,826)       (340,599)       (3,719)        (26,644)
======================================================================================================================
Reacquired:
  Class A                                                     (6,138,550)    (54,241,710)*  (2,653,242)    (19,223,938)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (313,814)     (2,889,198)*    (348,193)     (2,410,775)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,867,698)    (15,290,465)*    (454,970)     (3,218,827)
======================================================================================================================
                                                               6,998,216    $ 67,853,715     1,009,681    $  8,499,125
______________________________________________________________________________________________________________________
======================================================================================================================

* Net of redemption fees of $121, $28 and $17 for Class A, Class B and Class C respectively, based on the relative net assets of each class.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                                                       AUGUST 31, 2000
                                                                                                       (DATE OPERATIONS
                                                                   YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                                              ----------------------------------       DECEMBER 31,
                                                               2003          2002         2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  6.91       $ 7.10       $  7.97           $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.04)(a)    (0.06)(a)     (0.08)(a)         (0.03)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  5.24        (0.13)        (0.76)            (2.00)
=======================================================================================================================
    Total from investment operations                             5.20        (0.19)        (0.84)            (2.03)
=======================================================================================================================
Less dividends from net investment income                       (0.03)          --         (0.03)               --
-----------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in-capital                         0.00           --            --                --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 12.08       $ 6.91       $  7.10           $  7.97
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                 75.10%       (2.68)%      (10.48)%          (20.30)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $87,269       $9,703       $ 5,202           $ 5,625
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.00%(c)     2.01%         2.00%(d)          2.11%(e)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.35%(c)     3.03%         4.53%(d)          6.83%(e)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.46)%(c)   (0.85)%       (1.12)%           (1.09)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                         93%         118%          145%               30%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $33,765,767.
(d) Ratio of expenses to average net assets including interest expense were 2.02% and 4.55% with and without waivers and expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                       CLASS B
                                                              ---------------------------------------------------------
                                                                                                          AUGUST 31,
                                                                                                             2000
                                                                                                       (DATE OPERATIONS
                                                                   YEAR ENDED DECEMBER 31,              COMMENCED) TO
                                                              ----------------------------------         DECEMBER 31,
                                                               2003          2002         2001               2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  6.84       $ 7.07       $  7.95           $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.10)(a)    (0.11)(a)     (0.13)(a)         (0.05)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  5.15        (0.12)        (0.75)            (2.00)
=======================================================================================================================
    Total from investment operations                             5.05        (0.23)        (0.88)            (2.05)
=======================================================================================================================
Redemption fees added to paid-in-capital                         0.00           --            --                --
=======================================================================================================================
Net asset value, end of period                                $ 11.89       $ 6.84       $  7.07           $  7.95
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                 73.83%       (3.25)%      (11.07)%          (20.50)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $16,543       $3,918       $ 2,016           $ 1,992
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.65%(c)     2.66%         2.70%(d)          2.81%(e)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            3.00%(c)     3.68%         5.23%(d)          7.53%(e)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.11)%(c)   (1.50)%       (1.83)%           (1.79)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                         93%         118%          145%               30%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $7,484,179.
(d) Ratio of expenses to average net assets including interest expense were 2.72% and 5.25% with and without waivers and expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                       CLASS C
                                                              ---------------------------------------------------------
                                                                                                       AUGUST 31, 2000
                                                                                                       (DATE OPERATIONS
                                                                   YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                                              ----------------------------------       DECEMBER 31,
                                                               2003          2002         2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  6.83       $ 7.07       $  7.95           $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.10)(a)    (0.11)(a)     (0.13)(a)         (0.05)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  5.16        (0.13)        (0.75)            (2.00)
=======================================================================================================================
    Total from investment operations                             5.06        (0.24)        (0.88)            (2.05)
=======================================================================================================================
Redemption fees added to paid-in-capital                         0.00           --            --                --
=======================================================================================================================
Net asset value, end of period                                $ 11.89       $ 6.83       $  7.07           $  7.95
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                 74.09%       (3.39)%      (11.07)%          (20.50)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 9,208       $2,849       $ 2,588           $ 2,649
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.65%(c)     2.66%         2.70%(d)          2.81%(e)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            3.00%(c)     3.68%         5.23%(d)          7.53%(e)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.11)%(c)   (1.50)%       (1.83)%           (1.79)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                         93%         118%          145%               30%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $4,346,998.
(d) Ratios of expenses to average net assets including interest expense were 2.72% and 5.25% with and without waivers and expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act

("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM International Emerging Growth Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM International Emerging Growth Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM International Emerging Growth Fund, a portfolio of AIM Funds Group, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  822,704,205      11,194,804
      Frank S. Bayley..............................  822,781,451      11,117,558
      James T. Bunch...............................  822,886,061      11,012,948
      Bruce L. Crockett............................  822,942,379      10,956,630
      Albert R. Dowden.............................  822,923,043      10,975,966
      Edward K. Dunn, Jr...........................  822,752,667      11,146,342
      Jack M. Fields...............................  823,013,560      10,885,449
      Carl Frischling..............................  822,602,646      11,296,363
      Robert H. Graham.............................  822,881,635      11,017,374
      Gerald J. Lewis..............................  822,460,720      11,438,289
      Prema Mathai-Davis...........................  822,715,053      11,183,956
      Lewis F. Pennock.............................  822,839,481      11,059,528
      Ruth H. Quigley..............................  822,446,309      11,452,700
      Louis S. Sklar...............................  822,882,710      11,016,299
      Larry Soll, Ph.D.............................  822,748,856      11,150,153
      Mark H. Williamson...........................  822,801,778      11,097,231

* Proposal required approval by a combined vote of all the portfolios of AIM Funds Group.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)
TRUST                              SINCE            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1992             Director and Chairman, A I M Management Group Inc.
  Trustee, Chairman and                             (financial services holding company); and Director and Vice
  President                                         Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: President and Chief Executive Officer, A I M
                                                    Management Group Inc.; Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment advisor);
                                                    Director and Chairman, A I M Capital Management, Inc.
                                                    (registered investment advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management Company
                                                    (registered broker dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer, A I M
  Trustee and Executive Vice                        Management Group Inc. (financial services holding company);
  President                                         Director, Chairman and President, A I M Advisors, Inc.
                                                    (registered investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: Director, Chairman, President and Chief Executive
                                                    Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                                    Products; Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Consultant
  Trustee
                                                    Formerly: President and Chief Executive Officer, AMC Cancer
                                                    Research Center; and Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie
  Trustee
----------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch Ltd.,
  Trustee                                           (investment banking firm); and Director, Policy Studies,
                                                    Inc. and Van Gilder Insurance Corporation
                                                    Formerly: General Counsel and Director, Boettcher & Co.; and
                                                    Chairman and Managing Partner, law firm of Davis, Graham &
                                                    Stubbs
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1987             Chairman, Crockett Technology Associates (technology
  Trustee                                           consulting company)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business
  Trustee                                           corporations, including the Boss Group Ltd. (private
                                                    investment and management) and Magellan Insurance Company
                                                    Formerly: Director, President and Chief Executive Officer,
                                                    Volvo Group North America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated Volvo companies
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.; President and
  Trustee                                           Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group, Inc.
  Trustee                                           (government affairs company) and Texana Timber LP
----------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE         OTHER DIRECTORSHIP(S)
TRUST                             HELD BY TRUSTEE
--------------------------------  ----------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946     None
  Trustee, Chairman and
  President
------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951   None
  Trustee and Executive Vice
  President
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936            None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939         Badgley Funds, Inc.
  Trustee                         (registered investment
                                  company)
----------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942          None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944       ACE Limited (insurance
  Trustee                         company); and
                                  Captaris, Inc.
                                  (unified messaging
                                  provider)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941        Cortland Trust, Inc.
  Trustee                         (Chairman) (registered
                                  investment company);
                                  Annuity and Life Re
                                  (Holdings), Ltd.
                                  (insurance company)
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935     None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952          Administaff
  Trustee
----------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2004

The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1992               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942         2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President and Chief                      Counsel, A I M Management Group Inc. (financial services
  Legal Officer                                        holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1992               Managing Director, Chief Fixed Income Officer and Senior
  Vice President                                       Investment Officer, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1992               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.;
  Vice President and Treasurer                         Senior Vice President, AIM Investment Services, Inc.; and
                                                       Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1992               Managing Director and Chief Management Officer, A I M
  Vice President                                       Capital Management, Inc; Director and President, Fund
                                                       Management Company; and Vice President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942        None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President and Chief
  Legal Officer
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana, Suite 2900
Houston, TX 77046-1173          Suite 100                       Suite 100                       Houston, TX 77002-5678
                                Houston, TX 77046-1173          Houston, TX 77046-1173
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103-7599     New York, NY 10022-3852                                         Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2003, 0.00% is eligible for the dividends received deduction for corporations.

For its tax year ended December 31, 2003, the Fund designated 100%, or the maximum allowable, of its dividend distributions as qualified dividend income. The actual amounts for the calendar year will be designated in the Fund's year end tax statement.

       DOMESTIC EQUITY                           INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund              AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Growth Fund                       AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Trends Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund(5)                     AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund       AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                             INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(6)
AIM Large Cap Growth Fund                                                                 TAX-FREE
AIM Libra Fund                                             SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                              AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(2)              AIM Global Health Care Fund                  AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                         AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund       AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(3)                 INVESCO Leisure Fund
AIM Small Cap Growth Fund(4)                 INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AM Trimark Small Companies Fund              INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund



(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (6) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

                               AIMinvestments.com                    IEG-AR-1


                                            YOUR GOALS. OUR SOLUTIONS.--Servicemark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash           [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management
                               Plans    Accounts

                                                    AIM MID CAP BASIC VALUE FUND
                               Annual Report to Shareholders o December 31, 2003



                                 [COVER IMAGE]




YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                    --Servicemark--

====================================================================
AIM MID CAP BASIC VALUE FUND SEEKS LONG-TERM GROWTH OF CAPITAL.
====================================================================

o Unless otherwise stated, information presented is as of 12/31/03 and is based on total net assets.

ABOUT SHARE CLASSES

o Effective 9/30/03, Class B shares are    ABOUT INDEXES USED IN THIS REPORT          Industry classifications used in this
not available as an investment for                                                    report are generally according to the
retirement plans maintained pursuant to    o The unmanaged Standard & Poor's          Global Industry Classification Standard,
Section 401 of the Internal Revenue        Composite Index of 500 Stocks (the S&P     which was developed by and is the
Code, including 401(k) plans, money        500--Registered Trademark-- is an index    exclusive property and a service mark of
purchase pension plans and profit          of common stocks frequently used as a      Morgan Stanley Capital International
sharing plans. Plans that have existing    general measure of U.S. stock market       Inc. and Standard & Poor's.
accounts invested in Class B shares will   performance.
continue to be allowed to make                                                        A description of the policies and
additional purchases.                      o The unmanaged Lipper Mid-Cap Value       procedures that the Fund uses to
                                           Fund Index represents an average of the    determine how to vote proxies relating
PRINCIPAL RISKS OF INVESTING IN THE FUND   performance of the 30 largest              to portfolio securities is available
                                           mid-capitalization value funds tracked     without charge, upon request, by calling
o The fund may participate in the          by Lipper, Inc., an independent mutual     800-959-4246, or on the AIM Web site,
initial public offering (IPO) market in    fund performance monitor.                  AIMinvestments.com.
some market cycles. Because of the
fund's small asset base, any investment    o The unmanaged Russell
the fund may make in IPOs may              Midcap--Registered Trademark-- Value
significantly affect the fund's total      Index is a subset of the Russell Midcap
return. As the fund's assets grow, the     Index, which represents the performance
impact of IPO investments will decline,    of the stocks of domestic
which may reduce the effect of IPO         mid-capitalization companies; the Value
investments on the fund's total return.    subset measures the performance of
                                           Russell Midcap companies with lower
o Investing in small- and mid-sized        price/book ratios and lower forecasted
companies involves risks not associated    growth values.
with investing in more established
companies. Also, small companies may       o A direct investment cannot be made in
have business risk, significant stock      an index. Unless otherwise indicated,
price fluctuations and illiquidity.        index results include reinvested
                                           dividends, and they do not reflect sales
                                           charges. Performance of an index of
                                           funds reflects fund expenses;
                                           performance of a market index does not.

===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE             THIS REPORT MAY BE DISTRIBUTED ONLY TO SHAREHOLDERS OR TO PERSONS
===================================================             WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE FUND. PLEASE READ
                                                                THE PROSPECTUS CAREFULLY AND CONSIDER THE INVESTMENT OBJECTIVES,
                                                                RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY
                                                                BEFORE INVESTING.

AIMinvestments.com

TO OUR SHAREHOLDERS

                   DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                   FUNDS--Registered Trademark--:

[PHOTO OF          The fiscal year ended December 31, 2003, was a welcome
ROBERT H.          change from the bear market of the previous three years.
GRAHAM]            Major stock market indexes here and abroad delivered
                   positive performance, with double-digit returns more the
ROBERT H. GRAHAM   rule than the exception. As is historically the case, bond market returns were more modest, but nonetheless positive as well. The U.S. economy appears to have turned a corner, with solid growth in gross domestic product. Overseas, particularly in Europe, economic performance was not so robust but appeared to pick up during the second half of the year.

                      U.S. investors seem to have regained their confidence,
                   putting $152.77 billion in new money into stock mutual funds during 2003 and $31.40 billion into bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered large net outflows during 2003.

   The durability of these trends is, of course, unpredictable, but the economy does appear to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong. Nevertheless, we caution all our shareholders against thinking that 2004 will be a repeat of 2003. We simply do not know.

   What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

   For information on your fund's performance and management during the fiscal year, please see the management discussion that begins on the following page.

VISIT OUR WEB SITE

As you are aware, the mutual fund industry, including AIM Investments, has been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We encourage you to visit AIMinvestments.com often to monitor developments. We will continue to post updates on these issues as information becomes available.

   The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. We welcome these efforts, as does the industry trade group, the Investment Company Institute. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

   Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, you can contact one of our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman and President
February 9, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

AIM MID CAP BASIC VALUE FUND                                                           industrial capital goods and raw
POSTS DOUBLE-DIGIT RETURNS                                                             materials. Utilities, consumer staples
                                                                                       and other quasi-economically defensive
AIM Mid Cap Basic Value Fund Class A       it reduced that rate to 1.00%, its          groups did not perform as well. While
shares returned 37.06% at net asset        lowest level since 1958. At the time,       performance was generally in line with
value for the fiscal year ended December   the Fed said it favored a more expansive    peers, your fund outperformed the S&P
31, 2003. If sales charges were            monetary policy because the economy had     500 Index because we were slightly more
included, performance would be lower.      not yet exhibited sustainable growth. By    exposed to the best-performing sectors
(Results for other share classes are       October, the Fed reported that economic     and our stock selection within these
shown in the table on page 3.) The         expansion had increased and consumer        sectors generated above-average
fund's benchmarks, the Russell Midcap      spending was generally stronger.
Value Index, the S&P 500 Index, and the                                                         WHEN THE STOCK MARKET
Lipper Mid-Cap Value Fund Index,              Small- and mid-cap stocks generally                 IS VIEWED THROUGH
returned 38.07%, 28.67% and 39.08%,        outperformed large-cap stocks for the              THIS INTRINSIC-VALUE LENS,
respectively.                              year. The performance of growth and                  IT BECOMES CLEAR THAT
                                           value stocks was similar, although                       INVESTMENT RISK
MARKET CONDITIONS                          mid-cap growth stocks generally                      HAS LITTLE TO DO WITH
                                           outperformed their value counterparts.                 HISTORICAL PRICES
Amid a backdrop of generally improving                                                               AND POPULAR
economic conditions, the S&P 500 posted    YOUR FUND                                             VOLATILITY MEASURES.
positive returns for the year. The
nation's gross domestic product,           Based on our valuation estimates during     returns. Versus our mid-cap peers, our
generally considered the broadest          2002, we believed the most compelling       best performing sectors were technology,
measure of economic activity, expanded     valuation opportunities were                health care and consumer discretionary.
at an annualized rate of 3.1% in the       concentrated in companies leveraged to      Sectors and industries exhibiting
second quarter, 8.2% in the third          an economic recovery scenario. As a         relative underperformance included
quarter and 4.0% in the fourth quarter     result, the changes we made to the          industrial capital goods and financials,
of 2003. The job market, while             portfolio in 2002 were many of the key      although both contributed positively to
improving, continued to be weak,           drivers of our 2003 performance.            performance.
however, as the nation's unemployment
rate stood at 5.7% at the close of the        Specifically, the best-performing
year.                                      market sectors during 2003 were those
                                           that we believe are most likely to
   For the first five months of the        benefit from an economic
year, the Federal Reserve (the Fed) kept   recovery--consumer discretionary,
the short-term federal funds rate at       financials, technology, business
1.25%. On June 25, 2003,                   services,

====================================================================================================================================
PORTFOLIO COMPOSITION BY SECTOR   TOP 10 EQUITY HOLDINGS*                             TOP 10 INDUSTRIES*

            (PIE CHART)            1. Computer Associates International, Inc.  4.2%   1. Data Processing & Outsourced Services  8.0%

FINANCIALS                26.1%    2. Interpublic Group of Cos., Inc. (The)    3.2    2. Advertising                            6.1

CONSUMER DISCRETIONARY    24.0%    3. Ace Ltd. (Cayman Islands)                3.0    3. Apparel Retail                         5.8

INFORMATION TECHNOLOGY    18.5%    4. R.H. Donnelley Corp.                     2.9    4. Thrifts & Mortgage Finance             5.6

HEALTH CARE                9.7%    5. Anthem, Inc.                             2.9    5. Managed Health Care                    5.4

CASH & OTHER              21.7%    6. Aon Corp.                                2.9    6. Systems Software                       4.2

                                   7. Kroger Co. (The)                         2.7    7. Life & Health Insurance                3.9

                                   8. Waters Corp.                             2.6    8. Regional Banks                         3.8

                                   9. DST Systems, Inc.                        2.6    9. Restaurants                            3.5

                                  10. Aetna Inc.                               2.5   10. Property & Casualty Insurance          3.4


*  Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

   We manage the fund based on the          undervalued stocks that we purchased                      BRET W. STANLEY
philosophy that business value is           during 2002. Still, the stock proved to    [PHOTO OF      Mr. Stanley, CFA, is lead
separate from, but eventually               be a big driver of our performance in      BRET W.        portfolio manager of AIM
determines, market value. Our goal is to    2003, as it was the fund's                 STANLEY]       Mid Cap Basic Value Fund.
grow your capital by investing primarily    top-performing investment. The company                    He began his investment
in mid-sized U.S. companies that are        continues to produce substantial and                      career in 1988 and was a
significantly undervalued on an absolute    stable cash flow, and we believe the                      vice president and
basis.                                      company remains undervalued as the                        portfolio manager with
                                            accounting concerns that created our       Van Kampen American Capital, Inc. prior
   When the stock market is viewed          investment opportunity continue to         to joining AIM in 1998. He received a
through this intrinsic-value lens, it       abate. Other large contributors to         B.B.A. in finance from The University of
becomes clear that investment risk has      performance included Aetna, Zions          Texas at Austin and an M.S. in finance
little to do with historical prices and     Bancorp. and Waters. Although the          from the University of Houston.
popular volatility measures. In fact, we    magnitude of our detractors was much
believe that risk is often inversely        smaller, they included Textron,                           TIMOTHY BEYER
related to price. This creates a            UnumProvident, and Arch Coal--each         [PHOTO OF      Mr. Beyer, CFA, joined
paradox: investment risk may, in fact,      position was sold during 2003 based on     TIMOTHY        AIM in 2003. Mr. Beyer
be low precisely where it appears high.     valuation or impaired fundamentals.        BEYER]         began his investment
The bridge across this gap in market                                                                  career in 1991 and served
perception is a long-term investment        IN CLOSING                                                as corporate bond analyst
horizon. As price declines significantly                                                              (1991-1994) and then as
below intrinsic value, what is known as     While 2003 was a strong year, it needs                    an equity analyst, before
a "margin of safety" is created. While      to be considered in a longer-term          being promoted in 1996 to portfolio
this discount to value may be of no use     context. Last year, we estimated that      manager, during which time he co-managed
to a short-term trader, it is highly        the fund had a near-record discount        $4 billion in large cap value mutual
relevant to the long-term investor. If      between year-end market value and our      funds, common trust funds, and
this margin of safety is large enough,      estimate of portfolio intrinsic value.     institutional accounts. In 1999, he was
it creates an attractive risk-to-reward     Following a 37% increase in market value   appointed director of asset allocation.
equation that suggests significantly        this year, we believe this discount is     Mr. Beyer earned a B.S.B.A. in finance
higher upside potential with a lower        still attractive but clearly more modest   at East Carolina University.
risk of a permanent loss of capital.        as of the end of this year.
                                                                                                      R. CANON COLEMAN II
   As we suggested last year, we thought       However, we remain pleased with our     [PHOTO OF      Mr. Coleman, CFA, worked
this was the case with Computer             estimate of portfolio value content. The   R. CANON       as a CPA before joining
Associates International, one of the        AIM Mid Cap Basic Value philosophy         COLEMAN II]    AMVESCAP in 1999 in its
world's largest software companies. The     recognizes businesses have an intrinsic                   corporate associate
stock was controversial and one of the      value that is independent of the market,                  rotation program. He
most significantly                          stock prices are more volatile than                       worked with fund managers
                                            business values, investors often                          throughout AMVESCAP
FUND VS. INDEXES                            overreact to negative news, and a          before joining AIM in 2000. He earned a
                                            long-term investment horizon is            B.S. and M.S. in accounting from the
Total returns, 12/31/02-12/31/03,           required.                                  University of Florida and an M.B.A. from
excluding sales charges.                                                               The Wharton School at the University of
                                                  See important fund and index         Pennsylvania.
If sales charges were included,                  disclosures inside front cover.
performance would be lower.                                                                           MATTHEW W. SEINSHEIMER
                                                                                       [PHOTO OF      Mr. Seinsheimer, CFA,
Class A Shares                     37.06%                                              MATTHEW W.     began his investment
Class B Shares                     36.19                                               SEINSHEIMER]   career in 1992. He joined
Class C Shares                     36.06                                                              AIM as a senior analyst
S&P 500 Index                      28.67                                                              in 1998 and assumed his
(new Broad Market Index)                                                                              current responsibilities
Russell Midcap Value Index         38.07    [ARROW                                                    in 2000. Mr. Seinsheimer
(Style-specific Index)                      BUTTON    For More Information Visit       received a B.B.A. from Southern
Lipper Mid-Cap Value Fund Index    39.08    IMAGE]    AIMinvestments.com               Methodist University and an M.B.A. from
(Peer Group Index)                                                                     The University of Texas at Austin.

Source: Lipper, Inc.                                                                                  MICHAEL J. SIMON
                                                                                       [PHOTO OF      Mr. Simon, CFA, was a
TOTAL NUMBER OF HOLDINGS*             48                                               MICHAEL J.     vice president, equity
TOTAL NET ASSETS          $107.0 MILLION                                               SIMON]         analyst and portfolio
                                                                                                      manager prior to joining
                                                                                                      AIM in 2001. Mr. Simon
                                                                                                      started his investment
                                                                                                      career in 1989. He
                                                                                       received a B.B.A. in finance from Texas
                                                                                       Christian University and an M.B.A. from
                                                                                       the University of Chicago.

                                                                                       Assisted by the Basic Value Team

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
12/31/01-12/31/03

                                        AIM MID CAP    AIM MID CAP    AIM MID CAP                               LIPPER
                                        BASIC VALUE    BASIC VALUE    BASIC VALUE                 RUSSELL       MID-CAP
                                        FUND CLASS     FUND CLASS     FUND CLASS     S&P 500       MIDCAP     VALUE FUND
                        DATE             A SHARES       B SHARES       C SHARES       INDEX     VALUE INDEX      INDEX
                          12/31/01         9450          10000          10000         10000        10000         10000
                        01/31/2002         9431           9980           9970          9854        10101          9959
                        02/28/2002         9507          10050          10040          9664        10265          9995
                        03/31/2002        10357          10949          10939         10028        10790         10623
                        04/30/2002        10121          10700          10690          9420        10783         10594
                        05/31/2002         9999          10560          10550          9351        10766         10439
                        06/30/2002         9101           9600           9600          8685        10286          9701
                        07/31/2002         8099           8540           8541          8008         9279          8750
                        08/31/2002         8137           8570           8570          8061         9387          8774
                        09/30/2002         7211           7589           7590          7185         8439          8007
                        10/31/2002         7494           7889           7890          7817         8707          8278
[MOUNTAIN CHART]        11/30/2002         8279           8709           8700          8277         9256          8946
                        12/31/2002         7778           8179           8180          7791         9036          8534
                        01/31/2003         7637           8019           8019          7587         8785          8327
                        02/28/2003         7410           7779           7780          7473         8640          8141
                        03/31/2003         7410           7779           7780          7545         8669          8174
                        04/30/2003         7968           8360           8350          8167         9328          8801
                        05/31/2003         8847           9279           9270          8597        10149          9593
                        06/30/2003         8931           9359           9360          8706        10220          9741
                        07/31/2003         9480           9929           9930          8860        10538         10048
                        08/31/2003         9820          10278          10280          9032        10912         10498
                        09/30/2003         9499           9938           9930          8937        10827         10343
                        10/31/2003        10066          10528          10520          9442        11622         11060
                        11/30/2003        10208          10669          10660          9525        11959         11405
                          12/31/03        10662          10740          11130         10024        12475         11870


Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment and paid the applicable contingent deferred sales charges. The performance of the fund's share classes will differ due to different sales charge structures and class expenses.

   Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

AVERAGE ANNUAL TOTAL RETURNS       Current performance may be lower or            Class A share performance reflects
Including sales charges            higher than the performance data quoted.    the maximum 5.50% sales charge, and
CLASS A SHARES                     Past performance cannot guarantee           Class B and Class C share performance
Inception (12/31/01)       3.26%   comparable future results. Due to           reflects the applicable contingent
1 Year                    29.51    significant market volatility, results      deferred sales charge (CDSC) for the
                                   of an investment made today may differ      period involved. The CDSC on Class B
CLASS B SHARES                     substantially from the historical           shares declines from 5% beginning at the
Inception (12/31/01)       3.63%   performance shown. Please visit             time of purchase to 0% at the beginning
1 Year                    31.19    aiminvestments.com for the most current     of the seventh year. The CDSC on Class C
                                   month-end performance.                      shares is 1% for the first year after
CLASS C SHARES                                                                 purchase. The performance of the fund's
Inception (12/31/01)       5.50%      The fund's performance figures are       share classes will differ due to
1 Year                    35.06    historical, and they reflect fund           different sales charge structures and
                                   expenses, the reinvestment of               class expenses.
                                   distributions, and changes in net asset
                                   value. Performance data quoted represent
                                   past performance, and the investment
                                   return and principal value of an
                                   investment will fluctuate so that an
                                   investor's shares, when redeemed, may be
                                   worth more or less than their original
                                   cost.

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.17%

ADVERTISING-6.09%

Interpublic Group of Cos., Inc. (The)(a)          216,470   $  3,376,932
------------------------------------------------------------------------
R.H. Donnelley Corp.(a)                            78,800      3,139,392
========================================================================
                                                               6,516,324
========================================================================

APPAREL RETAIL-5.84%

Abercrombie & Fitch Co.-Class A(a)                 72,710      1,796,664
------------------------------------------------------------------------
Gap, Inc. (The)                                    86,700      2,012,307
------------------------------------------------------------------------
TJX Cos., Inc. (The)                              110,500      2,436,525
========================================================================
                                                               6,245,496
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.43%

Janus Capital Group Inc.                          116,840      1,917,345
------------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A             29,090        682,452
========================================================================
                                                               2,599,797
========================================================================

BUILDING PRODUCTS-1.89%

American Standard Cos. Inc.(a)                     20,050      2,019,035
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-7.99%

BISYS Group, Inc. (The)(a)                        113,900      1,694,832
------------------------------------------------------------------------
Ceridian Corp.(a)                                 101,480      2,124,991
------------------------------------------------------------------------
Certegy Inc.                                       60,750      1,992,600
------------------------------------------------------------------------
DST Systems, Inc.(a)                               65,570      2,738,203
========================================================================
                                                               8,550,626
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.11%

Viad Corp.                                         90,200      2,255,000
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-2.62%

Waters Corp.(a)                                    84,500      2,802,020
========================================================================

EMPLOYMENT SERVICES-1.40%

Robert Half International Inc.(a)                  64,330      1,501,462
========================================================================

FOOD RETAIL-2.68%

Kroger Co. (The)(a)                               155,100      2,870,901
========================================================================

HEALTH CARE FACILITIES-2.06%

Universal Health Services, Inc.-Class B            40,950      2,199,834
========================================================================

HEALTH CARE SERVICES-2.22%

IMS Health Inc.                                    95,340      2,370,152
========================================================================

HOME FURNISHINGS-1.49%

Natuzzi S.p.A.-ADR (Italy)                        158,700      1,599,696
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


HOTELS, RESORTS & CRUISE LINES-2.96%

Orient-Express Hotels Ltd.-Class A (Bermuda)       80,500   $  1,322,615
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          51,180      1,840,945
========================================================================
                                                               3,163,560
========================================================================

INDUSTRIAL MACHINERY-3.01%

Kennametal Inc.                                    22,930        911,468
------------------------------------------------------------------------
SPX Corp.(a)                                       39,340      2,313,585
========================================================================
                                                               3,225,053
========================================================================

INSURANCE BROKERS-2.88%

Aon Corp.                                         128,700      3,081,078
========================================================================

IT CONSULTING & OTHER SERVICES-2.25%

Acxiom Corp.(a)                                   129,450      2,403,887
========================================================================

LEISURE FACILITIES-1.98%

Speedway Motorsports, Inc.                         73,100      2,114,052
========================================================================

LEISURE PRODUCTS-2.15%

Brunswick Corp.                                    72,170      2,297,171
========================================================================

LIFE & HEALTH INSURANCE-3.92%

Nationwide Financial Services, Inc.-Class A        70,790      2,340,317
------------------------------------------------------------------------
Protective Life Corp.                              54,700      1,851,048
========================================================================
                                                               4,191,365
========================================================================

MANAGED HEALTH CARE-5.40%

Aetna Inc.                                         39,590      2,675,492
------------------------------------------------------------------------
Anthem, Inc.(a)                                    41,280      3,096,000
========================================================================
                                                               5,771,492
========================================================================

MULTI-LINE INSURANCE-2.09%

American Financial Group, Inc.                     84,330      2,231,372
========================================================================

MULTI-SECTOR HOLDINGS-1.95%

Leucadia National Corp.                            45,200      2,083,720
========================================================================

OIL & GAS DRILLING-3.14%

Nabors Industries, Ltd. (Bermuda)(a)               40,690      1,688,635
------------------------------------------------------------------------
Pride International, Inc.(a)                       89,610      1,670,330
========================================================================
                                                               3,358,965
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.50%

Smith International, Inc.(a)                       38,760      1,609,315
========================================================================

PACKAGED FOODS & MEATS-2.20%

Cadbury Schweppes PLC-ADR (United Kingdom)         78,900      2,358,321
========================================================================

PROPERTY & CASUALTY INSURANCE-3.43%

ACE Ltd. (Cayman Islands)                          77,820      3,223,304
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE-(CONTINUED)

Aspen Insurance Holdings Ltd. (Bermuda)(a)         18,100   $    449,061
========================================================================
                                                               3,672,365
========================================================================

REGIONAL BANKS-3.76%

Cullen/Frost Bankers, Inc.                         47,100      1,910,847
------------------------------------------------------------------------
Zions Bancorp                                      34,470      2,114,045
========================================================================
                                                               4,024,892
========================================================================

RESTAURANTS-3.49%

CEC Entertainment Inc.(a)                          46,600      2,208,374
------------------------------------------------------------------------
Outback Steakhouse, Inc.                           34,430      1,522,150
========================================================================
                                                               3,730,524
========================================================================

SEMICONDUCTOR EQUIPMENT-1.39%

Brooks Automation, Inc.(a)                         61,450      1,485,247
========================================================================

SYSTEMS SOFTWARE-4.24%

Computer Associates International, Inc.           165,900      4,535,706
========================================================================

THRIFTS & MORTGAGE FINANCE-5.61%

Federal Agricultural Mortgage Corp.-Class
  C(a)                                             56,400      1,802,544
------------------------------------------------------------------------
MGIC Investment Corp.                              31,400      1,787,916
------------------------------------------------------------------------
Radian Group Inc.                                  49,480      2,412,150
========================================================================
                                                               6,002,610
========================================================================
  Total Common Stocks & Other Equity
    Interests (Cost $85,728,699)                             102,871,038
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

------------------------------------------------------------------------

MONEY MARKET FUNDS-6.49%

Liquid Assets Portfolio(b)                      3,469,832   $  3,469,832
------------------------------------------------------------------------
STIC Prime Portfolio(b)                         3,469,832      3,469,832
========================================================================
  Total Money Market Funds (Cost $6,939,664)                   6,939,664
========================================================================
TOTAL INVESTMENTS-102.66% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $92,668,363)                 109,810,702
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.63%

Liquid Assets Portfolio(b)(c)                   1,742,200      1,742,200
========================================================================
  Total Money Market Funds (purchased with
    cash collateral from securities loaned)
    (Cost $1,742,200)                                          1,742,200
========================================================================
TOTAL INVESTMENTS-104.29% (Cost $94,410,563)                 111,552,902
========================================================================
OTHER ASSETS LESS LIABILITIES-(4.29%)                         (4,593,729)
========================================================================
NET ASSETS-100.00%                                          $106,959,173
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $85,728,699)*                                $102,871,038
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $8,681,864)                               8,681,864
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  817,957
-----------------------------------------------------------
  Dividends                                          93,056
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    8,061
-----------------------------------------------------------
Other assets                                         40,277
===========================================================
    Total assets                                112,512,253
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           3,407,053
-----------------------------------------------------------
  Fund shares reacquired                            226,899
-----------------------------------------------------------
  Deferred compensation and retirement plans          8,534
-----------------------------------------------------------
  Collateral upon return of securities loaned     1,742,200
-----------------------------------------------------------
Accrued distribution fees                            57,395
-----------------------------------------------------------
Accrued transfer agent fees                          55,285
-----------------------------------------------------------
Accrued operating expenses                           55,714
===========================================================
    Total liabilities                             5,553,080
===========================================================
Net assets applicable to shares outstanding    $106,959,173
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $101,200,780
-----------------------------------------------------------
Undistributed net investment income (loss)           (7,330)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (11,376,616)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     17,142,339
===========================================================
                                               $106,959,173
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 55,372,221
___________________________________________________________
===========================================================
Class B                                        $ 38,164,921
___________________________________________________________
===========================================================
Class C                                        $ 13,422,031
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           4,908,460
___________________________________________________________
===========================================================
Class B                                           3,426,476
___________________________________________________________
===========================================================
Class C                                           1,205,785
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.28
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.28 divided by
      94.50%)                                  $      11.94
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.14
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.13
___________________________________________________________
===========================================================

* At December 31, 2003, securities with an aggregate market value of $1,679,818 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $9,638)          $   536,800
-------------------------------------------------------------------------
Dividends from affiliated money market funds*                      46,089
=========================================================================
    Total investment income                                       582,889
=========================================================================

EXPENSES:

Advisory fees                                                     585,948
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     26,105
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         131,657
-------------------------------------------------------------------------
  Class B                                                         266,912
-------------------------------------------------------------------------
  Class C                                                          89,362
-------------------------------------------------------------------------
Transfer agent fees                                               296,327
-------------------------------------------------------------------------
Trustees' fees                                                     10,013
-------------------------------------------------------------------------
Registration and filing fees                                       91,271
-------------------------------------------------------------------------
Other                                                              91,415
=========================================================================
    Total expenses                                              1,639,010
=========================================================================
Less: Fees waived and expense offset arrangements                 (88,937)
=========================================================================
    Net expenses                                                1,550,073
=========================================================================
Net investment income (loss)                                     (967,184)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (4,054,747)
-------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                                   27,636,943
=========================================================================
Net gain from investment securities                            23,582,196
=========================================================================
Net increase in net assets resulting from operations          $22,615,012
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (967,184)   $   (476,400)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (4,054,747)     (7,321,869)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       27,636,943     (10,493,590)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 22,615,012     (18,291,859)
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --            (478)
------------------------------------------------------------------------------------------
  Class B                                                               --            (253)
------------------------------------------------------------------------------------------
  Class C                                                               --             (97)
==========================================================================================
  Decrease in net assets resulting from distributions                   --            (828)
==========================================================================================
Share transactions-net:
  Class A                                                        4,929,815      50,139,628
------------------------------------------------------------------------------------------
  Class B                                                        8,575,378      25,993,450
------------------------------------------------------------------------------------------
  Class C                                                        2,445,889       9,553,721
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               15,951,082      85,686,799
==========================================================================================
    Net increase in net assets                                  38,566,094      67,394,112
==========================================================================================

NET ASSETS:

  Beginning of year                                             68,393,079         998,967
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(7,330) and $(3,770) for 2003 and 2002,
    respectively)                                             $106,959,173    $ 68,393,079
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets on the next $4 billion, plus 0.70% of the Fund's average daily net assets in excess of $5 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total fund operating expenses of Class A shares to 1.80%. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, AIM waived fees of $87,608.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $146,290 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B and Class C shares paid $131,657, $266,912 and $89,362, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2003, AIM Distributors retained $37,836 in front-end sales commissions from the sale of Class A shares and $10,690, $92 and $2,506 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:


                                                                        UNREALIZED
                         MARKET VALUE     PURCHASES       PROCEEDS      APPRECIATION      MARKET VALUE    DIVIDEND    REALIZED
                         12/31/2002        AT COST       FROM SALES     (DEPRECIATION)    12/31/2003      INCOME      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio   $1,643,540     $26,659,180    $(24,832,888)       $  --          $3,469,832     $18,888        $  --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio       1,643,540     26,659,180     (24,832,888)           --           3,469,832      18,520           --
=================================================================================================================================
    Subtotal              $3,287,080     $53,318,360    $(49,665,776)       $  --          $6,939,664     $37,408        $  --
=================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:


                                                                            UNREALIZED
                         MARKET VALUE         PURCHASES       PROCEEDS      APPRECIATION      MARKET VALUE    DIVIDEND   REALIZED
                         12/31/2002            AT COST       FROM SALES     (DEPRECIATION)    12/31/2003      INCOME*    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio   $       --         $10,792,100    $(9,049,900)        $  --          $1,742,200     $8,681        $  --
====================================================================================================================================

    Total                 $3,287,080         $64,110,460    $(58,715,676)       $  --          $8,681,864     $46,089       $  --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $28,873.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agent fees from AISI (an affiliate of AIM) of $1,235 and reductions in custodian fees of $94 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $1,329.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,702 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $1,679,818 were on loan to brokers. The loans were secured by cash collateral of $1,742,200, received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $8,681 for securities lending transactions.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                           2003     2002
--------------------------------------------------------
Distributions paid from ordinary income    $ --     $828
________________________________________________________
========================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments         $ 15,734,086
-----------------------------------------------------------
Temporary book/tax differences                       (7,330)
-----------------------------------------------------------
Capital loss carryforward                        (9,895,859)
-----------------------------------------------------------
Post-October capital loss deferral                  (72,504)
-----------------------------------------------------------
Shares of beneficial interest                   101,200,780
===========================================================
Total net assets                               $106,959,173
___________________________________________________________
===========================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2010                              $3,285,438
----------------------------------------------------------
December 31, 2011                               6,610,421
==========================================================
Total capital loss carryforward                $9,895,859
__________________________________________________________
==========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during year ended December 31, 2003 was $50,253,384 and $37,038,258, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $17,258,527
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (1,524,441)
===========================================================
Net unrealized appreciation of investment
  securities                                    $15,734,086
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $95,818,816.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2003, undistributed net investment income was increased by $963,624 and shares of beneficial interest decreased by $963,624. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,832,986    $ 37,737,367     6,822,286    $ 67,387,599
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,803,614      17,257,750     3,513,553      34,188,591
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        886,121       8,452,954     1,447,908      13,866,491
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        156,161       1,515,851        54,117         479,487
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (157,780)     (1,515,851)      (54,301)       (479,487)
======================================================================================================================
Reacquired:
  Class A                                                     (3,833,211)    (34,323,403)   (2,163,879)    (17,727,458)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (811,030)     (7,166,521)     (897,580)     (7,715,654)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (665,740)     (6,007,065)     (492,504)     (4,312,770)
======================================================================================================================
                                                               1,211,121    $ 15,951,082     8,229,600    $ 85,686,799
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                 CLASS A
                                                              ---------------------------------------------
                                                                   YEAR ENDED
                                                                  DECEMBER 31,            DECEMBER 31, 2001
                                                              ---------------------       (DATE OPERATIONS
                                                               2003          2002          COMMENCED)
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.23       $  9.99            $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.08)        (0.06)(a)           0.00
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.13         (1.70)             (0.01)
===========================================================================================================
    Total from investment operations                             3.05         (1.76)             (0.01)
===========================================================================================================
Less distributions from net investment income                      --         (0.00)                --
===========================================================================================================
Net asset value, end of period                                $ 11.28       $  8.23            $  9.99
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                 37.06%       (17.62)%            (0.10)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $55,372       $39,130            $   400
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.80%(c)      1.80%              1.80%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.92%(c)      1.93%            199.49%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets     (1.00)%(c)    (0.70)%            (0.31)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                            52%           41%                --
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $37,616,169.
(d)  Annualized.

                                                                                 CLASS B
                                                              ---------------------------------------------
                                                                   YEAR ENDED
                                                                  DECEMBER 31,            DECEMBER 31, 2001
                                                              ---------------------       (DATE OPERATIONS
                                                               2003          2002            COMMENCED)
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.18       $  9.99            $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.13)        (0.12)(a)           0.00
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.09         (1.69)             (0.01)
===========================================================================================================
    Total from investment operations                             2.96         (1.81)             (0.01)
===========================================================================================================
Less distributions from net investment income                      --         (0.00)                --
===========================================================================================================
Net asset value, end of period                                $ 11.14       $  8.18            $  9.99
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                 36.19%       (18.12)%            (0.10)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $38,165       $21,204            $   300
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.45%(c)      2.45%              2.45%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.57%(c)      2.58%            200.14%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets     (1.65)%(c)    (1.35)%            (0.96)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                            52%           41%                --
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $26,691,192.
(d)  Annualized.

                                                                                 CLASS C
                                                              ---------------------------------------------
                                                                   YEAR ENDED
                                                                  DECEMBER 31,            DECEMBER 31, 2001
                                                              ---------------------       (DATE OPERATIONS
                                                               2003          2002            COMMENCED)
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.18       $  9.99            $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.12)        (0.12)(a)           0.00
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.07         (1.69)             (0.01)
===========================================================================================================
    Total from investment operations                             2.95         (1.81)             (0.01)
===========================================================================================================
Less distributions from net investment income                      --         (0.00)                --
===========================================================================================================
Net asset value, end of period                                $ 11.13       $  8.18            $  9.99
___________________________________________________________________________________________________________
===========================================================================================================
Total return                                                    36.06%       (18.12)%            (0.10)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $13,422       $ 8,059            $   300
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.45%(c)      2.45%              2.45%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.57%(c)      2.58%            200.14%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets     (1.65)%(c)    (1.35)%            (0.96)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                            52%           41%                --
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $8,936,175.
(d)  Annualized.

NOTE 13--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act

("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Mid Cap Basic Value Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Mid Cap Basic Value Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Mid Cap Basic Value Fund, a portfolio of AIM Funds Group, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  822,704,205      11,194,804
      Frank S. Bayley..............................  822,781,451      11,117,558
      James T. Bunch...............................  822,886,061      11,012,948
      Bruce L. Crockett............................  822,942,379      10,956,630
      Albert R. Dowden.............................  822,923,043      10,975,966
      Edward K. Dunn, Jr...........................  822,752,667      11,146,342
      Jack M. Fields...............................  823,013,560      10,885,449
      Carl Frischling..............................  822,602,646      11,296,363
      Robert H. Graham.............................  822,881,635      11,017,374
      Gerald J. Lewis..............................  822,460,720      11,438,289
      Prema Mathai-Davis...........................  822,715,053      11,183,956
      Lewis F. Pennock.............................  822,839,481      11,059,528
      Ruth H. Quigley..............................  822,446,309      11,452,700
      Louis S. Sklar...............................  822,882,710      11,016,299
      Larry Soll, Ph.D.............................  822,748,856      11,150,153
      Mark H. Williamson...........................  822,801,778      11,097,231

* Proposal required approval by a combined vote of all the portfolios of AIM Funds Group.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                         OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1992           Director and Chairman, A I M Management Group   None
  Trustee, Chairman and                           Inc. (financial services holding company);
  President                                       and Director and Vice Chairman, AMVESCAP PLC
                                                  and Chairman of AMVESCAP PLC -- AIM Division
                                                  (parent of AIM and a global investment
                                                  management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors, Inc.
                                                  (registered broker dealer), AIM Investment
                                                  Services, Inc., (registered transfer agent),
                                                  and Fund Management Company (registered
                                                  broker dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- Managed Products
------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003           Director, President and Chief Executive         None
  Trustee and Executive Vice                      Officer, A I M Management Group Inc.
  President                                       (financial services holding company);
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director, A I M Capital Management,
                                                  Inc. (registered investment advisor) and
                                                  A I M Distributors, Inc. (registered broker
                                                  dealer); Director and Chairman, AIM
                                                  Investment Services, Inc. (registered
                                                  transfer agent), and Fund Management Company
                                                  (registered broker dealer); and Chief
                                                  Executive Officer, AMVESCAP PLC -- AIM
                                                  Division (parent of AIM and a global
                                                  investment management firm)
                                                  Formerly: Director, Chairman, President and
                                                  Chief Executive Officer, INVESCO Funds Group,
                                                  Inc. and INVESCO Distributors, Inc.; Chief
                                                  Executive Officer, AMVESCAP PLC -- Managed
                                                  Products; Chairman and Chief Executive
                                                  Officer of NationsBanc Advisors, Inc.; and
                                                  Chairman of NationsBanc Investments, Inc.
------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003           Consultant                                      None
  Trustee
                                                  Formerly: President and Chief Executive
                                                  Officer, AMC Cancer Research Center; and
                                                  Chairman and Chief Executive Officer, First
                                                  Columbia Financial Corporation
------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001           Of Counsel, law firm of Baker & McKenzie        Badgley Funds, Inc.
  Trustee                                                                                         (registered investment
                                                                                                  company)
------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003           Co-President and Founder, Green, Manning &      None
  Trustee                                         Bunch Ltd., (investment banking firm); and
                                                  Director, Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
                                                  Formerly: General Counsel and Director,
                                                  Boettcher & Co.; and Chairman and Managing
                                                  Partner, law firm of Davis, Graham & Stubbs
------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1987           Chairman, Crockett Technology Associates        ACE Limited (insurance
  Trustee                                         (technology consulting company)                 company); and
                                                                                                  Captaris, Inc.
                                                                                                  (unified messaging
                                                                                                  provider)
------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000           Director of a number of public and private      Cortland Trust, Inc.
  Trustee                                         business corporations, including the Boss       (Chairman) (registered
                                                  Group Ltd. (private investment and              investment company);
                                                  management) and Magellan Insurance Company      Annuity and Life Re
                                                                                                  (Holdings), Ltd.
                                                  Formerly: Director, President and Chief         (insurance company)
                                                  Executive Officer, Volvo Group North America,
                                                  Inc.; Senior Vice President, AB Volvo; and
                                                  director of various affiliated Volvo
                                                  companies
------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998           Formerly: Chairman, Mercantile Mortgage         None
  Trustee                                         Corp.; President and Chief Operating Officer,
                                                  Mercantile-Safe Deposit & Trust Co.; and
                                                  President, Mercantile Bankshares Corp.
------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997           Chief Executive Officer, Twenty First Century   Administaff
  Trustee                                         Group, Inc. (government affairs company) and
                                                  Texana Timber LP
------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2004

The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                         OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                             HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis      Cortland Trust, Inc.
  Trustee                                              and Frankel LLP                                 (registered investment
                                                                                                       company)
-----------------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (San      General Chemical
  Trustee                                              Diego, California)                              Group, Inc.,
                                                                                                       Wheelabrator
                                                       Formerly: Associate Justice of the California   Technologies, Inc.
                                                       Court of Appeals                                (waste management
                                                                                                       company), Fisher
                                                                                                       Scientific, Inc.,
                                                                                                       Henley Manufacturing,
                                                                                                       Inc. (laboratory
                                                                                                       supplies), and
                                                                                                       California Coastal
                                                                                                       Properties, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of      None
  Trustee                                              the USA
-----------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1992               Partner, law firm of Pennock & Cooper           None
  Trustee
-----------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                                         None
  Trustee
-----------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and       None
  Trustee                                              Operations Hines Interests Limited
                                                       Partnership (real estate development company)
-----------------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942         2003               Retired                                         None
  Trustee
-----------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary      N/A
  Senior Vice President and Chief                      and General Counsel, A I M Management Group
  Legal Officer                                        Inc. (financial services holding company) and
                                                       A I M Advisors, Inc.; Vice President, A I M
                                                       Capital Management, Inc., A I M Distributors,
                                                       Inc. and AIM Investment Services, Inc.; and
                                                       Director, Vice President and General Counsel,
                                                       Fund Management Company
                                                       Formerly: Senior Vice President and General
                                                       Counsel, Liberty Financial Companies, Inc.;
                                                       and Senior Vice President and General
                                                       Counsel, Liberty Funds Group, LLC
-----------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1992               Managing Director, Chief Fixed Income Officer   N/A
  Vice President                                       and Senior Investment Officer, A I M Capital
                                                       Management, Inc.; and Vice President, A I M
                                                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1992               Managing Director and Chief Research            N/A
  Vice President                                       Officer -- Fixed Income, A I M Capital
                                                       Management, Inc.; and Vice President, A I M
                                                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer,    N/A
  Vice President                                       A I M Advisors, Inc. and A I M Capital
                                                       Management, Inc.; and Vice President, AIM
                                                       Investment Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M
  Vice President and Treasurer                         Advisors, Inc.; Senior Vice President, AIM
                                                       Investment Services, Inc.; and Vice
                                                       President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1992               Managing Director and Chief Management          N/A
  Vice President                                       Officer, A I M Capital Management, Inc;
                                                       Director and President, Fund Management
                                                       Company; and Vice President, A I M Advisors,
                                                       Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and       N/A
  Vice President                                       President, Chief Executive Officer and Chief
                                                       Investment Officer, A I M Capital Management,
                                                       Inc.
-----------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana, Suite 2900
Houston, TX 77046-1173          Suite 100                       Suite 100                       Houston, TX 77002-5678
                                Houston, TX 77046-1173          Houston, TX 77046-1173

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103-7599     New York, NY 10022-3852                                         Boston, MA 02110

       DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                     FIXED INCOME

AIM Aggressive Growth Fund           AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                   AIM Developing Markets Fund
AIM Basic Balanced Fund*             AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                 AIM European Small Company Fund              AIM High Yield Fund
AIM Blue Chip Fund                   AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund         AIM Global Growth Fund                       AIM Intermediate Government Fund
AIM Charter Fund                     AIM Global Trends Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund               AIM Global Value Fund(5)                     AIM Money Market Fund
AIM Dent Demographic Trends Fund     AIM International Emerging Growth Fund       AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)     AIM International Growth Fund                AIM Total Return Bond Fund
AIM Emerging Growth Fund             AIM Trimark Fund                             INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund       INVESCO International Core Equity Fund(6)
AIM Large Cap Growth Fund                                                         TAX-FREE
AIM Libra Fund                                    SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                      AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(2)      AIM Global Health Care Fund                  AIM Municipal Bond Fund
AIM Mid Cap Growth Fund              AIM Real Estate Fund                         AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund             INVESCO Advantage Health Sciences Fund       AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund            INVESCO Energy Fund
AIM Opportunities III Fund           INVESCO Financial Services Fund
AIM Premier Equity Fund              INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund               INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(3)         INVESCO Leisure Fund
AIM Small Cap Growth Fund(4)         INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund            INVESCO Technology Fund
AM Trimark Small Companies Fund      INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (6) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

                               AIMinvestments.com                     MCBV-AR-1

                                            YOUR GOALS. OUR SOLUTIONS.--Servicemark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management
                               Plans    Accounts

                                                         AIM PREMIER EQUITY FUND
                               Annual Report to Shareholders o December 31, 2003




                                 [COVER IMAGE]





YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                    --Servicemark--

====================================================================
AIM PREMIER EQUITY FUND SEEKS LONG-TERM GROWTH OF CAPITAL.
INCOME IS A SECONDARY OBJECTIVE.
====================================================================

o Unless otherwise stated, information presented is as of 12/31/03 and is based on total net assets.


ABOUT SHARE CLASSES

o Effective 9/30/03, Class B shares are     o Due to significant market volatility,     Industry classifications used in this
not available as an investment for          results of an investment made today may     report are generally according to the
retirement plans maintained pursuant to     differ substantially from the historical    Global Industry Classification Standard,
Section 401 of the Internal Revenue         performance shown. Call your financial      which was developed by and is the
Code, including 401(k) plans, money         advisor for more current performance.       exclusive property and a service mark of
purchase pension plans and profit                                                       Morgan Stanley Capital International
sharing plans. Plans that have existing     ABOUT INDEXES USED IN THIS REPORT           Inc. and Standard & Poor's.
accounts invested in Class B shares will
continue to be allowed to make              o The unmanaged Standard & Poor's           A description of the policies and
additional purchases.                       Composite Index of 500 Stocks (the S&P      procedures that the Fund uses to
                                            500--Registered Trademark--) is an index    determine how to vote proxies relating
o Class R shares are available only to      of common stocks frequently used as a       to portfolio securities is available
certain retirement plans. Please see the    general measure of U.S. stock market        without charge, upon request, by calling
prospectus for more information. They       performance.                                800-959-4246, or on the AIM Web site,
are sold at net asset value, that is,                                                   AIMinvestments.com.
without up-front sales charges.             o The unmanaged Lipper Large-Cap Core
                                            Equity Fund Index represents an average
PRINCIPAL RISKS OF INVESTING IN THE FUND    of the performance of the 30 largest
                                            largecapitalization core equity funds
o International investing presents          tracked by Lipper, Inc., an independent
certain risks not associated with           mutual fund performance monitor.
investing solely in the United States.
These include risks relating to             o A direct investment cannot be made in
fluctuations in the value of the U.S.       an index. Unless otherwise indicated,
dollar relative to the values of other      index results include reinvested
currencies, the custody arrangements        dividends, and they do not reflect sales
made for the fund's foreign holdings,       charges. Performance of an index of
differences in accounting, political        funds reflects fund expenses;
risks and the lesser degree of public       performance of a market index does not.
information required to be provided by
non-U.S. companies.

===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE              THIS REPORT MAY BE DISTRIBUTED ONLY TO SHAREHOLDERS OR TO PERSONS
===================================================              WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE FUND. PLEASE READ
                                                                 THE PROSPECTUS CAREFULLY AND CONSIDER THE INVESTMENT OBJECTIVES,
                                                                 RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY
                                                                 BEFORE INVESTING.

AIMinvestments.com

TO OUR SHARE HOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           The fiscal year ended December 31, 2003, was a welcome
ROBERT H.           change from the bear market of the previous three years.
GRAHAM]             Major stock market indexes here and abroad delivered
                    positive performance, with double-digit returns more the
ROBERT H. GRAHAM    rule than the exception. As is historically the case, bond market returns were more modest, but nonetheless positive as well. The U.S. economy appears to have turned a corner, with solid growth in gross domestic product. Overseas, particularly in Europe, economic performance was not so robust but appeared to pick up during the second half of the year.

                       U.S. investors seem to have regained their confidence,
                    putting $152.77 billion in new money into stock mutual funds during 2003 and $31.40 billion into bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered large net outflows during 2003.

   The durability of these trends is, of course, unpredictable, but the economy does appear to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong. Nevertheless, we caution all our shareholders against thinking that 2004 will be a repeat of 2003. We simply do not know.

   What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

   For information on your fund's performance and management during the fiscal year, please see the management discussion that begins on the following page.

VISIT OUR WEB SITE

As you are aware, the mutual fund industry, including AIM Investments, has been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We encourage you to visit AIMinvestments.com often to monitor developments. We will continue to post updates on these issues as information becomes available.

   The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. We welcome these efforts, as does the industry trade group, the Investment Company Institute. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

   Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, you can contact one of our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman and President
February 9, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

AIM PREMIER EQUITY FUND                                                                 analysts changed from being generalists
POSTS DOUBLE-DIGIT RETURNS                                                              to focusing on specific sectors and
                                                                                        industries to identify stocks for the
AIM Premier Equity Fund Class A shares      2003. As of the close of the year,          portfolio.
returned 24.90% at net asset value for      approximately 64% of the companies in
the fiscal year ended December 31, 2003.    the S&P 500 Index had reported                 Virtually all sectors of the S&P 500
If sales charges were included,             third-quarter earnings that exceeded        Index made positive contributions to the
performance would be lower. (Results for    analysts' expectations while                fund's performance during the fiscal
other share classes are shown in the        approximately 20.5% had reported            year. The consumer discretionary and
table on page 3). By comparison, the S&P    earnings that met those estimates. The      telecommunications services sectors were
500--Registered Trademark-- Index           job market, while improving, continued      the strongest contributors. Within the
returned 28.67% for the year, and the       to be weak, as the nation's unemployment    consumer discretionary sector, our
Lipper Large- Cap Core Fund Index           rate stood at 5.7% at the close of the      overweight position in retail and media
returned 24.80%.                            year.                                       stocks helped drive strong fund
                                                                                        performance.
MARKET CONDITIONS                              All sectors of the S&P 500 Index
                                            recorded gains for the fiscal year.            Consumer strength remained solid
Amid a backdrop of generally improving      Information technology, consumer            throughout the year, improving earnings
economic conditions, the S&P 500 Index      discretionary and materials were the        and sentiment in the retail sector.
declined at the beginning of 2003,          top-performing sectors while                Media companies benefited from the
dropping to its lowest level of the year    telecommunication services, consumer        resumption of ad spending. Our
on March 11. The index then rallied,        staples and health care were the            underweight position in regional Bell
posting a cumulative total return of        weakest-performing sectors.                 operating companies and overweight
40.86% from its low through the end of                                                  position in wireless services companies
the reporting period.                          Small- and mid-cap stocks generally      helped performance in
                                            outperformed large-cap stocks for the       telecommunications.
   During this rally, the United States     year. The performance of growth and
and its allies took military action         value stocks was similar, although             Stock selection in the financials and
against Iraq and toppled the regime of      mid-cap growth stocks generally             information technology sectors generally
Saddam Hussein. The nation's gross          outperformed their value counterparts.      hindered the fund's performance during
domestic product, generally considered                                                  the period. Within both sectors the fund
the broadest measure of economic            YOUR FUND                                   owned many companies that contributed
activity, expanded at an annualized rate                                                positively to the fund's performance.
of 3.1% in the second quarter, 8.2% in      During the past year, AIM added managers    However, because of the fund's large-cap
the third quarter, and 4.0% in the          with specific sector expertise to build     focus, the fund did not own several
fourth quarter of                           on the tactical changes it made early in    small companies that resulted in better
                                            the third quarter of 2002. At that time,    performance for the fund's benchmark.
                                            managers and
                                                                                           Within technology, we had less
                                                                                        exposure to the most economically
                                                                                        sensitive companies

====================================================================================================================================
PORTFOLIO COMPOSITION BY SECTOR    TOP 10 EQUITY HOLDINGS* as of 12/31/03         TOP 10 INDUSTRIES* as of 12/31/03
12/31/02-12/31/03
                                    1. Pfizer, Inc.                        4.0%    1. Pharmaceuticals                        8.2%
            (PIE CHART)
                                    2. Citigroup Inc.                      4.0     2. Industrial Conglomerates               5.9
FINANCIALS                 20.43%
                                    3. Microsoft Corp.                     3.6     3. Systems Software                       5.4
INFORMATION TECHNOLOGY     19.30%
                                    4. General Electric Co.                3.6     4. Integrated Oil & Gas                   4.8
HEALTH CARE                13.03%
                                    5. Exxon Mobil Corp.                   2.9     5. Other Diversified Financial Services   4.0
CONSUMER DISCRETIONARY     12.64%
                                    6. American International Group, Inc.  2.5     6. Diversified Banks                      3.8
CASH & OTHER               34.60%
                                    7. Fannie Mae.                         2.3     7. Computer Hardware                      3.7

                                    8. Proctor & Gamble Co.                2.1     8. Household Products                     3.4

                                    9. Intel Corp.                         2.1     9. Semiconductors                         3.3

                                   10. Bank of America Corp.               2.0    10. Investment Banking & Brokerage         3.3

*  Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

than the fund's benchmark, and we missed       Detracting from the fund's                              ROBERT A. SHELTON
the performance opportunity. Our            performance was HCA Inc., one of the                       Mr. Shelton, CFA, is lead
requirement for long-term consistent        nation's top hospital operators, which      [PHOTO OF      portfolio manager of AIM
growth precludes our focusing purely on     experienced an unexpected shortfall in      ROBERT A.      Premier Equity Fund. Mr.
economically sensitive stocks such as       patient volume and an increase in bad       SHELTON        Shelton joined AIM in
many of those in the technology sector.     debt during the first quarter of 2003.                     1995 as an investment
Thus, the underperformance of less          Freddie Mac, a shareholder-owned,                          officer and a portfolio
economically sensitive companies            governmentsponsored entity that                            analyst for equity
dampened the fund's performance in          purchases, securitizes and invests in       securities and was promoted to portfolio
comparison to funds with a greater focus    home mortgages, also detracted from         manager in 1997. He has been in the
on companies whose performance is more      performance. Restating its earnings,        investment business since 1991. Mr.
closely tied to the economy.                Freddie Mac uncovered accounting            Shelton received a B.S. in business
                                            irregularities and employee misconduct      administration from Washington & Lee
   During the year, we added materials      resulting in numerous lawsuits being        University.
sector stocks to the fund's portfolio       filed against the firm. Subsequently,
and significantly boosted holdings in       Freddie Mac restructured its business                      ABEL GARCIA
industrials and information technology.     and fired those executives responsible      [PHOTO OF      Mr. Garcia joined AIM in
As expectations became too high in the      for the misconduct.                         ABEL GARCIA]   2000. He began his
consumer discretionary sector, we                                                                      investment career in 1973
significantly decreased the fund's          IN CLOSING                                                 as an analyst and then a
holdings in the sector.                                                                                portfolio manager. Mr.
                                            The fund's management team continues to                    Garcia has a B.B.A. from
   Among the portfolio's top-performing     work diligently to meet the fund's                         St. Mary's University and
equities was Citigroup Inc., which in       objective of seeking long-term capital      an M.B.A. from The Wharton School at the
2003 overtook Japan's Mizuho Financial      growth by investing in stocks of            University of Pennsylvania.
to become the world's largest financial     companies that are undervalued relative
services firm. In September, the company    to the stock market as a whole, and that                   KELLIE VEAZEY
reported third-quarter earnings of $4.69    can provide growth with income a            [PHOTO OF      Ms. Veazey, CFA, joined
billion, a 27% increase over the prior      secondary objective. Our investment         KELLIE         AIM in 1995 after working
year and a company record. Another          discipline focuses on investing in          VEAZEY]        as an equity trader and a
strong contributor was Best Buy Co.,        large-cap companies that we believe have                   mutual fund accountant.
Inc., the nation's leading consumer         the ability to provide consistent                          She was promoted to her
electronics retailer, which announced a     long-term growth.                                          current position on the
42% increase in third-quarter earnings.                                                                Premier Equity team after
We sold the stock to secure profits for           See important fund and index          serving three years as an equity trader.
the portfolio when we thought sales             disclosures inside front cover.         Ms. Veazey earned her B.A. in finance
estimates became unrealistically high in                                                and real estate and an M.B.A. in finance
November and December.                                                                  from Texas Tech University.
                                            TOTAL NUMBER OF HOLDINGS*            96
FUND VS. INDEXES                            TOTAL NET ASSETS          $9.17 BILLION                    MEGGAN M. WALSH
                                                                                        [PHOTO OF      Ms. Walsh, CFA, has been
Total returns, 12/31/02-12/31/03,                                                       MEGGAN M.      in the investment
excluding sales charges                                                                 WALSH]         business since 1987. She
                                                                                                       joined AIM in 1991 as a
If sales charges were included,                                                                        trader of short-term
performance would be lower.                                                                            taxable fixed income
                                                                                        securities, and in 1992 was promoted to
Class A Shares                      24.90%                                              vice president and portfolio manager in
Class B Shares                      23.76                                               the long-term fixed income area. In 1998
Class C Shares                      23.90                                               Ms. Walsh assumed portfolio management
Class R Shares                      24.53                                               duties in AIM's equities department. In
S&P 500 Index                       28.67                                               2000 she earned a promotion to senior
(Broad Market and Style-Specific Index)                                                 portfolio manager. Prior to joining AIM,
Lipper Large-Cap Core Index         24.80                                               Ms. Walsh managed money market
(Peer Group Index)                                                                      securities and conducted financial
                                                                                        analysis. Ms. Walsh received a
Source: Lipper, Inc.                                                                    bachelor's degree in finance from the
                                                                                        University of Maryland and an M.B.A.
                                                                                        from Loyola University.

                                                                                                       MICHAEL YELLEN
                                                                                        [PHOTO OF      Mr. Yellen came to AIM in
                                                                                        MICHAEL        1998 after working as an
                                                                                        YELLEN]        investment analyst for
                                                                                                       health care industries.
                                                                                                       He was promoted to
                                                                                                       portfolio manager in 1996
                                                                                                       and had primary
                                                                                        responsibility for the GT Applied
                                                                                        Science Fund and the GT Healthcare Fund,
                                                                                        both offshore funds, until assuming his
                                                                                        present responsibilities with AIM. He
                                                                                        began his career in 1991 as a senior
                                                                                        securities analyst. Mr. Yellen holds a
                                                                                        B.A. from Stanford University.

                                                                                        Assisted by the Premier Equity Team

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

5/1/84-12/31/03
Index data from 4/30/84

                                    DATE                   AIM PREMIER EQUITY         S&P 500                    LIPPER LARGE-CAP
                                                           FUND CLASS A SHARES        INDEX                      CORE FUND INDEX

                                      5/1/1984                      9450              10000                            10000
                                    12/31/1984                     10384              10786                            10960
                                    12/31/1985                     12741              14208                            14204
                                    12/31/1986                     13862              16860                            16335
                                    12/31/1987                     14689              17745                            16824
                                    12/31/1988                     17715              20684                            19189
                                    12/31/1989                     23303              27227                            24665
                                    12/31/1990                     23743              26380                            23935
[MOUNTAIN CHART]                    12/31/1991                     34058              34400                            31427
                                    12/31/1992                     39643              37017                            33846
                                    12/31/1993                     47057              40740                            37709
                                    12/31/1994                     48595              41275                            37302
                                    12/31/1995                     65543              56767                            49148
                                    12/31/1996                     75054              69792                            58899
                                    12/31/1997                     93033              93069                            76112
                                    12/31/1998                    123499             119686                            96612
                                    12/31/1999                    160496             144859                           115306
                                    12/31/2000                    136476             131675                           106809
                                    12/31/2001                    118755             116037                            93101
                                    12/31/2002                     82052              90402                            73332
                                    12/31/03                      102498             116317                            91522

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's share classes will differ due to different sales charge structures and class expenses.

   Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

   In evaluating this chart, please note that the chart uses a logarithmic scal along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scal increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund's early years. AIM uses a logarithmic scale in financial reports of funds that have more than five years of performance history.

AVERAGE ANNUAL TOTAL RETURNS               *Class R shares were first offered on          The fund's performance figures are
As of 12/31/03, including sales charges    June 3, 2002. Returns prior to that date    historical, and they reflect fund
CLASS A SHARES                             are hypothetical results based on Class     expenses, the reinvestment of
Inception (5/1/84)               12.56%    A results since December 31, 1993 at net    distributions, and changes in net asset
 10 Years                         7.49     asset value, adjusted to reflect Class R    value. Performance data quoted represent
 5 Years                         -4.75     12b-1 fees. Class R share returns do not    past performance, and the investment
 1 Year                          17.99     include a 0.75% contingent deferred         return and principal value of an
                                           sales charge that may be imposed on a       investment will fluctuate so that an an
CLASS B SHARES                             total redemption of retirement plan         investor's shares, when redeemed, may be
Inception (10/18/93)              7.19     assets within the first year.               worth more or less than their original
 10 Years                         7.41                                                 cost.
  5 Years                        -4.73     Current performance may be lower or
  1 Year                         18.76     higher than the performance data quoted.       Class A share performance reflects
                                           Past performance cannot guarantee           the maximum 5.50% sales charge, and
CLASS C SHARES                             comparable future results. Due to           Class B and Class C share performance
Inception (8/4/97)                0.78     significant market volatility, results      reflects the applicable contingent
  5 Years                        -4.40     of an investment made today may differ      deferred sales charge (CDSC) for the
  1 Year                         22.90     substantially from the historical           period involved. The CDSC on Class B
                                           performance shown. Please visit             shares declines from 5% beginning at the
CLASS R SHARES*                            AIMinvestments.com for the most current     time of purchase to 0% at the beginning
 10 Years                         7.82     month-end performance.                      of the seventh year. The CDSC on Class C
  5 Years                        -3.91                                                 shares is 1% for the first year after
  1 Year                         24.53                                                 purchase. The performance of the fund's
                                                                                       share classes will differ due to
                                                                                       different sales charge structures and
                                                                                       class expenses.

SUPPLEMENT TO ANNUAL REPORT DATED 12/31/03

AIM PREMIER EQUITY FUND

INSTITUTIONAL CLASS SHARES                 AVERAGE ANNUAL TOTAL RETURNS           Please note that past performance is
                                           For periods ended 12/31/03             not indicative of future results. More
The following information has been                                                recent returns may be more or less than
prepared to provide Institutional          Inception (3/15/02)          -6.37%    those shown. All returns assume
Class shareholders with a performance      1 Year                       25.43     reinvestment of distributions at net
overview specific to their holdings.                                              asset value. Investment return and
Institutional Class shares are offered                                            principal value will fluctuate so your
exclusively to institutional investors,                                           shares, when redeemed, may be worth
including defined contribution plans                                              more or less than their original cost.
that meet certain criteria. Performance                                           See full report for information on
of Institutional Class shares will                                                comparative benchmarks. If you have
differ from performance of Class A                                                questions, please consult your fund
shares due to differing sales charges                                             prospectus or call 800-451-4246. A I M
and class expenses.                                                               Distributors, Inc.



FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

                           YOUR GOALS. OUR SOLUTIONS.
                                 --Servicemark--

AIMinvestments.com      PEQ-INS-1            [AIM INVESTMENTS LOGO APPEARS HERE]
                                                        --Servicemark--

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.98%

ADVERTISING-1.71%

Omnicom Group Inc.                               1,789,800   $  156,303,234
===========================================================================

AEROSPACE & DEFENSE-1.44%

Lockheed Martin Corp.                            1,477,200       75,928,080
---------------------------------------------------------------------------
United Technologies Corp.                          588,900       55,810,053
===========================================================================
                                                                131,738,133
===========================================================================

AIR FREIGHT & LOGISTICS-0.33%

FedEx Corp.                                        448,000       30,240,000
===========================================================================

AIRLINES-0.66%

Southwest Airlines Co.                           3,730,300       60,207,042
===========================================================================

ALUMINUM-0.31%

Alcoa Inc.                                         751,000       28,538,000
===========================================================================

APPAREL RETAIL-0.52%

Gap, Inc. (The)                                  2,049,600       47,571,216
===========================================================================

APPLICATION SOFTWARE-1.30%

BEA Systems, Inc.(a)                             3,184,600       39,170,580
---------------------------------------------------------------------------
SAP A.G.-ADR (Germany)                           1,931,000       80,252,360
===========================================================================
                                                                119,422,940
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.42%

Bank of New York Co., Inc. (The)                 3,928,400      130,108,608
===========================================================================

BIOTECHNOLOGY-1.56%

Amgen Inc.(a)                                    2,319,600      143,351,280
===========================================================================

BREWERS-1.00%

Anheuser-Busch Cos., Inc.                        1,734,000       91,347,120
===========================================================================

BROADCASTING & CABLE TV-3.05%

Clear Channel Communications, Inc.                 992,300       46,469,409
---------------------------------------------------------------------------
Comcast Corp.-Class A(a)                           752,032       24,719,292
---------------------------------------------------------------------------
Comcast Corp.-Special Class A(a)                 4,568,800      142,912,064
---------------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)              1,900,200       65,461,890
===========================================================================
                                                                279,562,655
===========================================================================

BUILDING PRODUCTS-0.57%

American Standard Cos. Inc.(a)                     519,650       52,328,755
===========================================================================

COMMUNICATIONS EQUIPMENT-2.92%

Cisco Systems, Inc.(a)                           7,443,600      180,805,044
---------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                          5,129,900       87,208,300
===========================================================================
                                                                268,013,344
===========================================================================

---------------------------------------------------------------------------
                                                                 MARKET
                                                 SHARES          VALUE

COMPUTER HARDWARE-3.69%

Dell Inc.(a)                                     5,399,500   $  183,367,020
---------------------------------------------------------------------------
International Business Machines Corp.            1,671,200      154,886,816
===========================================================================
                                                                338,253,836
===========================================================================

CONSUMER FINANCE-1.28%

American Express Co.                             1,650,000       79,579,500
---------------------------------------------------------------------------
SLM Corp.                                        1,007,700       37,970,136
===========================================================================
                                                                117,549,636
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.20%

Affiliated Computer Services, Inc.-Class A(a)    1,307,600       71,211,896
---------------------------------------------------------------------------
Paychex, Inc.                                    1,046,100       38,914,920
===========================================================================
                                                                110,126,816
===========================================================================

DEPARTMENT STORES-0.49%

Federated Department Stores, Inc.                  952,800       44,905,464
===========================================================================

DIVERSIFIED BANKS-3.79%

Bank of America Corp.                            2,306,100      185,479,623
---------------------------------------------------------------------------
U.S. Bancorp                                     1,479,800       44,068,444
---------------------------------------------------------------------------
Wells Fargo & Co.                                2,007,100      118,198,119
===========================================================================
                                                                347,746,186
===========================================================================

DIVERSIFIED CAPITAL MARKETS-0.71%

J.P. Morgan Chase & Co.                          1,761,500       64,699,895
===========================================================================

DIVERSIFIED CHEMICALS-0.91%

Dow Chemical Co. (The)                             787,000       32,715,590
---------------------------------------------------------------------------
E. I. du Pont de Nemours & Co.                   1,100,000       50,479,000
===========================================================================
                                                                 83,194,590
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.36%

Cendant Corp.(a)                                 4,403,900       98,074,853
---------------------------------------------------------------------------
Cintas Corp.                                       534,700       26,804,511
===========================================================================
                                                                124,879,364
===========================================================================

DRUG RETAIL-0.48%

Walgreen Co.                                     1,212,900       44,125,302
===========================================================================

ENVIRONMENTAL SERVICES-1.00%

Waste Management, Inc.                           3,094,000       91,582,400
===========================================================================

FOOTWEAR-1.02%

NIKE, Inc.-Class B                               1,358,800       93,023,448
===========================================================================

GENERAL MERCHANDISE STORES-1.73%

Target Corp.                                     4,124,900      158,396,160
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

HEALTH CARE EQUIPMENT-0.97%

Guidant Corp.                                      649,200   $   39,081,840
---------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          817,800       50,172,030
===========================================================================
                                                                 89,253,870
===========================================================================

HEALTH CARE FACILITIES-0.66%

HCA Inc.                                         1,400,800       60,178,368
===========================================================================

HOME IMPROVEMENT RETAIL-0.84%

Home Depot, Inc. (The)                           2,173,900       77,151,711
===========================================================================

HOTELS, RESORTS & CRUISE LINES-0.54%

Starwood Hotels & Resorts Worldwide, Inc.        1,384,700       49,807,659
===========================================================================

HOUSEHOLD PRODUCTS-3.38%

Clorox Co. (The)                                 1,426,900       69,290,264
---------------------------------------------------------------------------
Colgate-Palmolive Co.                              928,400       46,466,420
---------------------------------------------------------------------------
Procter & Gamble Co. (The)                       1,945,800      194,346,504
===========================================================================
                                                                310,103,188
===========================================================================

HYPERMARKETS & SUPER CENTERS-2.06%

Wal-Mart de Mexico S.A. de C.V.-Series V
  (Mexico)                                      17,488,800       49,881,235
---------------------------------------------------------------------------
Wal-Mart Stores, Inc.                            2,619,100      138,943,255
===========================================================================
                                                                188,824,490
===========================================================================

INDUSTRIAL CONGLOMERATES-5.94%

3M Co.                                             997,000       84,774,910
---------------------------------------------------------------------------
General Electric Co.                            10,731,700      332,468,066
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                4,815,900      127,621,350
===========================================================================
                                                                544,864,326
===========================================================================

INDUSTRIAL MACHINERY-2.60%

Danaher Corp.                                    1,768,700      162,278,225
---------------------------------------------------------------------------
Dover Corp.                                        691,000       27,467,250
---------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)               720,000       48,873,600
===========================================================================
                                                                238,619,075
===========================================================================

INTEGRATED OIL & GAS-4.77%

BP PLC-ADR (United Kingdom)                      1,972,200       97,328,070
---------------------------------------------------------------------------
ConocoPhillips                                   1,156,600       75,838,262
---------------------------------------------------------------------------
Exxon Mobil Corp.                                6,430,700      263,658,700
===========================================================================
                                                                436,825,032
===========================================================================

INVESTMENT BANKING & BROKERAGE-3.28%

Merrill Lynch & Co., Inc.                        2,321,300      136,144,245
---------------------------------------------------------------------------
Morgan Stanley                                   2,846,400      164,721,168
===========================================================================
                                                                300,865,413
===========================================================================

---------------------------------------------------------------------------
                                                                 MARKET
                                                 SHARES          VALUE

IT CONSULTING & OTHER SERVICES-0.63%

Accenture Ltd.-Class A (Bermuda)(a)              2,208,000   $   58,114,560
===========================================================================

MANAGED HEALTH CARE-1.60%

Anthem, Inc.(a)                                    940,100       70,507,500
---------------------------------------------------------------------------
UnitedHealth Group Inc.                          1,310,400       76,239,072
===========================================================================
                                                                146,746,572
===========================================================================

MOVIES & ENTERTAINMENT-1.13%

Viacom Inc.-Class B                              2,332,300      103,507,474
===========================================================================

MULTI-LINE INSURANCE-2.52%

American International Group, Inc.               3,490,400      231,343,712
===========================================================================

OIL & GAS DRILLING-0.29%

GlobalSantaFe Corp. (Cayman Islands)             1,067,000       26,493,610
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.06%

BJ Services Co.(a)                                 707,800       25,410,020
---------------------------------------------------------------------------
Halliburton Co.                                  1,753,300       45,585,800
---------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    485,200       26,550,144
===========================================================================
                                                                 97,545,964
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.97%

Citigroup Inc.                                   7,491,000      363,613,140
===========================================================================

PHARMACEUTICALS-8.24%

Allergan, Inc.                                     764,000       58,682,840
---------------------------------------------------------------------------
Johnson & Johnson                                2,204,700      113,894,802
---------------------------------------------------------------------------
Lilly (Eli) & Co.                                  541,500       38,083,695
---------------------------------------------------------------------------
Merck & Co. Inc.                                   996,700       46,047,540
---------------------------------------------------------------------------
Pfizer Inc.                                     10,433,100      368,601,423
---------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         551,200       31,258,552
---------------------------------------------------------------------------
Wyeth                                            2,331,100       98,955,195
===========================================================================
                                                                755,524,047
===========================================================================

PROPERTY & CASUALTY INSURANCE-0.64%

Chubb Corp. (The)                                  866,500       59,008,650
===========================================================================

RESTAURANTS-1.08%

McDonald's Corp.                                 1,723,300       42,789,539
---------------------------------------------------------------------------
Yum! Brands, Inc.(a)                             1,622,300       55,807,120
===========================================================================
                                                                 98,596,659
===========================================================================

SEMICONDUCTOR EQUIPMENT-0.81%

Applied Materials, Inc.(a)                       3,320,300       74,540,735
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

SEMICONDUCTORS-3.35%

Analog Devices, Inc.                             2,519,000   $  114,992,350
---------------------------------------------------------------------------
Intel Corp.                                      5,977,000      192,459,400
===========================================================================
                                                                307,451,750
===========================================================================

SOFT DRINKS-2.19%

Coca-Cola Co. (The)                              2,289,900      116,212,425
---------------------------------------------------------------------------
PepsiCo, Inc.                                    1,817,700       84,741,174
===========================================================================
                                                                200,953,599
===========================================================================

SPECIALTY STORES-0.53%

Staples, Inc.(a)                                 1,782,600       48,664,980
===========================================================================

SYSTEMS SOFTWARE-5.40%

Computer Associates International, Inc.          2,386,100       65,235,974
---------------------------------------------------------------------------
Microsoft Corp.                                 12,128,800      334,027,152
---------------------------------------------------------------------------
Oracle Corp.(a)                                  2,931,300       38,693,160
---------------------------------------------------------------------------
VERITAS Software Corp.(a)                        1,536,100       57,081,476
===========================================================================
                                                                495,037,762
===========================================================================

THRIFTS & MORTGAGE FINANCE-2.82%

Fannie Mae                                       2,796,900      209,935,314
---------------------------------------------------------------------------
Freddie Mac                                        834,900       48,691,368
===========================================================================
                                                                258,626,682
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.23%

Nextel Communications, Inc.-Class A(a)           2,155,200       60,474,912
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                                 MARKET
                                                 SHARES          VALUE
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Vodafone Group PLC (United Kingdom)             21,113,210   $   52,211,226
===========================================================================
                                                                112,686,138
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $7,723,102,821)                         8,892,164,590
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

U.S. TREASURY BILLS-0.32%

  0.87%, 3/18/04 (Cost $29,744,866)(b)         $29,800,000(c) $   29,741,890
===========================================================================
                                                 SHARES

MONEY MARKET FUNDS-3.27%

Liquid Assets Portfolio(d)                     149,855,268      149,855,268
---------------------------------------------------------------------------
STIC Prime Portfolio(d)                        149,855,268      149,855,268
===========================================================================
    Total Money Market Funds (Cost
      $299,710,536)                                             299,710,536
===========================================================================
TOTAL INVESTMENTS-100.57% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $8,052,558,223)                                             9,221,617,016
===========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.31%

Liquid Assets Portfolio(d)(e)                  119,778,490      119,778,490
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $119,778,490)                                       119,778,490
===========================================================================
TOTAL INVESTMENTS-101.88% (Cost
  $8,172,336,713)                                             9,341,395,506
===========================================================================
OTHER ASSETS LESS LIABILITIES-(1.88%)                          (172,445,780)
===========================================================================
NET ASSETS-100.00%                                           $9,168,949,726
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section G and Note 9.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $7,752,847,687)*                           $ 8,921,906,480
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $419,489,026)                      419,489,026
------------------------------------------------------------
Receivables for:
  Variation margin                                   616,250
------------------------------------------------------------
  Fund shares sold                                 2,056,520
------------------------------------------------------------
  Dividends                                        7,347,461
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   545,602
------------------------------------------------------------
Other assets                                         555,079
============================================================
    Total assets                               9,352,516,418
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          51,684,653
------------------------------------------------------------
  Deferred compensation and retirement
    plans                                          1,140,857
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       119,778,490
------------------------------------------------------------
Accrued distribution fees                          4,384,225
------------------------------------------------------------
Accrued transfer agent fees                        5,649,228
------------------------------------------------------------
Accrued operating expenses                           929,239
============================================================
    Total liabilities                            183,566,692
============================================================
Net assets applicable to shares outstanding  $ 9,168,949,726
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $12,715,830,414
------------------------------------------------------------
Undistributed net investment income (loss)          (990,003)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign
  currencies, foreign currency contracts,
  futures contracts and option contracts      (4,725,989,892)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies, foreign
  currency contracts and futures contracts     1,180,099,207
============================================================
                                             $ 9,168,949,726
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 5,116,443,760
____________________________________________________________
============================================================
Class B                                      $ 3,616,395,032
____________________________________________________________
============================================================
Class C                                      $   433,332,073
____________________________________________________________
============================================================
Class R                                      $       651,427
____________________________________________________________
============================================================
Institutional Class                          $     2,127,434
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          545,512,843
____________________________________________________________
============================================================
Class B                                          413,122,277
____________________________________________________________
============================================================
Class C                                           49,471,462
____________________________________________________________
============================================================
Class R                                               69,738
____________________________________________________________
============================================================
Institutional Class                                  224,569
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          9.38
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.38 divided
      by 94.50%)                             $          9.93
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $          8.75
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $          8.76
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $          9.34
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $          9.47
____________________________________________________________
============================================================

 * At December 31, 2003, securities with an aggregate market value of

   $116,256,265 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $384,236)        $  112,060,220
----------------------------------------------------------------------------
Dividends from affiliated money market funds*                      7,735,893
----------------------------------------------------------------------------
Interest                                                             552,453
============================================================================
    Total investment income                                      120,348,566
============================================================================

EXPENSES:

Advisory fees                                                     56,790,898
----------------------------------------------------------------------------
Administrative services fees                                         761,336
----------------------------------------------------------------------------
Custodian fees                                                       517,480
----------------------------------------------------------------------------
Distribution fees:

  Class A                                                         11,843,149
----------------------------------------------------------------------------
  Class B                                                         38,803,582
----------------------------------------------------------------------------
  Class C                                                          4,242,684
----------------------------------------------------------------------------
  Class R                                                              2,329
----------------------------------------------------------------------------
Transfer agent fees (Class A, B, C, & R)                          31,497,701
----------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                             1,118
----------------------------------------------------------------------------
Trustees' fees                                                       139,410
----------------------------------------------------------------------------
Other                                                              2,807,219
============================================================================
    Total expenses                                               147,406,906
============================================================================
Less: Fees waived and expense offset arrangements                 (1,322,457)
----------------------------------------------------------------------------
    Net expenses                                                 146,084,449
============================================================================
    Net investment income (loss)                                 (25,735,883)
============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY
  CONTRACTS, FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         (585,972,855)
----------------------------------------------------------------------------
  Foreign currencies                                                (123,194)
----------------------------------------------------------------------------
  Foreign currency contracts                                      (3,466,091)
----------------------------------------------------------------------------
  Futures contracts                                               69,449,042
----------------------------------------------------------------------------
  Option contracts written                                           480,126
============================================================================
                                                                (519,632,972)
============================================================================
Change in net unrealized appreciation of:
  Investment securities                                        2,484,939,325
----------------------------------------------------------------------------
  Foreign currencies                                                  17,615
----------------------------------------------------------------------------
  Foreign currency contracts                                          80,695
----------------------------------------------------------------------------
  Futures contracts                                               20,750,367
============================================================================
                                                               2,505,788,002
============================================================================
Net gain from investment securities, foreign currencies,
  foreign currency contracts, futures contracts and option
  contracts                                                    1,986,155,030
============================================================================
Net increase in net assets resulting from operations          $1,960,419,147
____________________________________________________________________________
============================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                   2003               2002
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (25,735,883)   $   (64,174,804)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                               (519,632,972)    (2,370,879,580)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                    2,505,788,002     (2,871,180,046)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 1,960,419,147     (5,306,234,430)
================================================================================================
Share transactions-net:
  Class A                                                        (586,536,341)    (1,392,867,197)
------------------------------------------------------------------------------------------------
  Class B                                                      (1,467,119,888)    (2,339,535,311)
------------------------------------------------------------------------------------------------
  Class C                                                        (101,720,007)      (232,888,880)
------------------------------------------------------------------------------------------------
  Class R                                                             318,566            200,138
------------------------------------------------------------------------------------------------
  Institutional Class                                                (625,385)         2,649,533
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (2,155,683,055)    (3,962,441,717)
================================================================================================
    Net increase (decrease) in net assets                        (195,263,908)    (9,268,676,147)
================================================================================================

NET ASSETS:

  Beginning of year                                             9,364,213,634     18,632,889,781
================================================================================================
  End of year (including undistributed net investment income
    (loss) of $(990,003) and $(911,328) for 2003 and 2002,
    respectively)                                             $ 9,168,949,726    $ 9,364,213,634
________________________________________________________________________________________________
================================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Premier Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital. Income is a secondary objective. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the fund would continue to be subject to market risk with respect to the value of contracts and continue to be required to maintain the margin deposits on the futures contract.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued with approval of the Board of Trustees without further notice to investors. For the year ended December 31, 2003, AIM waived fees of $1,170,110.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $761,336 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as

A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended December 31, 2003, AISI retained $13,352,135 for such services and had no class specific transfer agent fee reimbursements.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B, Class C and Class R shares paid $11,843,149, $38,803,582, $4,242,684, and $2,329, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2003, AIM Distributors retained $467,280 in front-end sales commissions from the sale of Class A shares and $59,617, $1,396, $22,796 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.



NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period December 31, 2003.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                             UNREALIZED
                        MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION    MARKET VALUE     DIVIDEND     REALIZED
                         12/31/2002        AT COST         FROM SALES      (DEPRECIATION)    12/31/2003       INCOME     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio             $371,645,740    $  914,484,665   $(1,136,275,137)        $ --       $149,855,268    $3,886,345        $ --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio     371,645,740       914,484,665    (1,136,275,137)          --        149,855,268     3,753,745          --
====================================================================================================================================
         Subtotal       $743,291,480    $1,828,969,330   $(2,272,550,274)        $ --       $299,710,536    $7,640,090        $ --
____________________________________________________________________________________________________________________________________
====================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FORM SECURITIES LENDING TRANSACTIONS:

                                                                            UNREALIZED
                        MARKET VALUE     PURCHASES         PROCEEDS        APPRECIATION    MARKET VALUE    DIVIDEND     REALIZED
                         12/31/2002       AT COST         FROM SALES      (DEPRECIATION)    12/31/2003     INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio             $135,612,100   $  885,508,130   $  (901,341,740)        $ --       $119,778,490   $   95,803        $ --
==================================================================================================================================

         Total          $878,903,580   $2,714,477,460   $(3,173,892,014)        $ --       $419,489,026   $7,735,893        $ --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $913,362.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian.

    For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $148,646 and reductions in custodian fees of $3,701 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $152,347.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $28,458 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with to these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $116,256,265 were on loan to brokers. The loans were secured by cash collateral of $119,778,490 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $95,803 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

               TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------
                                     CALL OPTION CONTRACTS
                                    ------------------------
                                    NUMBER OF     PREMIUMS
                                    CONTRACTS     RECEIVED
------------------------------------------------------------
Beginning of year                        --      $        --
------------------------------------------------------------
Written                              17,550        2,618,650
------------------------------------------------------------
Closed                               (7,650)      (1,400,216)
------------------------------------------------------------
Exercised                            (9,900)      (1,218,434)
============================================================
End of year                              --      $        --
____________________________________________________________
============================================================

NOTE 9--FUTURES CONTRACTS

On December 31, 2003, $15,117,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                    OPEN FUTURES CONTRACTS AT PERIOD END
----------------------------------------------------------------------------
                        NO. OF       MONTH/         MARKET       UNREALIZED
CONTRACT               CONTRACTS   COMMITMENT       VALUE       APPRECIATION
----------------------------------------------------------------------------
S&P 500                   850      Mar-04/Long   $236,002,500   $11,022,800
____________________________________________________________________________
============================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and December 31, 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments       $ 1,156,703,704
------------------------------------------------------------
Temporary book/tax differences                      (990,003)
------------------------------------------------------------
Capital loss carryforward                     (4,702,594,389)
------------------------------------------------------------
Capital (par value and additional
  paid-in)                                    12,715,830,414
============================================================
Total net assets                             $ 9,168,949,726
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the tax recognition of unrealized gains or losses on certain future contracts. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $17,615.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
------------------------------------------------------------
December 31, 2009                              1,690,224,044
------------------------------------------------------------
December 31, 2010                              2,279,293,105
------------------------------------------------------------
December 31, 2011                                733,077,240
============================================================
Total capital loss carryforward               $4,702,594,389
____________________________________________________________
============================================================

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $3,082,813,926 and $4,798,350,277, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                       $1,533,187,610
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (376,501,521)
============================================================
Net unrealized appreciation of investment
  securities                                  $1,156,686,089
____________________________________________________________
============================================================
Cost of investments for tax purposes is $8,184,709,417.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of capital loss carryforwards, merger transactions, net operating losses and foreign currency transactions on December 31, 2003, undistributed net investment income was increased by $25,657,208, undistributed net realized gains decreased by $22,601,785 and shares of beneficial interest decreased by $3,055,423. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                 CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                           2003                               2002
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       39,598,262    $   320,765,623      73,118,435    $   657,092,554
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       13,786,253        105,078,641      22,610,679        195,949,105
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        3,249,627         24,835,033       5,748,410         50,204,828
--------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                          89,985            704,135          29,155            211,650
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                                 --                 --         345,082          3,005,669
================================================================================================================================
Issued in connection with acquisitions:***
  Class A                                                        2,782,677         24,469,013              --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        3,838,877         31,511,253              --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        1,461,575         11,994,377              --                 --
================================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       77,425,211        643,745,569      37,066,076        329,215,215
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (82,660,881)      (643,745,569)    (39,184,836)      (329,215,215)
================================================================================================================================
Reacquired:
  Class A                                                     (192,041,009)    (1,575,516,546)   (274,622,366)    (2,379,174,966)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (126,732,034)      (959,964,213)   (270,457,065)    (2,206,269,201)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (18,159,353)      (138,549,417)    (34,348,509)      (283,093,708)
--------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         (47,869)          (385,569)         (1,533)           (11,512)
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                            (74,164)          (625,385)        (46,349)          (356,136)
================================================================================================================================
                                                              (277,482,843)   $(2,155,683,055)   (479,742,821)   $(3,962,441,717)
________________________________________________________________________________________________________________________________
================================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
 ** Institutional Class shares commenced sales on March 15, 2002.
*** As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of AIM Premier Equity II Fund pursuant to a plan of reorganization approved by AIM Premier Equity II Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 8,083,129 shares of the Fund for 12,162,356 shares of AIM Premier Equity II Fund outstanding as of the opening of business November 24, 2003. AIM Premier Equity II Fund net assets at that date of $67,974,643 including $5,277,895 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $8,817,104,791.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                     CLASS A
                                                ---------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------------
                                                   2003             2002             2001            2000(a)            1999(a)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $     7.51       $    10.87       $    12.51       $      16.28       $     13.40
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        0.01(b)         (0.01)(b)         0.00              (0.04)(b)         (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          1.86            (3.35)           (1.63)             (2.42)             3.97
=================================================================================================================================
    Total from investment operations                  1.87            (3.36)           (1.63)             (2.46)             3.96
=================================================================================================================================
Less distributions from net realized gains              --               --            (0.01)             (1.31)            (1.08)
=================================================================================================================================
Net asset value, end of period                  $     9.38       $     7.51       $    10.87       $      12.51       $     16.28
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                      24.90%          (30.91)%         (12.99)%           (14.95)%           29.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $5,116,444       $4,642,361       $8,502,699       $ 11,223,504       $12,640,073
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                    1.26%(d)         1.17%            1.08%              1.00%             1.00%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                 1.27%(d)         1.19%            1.12%              1.04%             1.02%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                  0.07%(d)        (0.08)%          (0.03)%            (0.11)%           (0.09)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 37%              36%              38%                67%               66%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of 4,737,259,713.


                                                                                 CLASS B
                                            ---------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------------
                                               2003             2002             2001            2000(a)           1999(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $     7.07       $    10.30       $    11.94       $     15.73       $      13.08
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.05)(b)        (0.07)(b)        (0.09)            (0.31)(b)          (0.13)(b)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      1.73            (3.16)           (1.54)            (2.17)              3.86
=============================================================================================================================
    Total from investment operations              1.68            (3.23)           (1.63)            (2.48)              3.73
=============================================================================================================================
Less distributions from net realized gains          --               --            (0.01)            (1.31)             (1.08)
=============================================================================================================================
Net asset value, end of period              $     8.75       $     7.07       $    10.30       $     11.94       $      15.73
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                  23.76%          (31.36)%         (13.61)%          (15.65)%            28.94%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $3,616,395       $4,274,489       $9,186,980       $12,491,366       $ 14,338,087
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                2.01%(d)         1.92%            1.84%             1.77%              1.79%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                             2.02%(d)         1.94%            1.88%             1.81%              1.81%
=============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (0.68)%(d)       (0.84)%          (0.79)%           (0.89)%            (0.88)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                             37%              36%              38%               67%                66%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $3,880,358,150.


                                                                           CLASS C
                                            ----------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------
                                              2003           2002           2001          2000(a)         1999(a)
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $   7.07       $  10.31       $  11.95       $    15.74       $  13.09
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.05)(b)      (0.07)(b)      (0.09)           (0.31)(b)      (0.13)(b)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    1.74          (3.17)         (1.54)           (2.17)          3.86
==================================================================================================================
    Total from investment operations            1.69          (3.24)         (1.63)           (2.48)          3.73
==================================================================================================================
Less distributions from net realized gains        --             --          (0.01)           (1.31)         (1.08)
==================================================================================================================
Net asset value, end of period              $   8.76       $   7.07       $  10.31       $    11.95       $  15.74
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(c)                                23.90%        (31.43)%       (13.60)%         (15.62)%        28.92%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $433,332       $444,901       $943,211       $1,262,192       $860,859
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                              2.01%(d)       1.92%          1.84%            1.77%          1.79%
------------------------------------------------------------------------------------------------------------------
  Without fee waivers                           2.02%(d)       1.94%          1.88%            1.81%          1.81%
==================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           (0.68)%(d)     (0.84)%        (0.79)%          (0.88)%        (0.88)%
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                           37%            36%            38%              67%            66%
__________________________________________________________________________________________________________________
==================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $424,268,449.

                                                                          CLASS R
                                                              --------------------------------
                                                                                 JUNE 3, 2002
                                                                                  (DATE SALES
                                                               YEAR ENDED        COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                  2003               2002
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  7.50             $ 9.16
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.01)(a)          (0.02)(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.85              (1.64)
==============================================================================================
    Total from investment operations                               1.84              (1.66)
==============================================================================================
Net asset value, end of period                                  $  9.34             $ 7.50
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                   24.53%            (18.12)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   651             $  207
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.51%(c)           1.48%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers                                              1.52%(c)           1.50%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (0.18)%(c)         (0.40)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                           37%                36%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $465,853.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                     INSTITUTIONAL CLASS
                                                              ---------------------------------
                                                                                 MARCH 15, 2002
                                                                                  (DATE SALES
                                                               YEAR ENDED        COMMENCED) TO
                                                              DECEMBER 31,        DECEMBER 31,
                                                                  2003                2002
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 7.55             $ 10.66
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.05(a)             0.03(a)
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.87               (3.14)
===============================================================================================
    Total from investment operations                               1.92               (3.11)
===============================================================================================
Net asset value, end of period                                   $ 9.47             $  7.55
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                   25.43%             (29.17)%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $2,127             $ 2,255
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 0.71%(c)            0.66%(d)
-----------------------------------------------------------------------------------------------
  Without fee waivers                                              0.72%(c)            0.68%(d)
===============================================================================================
Ratio of net investment income to average net assets               0.62%(c)            0.42%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                           37%                 36%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,191,456.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


NOTE 15--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Premier Equity Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Premier Equity Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the four years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent auditors whose report dated February 14, 2000, expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Premier Equity Fund, a portfolio of AIM Funds Group, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  822,704,205      11,194,804
      Frank S. Bayley..............................  822,781,451      11,117,558
      James T. Bunch...............................  822,886,061      11,012,948
      Bruce L. Crockett............................  822,942,379      10,956,630
      Albert R. Dowden.............................  822,923,043      10,975,966
      Edward K. Dunn, Jr...........................  822,752,667      11,146,342
      Jack M. Fields...............................  823,013,560      10,885,449
      Carl Frischling..............................  822,602,646      11,296,363
      Robert H. Graham.............................  822,881,635      11,017,374
      Gerald J. Lewis..............................  822,460,720      11,438,289
      Prema Mathai-Davis...........................  822,715,053      11,183,956
      Lewis F. Pennock.............................  822,839,481      11,059,528
      Ruth H. Quigley..............................  822,446,309      11,452,700
      Louis S. Sklar...............................  822,882,710      11,016,299
      Larry Soll, Ph.D.............................  822,748,856      11,150,153
      Mark H. Williamson...........................  822,801,778      11,097,231

* Proposal required approval by a combined vote of all the portfolios of AIM Funds Group.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1992             Director and Chairman, A I M Management Group Inc.   None
  Trustee, Chairman and                             (financial services holding company); and Director
  President                                         and Vice Chairman, AMVESCAP PLC and Chairman of
                                                    AMVESCAP PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), and
                                                    Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc. and
                                                    INVESCO Distributors, Inc.; Chief Executive
                                                    Officer, AMVESCAP PLC -- Managed Products;
                                                    Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Consultant                                           None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie             Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                                                                         company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
                                                    Formerly: General Counsel and Director, Boettcher
                                                    & Co.; and Chairman and Managing Partner, law firm
                                                    of Davis, Graham & Stubbs
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1987             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee                                           (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.;       None
  Trustee                                           President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff
  Trustee                                           Group, Inc. (government affairs company) and
                                                    Texana Timber LP
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2004

The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                                  HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis and       Cortland Trust, Inc.
  Trustee                                              Frankel LLP                                          (registered investment
                                                                                                            company)
----------------------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (San Diego,    General Chemical
  Trustee                                              California)                                          Group, Inc.,
                                                                                                            Wheelabrator
                                                       Formerly: Associate Justice of the California        Technologies, Inc.
                                                       Court of Appeals                                     (waste management
                                                                                                            company), Fisher
                                                                                                            Scientific, Inc.,
                                                                                                            Henley Manufacturing,
                                                                                                            Inc. (laboratory
                                                                                                            supplies), and
                                                                                                            California Coastal
                                                                                                            Properties, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA   None
  Trustee
----------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1992               Partner, law firm of Pennock & Cooper                None
  Trustee
----------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                                              None
  Trustee
----------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and            None
  Trustee                                              Operations Hines Interests Limited Partnership
                                                       (real estate development company)
----------------------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942         2003               Retired                                              None
  Trustee
----------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and       N/A
  Senior Vice President and Chief                      General Counsel, A I M Management Group Inc.
  Legal Officer                                        (financial services holding company) and A I M
                                                       Advisors, Inc.; Vice President, A I M Capital
                                                       Management, Inc., A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and Director, Vice
                                                       President and General Counsel, Fund Management
                                                       Company
                                                       Formerly: Senior Vice President and General
                                                       Counsel, Liberty Financial Companies, Inc.; and
                                                       Senior Vice President and General Counsel, Liberty
                                                       Funds Group, LLC
----------------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1992               Managing Director, Chief Fixed Income Officer and    N/A
  Vice President                                       Senior Investment Officer, A I M Capital
                                                       Management, Inc.; and Vice President, A I M
                                                       Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1992               Managing Director and Chief Research                 N/A
  Vice President                                       Officer -- Fixed Income, A I M Capital Management,
                                                       Inc.; and Vice President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer, A I M   N/A
  Vice President                                       Advisors, Inc. and A I M Capital Management, Inc.;
                                                       and Vice President, AIM Investment Services, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors,   N/A
  Vice President and Treasurer                         Inc.; Senior Vice President, AIM Investment
                                                       Services, Inc.; and Vice President, A I M
                                                       Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1992               Managing Director and Chief Management Officer,      N/A
  Vice President                                       A I M Capital Management, Inc; Director and
                                                       President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and            N/A
  Vice President                                       President, Chief Executive Officer and Chief
                                                       Investment Officer, A I M Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana, Suite 2900
Houston, TX 77046-1173          Suite 100                       Suite 100                       Houston, TX 77002-5678
                                Houston, TX 77046-1173          Houston, TX 77046-1173

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103-7599     New York, NY 10022-3852                                         Boston, MA 02110

        DOMESTIC EQUITY                          INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund              AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Growth Fund                       AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Trends Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund(5)                     AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund       AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                             INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(6)
AIM Large Cap Growth Fund                                                                 TAX-FREE
AIM Libra Fund                                             SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                              AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(2)              AIM Global Health Care Fund                  AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                         AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund       AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(3)                 INVESCO Leisure Fund
AIM Small Cap Growth Fund(4)                 INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AM Trimark Small Companies Fund              INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund



(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (6) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by

A I M Distributors, Inc. A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

                                   AIMinvestments.com                  PEQ-AR-1

                                                   YOUR GOALS. OUR SOLUTIONS.--Servicemark--
--------------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College    Separately   Offshore    Alternative    Cash           [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings    Managed      Products    Investments    Management
                               Plans      Accounts

                                                          AIM SELECT EQUITY FUND
                               Annual Report to Shareholders o December 31, 2003



                                 [COVER IMAGE]



YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                    --Servicemark--

====================================================================
AIM SELECT EQUITY FUND SEEKS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL.
====================================================================

o Unless otherwise stated, information presented is as of 12/31/03 and is based on total net assets.

ABOUT SHARE CLASSES

o Effective 9/30/03, Class B shares are    o International investing presents           o A direct investment cannot be made in
not available as an investment for         certain risks not associated with            an index. Unless otherwise indicated,
retirement plans maintained pursuant to    investing solely in the United States.       index results include reinvested
Section 401 of the Internal Revenue Code,  These include risks relating to              dividends, and they do not reflect sales
including 401(k) plans, money purchase     fluctuations in the value of the U.S.        charges. Performance of an index of funds
pension plans and profit sharing plans.    dollar relative to the values of other       reflects fund expenses; performance of a
Plans that have existing accounts          currencies, the custody arrangements made    market index does not.
invested in Class B shares will continue   for the fund's foreign holdings,
to be allowed to make additional           differences in accounting, political         Industry classifications used in this
purchases.                                 risks and the lesser degree of public        report are generally according to the
                                           information required to be provided by       Global Industry Classification Standard,
PRINCIPAL RISKS OF INVESTING IN THE FUND   non-U.S. companies.                          which was developed by and is the
                                                                                        exclusive property and a service mark of
o A significant portion of the fund's      ABOUT INDEXES USED IN THIS REPORT            Morgan Stanley Capital International Inc.
returns during certain periods was                                                      and Standard & Poor's.
attributable to its investments in         o The unmanaged Standard & Poor's
initial public offerings (IPOs). These     Composite Index of 500 Stocks (the S&P       A description of the policies and
investments had a magnified impact when    500--Registered Trademark-- Index) is an     procedures that the Fund uses to
the fund's asset base was relatively       index of common stocks frequently used as    determine how to vote proxies relating to
small. As the fund's assets grow, the      a general measure of U.S. stock market       portfolio securities is available without
impact of IPO investments will decline,    performance.                                 charge, upon request, by calling
which may reduce the effect of IPO                                                      800-959-4246, or on the AIM Web site,
investments on the fund's total return.    o The unmanaged Russell 3000--Registered     AIMinvestments.com.
For additional information regarding the   Trademark-- Index is an index of common
impact of IPO investments on the fund's    stocks that measures performance of the
performance, please see the fund's         largest 3,000 U.S. companies based on
prospectus.                                market capitalization

o Investing in small and mid-size          o The unmanaged Lipper Multi-Cap Core
companies involves risks not associated    Equity Fund Index represents an average
with investing in more established         of the performance of the 30 largest
companies. Also, small companies may have  multi-capitalization core funds tracked
business risk, significant stock price     by Lipper, Inc., an independent mutual
fluctuations and illiquidity.              fund performance monitor.

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE      THIS REPORT MAY BE DISTRIBUTED ONLY TO SHAREHOLDERS OR TO PERSONS
=====================================================      WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE FUND. PLEASE READ
                                                           THE PROSPECTUS CAREFULLY AND CONSIDER THE INVESTMENT OBJECTIVES,
                                                           RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY
                                                           BEFORE INVESTING.


AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           The fiscal year ended December 31, 2003, was a welcome
ROBERT H.           change from the bear market of the previous three years.
GRAHAM]             Major stock market indexes here and abroad delivered
                    positive performance, with double-digit returns more the
ROBERT H. GRAHAM    rule than the exception. As is historically the case, bond market returns were more modest, but nonetheless positive as well. The U.S. economy appears to have turned a corner, with solid growth in gross domestic product. Overseas, particularly in Europe, economic performance was not so robust but appeared to pick up during the second half of the year.

                       U.S. investors seem to have regained their confidence,
                    putting $152.77 billion in new money into stock mutual funds during 2003 and $31.40 billion into bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered large net outflows during 2003.

   The durability of these trends is, of course, unpredictable, but the economy does appear to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong. Nevertheless, we caution all our shareholders against thinking that 2004 will be a repeat of 2003. We simply do not know.

   What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

   For information on your fund's performance and management during the fiscal year, please see the management discussion that begins on the following page.

VISIT OUR WEB SITE

As you are aware, the mutual fund industry, including AIM Investments, has been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We encourage you to visit AIMinvestments.com often to monitor developments. We will continue to post updates on these issues as information becomes available.

   The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. We welcome these efforts, as does the industry trade group, the Investment Company Institute. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

   Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, you can contact one of our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman and President
February 9, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND STRATEGIES AND IMPROVING                                                              which proved to be an advantage to the
ECONOMY BENEFIT FUND                                                                       fund. We positioned the fund with
                                                                                           overweight positions in three sectors
For the fund's fiscal year ended December       All sectors of the index recorded          generally considered more economically
31, 2003, AIM Select Equity Fund's Class     gains for the fiscal year. Information        sensitive than other sectors--information
A shares returned 29.49% at net asset        technology, materials and consumer            technology, industrials, and consumer
value. (If sales charges were included,      discretionary were the top-performing         discretionary. These sectors are thought
performance would be lower.) Performance     sectors while telecommunications              to be more economically sensitive because
of the fund's other share classes is         services, consumer staples and health         the amount of money that businesses and
shown in the Fund vs. Indexes table          care were the weakest-performing sectors.     consumers have to spend can drastically
below. The fund's broad-based index, the                                                   affect the return of these sectors. The
S&P 500 Index, returned 28.67% for the          Small-and mid-cap stocks generally         improving economy and the fund's
same period, while the Russell 3000 Index    outperformed large-cap stocks for the         overweight positions in these sectors
returned 31.06%, and the Lipper Multi-Cap    year. The performance of growth and value     contributed to the fund's performance.
Core Fund Index returned 31.31%. Factors     stocks was similar, although mid-cap
that contributed to the fund's slight        growth stocks generally outperformed             The health care sector is considered a
outperformance over the S&P 500 Index        their value counterparts.                     less economically sensitive sector
included the fund's greater exposure to                                                    because it does not benefit as directly
small- and mid-cap stocks and its               The nation's gross domestic product,       from an improving economy as other
overweight positions in several sectors      generally considered the broadest measure     sectors. In addition, investors tend to
that provided strong performance.            of economic activity, expanded at an          move out of less economically sensitive
                                             annualized rate of 1.4% in the first          holdings when growth of capital can be
MARKET CONDITIONS                            quarter, 3.1% in the second quarter, 8.2%     achieved more quickly in other sectors.
                                             in the third quarter, and 4.0% in the         However, health care was one of our top
The S&P 500 Index declined at the            fourth quarter of 2003.                       performers, and it was the S&P 500
beginning of 2003, dropping to its lowest                                                  Index's third-worst performer. In
level on March 11. The index then rallied       However, the job market, while             general, the fund's health care sector
through the end of the reporting period.     improving, continued to be weak, as the       stocks far exceeded the return of the
                                             nation's unemployment rate stood at 5.7%      health care stocks in both the S&P 500
   As of the close of the year,              at the close of the year.                     Index and the Russell 3000 Index.
approximately 64% of the companies in the
S&P 500 Index had reported third-quarter     YOUR FUND                                        During much of the year, the fund was
earnings that exceeded analysts'                                                           only minimally invested in the
expectations, while approximately 20% had    Throughout the year, the fund was             telecommunications services sector. This
reported earnings that met those             positioned to take advantage of an            was of benefit to the fund, as it was the
estimates.                                   economic recovery,                            worst-performing sector in both of the
                                                                                           aforementioned indexes.


===================================================================================================================================
TOP 10 EQUITY HOLDINGS*                    TOP 10 INDUSTRIES*                           FUND VS. INDEXES

 1. Citigroup Inc.                   1.9%   1. Data Processing &
                                               Outsourced Services              5.4%    Total returns, 12/31/02-12/31/03,
 2. Computer Associates                                                                 excluding sales charges. If sales charges
    International, Inc.              1.7    2. Systems Software                 4.7     were included, performance would be
                                                                                        lower.
 3. Fannie Mae                       1.3    3. Health Care Equipment            4.3
                                                                                        Class A Shares                      29.49%
 4. Bard (C.R.), Inc.                1.2    4. Thrifts & Mortgage Finance       3.9
                                                                                        Class B Shares                      28.55
 5. Ceridian Corp.                   1.2    5. Specialty Stores                 3.4
                                                                                        Class C Shares                      28.60
 6. IMS Health Inc.                  1.2    6. Diversified Commercial Services  3.1
                                                                                        S&P 500 Index (Broad Market Index)  28.67
 7. Intel Corp.                      1.2    7. Communications Equipment         2.8
                                                                                        Russell 3000 Index
 8. Fisher Scientific International         8. Semiconductors 2.7                       (Style-Specific Index)              31.06
    Inc.                             1.1
                                            9. Health Care Services             2.7     Lipper Multi-Cap Core Fund Index
 9. Cendant Corp.                    1.1                                                (Peer Group Index)                  31.31
                                           10. Oil & Gas Exploration
10. Microsoft Corp.                  1.1       & Production                     2.6     Source: Lipper, Inc.


*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

   Throughout the year, we maintained          Computer Associates, one of the          IN CLOSING
investments in three groups, according      world's largest business software
to investment discipline: growth, growth    development companies, contributed most     We believe that the strategies outlined
at a reasonable price, and value. As        to portfolio performance. For the           in the fund's prospectus, which we
stated in the fund's prospectus, "The       quarter ended September 30, 2003, the       maintained throughout 2003, provided
fund anticipates allocating a               company reported an 8% increase in total    diversification in market-capitalization
significant portion of its assets,          revenue over the same quarter of the        and investment disciplines. We are
generally in approximately equal            previous year.                              pleased that these strategies and the
amounts, among these investment                                                         improving economy benefited the fund.
disciplines." The fund benefited from          Intel, the world's largest maker of
this diversification of style, because      semiconductors, reported earnings of              See important fund and index
within the months between the end of        $1.7 billion, or 25 cents per share for         disclosures inside front cover.
April and the beginning of October 2003,    the quarter ended September 30, 2003.
there were three months in which value      This compared to earnings of 10 cents                     PHILIP FERGUSON
stocks generally outpaced growth stocks     per share for the same quarter of the       [PHOTO OF     Phil Ferguson is
and three months in which growth stocks     previous year.                              PHILIP        co-manager of AIM Select
generally performed better than value                                                   FERGUSON]     Equity Fund. Mr. Ferguson
stocks.                                        Stocks that detracted from fund                        joined AIM in 2000 and
                                            performance included UNUMProvident and                    brings over 30 years of
   Another area in which we maintained      Mercury Computer Systems. UNUMProvident                   investment experience to
the fund's diversification was through      is the largest disability insurance                       his position. Mr. Ferguson
the market capitalization of the            company in the United States. In April      holds a B.B.A. in finance from Texas
companies in which we invested. As of       2003, the company reported a significant    Christian University, a certificate in
December 31, 2003, the fund's portfolio     first-quarter loss, after having had a      international law from City of London
was characterized by Lipper, Inc., an       net income of $128.5 million the            College, and a doctorate of
independent mutual fund performance         previous quarter. The company attributed    jurisprudence from The University of
monitor, as containing 40.0% large-cap      this loss to investment losses, a           Texas Law School.
stocks, 31.2% mid-cap stocks, and 28.8%     write-down resulting from a change in
small-cap stocks.                           accounting procedures, and lower claim      ARROW      For More Information Visit
                                            recovery rates in their group long-term     BUTTON     AIMinvestments.com
   There was also diversification within    income protection policies.                 IMAGE
the group of stocks that were the fund's
top-five contributors for the year. Two        Mercury Computer Systems makes                         Duy Nguyen
were in the information technology          real-time digital signal processing         [PHOTO OF     Duy Nguyen, Chartered
sector, and there was one each in the       systems for the defense and medical         DUY NGUYEN]   Financial Analyst, is
financials, consumer discretionary and      imaging markets. In its earnings                          co-manager of AIM Select
health care sectors. The two stocks         report issued in April 2003,                              Equity Fund. Mr. Nguyen
making the largest contribution to          Mercury reported an 18% decrease in                       joined AIM in May 2000.
fund performance were Computer              medical imaging revenues for the first                    Prior to joining AIM, he
Associates and Intel.                       nine months of the fiscal year compared                   served as assistant vice
                                            to the first nine months of the previous    president and quantitative equity
TOTAL NUMBER OF HOLDINGS*           194     year. The company attributed the            analyst for Van Kampen American Capital,
TOTAL NET ASSETS         $520.7 MILLION     decrease to reductions in its CT-related    as well as vice president and director
                                            revenues caused by the introduction of      of quantitative services of FactSet
*Excludes money market fund holdings.       CT models that did not contain the          Research Systems, Inc. Mr. Nguyen earned
                                            company's products. The fund no longer      a B.B.A. at The University of Texas.
                                            owns either of these stocks.
                                                                                        Assisted by various domestic equity teams
                                                                                        representing AIM's growth, value and GARP
                                                                                        disciplines.


FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
12/31/93-12/31/03


                            DATE              AIM SELECT EQUITY FUND      S&P 500         RUSSELL 3000       LIPPER MULTI-CAP
                                                  CLASS A SHARES           INDEX             INDEX            CORE FUND INDEX

                           12/31/98                    21715               29378             27315                 23650
                            3/31/99                    23241               30841             28243                 24235
                            6/30/99                    24713               33011             30420                 26164
                            9/30/99                    23547               30955             28417                 24515
                           12/31/99                    30726               35557             33025                 28561
                            3/31/00                    36931               36371             34533                 30671
                            6/30/00                    35692               35405             33339                 29708
  [MOUNTAIN CHART]          9/30/00                    37713               35062             33586                 29869
                           12/31/00                    30177               32321             30561                 27608
                            3/31/01                    22289               28491             26847                 24449
                            6/30/01                    24794               30158             28694                 26193
                            9/30/01                    19503               25733             24212                 21730
                           12/31/01                    22435               28482             27060                 24637
                            3/31/02                    22554               28561             27322                 24615
                            6/30/02                    19017               24737             23746                 21544
                            9/30/02                    14820               20466             19654                 18134
                           12/31/02                    15796               22190             21231                 19281
                            3/31/03                    15124               21491             20585                 18689
                            6/30/03                    17553               24798             23928                 21825
                            9/30/03                    18346               25454             24748                 22626
                           12/31/03                    20470               28551             27824                 25318

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

Your fund's total return includes sales charges, expenses and management fees. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

   In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund's early years. AIM uses a logarithmic scale in financial reports of funds that have more than five years of performance history.

AVERAGE ANNUAL TOTAL RETURNS               Current performance may be lower or            Class A share performance reflects
Including sales charges                    higher than the performance data quoted.    the maximum 5.50% sales charge, and
CLASS A SHARES                             Past performance cannot guarantee           Class B and Class C share performance
Inception (12/4/67)    8.37%               comparable future results. Due to           reflects the applicable contingent
 10 Years              7.43                significant market volatility, results      deferred sales charge (CDSC) for the
  5 Years             -2.30                of an investment made today may differ      period involved. The CDSC on Class B
  1 Year              22.34                substantially from the historical           shares declines from 5% beginning at the
                                           performance shown. Please visit             time of purchase to 0% at the beginning
CLASS B SHARES                             AIMinvestments.com for the most current     of the seventh year. The CDSC on Class C
Inception (9/1/93)     6.99%               month-end performance.                      shares is 1% for the first year after
 10 Years              7.31                                                            purchase. The performance of the fund's
  5 Years             -2.27                   The fund's performance figures are       share classes will differ due to
  1 Year              23.55                historical, and they reflect fund           different sales charge structures and
                                           expenses, the reinvestment of               class expenses.
CLASS C SHARES                             distributions, and changes in net asset
Inception (8/4/97)     1.48                value. Performance data quoted
  5 Years             -1.95                represents past performance, and the
  1 Year              27.60                investment return and principal value of
                                           an investment will fluctuate so that an
                                           investor's shares, when redeemed, may be
                                           worth more or less than their original
                                           cost.

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.33%

ADVERTISING-2.06%

Interpublic Group of Cos., Inc. (The)(a)         345,100   $  5,383,560
-----------------------------------------------------------------------
Omnicom Group Inc.                                43,300      3,781,389
-----------------------------------------------------------------------
R.H. Donnelley Corp.(a)                           39,100      1,557,744
=======================================================================
                                                             10,722,693
=======================================================================

AEROSPACE & DEFENSE-0.93%

Engineered Support Systems, Inc.                  56,250      3,097,125
-----------------------------------------------------------------------
United Technologies Corp.                         18,300      1,734,291
=======================================================================
                                                              4,831,416
=======================================================================

APPAREL RETAIL-2.13%

Abercrombie & Fitch Co.-Class A(a)                86,100      2,127,531
-----------------------------------------------------------------------
Gap, Inc. (The)                                  210,000      4,874,100
-----------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                    56,400      1,410,564
-----------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)            46,100        973,632
-----------------------------------------------------------------------
TJX Cos., Inc. (The)                              76,200      1,680,210
=======================================================================
                                                             11,066,037
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.78%

Coach, Inc.(a)                                    64,000      2,416,000
-----------------------------------------------------------------------
V. F. Corp.                                       37,800      1,634,472
=======================================================================
                                                              4,050,472
=======================================================================

APPLICATION SOFTWARE-0.68%

Amdocs Ltd. (United Kingdom)(a)                   60,900      1,369,032
-----------------------------------------------------------------------
Business Objects S.A. (France)(a)                 33,000      1,144,110
-----------------------------------------------------------------------
SAP A.G.-ADR (Germany)                            25,200      1,047,312
=======================================================================
                                                              3,560,454
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.67%

Affiliated Managers Group, Inc.(a)                56,100      3,903,999
-----------------------------------------------------------------------
Bank of New York Co., Inc. (The)                  89,300      2,957,616
-----------------------------------------------------------------------
MCG Capital Corp.                                 93,700      1,827,150
=======================================================================
                                                              8,688,765
=======================================================================

AUTO PARTS & EQUIPMENT-0.51%

American Axle & Manufacturing Holdings,
  Inc.(a)                                         65,100      2,631,342
=======================================================================

BIOTECHNOLOGY-1.03%

Gilead Sciences, Inc.(a)                          25,200      1,465,128
-----------------------------------------------------------------------
Invitrogen Corp.(a)                               56,000      3,920,000
=======================================================================
                                                              5,385,128
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

BUILDING PRODUCTS-2.32%

American Standard Cos. Inc.(a)                    56,700   $  5,709,690
-----------------------------------------------------------------------
Griffon Corp.(a)                                 109,200      2,212,392
-----------------------------------------------------------------------
Masco Corp.                                      152,300      4,174,543
=======================================================================
                                                             12,096,625
=======================================================================

CASINOS & GAMING-1.45%

International Game Technology                     61,300      2,188,410
-----------------------------------------------------------------------
Penn National Gaming, Inc.(a)                     44,000      1,015,520
-----------------------------------------------------------------------
Scientific Games Corp.-Class A(a)                132,200      2,248,722
-----------------------------------------------------------------------
Shuffle Master, Inc.(a)                           60,200      2,084,124
=======================================================================
                                                              7,536,776
=======================================================================

COMMUNICATIONS EQUIPMENT-2.75%

Cisco Systems, Inc.(a)                           112,000      2,720,480
-----------------------------------------------------------------------
Inter-Tel, Inc.                                   49,400      1,234,012
-----------------------------------------------------------------------
Juniper Networks, Inc.(a)                         82,000      1,531,760
-----------------------------------------------------------------------
Motorola, Inc.                                   218,300      3,071,481
-----------------------------------------------------------------------
Plantronics, Inc.(a)                              57,100      1,864,315
-----------------------------------------------------------------------
QLogic Corp.(a)                                   40,200      2,074,320
-----------------------------------------------------------------------
UTStarcom, Inc.(a)                                48,600      1,801,602
=======================================================================
                                                             14,297,970
=======================================================================

COMPUTER & ELECTRONICS RETAIL-0.52%

Best Buy Co., Inc.                                30,000      1,567,200
-----------------------------------------------------------------------
GameStop Corp.-Class A(a)                         75,600      1,164,996
=======================================================================
                                                              2,732,196
=======================================================================

COMPUTER HARDWARE-1.68%

Dell Inc.(a)                                     166,600      5,657,736
-----------------------------------------------------------------------
Diebold, Inc.                                     43,900      2,364,893
-----------------------------------------------------------------------
Neoware Systems, Inc.(a)                          52,800        723,360
=======================================================================
                                                              8,745,989
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.94%

EMC Corp.(a)                                     109,900      1,419,908
-----------------------------------------------------------------------
Network Appliance, Inc.(a)                        51,500      1,057,295
-----------------------------------------------------------------------
SanDisk Corp.(a)                                  22,200      1,357,308
-----------------------------------------------------------------------
Synaptics Inc.(a)                                 70,000      1,048,600
=======================================================================
                                                              4,883,111
=======================================================================

CONSTRUCTION & ENGINEERING-0.24%

Chicago Bridge & Iron Co. N.V.-New York
  Shares (Netherlands)                            43,700      1,262,930
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

CONSUMER ELECTRONICS-0.31%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)              56,007   $  1,629,244
=======================================================================

CONSUMER FINANCE-1.94%

American Express Co.                              74,800      3,607,604
-----------------------------------------------------------------------
MBNA Corp.                                       194,100      4,823,385
-----------------------------------------------------------------------
Nelnet, Inc.-Class A(a)                           74,800      1,675,520
=======================================================================
                                                             10,106,509
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-5.43%

Alliance Data Systems Corp.(a)                    87,700      2,427,536
-----------------------------------------------------------------------
BISYS Group, Inc. (The)(a)                        81,500      1,212,720
-----------------------------------------------------------------------
Ceridian Corp.(a)                                296,100      6,200,334
-----------------------------------------------------------------------
Certegy Inc.                                      71,500      2,345,200
-----------------------------------------------------------------------
DST Systems, Inc.(a)                              30,100      1,256,976
-----------------------------------------------------------------------
First Data Corp.                                  92,300      3,792,607
-----------------------------------------------------------------------
Fiserv, Inc.(a)                                   59,000      2,331,090
-----------------------------------------------------------------------
Intrado Inc.(a)                                   63,400      1,391,630
-----------------------------------------------------------------------
Paychex, Inc.                                     54,800      2,038,560
-----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     191,000      5,292,610
=======================================================================
                                                             28,289,263
=======================================================================

DIVERSIFIED BANKS-1.47%

Bank One Corp.                                   106,600      4,859,894
-----------------------------------------------------------------------
U.S. Bancorp                                      94,100      2,802,298
=======================================================================
                                                              7,662,192
=======================================================================

DIVERSIFIED CAPITAL MARKETS-0.59%

J.P. Morgan Chase & Co.                           83,800      3,077,974
=======================================================================

DIVERSIFIED CHEMICALS-0.30%

Engelhard Corp.                                   52,900      1,584,355
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.13%

Apollo Group, Inc.-Class A(a)                     27,900      1,897,200
-----------------------------------------------------------------------
Cendant Corp.(a)                                 263,700      5,872,599
-----------------------------------------------------------------------
Corinthian Colleges, Inc.(a)                      28,700      1,594,572
-----------------------------------------------------------------------
Equifax Inc.                                      48,400      1,185,800
-----------------------------------------------------------------------
H&R Block, Inc.                                   26,600      1,472,842
-----------------------------------------------------------------------
University of Phoenix Online(a)                   22,200      1,530,246
-----------------------------------------------------------------------
Viad Corp.                                       109,400      2,735,000
=======================================================================
                                                             16,288,259
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.47%

Rockwell Automation, Inc.                         68,700      2,445,720
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

ELECTRONIC EQUIPMENT MANUFACTURERS-1.93%

Amphenol Corp.-Class A(a)                         39,300   $  2,512,449
-----------------------------------------------------------------------
Mettler-Toledo International Inc.(a)              36,700      1,549,107
-----------------------------------------------------------------------
Varian Inc.(a)                                    43,600      1,819,428
-----------------------------------------------------------------------
Waters Corp.(a)                                  125,600      4,164,896
=======================================================================
                                                             10,045,880
=======================================================================

EMPLOYMENT SERVICES-0.34%

Robert Half International Inc.(a)                 76,600      1,787,844
=======================================================================

ENVIRONMENTAL SERVICES-1.15%

Republic Services, Inc.                           74,800      1,917,124
-----------------------------------------------------------------------
Waste Management, Inc.                           138,000      4,084,800
=======================================================================
                                                              6,001,924
=======================================================================

FOOD DISTRIBUTORS-0.55%

Sysco Corp.                                       76,700      2,855,541
=======================================================================

FOOD RETAIL-1.80%

Kroger Co. (The)(a)                              299,600      5,545,596
-----------------------------------------------------------------------
Safeway Inc.(a)                                  175,300      3,840,823
=======================================================================
                                                              9,386,419
=======================================================================

FOOTWEAR-0.44%

Reebok International Ltd.                         58,200      2,288,424
=======================================================================

GENERAL MERCHANDISE STORES-0.75%

Dollar General Corp.                              53,400      1,120,866
-----------------------------------------------------------------------
Target Corp.                                      72,000      2,764,800
=======================================================================
                                                              3,885,666
=======================================================================

HEALTH CARE DISTRIBUTORS-0.85%

Cardinal Health, Inc.                             30,800      1,883,728
-----------------------------------------------------------------------
McKesson Corp.                                    79,000      2,540,640
=======================================================================
                                                              4,424,368
=======================================================================

HEALTH CARE EQUIPMENT-4.27%

Apogent Technologies Inc.(a)                      34,400        792,576
-----------------------------------------------------------------------
Bard (C.R.), Inc.                                 76,600      6,223,750
-----------------------------------------------------------------------
Baxter International Inc.                         34,700      1,059,044
-----------------------------------------------------------------------
Biomet, Inc.                                     141,000      5,133,810
-----------------------------------------------------------------------
Boston Scientific Corp.(a)                        58,500      2,150,460
-----------------------------------------------------------------------
Cytyc Corp.(a)                                   175,100      2,409,376
-----------------------------------------------------------------------
Wilson Greatbatch Technologies, Inc.(a)           39,600      1,673,892
-----------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          39,800      2,801,920
=======================================================================
                                                             22,244,828
=======================================================================

HEALTH CARE FACILITIES-1.30%

HCA Inc.                                          63,500      2,727,960
-----------------------------------------------------------------------
Universal Health Services, Inc.-Class B           44,300      2,379,796
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
HEALTH CARE FACILITIES-(CONTINUED)

VCA Antech, Inc.(a)                               54,300   $  1,682,214
=======================================================================
                                                              6,789,970
=======================================================================

HEALTH CARE SERVICES-2.65%

Caremark Rx, Inc.(a)                              66,500      1,684,445
-----------------------------------------------------------------------
eResearch Technology, Inc.(a)                     53,100      1,349,802
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          44,600      2,962,778
-----------------------------------------------------------------------
ICON PLC-ADR (Ireland)(a)                         38,400      1,674,240
-----------------------------------------------------------------------
IMS Health Inc.                                  245,600      6,105,616
=======================================================================
                                                             13,776,881
=======================================================================

HEALTH CARE SUPPLIES-1.90%

Bausch & Lomb Inc.                                43,200      2,242,080
-----------------------------------------------------------------------
Coopers Cos., Inc. (The)                          37,000      1,743,810
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)          142,900      5,911,773
=======================================================================
                                                              9,897,663
=======================================================================

HOME IMPROVEMENT RETAIL-0.24%

Home Depot, Inc. (The)                            34,900      1,238,601
=======================================================================

HOMEBUILDING-0.24%

M.D.C. Holdings, Inc.                             19,300      1,244,850
=======================================================================

HOTELS, RESORTS & CRUISE LINES-0.34%

Starwood Hotels & Resorts Worldwide, Inc.         49,900      1,794,903
=======================================================================

HOUSEHOLD PRODUCTS-0.80%

Procter & Gamble Co. (The)                        41,600      4,155,008
=======================================================================

HOUSEWARES & SPECIALTIES-0.30%

Yankee Candle Co., Inc. (The)(a)                  57,200      1,563,276
=======================================================================

INDUSTRIAL CONGLOMERATES-1.53%

3M Co.                                            32,000      2,720,960
-----------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                197,100      5,223,150
=======================================================================
                                                              7,944,110
=======================================================================

INDUSTRIAL MACHINERY-1.65%

Dover Corp.                                       38,800      1,542,300
-----------------------------------------------------------------------
Graco Inc.                                        58,100      2,329,810
-----------------------------------------------------------------------
Pentair, Inc.                                     34,800      1,590,360
-----------------------------------------------------------------------
SPX Corp.(a)                                      52,900      3,111,049
=======================================================================
                                                              8,573,519
=======================================================================

INSURANCE BROKERS-0.80%

Aon Corp.                                        174,000      4,165,560
=======================================================================

INTEGRATED OIL & GAS-0.31%

Exxon Mobil Corp.                                 39,100      1,603,100
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

INTERNET RETAIL-0.25%

Amazon.com, Inc.(a)                               24,900   $  1,310,736
=======================================================================

INTERNET SOFTWARE & SERVICES-0.56%

United Online, Inc.(a)                            89,000      1,494,310
-----------------------------------------------------------------------
Yahoo! Inc.(a)                                    30,900      1,395,753
=======================================================================
                                                              2,890,063
=======================================================================

INVESTMENT BANKING & BROKERAGE-1.97%

Charles Schwab Corp. (The)                       137,300      1,625,632
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         57,300      3,360,645
-----------------------------------------------------------------------
Morgan Stanley                                    90,700      5,248,809
=======================================================================
                                                             10,235,086
=======================================================================

LEISURE FACILITIES-0.23%

Speedway Motorsports, Inc.                        42,200      1,220,424
=======================================================================

LEISURE PRODUCTS-0.61%

Brunswick Corp.                                   69,300      2,205,819
-----------------------------------------------------------------------
Marvel Enterprises, Inc.(a)                       33,000        960,630
=======================================================================
                                                              3,166,449
=======================================================================

LIFE & HEALTH INSURANCE-0.71%

Nationwide Financial Services, Inc.-Class A       38,900      1,286,034
-----------------------------------------------------------------------
Prudential Financial, Inc.                        57,900      2,418,483
=======================================================================
                                                              3,704,517
=======================================================================

MANAGED HEALTH CARE-1.40%

Aetna Inc.                                        44,800      3,027,584
-----------------------------------------------------------------------
UnitedHealth Group Inc.                           73,200      4,258,776
=======================================================================
                                                              7,286,360
=======================================================================

MOVIES & ENTERTAINMENT-0.46%

Walt Disney Co. (The)                            103,700      2,419,321
=======================================================================

MULTI-LINE INSURANCE-0.29%

American Financial Group, Inc.                    57,400      1,518,804
=======================================================================

MULTI-SECTOR HOLDINGS-0.22%

Leucadia National Corp.                           24,700      1,138,670
=======================================================================

OIL & GAS DRILLING-1.76%

Pride International, Inc.(a)                     263,400      4,909,776
-----------------------------------------------------------------------
Transocean Ltd. (Cayman Islands)(a)              177,000      4,249,770
=======================================================================
                                                              9,159,546
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.69%

FMC Technologies, Inc.(a)                        165,200      3,849,160
-----------------------------------------------------------------------
Halliburton Co.                                   41,900      1,089,400
-----------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                   70,500      3,857,760
=======================================================================
                                                              8,796,320
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-2.55%

Chesapeake Energy Corp.                           76,600   $  1,040,228
-----------------------------------------------------------------------
Comstock Resources, Inc.(a)                       68,000      1,312,400
-----------------------------------------------------------------------
Evergreen Resources, Inc.(a)                      56,600      1,840,066
-----------------------------------------------------------------------
Spinnaker Exploration Co.(a)                      40,100      1,294,027
-----------------------------------------------------------------------
Ultra Petroleum Corp. (Canada)(a)                152,300      3,749,626
-----------------------------------------------------------------------
XTO Energy, Inc.                                 142,400      4,029,920
=======================================================================
                                                             13,266,267
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.89%

Citigroup Inc.                                   202,600      9,834,204
=======================================================================

PACKAGED FOODS & MEATS-0.88%

Flowers Foods, Inc.                               58,200      1,501,560
-----------------------------------------------------------------------
Kraft Foods Inc.-Class A                          95,900      3,089,898
=======================================================================
                                                              4,591,458
=======================================================================

PHARMACEUTICALS-1.52%

Medicis Pharmaceutical Corp.-Class A              55,500      3,957,150
-----------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                     26,300      1,696,350
-----------------------------------------------------------------------
Wyeth                                             53,000      2,249,850
=======================================================================
                                                              7,903,350
=======================================================================

PROPERTY & CASUALTY INSURANCE-1.03%

ACE Ltd. (Cayman Islands)                        129,800      5,376,316
=======================================================================

REAL ESTATE-0.27%

Friedman, Billings, Ramsey Group, Inc.-Class
  A                                               61,600      1,421,728
=======================================================================

REGIONAL BANKS-0.95%

East West Bancorp, Inc.                           59,300      3,183,224
-----------------------------------------------------------------------
TCF Financial Corp.                               34,800      1,786,980
=======================================================================
                                                              4,970,204
=======================================================================

RESTAURANTS-1.87%

CBRL Group, Inc.                                  84,600      3,236,796
-----------------------------------------------------------------------
CEC Entertainment Inc.(a)                         60,000      2,843,400
-----------------------------------------------------------------------
Ruby Tuesday, Inc.                                82,500      2,350,425
-----------------------------------------------------------------------
Yum! Brands, Inc.(a)                              38,100      1,310,640
=======================================================================
                                                              9,741,261
=======================================================================

SEMICONDUCTOR EQUIPMENT-0.32%

Brooks Automation, Inc.(a)                        69,000      1,667,730
=======================================================================

SEMICONDUCTORS-2.72%

Altera Corp.(a)                                   64,000      1,452,800
-----------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)               42,600      1,213,674
-----------------------------------------------------------------------
Intel Corp.                                      187,300      6,031,060
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE
SEMICONDUCTORS-(CONTINUED)

Linear Technology Corp.                           63,300   $  2,663,031
-----------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)        31,400      1,191,002
-----------------------------------------------------------------------
Microchip Technology Inc.                         48,000      1,601,280
=======================================================================
                                                             14,152,847
=======================================================================

SOFT DRINKS-1.09%

PepsiCo, Inc.                                    122,000      5,687,640
=======================================================================

SPECIALTY STORES-3.38%

AutoNation, Inc.(a)                              208,700      3,833,819
-----------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                         32,000      1,387,200
-----------------------------------------------------------------------
Claire's Stores, Inc.                             68,000      1,281,120
-----------------------------------------------------------------------
Regis Corp.                                       67,800      2,679,456
-----------------------------------------------------------------------
Rent-A-Center, Inc.(a)                            55,750      1,665,810
-----------------------------------------------------------------------
Select Comfort Corp.(a)                           76,000      1,881,760
-----------------------------------------------------------------------
Staples, Inc.(a)                                 142,700      3,895,710
-----------------------------------------------------------------------
Tractor Supply Co.(a)                             24,600        956,694
=======================================================================
                                                             17,581,569
=======================================================================

STEEL-0.22%

GrafTech International Ltd.(a)                    85,800      1,158,300
=======================================================================

SYSTEMS SOFTWARE-4.73%

Adobe Systems Inc.                                35,300      1,387,290
-----------------------------------------------------------------------
Computer Associates International, Inc.          332,000      9,076,880
-----------------------------------------------------------------------
Microsoft Corp.                                  212,000      5,838,480
-----------------------------------------------------------------------
Oracle Corp.(a)                                  342,300      4,518,360
-----------------------------------------------------------------------
Symantec Corp.(a)                                 63,000      2,182,950
-----------------------------------------------------------------------
VERITAS Software Corp.(a)                         43,900      1,631,324
=======================================================================
                                                             24,635,284
=======================================================================

TECHNOLOGY DISTRIBUTORS-1.78%

CDW Corp.                                         57,600      3,326,976
-----------------------------------------------------------------------
Global Imaging Systems, Inc.(a)                  134,000      4,254,500
-----------------------------------------------------------------------
ScanSource, Inc.(a)                               37,100      1,692,502
=======================================================================
                                                              9,273,978
=======================================================================

THRIFTS & MORTGAGE FINANCE-3.92%

Doral Financial Corp. (Puerto Rico)              127,800      4,125,384
-----------------------------------------------------------------------
Fannie Mae                                        88,000      6,605,280
-----------------------------------------------------------------------
IndyMac Bancorp, Inc.                             60,000      1,787,400
-----------------------------------------------------------------------
MGIC Investment Corp.                             35,200      2,004,288
-----------------------------------------------------------------------
New York Community Bancorp, Inc.                  40,300      1,533,415
-----------------------------------------------------------------------
Radian Group Inc.                                 41,500      2,023,125
-----------------------------------------------------------------------
Washington Mutual, Inc.                           57,500      2,306,900
=======================================================================
                                                             20,385,792
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS-0.29%

MSC Industrial Direct Co., Inc.-Class A           54,100   $  1,487,750
=======================================================================

TRUCKING-0.30%

Landstar System, Inc.(a)                          41,700      1,586,268
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $414,511,771)                         506,811,997
=======================================================================

MONEY MARKET FUNDS-3.17%

Liquid Assets Portfolio(b)                     8,261,408      8,261,408
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        8,261,408      8,261,408
=======================================================================
    Total Money Market Funds (Cost
      $16,522,816)                                           16,522,816
=======================================================================
TOTAL INVESTMENTS-100.50% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $431,034,587)               523,334,813
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.28%

Liquid Assets Portfolio(b)(c)                  11,874,485  $ 11,874,485
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $11,874,485)                                     11,874,485
=======================================================================
TOTAL INVESTMENTS-102.78% (Cost $442,909,072)               535,209,298
=======================================================================
OTHER ASSETS LESS LIABILITIES-(2.78%)                       (14,500,127)
=======================================================================
NET ASSETS-100.00%                                         $520,709,171
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $414,511,771)*                               $ 506,811,997
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $28,397,301)                              28,397,301
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   204,888
------------------------------------------------------------
  Dividends                                          432,803
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    80,886
------------------------------------------------------------
Other assets                                          48,298
============================================================
     Total assets                                535,976,173
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                              190,707
------------------------------------------------------------
  Fund shares reacquired                           2,299,167
------------------------------------------------------------
  Deferred compensation and retirement plans         108,887
------------------------------------------------------------
  Collateral upon return of securities loaned     11,874,485
------------------------------------------------------------
Accrued distribution fees                            250,640
------------------------------------------------------------
Accrued transfer agent fees                          417,111
------------------------------------------------------------
Accrued operating expenses                           126,005
============================================================
     Total liabilities                            15,267,002
============================================================
Net assets applicable to shares outstanding    $ 520,709,171
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

  Shares of beneficial interest                $ 645,037,594
------------------------------------------------------------
  Undistributed net investment income (loss)        (104,405)
------------------------------------------------------------
  Undistributed net realized gain (loss) from
     investment securities, futures contracts
     and option contracts                       (216,524,244)
------------------------------------------------------------
  Unrealized appreciation of investment
     securities and option contracts              92,300,226
============================================================
                                               $ 520,709,171
============================================================


NET ASSETS:

Class A                                        $ 288,976,266
____________________________________________________________
============================================================
Class B                                        $ 198,147,982
____________________________________________________________
============================================================
Class C                                        $  33,584,923
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           18,645,969
____________________________________________________________
============================================================
Class B                                           14,198,366
____________________________________________________________
============================================================
Class C                                            2,410,001
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $       15.50
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $15.50 divided by
       94.50%)                                 $       16.40
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                     $       13.96
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                     $       13.94
____________________________________________________________
============================================================

* At December 31, 2003, securities with an aggregate market value of $10,454,090 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $8,985)          $  3,833,061
--------------------------------------------------------------------------
Dividends from affiliated money market funds*                      191,544
--------------------------------------------------------------------------
Interest                                                             6,615
==========================================================================
    Total investment income                                      4,031,220
==========================================================================

EXPENSES:

Advisory fees                                                    3,333,532
--------------------------------------------------------------------------
Administrative services fees                                       133,014
--------------------------------------------------------------------------
Custodian fees                                                      70,211
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          648,509
--------------------------------------------------------------------------
  Class B                                                        2,002,766
--------------------------------------------------------------------------
  Class C                                                          316,848
--------------------------------------------------------------------------
Transfer agent fees                                              2,103,241
--------------------------------------------------------------------------
Trustees' fees                                                      15,979
--------------------------------------------------------------------------
Other                                                              328,578
==========================================================================
    Total expenses                                               8,952,678
==========================================================================
Less: Fees waived and expense offset arrangements                  (13,494)
==========================================================================
    Net expenses                                                 8,939,184
==========================================================================
Net investment income (loss)                                    (4,907,964)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                         12,614,993
--------------------------------------------------------------------------
  Futures contracts                                              1,155,270
--------------------------------------------------------------------------
  Option contracts written                                         349,426
==========================================================================
                                                                14,119,689
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        116,286,988
--------------------------------------------------------------------------
  Option contracts written                                         (15,199)
==========================================================================
                                                               116,271,789
==========================================================================
Net gain from investment securities, futures contracts and
  option contracts                                             130,391,478
==========================================================================
Net increase in net assets resulting from operations          $125,483,514
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                     2003             2002
-------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                   $  (4,907,964)   $  (5,779,008)
-------------------------------------------------------------------------------
  Net realized gain (loss) from investment
    securities, futures contracts and option
    contracts                                       14,119,689     (160,704,077)
-------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities,
    and option contracts                           116,271,789      (82,229,216)
===============================================================================
    Net increase (decrease) in net assets
     resulting from operations                     125,483,514     (248,712,301)
===============================================================================
Share transactions-net:
  Class A                                          (29,873,189)     (29,981,711)
-------------------------------------------------------------------------------
  Class B                                          (65,917,432)    (101,502,496)
-------------------------------------------------------------------------------
  Class C                                           (6,917,020)      (9,762,755)
===============================================================================
    Net increase (decrease) in net assets
     resulting from share transactions            (102,707,641)    (141,246,962)
===============================================================================
    Net increase (decrease) in net assets           22,775,873     (389,959,263)
===============================================================================

NET ASSETS:

  Beginning of year                                497,933,298      887,892,561
===============================================================================
  End of year (including undistributed net
    investment income (loss) of $(104,405) and
    $(65,559) for 2003 and 2002, respectively)   $ 520,709,171    $ 497,933,298
_______________________________________________________________________________
===============================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Select Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

F. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain deposits on the futures contracts.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the
Fund). For the year ended December 31, 2003, AIM waived fees of $4,384.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $133,014 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $966,539 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B and Class C shares paid $648,509, $2,002,766 and $316,848, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2003, AIM Distributors retained $40,200 in front-end sales commissions from the sale of Class A shares and $445, $0 and $2,572 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from security lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                             UNREALIZED                                   REALIZED
                          MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND       GAIN
                           12/31/2002       AT COST        FROM SALES      (DEPRECIATION)     12/31/2003      INCOME       (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio   $ 8,219,451     $ 48,220,151    $ (48,178,194)       $   --        $ 8,261,408     $ 85,074      $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio        8,219,451       48,220,151      (48,178,194)           --        $ 8,261,408       82,421          --
==================================================================================================================================
    Subtotal              $16,438,902     $ 96,440,302    $ (96,356,388)       $   --        $16,522,816     $167,495      $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                              MARKET                                          UNREALIZED                                   REALIZED
                               VALUE        PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND       GAIN
                            12/31/2002       AT COST        FROM SALES      (DEPRECIATION)     12/31/2003      INCOME*      (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio     $4,872,000     $ 66,537,845    $ (59,535,360)       $   --        $11,874,485     $ 24,049      $   --
===================================================================================================================================

    Total                   $21,310,902    $162,978,147    $(155,891,748)       $   --        $28,397,301     $191,544      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $73,535.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agent fees from AISI (an affiliate of AIM) of $8,899 and reductions in custodian fees of $211 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $9,110.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $4,965 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed facility credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.


NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $10,454,090 were on loan to brokers. The loans were secured by cash collateral of $11,874,485 received by the Fund and subsequently invested in Liquid Asset Portfolio, an affiliated money market fund. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $24,049 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

                        TRANSACTIONS DURING THE PERIOD
-------------------------------------------------------------------------------
                                                         CALL OPTION CONTRACTS
                                                         ----------------------
                                                         NUMBER OF    PREMIUMS
                                                         CONTRACTS    RECEIVED
-------------------------------------------------------------------------------
Beginning of year                                            400      $  17,199
-------------------------------------------------------------------------------
Written                                                    9,290        595,187
-------------------------------------------------------------------------------
Exercised                                                 (3,170)      (262,960)
-------------------------------------------------------------------------------
Expired                                                   (6,520)      (349,426)
===============================================================================
End of year                                                   --      $      --
_______________________________________________________________________________
===============================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments                            $  90,017,761
-------------------------------------------------------------------------------
Temporary book/tax differences                                         (104,405)
-------------------------------------------------------------------------------
Capital loss carryforward                                          (214,241,779)
-------------------------------------------------------------------------------
Shares of beneficial interest                                       645,037,594
===============================================================================
Total net assets                                                  $ 520,709,171
_______________________________________________________________________________
===============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                    CAPITAL LOSS
EXPIRATION                                                          CARRYFORWARD
--------------------------------------------------------------------------------
December 31, 2009                                                   $ 47,261,707
--------------------------------------------------------------------------------
December 31, 2010                                                    120,187,758
--------------------------------------------------------------------------------
December 31, 2011                                                     46,792,314
================================================================================
Total capital loss carryforward                                     $214,241,779
________________________________________________________________________________
================================================================================

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $326,552,502 and $432,215,997, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $100,977,216
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (10,959,455)
===========================================================
Net unrealized appreciation of investment
  securities                                   $ 90,017,761
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $445,191,537.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily, as a result of differing book/tax treatment of net operating losses and partnership adjustments on December 31, 2003, undistributed net investment income was increased by $4,869,118, undistributed net realized gains decreased by $2,628 and shares of beneficial interest decreased by $4,866,490. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                         2003                            2002
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,879,248    $  24,704,966      4,095,378    $  59,894,387
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,110,183       13,223,360      1,801,311       23,788,330
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                        507,573        6,077,786        630,709        8,316,201
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      2,268,563       30,491,869      1,319,880       19,006,319
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,511,307)     (30,491,869)    (1,446,033)     (19,006,319)
=========================================================================================================================
Reacquired:
  Class A                                                     (6,444,289)     (85,070,024)    (7,806,746)    (108,882,417)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,176,762)     (48,648,923)    (8,382,431)    (106,284,507)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,100,332)     (12,994,806)    (1,436,948)     (18,078,956)
=========================================================================================================================
                                                              (8,467,123)   $(102,707,641)   (11,224,880)   $(141,246,962)
_________________________________________________________________________________________________________________________
=========================================================================================================================


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                                2003          2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.97      $  17.00       $  22.88       $  26.23       $  19.35
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.09)(a)     (0.06)(a)      (0.08)(a)      (0.01)(a)      (0.06)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.62         (4.97)         (5.79)         (0.44)          8.00
=================================================================================================================================
    Total from investment operations                              3.53         (5.03)         (5.87)         (0.45)          7.94
=================================================================================================================================
Less distributions from net realized gains                          --            --          (0.01)         (2.90)         (1.06)
=================================================================================================================================
Net asset value, end of period                                $  15.50      $  11.97       $  17.00       $  22.88       $  26.23
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  29.49%       (29.59)%       (25.64)%        (1.77)%        41.48%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $288,976      $250,666       $396,779       $532,042       $461,628
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           1.47%(c)     (1.32)%         1.24%          1.07%          1.09%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.65)%(c)    (0.45)%        (0.45)%        (0.02)%        (0.31)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             69%           86%           117%            56%            31%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $259,403,691.


                                                                                          CLASS B
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                2003          2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.86      $  15.54      $  21.07      $  24.57      $  18.33
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)(a)     (0.16)(a)     (0.20)(a)     (0.22)(a)     (0.23)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.27         (4.52)        (5.32)        (0.38)         7.53
==============================================================================================================================
    Total from investment operations                              3.10         (4.68)        (5.52)        (0.60)         7.30
==============================================================================================================================
Less distributions from net realized gains                          --            --         (0.01)        (2.90)        (1.06)
==============================================================================================================================
Net asset value, end of period                                $  13.96      $  10.86      $  15.54      $  21.07      $  24.57
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                  28.55%       (30.12)%      (26.19)%       (2.50)%       40.29%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $198,148      $214,709      $432,002      $661,445      $592,555
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                           2.22%(c)      2.07%         2.00%         1.84%         1.90%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.40)%(c)    (1.20)%       (1.21)%       (0.80)%       (1.12)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                             69%           86%          117%           56%           31%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $200,276,520.


                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                               2003          2002         2001         2000         1999
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.84       $ 15.52      $ 21.05      $ 24.55      $ 18.32
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.17)(a)     (0.16)(a)    (0.20)(a)    (0.22)(a)    (0.23)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.27         (4.52)       (5.32)       (0.38)        7.52
==========================================================================================================================
    Total from investment operations                             3.10         (4.68)       (5.52)       (0.60)        7.29
==========================================================================================================================
Less distributions from net realized gains                         --            --        (0.01)       (2.90)       (1.06)
==========================================================================================================================
Net asset value, end of period                                $ 13.94       $ 10.84      $ 15.52      $ 21.05      $ 24.55
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                 28.60%       (30.15)%     (26.21)%      (2.50)%      40.26%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $33,585       $32,558      $59,112      $71,989      $25,275
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                          2.22%(c)      2.07%        2.00%        1.84%        1.90%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.40)%(c)    (1.20)%      (1.21)%      (0.80)%      (1.12)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                            69%           86%         117%          56%          31%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $31,684,828.

NOTE 14--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Select Equity Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Select Equity Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent auditors whose report dated February 14, 2000, expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Select Equity Fund, a portfolio of AIM Funds Group, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  822,704,205      11,194,804
      Frank S. Bayley..............................  822,781,451      11,117,558
      James T. Bunch...............................  822,886,061      11,012,948
      Bruce L. Crockett............................  822,942,379      10,956,630
      Albert R. Dowden.............................  822,923,043      10,975,966
      Edward K. Dunn, Jr...........................  822,752,667      11,146,342
      Jack M. Fields...............................  823,013,560      10,885,449
      Carl Frischling..............................  822,602,646      11,296,363
      Robert H. Graham.............................  822,881,635      11,017,374
      Gerald J. Lewis..............................  822,460,720      11,438,289
      Prema Mathai-Davis...........................  822,715,053      11,183,956
      Lewis F. Pennock.............................  822,839,481      11,059,528
      Ruth H. Quigley..............................  822,446,309      11,452,700
      Louis S. Sklar...............................  822,882,710      11,016,299
      Larry Soll, Ph.D.............................  822,748,856      11,150,153
      Mark H. Williamson...........................  822,801,778      11,097,231

* Proposal required approval by a combined vote of all the portfolios of AIM Funds Group.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER      PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE           DURING PAST 5 YEARS                                  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1992            Director and Chairman, A I M Management Group Inc.   None
  Trustee, Chairman and                            (financial services holding company); and Director
  President                                        and Vice Chairman, AMVESCAP PLC and Chairman of
                                                   AMVESCAP PLC -- AIM Division (parent of AIM and a
                                                   global investment management firm)
                                                   Formerly: President and Chief Executive Officer,
                                                   A I M Management Group Inc.; Director, Chairman
                                                   and President, A I M Advisors, Inc. (registered
                                                   investment advisor); Director and Chairman, A I M
                                                   Capital Management, Inc. (registered investment
                                                   advisor), A I M Distributors, Inc. (registered
                                                   broker dealer), AIM Investment Services, Inc.,
                                                   (registered transfer agent), and Fund Management
                                                   Company (registered broker dealer); and Chief
                                                   Executive Officer, AMVESCAP PLC -- Managed
                                                   Products
------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003            Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                       A I M Management Group Inc. (financial services
  President                                        holding company); Director, Chairman and
                                                   President, A I M Advisors, Inc. (registered
                                                   investment advisor); Director, A I M Capital
                                                   Management, Inc. (registered investment advisor)
                                                   and A I M Distributors, Inc. (registered broker
                                                   dealer); Director and Chairman, AIM Investment
                                                   Services, Inc. (registered transfer agent), and
                                                   Fund Management Company (registered broker
                                                   dealer); and Chief Executive Officer, AMVESCAP
                                                   PLC -- AIM Division (parent of AIM and a global
                                                   investment management firm)
                                                   Formerly: Director, Chairman, President and Chief
                                                   Executive Officer, INVESCO Funds Group, Inc. and
                                                   INVESCO Distributors, Inc.; Chief Executive
                                                   Officer, AMVESCAP PLC -- Managed Products;
                                                   Chairman and Chief Executive Officer of
                                                   NationsBanc Advisors, Inc.; and Chairman of
                                                   NationsBanc Investments, Inc.
------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003            Consultant                                           None
  Trustee
                                                   Formerly: President and Chief Executive Officer,
                                                   AMC Cancer Research Center; and Chairman and Chief
                                                   Executive Officer, First Columbia Financial
                                                   Corporation
------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001            Of Counsel, law firm of Baker & McKenzie             Badgley Funds, Inc.
  Trustee                                                                                               (registered investment
                                                                                                        company)
------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003            Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                          Ltd., (investment banking firm); and Director,
                                                   Policy Studies, Inc. and Van Gilder Insurance
                                                   Corporation
                                                   Formerly: General Counsel and Director, Boettcher
                                                   & Co.; and Chairman and Managing Partner, law firm
                                                   of Davis, Graham & Stubbs
------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1987            Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee                                          (technology consulting company)                      company); and
                                                                                                        Captaris, Inc.
                                                                                                        (unified messaging
                                                                                                        provider)
------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000            Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                          business corporations, including the Boss Group      (Chairman) (registered
                                                   Ltd. (private investment and management) and         investment company);
                                                   Magellan Insurance Company                           Annuity and Life Re
                                                                                                        (Holdings), Ltd.
                                                   Formerly: Director, President and Chief Executive    (insurance company)
                                                   Officer, Volvo Group North America, Inc.; Senior
                                                   Vice President, AB Volvo; and director of various
                                                   affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998            Formerly: Chairman, Mercantile Mortgage Corp.;       None
  Trustee                                          President and Chief Operating Officer,
                                                   Mercantile-Safe Deposit & Trust Co.; and
                                                   President, Mercantile Bankshares Corp.
------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997            Chief Executive Officer, Twenty First Century        Administaff
  Trustee                                          Group, Inc. (government affairs company) and
                                                   Texana Timber LP
------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2004

The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who overseas 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                                  HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis and       Cortland Trust, Inc.
  Trustee                                              Frankel LLP                                          (registered investment
                                                                                                            company)
----------------------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (San Diego,    General Chemical
  Trustee                                              California)                                          Group, Inc.,
                                                                                                            Wheelabrator
                                                       Formerly: Associate Justice of the California        Technologies, Inc.
                                                       Court of Appeals                                     (waste management
                                                                                                            company), Fisher
                                                                                                            Scientific, Inc.,
                                                                                                            Henley Manufacturing,
                                                                                                            Inc. (laboratory
                                                                                                            supplies), and
                                                                                                            California Coastal
                                                                                                            Properties, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA   None
  Trustee
----------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1992               Partner, law firm of Pennock & Cooper                None
  Trustee
----------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                                              None
  Trustee
----------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and            None
  Trustee                                              Operations Hines Interests Limited Partnership
                                                       (real estate development company)
----------------------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942         2003               Retired                                              None
  Trustee
----------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and       N/A
  Senior Vice President and Chief                      General Counsel, A I M Management Group Inc.
  Legal Officer                                        (financial services holding company) and A I M
                                                       Advisors, Inc.; Vice President, A I M Capital
                                                       Management, Inc., A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and Director, Vice
                                                       President and General Counsel, Fund Management
                                                       Company
                                                       Formerly: Senior Vice President and General
                                                       Counsel, Liberty Financial Companies, Inc.; and
                                                       Senior Vice President and General Counsel, Liberty
                                                       Funds Group, LLC
----------------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1992               Managing Director, Chief Fixed Income Officer and    N/A
  Vice President                                       Senior Investment Officer, A I M Capital
                                                       Management, Inc.; and Vice President, A I M
                                                       Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1992               Managing Director and Chief Research                 N/A
  Vice President                                       Officer -- Fixed Income, A I M Capital Management,
                                                       Inc.; and Vice President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer, A I M   N/A
  Vice President                                       Advisors, Inc. and A I M Capital Management, Inc.;
                                                       and Vice President, AIM Investment Services, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors,
  Vice President and Treasurer                         Inc.; Senior Vice President, AIM Investment
                                                       Services, Inc.; and Vice President, A I M
                                                       Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1992               Managing Director and Chief Management Officer,      N/A
  Vice President                                       A I M Capital Management, Inc; Director and
                                                       President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and            N/A
  Vice President                                       President, Chief Executive Officer and Chief
                                                       Investment Officer, A I M Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana Street, Suite
Houston, TX 77046-1173          Suite 100                       Suite 100                       2900
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Houston, TX 77002-5678
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103-7599     New York, NY 10022-3852                                         Boston, MA 02110

      DOMESTIC EQUITY                                INTERNATIONAL/GLOBAL EQUITY                     FIXED INCOME

AIM Aggressive Growth Fund                      AIM Asia Pacific Growth Fund                TAXABLE
AIM Balanced Fund*                              AIM Developing Markets Fund
AIM Basic Balanced Fund*                        AIM European Growth Fund                    AIM Floating Rate Fund
AIM Basic Value Fund                            AIM European Small Company Fund             AIM High Yield Fund
AIM Blue Chip Fund                              AIM Global Aggressive Growth Fund           AIM Income Fund
AIM Capital Development Fund                    AIM Global Growth Fund                      AIM Intermediate Government Fund
AIM Charter Fund                                AIM Global Trends Fund                      AIM Limited Maturity Treasury Fund
AIM Constellation Fund                          AIM Global Value Fund(5)                    AIM Money Market Fund
AIM Dent Demographic Trends Fund                AIM International Emerging Growth Fund      AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)                AIM International Growth Fund               AIM Total Return Bond Fund
AIM Emerging Growth Fund                        AIM Trimark Fund                            INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund                  INVESCO International Core Equity Fund(6)
AIM Large Cap Growth Fund                                                                   TAX-FREE
AIM Libra Fund                                               SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                                AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(2)                 AIM Global Health Care Fund                 AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                         AIM Real Estate Fund                        AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                        INVESCO Advantage Health Sciences Fund      AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                       INVESCO Energy Fund
AIM Opportunities III Fund                      INVESCO Financial Services Fund
AIM Premier Equity Fund                         INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                          INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(3)                    INVESCO Leisure Fund
AIM Small Cap Growth Fund(4)                    INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                       INVESCO Technology Fund
AM Trimark Small Companies Fund                 INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (6) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.



                                AIMinvestments.com                     SEQ-AR-1


                                                      YOUR GOALS. OUR SOLUTIONS.--Servicemark--
-----------------------------------------------------------------------------------------------
Mutual    Retirement   Annuities    College  Separately   Offshore    Alternative    Cash        [AIM INVESTMENTS LOGO APPEARS HERE]
Funds     Products                  Savings   Managed     Products    Investments    Management            --Servicemark--
                                     Plans    Accounts

                                                       AIM SMALL CAP EQUITY FUND
                               Annual Report to Shareholders o December 31, 2003



                                 [COVER IMAGE]



YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                    --Servicemark--

================================================================================
AIM SMALL CAP EQUITY FUND SEEKS LONG-TERM GROWTH OF CAPITAL.
================================================================================

o Unless otherwise stated, information presented is as of 12/31/03 and is based on total net assets.

ABOUT SHARE CLASSES


o Effective 9/30/03, Class B shares are        ABOUT INDEXES USED IN THIS REPORT           Industry classifications used in this
not available as an investment for                                                         report are generally according to the
retirement plans maintained pursuant to        o The unmanaged Standard & Poor's           Global Industry Classification Standard,
Section 401 of the Internal Revenue            Composite Index of 500 Stocks (the S&P      which was developed by and is the
Code, including 401(k) plans, money            500--Registered Trademark--) is an index    exclusive property and a service mark of
purchase pension plans and profit              of common stocks frequently used as a       Morgan Stanley Capital International
sharing plans. Plans that have existing        general measure of U.S. stock market        Inc. and Standard & Poor's.
accounts invested in Class B shares will       performance.
continue to be allowed to make                                                             o A description of the policies and
additional purchases.                          o The unmanaged Russell 2000--Registered    procedures that the Fund uses to
                                               Trademark-- Index represents the            determine how to vote proxies relating
o Class R shares are available only to         performance of the stocks of                to portfolio securities is available
certain retirement plans. Please see the       small-capitalization companies.             without charge, upon request, by calling
prospectus for more information. They                                                      800-959-4246, or on the AIM Web site,
are sold at net asset value, that is,          o The unmanaged Lipper Small-Cap Core       AIMinvestments.com.
without up-front sales charges.                Fund Index represents an average of the
                                               performance of the 30 largest
PRINCIPAL RISKS OF INVESTING IN THE FUND       small-capitalization core equity funds
                                               tracked by Lipper, Inc., an independent
o Investing in small and mid-size              mutual fund performance monitor.
companies involves risks not associated
with investing in more established             o A direct investment cannot be made in
companies. Also, small companies may           an index. Unless otherwise indicated,
have business risk, significant stock          index results include reinvested
price fluctuations and illiquidity.            dividends, and they do not reflect sales
                                               charges. Performance of an index of
                                               funds reflects fund expenses;
                                               performance of a market index does not.



======================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE        THIS REPORT MAY BE DISTRIBUTED ONLY TO SHAREHOLDERS OR TO PERSONS
======================================================       WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE FUND. PLEASE READ THE
                                                             PROSPECTUS CAREFULLY AND CONSIDER THE INVESTMENT OBJECTIVES, RISKS,
                                                             AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING.



AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:
[PHOTO OF
ROBERT H.           The fiscal year ended December 31, 2003, was a welcome
GRAHAM]             change from the bear market of the previous three years.
                    Major stock market indexes here and abroad delivered
ROBERT H. GRAHAM    positive performance, with double-digit returns more the
                    rule than the exception. As is historically the case, bond market returns were more modest, but nonetheless positive as well. The U.S. economy appears to have turned a corner, with solid growth in gross domestic product. Overseas, particularly in Europe, economic performance was not so robust but appeared to pick up during the second half of the year.

                        U.S. investors seem to have regained their confidence,
                    putting $152.77 billion in new money into stock mutual funds during 2003 and $31.40 billion into bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered large net outflows during 2003.

   The durability of these trends is, of course, unpredictable, but the economy does appear to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong. Nevertheless, we caution all our shareholders against thinking that 2004 will be a repeat of 2003. We simply do not know.

   What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

   For information on your fund's performance and management during the fiscal year, please see the management discussion that begins on the following page.

VISIT OUR WEB SITE

As you are aware, the mutual fund industry, including AIM Investments, has been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We encourage you to visit AIMinvestments.com often to monitor developments. We will continue to post updates on these issues as information becomes available.

   The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. We welcome these efforts, as does the industry trade group, the Investment Company Institute. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

   Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, you can contact one of our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman and President
February 9, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND POSTS DOUBLE-DIGIT GAINS
FOR THE FISCAL YEAR

For the year ended December 31, 2003,         then rallied, posting a cumulative total     economy had not yet exhibited
AIM Small Cap Equity Fund, Class A            return of 40.86% from its low through        sustainable growth. By October, the Fed
shares, returned 46.17% at net asset          the end of the reporting period.             reported that economic expansion had
value. (If sales charges were included,                                                    increased and consumer spending was
performance would be lower.) For the             During this rally, the United States      generally stronger, although the
performance of other share classes,           and its allies took military action
please see the table on the next page.        against Iraq and toppled the regime of               SMALL- AND MID-CAP
The fund outperformed the S&P 500 Index,      Saddam Hussein. The nation's gross                    STOCKS GENERALLY
frequently cited as a measure of the          domestic product, generally considered                  OUTPERFORMED
performance of the U.S. stock market in       the broadest measure of economic                      LARGE-CAP STOCKS
general, which returned 28.67% over the       activity, expanded at an annualized rate                FOR THE YEAR.
same period. Small-cap stocks generally       of 3.1% in the second quarter, 8.2% in
outperformed large-cap stocks, enabling       the third quarter, and 4.0% in the           job market remained weak.
the fund to outperform the large-cap          fourth quarter of 2003. As of the close
oriented S&P 500 Index.                       of the year, approximately 64% of the           All sectors of the S&P 500 Index
                                              companies in the S&P 500 Index had           recorded gains for the fiscal year.
   The fund outperformed the Lipper           reported third-quarter earnings that         Information technology, materials and
Small-Cap Core Fund Index, which              exceeded analysts' expectations while        consumer discretionary were the
returned 40.90%, but modestly                 approximately 20.5% had reported             top-performing sectors while
underperformed the Russell 2000 Index,        earnings that met those estimates. The       telecommunication services, consumer
which returned 47.25% for the year. The       job market, while improving, continued       staples and health care were the
fund lagged the Russell 2000 Index            to be weak, however, as the nation's         weakest-performing sectors.
because of its less aggressive holdings       unemployment rate stood at 5.7% at the
in the information technology sector.         close of the year.                              Small- and mid-cap stocks generally
                                                                                           outperformed large-cap stocks for the
MARKET CONDITIONS                                For the first five months of the          year. The performance of growth and
                                              year, the Federal Reserve (the Fed) kept     value stocks was similar, although
Amid a backdrop of generally improving        the short-term federal funds rate at         mid-cap growth stocks generally
economic conditions, the S&P 500 Index        1.25%. On June 25, 2003, it reduced that     outperformed their value counterparts.
declined at the beginning of 2003,            rate to 1.00%, its lowest level since
dropping to its lowest level of the year      1958. At the time, the Fed said it           YOUR FUND
on March 11. The index                        favored a more expansive monetary policy
                                              because the                                  At the outset of the year, the fund was
                                                                                           positioned to take advantage of an
                                                                                           economic recovery.



==================================================================================================================================
TOP 10 EQUITY HOLDINGS*                                           TOP 10 INDUSTRIES*

 1.  GrafTech International Ltd.                      1.3%         1.  Real Estate                                       6.6%

 2.  Friedman, Billings, Ramsey Group, Inc - Class A  1.3          2.  Diversified Commercial Services                   6.5

 3.  Scientific Games Corp.-Class A                   1.1          3.  Property & Casualty Insurance                     3.8

 4.  Sierra Health Services, Inc.                     1.1          4.  Trucking                                          3.4

 5.  Serologicals Corp.                               1.1          5.  Thrifts & Mortgage Finance                        3.3

 6.  VCA Antech, Inc.                                 1.1          6.  Specialty Stores                                  3.2

 7.  Luminent Mortgage Capital, Inc.                  1.1          7.  Biotechnology                                     2.7

 8.  Wabash National Corp.                            1.1          8.  Oil & Gas Exploration & Production                2.6

 9.  Volume Services America Holdings, Inc.-IDS       1.1          9.  Restaurants                                       2.3

10.  Pep Boys-Manny, Moe & Jack                       1.1         10.  Communications Equipment                          2.3

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================================


During the reporting period, we made            $57 million for the third quarter of                           MICHAEL CHAPMAN
relatively modest adjustments to the            2003 compared to $15.1 million for the                         Mr. Chapman began
portfolio, reducing the fund's holdings         same quarter of the previous year.         [PHOTO OF           his investment
in more defensive sectors such as               Louisiana Pacific, on the other hand,      MICHAEL             career in 1995 as
consumer staples. The three largest             reported net income $124.5 for the third   CHAPMAN]            an nalyst and then
sector-weightings at the end of the year        quarter of 2003 compared to $3.3 million                       portfolio manager.
were financials, industrials and                for the same period in 2002. We sold                           He joined AIM in
consumer discretionary.                         this stock because it no longer met our                        2001 and was
                                                valuation criteria.                        promoted to his current position in
   These three sectors, along with                                                         2002. He holds a B.S. in petroleum
information technology, had the most               Detracting from performance were AFC    engineering and an M.A. in energy and
positive impact on fund performance in          Enterprises, a fast-food restaurant        mineral resources from The University of
the improving economic climate during           chain operator, and Centillium             Texas.
the reporting period. The fund's                Communications, a broadband
holdings in industrials, financials and         communications technology company. AFC's                       PAUL J. RASPLICKA,
consumer discretionary generally                stock declined in the middle of the year                       LEAD MANAGER
outperformed their counterparts in the          amid questions concerning its accounting   [PHOTO OF           Mr. Rasplicka is
Russell 2000 Index. However, the                practices. The fund no longer owns the     PAUL J.             lead portfolio
portfolio's information technology              stock. Although Centillium reported a      RASPLICKA]          manager of AIM Small
stocks, while contributing positively to        profit for the third quarter of the                            Cap Equity Fund. He
performance, tended to lag those in the         year, it still experienced a loss for                          joined AIM in 1998.
index.                                          the nine months ended September 30,        Prior to joining AIM he was with INVESCO
                                                2003.                                      Trust Company, the Denver-based
   Telecommunications services, consumer                                                   investment management subsidiary of
staples and utilities were the                  IN CLOSING                                 AMVESCAP PLC, since 1994. He was
weakest-performing sectors for the fund,                                                   responsible for portfolio management of
both in terms of contribution to total          Throughout the year, we remained           small-capitalization growth separate
return and in relation to the Russell           committed to the fund's capitalization     accounts.
2000 Index. The fund was underweight in         target, selection criteria and sell            Mr. Rasplicka, a Chartered
all three sectors in comparison to the          discipline. We are pleased to be able to   Financial Analyst and a Chartered
index.                                          report the fund's positive performance     Investment Counselor, began his
                                                for the year, and we appreciate your       investment career in 1982 as an equity
   Stocks that enhanced performance             participation in the fund.                 research analyst.
included Friedman, Billings, Ramsey                                                            A native of Denver, Mr. Rasplicka
Group, which provides                                 See important fund and index         is a magna cum laude graduate of the
investment-banking, brokerage and asset             disclosures inside front cover.        University of Colorado in Boulder
management services, and Louisiana                                                         with a B.S. in business administration.
Pacific, which markets building                 TOTAL NUMBER OF HOLDINGS*            131   He received an M.B.A. from the
materials. Friedman, Billings, Ramsey           TOTAL NET ASSETS          $522.4 MILLION   University of Chicago.
Group reported net income of
                                                                                           Assisted by the Small/Mid-Cap Core Team
FUND VS. INDEXES
                                                                                           [ARROW
Total returns, 12/31/02-12/31/03,                                                          BUTTON     For More Information Visit
excluding sales charges.                                                                   IMAGE]     AIMinvestments.com

If sales charges were included,
performance would be lower.

Class A Shares                        46.17%
Class B Shares                        45.13
Class C Shares                        45.13
Class R Shares                        45.86
S&P 500 Index
 (Broad Market Index)                 28.67
Russell 2000 Index
 (Style-Specific Index)               47.25
Lipper Small-Cap Core Fund Index
 (Peer Group Index)                   40.90


Source: Lipper, Inc.


FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
8/31/00-12/31/03



DATE         AIM SMALL CAP EQUITY   AIM SMALL CAP EQUITY  AIM SMALL CAP EQUITY   S&P 500     RUSSELL 2000       LIPPER SMALL-CAP
             FUND CLASS A SHARES    FUND CLASS B SHARES   FUND CLASS C SHARES     INDEX         INDEX           CORE FUND INDEX
   8/31/00             9450                   10000                   10000       10000        10000                 10000
09/30/2000             9308                    9850                    9850        9472         9706                  9743
10/31/2000             9233                    9760                    9760        9432         9273                  9450
11/30/2000             8193                    8660                    8660        8689         8321                  8509
12/31/2000             8845                    9340                    9340        8732         9036                  9335
01/31/2001             9280                    9790                    9790        9041         9506                  9668
02/28/2001             8410                    8870                    8870        8217         8882                  9054
03/31/2001             7985                    8420                    8420        7697         8448                  8625
04/30/2001             8722                    9191                    9191        8295         9109                  9313
05/31/2001             9251                    9740                    9740        8350         9333                  9652
06/30/2001             9648                   10160                   10160        8147         9655                  9951
07/31/2001             9384                    9871                    9871        8067         9132                  9720
08/31/2001             9072                    9541                    9541        7562         8837                  9448
09/30/2001             7985                    8391                    8391        6952         7648                  8210
10/31/2001             8288                    8702                    8702        7084         8095                  8698
11/30/2001             8883                    9322                    9322        7628         8722                  9344
12/31/2001             9634                   10113                   10103        7695         9260                 10000
01/31/2002             9530                    9992                    9992        7582         9164                  9882
02/28/2002             9426                    9883                    9883        7436         8913                  9618
03/31/2002            10325                   10812                   10812        7716         9629                 10357
04/30/2002            10429                   10913                   10913        7248         9717                 10408
05/31/2002            10211                   10683                   10683        7195         9286                 10020
06/30/2002             9634                   10073                   10073        6683         8825                  9459
07/31/2002             8046                    8413                    8403        6162         7492                  8173
08/31/2002             8140                    8503                    8503        6202         7473                  8217
09/30/2002             7374                    7692                    7692        5529         6936                  7635
10/31/2002             7573                    7902                    7902        6015         7159                  7906
11/30/2002             8036                    8383                    8383        6369         7798                  8490
12/31/2002             7781                    8113                    8113        5995         7363                  8077
01/31/2003             7573                    7883                    7883        5838         7160                  7841
02/28/2003             7299                    7593                    7592        5750         6943                  7596
03/31/2003             7497                    7803                    7803        5806         7033                  7660
04/30/2003             8093                    8413                    8413        6284         7699                  8298
05/31/2003             8783                    9133                    9133        6615         8526                  9027
06/30/2003             9019                    9373                    9363        6699         8680                  9235
07/31/2003             9596                    9964                    9963        6817         9223                  9709
08/31/2003             9964                   10345                   10334        6950         9646                 10129
09/30/2003             9785                   10154                   10154        6876         9468                  9909
10/31/2003            10588                   10985                   10975        7265        10263                 10688
11/30/2003            10928                   11335                   11325        7329        10627                 11073
12/31/03              11376                   11470                   11770        7713        10843                 11381

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges. The performance of the fund's share classes will differ due to different sales charge structures and class expenses. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.


AVERAGE ANNUAL TOTAL RETURNS                 *Class R shares were first offered on       may be worth more or less than their
As of 12/31/03, including sales charges      June 3, 2002. Returns prior to that date    original cost.
CLASS A SHARES                               are hypothetical results based on Class
Inception (8/31/00)        3.94%             A returns at net asset value (inception        Class A share performance reflects
 1 Year                   38.12              date 8/31/00), adjusted to reflect Class    the maximum 5.50% sales charge, and
                                             R 12b-1 fees. Class R share returns do      Class B and Class C share performance
CLASS B SHARES                               not include a 0.75% contingent deferred     reflects the applicable contingent
Inception (8/31/00)        4.20%             sales charge that may be imposed on a       deferred sales charge (CDSC) for the
 1 Year                   40.13              total redemption of retirement plan         period involved. The CDSC on Class B
                                             assets within the first year.               shares declines from 5% beginning at the
CLASS C SHARES                                                                           time of purchase to 0% at the beginning
Inception (8/31/00)        5.01%                Current performance may be lower or      of the seventh year. The CDSC on Class C
 1 Year                   44.13              higher than the performance data quoted.    shares is 1% for the first year after
                                             Past performance cannot guarantee           purchase. The performance of the fund's
CLASS R SHARES*                              comparable future results. Due to           share classes will differ due to
Inception                  5.53%             significant market volatility, results      different sales charge structures and
 1 Year                   45.86              of an investment made today may differ      class expenses.
                                             substantially from the historical
                                             performance shown. Please visit
                                             aiminvestments.com for the most current
                                             month-end performance.

                                                The fund's performance figures are
                                             historical, and they reflect fund
                                             expenses, the reinvestment of
                                             distributions, and changes in net asset
                                             value. Performance data quoted
                                             represents past performance and the
                                             investment return and principal value of
                                             an investment will fluctuate so that an
                                             investor's shares, when redeemed,


FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.41%

ADVERTISING-1.90%

ADVO, Inc.                                        164,000   $  5,208,640
------------------------------------------------------------------------
R.H. Donnelley Corp.(a)                           117,800      4,693,152
========================================================================
                                                               9,901,792
========================================================================

AIR FREIGHT & LOGISTICS-1.49%

Pacer International, Inc.(a)                      200,000      4,044,000
------------------------------------------------------------------------
UTI Worldwide, Inc. (United Kingdom)               98,800      3,747,484
========================================================================
                                                               7,791,484
========================================================================

AIRLINES-0.47%

AirTran Holdings, Inc.(a)                         204,800      2,437,120
========================================================================

APPAREL RETAIL-1.65%

Cache, Inc.(a)                                    200,000      4,166,000
------------------------------------------------------------------------
Stage Stores, Inc.(a)                             159,200      4,441,680
========================================================================
                                                               8,607,680
========================================================================

APPLICATION SOFTWARE-1.09%

Open Solutions Inc.(a)                             33,487        588,367
------------------------------------------------------------------------
ScanSoft, Inc.(a)                                 388,900      2,068,948
------------------------------------------------------------------------
Verint Systems Inc.(a)                            133,500      3,011,760
========================================================================
                                                               5,669,075
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.76%

Affiliated Managers Group, Inc.(a)                 64,200      4,467,678
------------------------------------------------------------------------
MCG Capital Corp.                                 241,500      4,709,250
========================================================================
                                                               9,176,928
========================================================================

AUTO PARTS & EQUIPMENT-1.16%

American Axle & Manufacturing Holdings,
  Inc.(a)                                          85,200      3,443,784
------------------------------------------------------------------------
LKQ Corp.(a)                                      144,800      2,599,160
========================================================================
                                                               6,042,944
========================================================================

BIOTECHNOLOGY-2.67%

OraSure Technologies, Inc.(a)                     289,000      2,300,440
------------------------------------------------------------------------
QLT Inc. (Canada)(a)                              161,000      3,034,850
------------------------------------------------------------------------
Serologicals Corp.(a)                             315,700      5,872,020
------------------------------------------------------------------------
United Therapeutics Corp.(a)                      119,000      2,731,050
========================================================================
                                                              13,938,360
========================================================================

BROADCASTING & CABLE TV-0.93%

Cumulus Media Inc.-Class A(a)                     220,300      4,846,600
========================================================================

BUILDING PRODUCTS-1.72%

ElkCorp.                                          169,300      4,520,310
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

BUILDING PRODUCTS-(CONTINUED)

Griffon Corp.(a)                                  221,500   $  4,487,590
========================================================================
                                                               9,007,900
========================================================================

CASINOS & GAMING-1.13%

Scientific Games Corp.-Class A(a)                 348,300      5,924,583
========================================================================

COMMUNICATIONS EQUIPMENT-2.32%

Avocent Corp.(a)                                  133,400      4,871,768
------------------------------------------------------------------------
Centillium Communications, Inc.(a)                397,500      2,237,925
------------------------------------------------------------------------
Inter-Tel, Inc.                                    95,200      2,378,096
------------------------------------------------------------------------
Plantronics, Inc.(a)                               80,200      2,618,530
========================================================================
                                                              12,106,319
========================================================================

COMPUTER HARDWARE-0.59%

Pinnacle Systems, Inc.(a)                         364,300      3,107,479
========================================================================

COMPUTER STORAGE & PERIPHERALS-1.02%

Overland Storage, Inc.(a)                         120,000      2,256,000
------------------------------------------------------------------------
Synaptics Inc.(a)                                 205,000      3,070,900
========================================================================
                                                               5,326,900
========================================================================

CONSTRUCTION & ENGINEERING-0.84%

Chicago Bridge & Iron Co. N.V.-New York
  Shares (Netherlands)                            151,700      4,384,130
========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.07%

Wabash National Corp.(a)                          190,300      5,575,790
========================================================================

CONSUMER FINANCE-1.42%

AmeriCredit Corp.(a)                              181,300      2,888,109
------------------------------------------------------------------------
Rewards Network Inc.(a)                           426,600      4,547,556
========================================================================
                                                               7,435,665
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.09%

Alliance Data Systems Corp.(a)                    133,300      3,689,744
------------------------------------------------------------------------
Certegy Inc.                                       87,600      2,873,280
------------------------------------------------------------------------
Intrado Inc.(a)                                   199,500      4,379,025
========================================================================
                                                              10,942,049
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-6.45%

Corrections Corp. of America(a)                   177,300      5,111,559
------------------------------------------------------------------------
Integrated Alarm Services Group, Inc.(a)          478,000      4,063,000
------------------------------------------------------------------------
LECG Corp.(a)                                     149,500      3,422,055
------------------------------------------------------------------------
Navigant Consulting, Inc.(a)                      256,800      4,843,248
------------------------------------------------------------------------
NCO Group, Inc.(a)                                117,200      2,668,644
------------------------------------------------------------------------
Sotheby's Holdings, Inc.-Class A(a)               350,000      4,781,000
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES-(CONTINUED)

Tetra Tech, Inc.                                  152,500   $  3,791,150
------------------------------------------------------------------------
United Rentals, Inc.(a)                           260,500      5,017,230
========================================================================
                                                              33,697,886
========================================================================

DIVERSIFIED METALS & MINING-1.75%

Compass Minerals International, Inc.(a)           263,400      3,761,352
------------------------------------------------------------------------
CONSOL Energy Inc. (Acquired 09/17/03; Cost
  $4,098,600)(a)(b)(c)                            230,000      5,361,300
========================================================================
                                                               9,122,652
========================================================================

DRUG RETAIL-0.61%

NeighborCare, Inc.(a)                             162,700      3,213,325
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-2.24%

Aeroflex Inc.(a)                                  367,300      4,293,737
------------------------------------------------------------------------
Amphenol Corp.-Class A(a)                          46,700      2,985,531
------------------------------------------------------------------------
Varian Inc.(a)                                    106,300      4,435,899
========================================================================
                                                              11,715,167
========================================================================

ENVIRONMENTAL SERVICES-0.89%

Casella Waste Systems, Inc.-Class A(a)            338,700      4,636,803
========================================================================

FOOTWEAR-0.51%

Reebok International Ltd.                          68,200      2,681,624
========================================================================

GENERAL MERCHANDISE STORES-0.41%

Fred's, Inc.                                       69,750      2,160,855
========================================================================

HEALTH CARE EQUIPMENT-0.49%

Wilson Greatbatch Technologies, Inc.(a)            60,100      2,540,427
========================================================================

HEALTH CARE FACILITIES-2.07%

United Surgical Partners International,
  Inc.(a)                                         152,200      5,095,656
------------------------------------------------------------------------
VCA Antech, Inc.(a)                               184,500      5,715,810
========================================================================
                                                              10,811,466
========================================================================

HEALTH CARE SERVICES-0.75%

US Oncology, Inc.(a)                              366,200      3,940,312
========================================================================

HEALTH CARE SUPPLIES-1.85%

Align Technology, Inc.(a)                         180,000      2,973,600
------------------------------------------------------------------------
PolyMedica Corp.                                  110,000      2,894,100
------------------------------------------------------------------------
Sola International Inc.(a)                        202,000      3,797,600
========================================================================
                                                               9,665,300
========================================================================

HOME FURNISHINGS-0.93%

Tempur-Pedic International Inc.(a)                315,000      4,882,500
========================================================================

HOTELS, RESORTS & CRUISE LINES-0.51%

Kerzner International Ltd. (Bahamas)(a)            67,900      2,645,384
========================================================================

HOUSEHOLD PRODUCTS-0.08%

Rayovac Corp.(a)                                   19,900        416,905
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


HOUSEWARES & SPECIALTIES-1.89%

Jarden Corp.(a)                                   191,700   $  5,241,078
------------------------------------------------------------------------
Yankee Candle Co., Inc. (The)(a)                  168,700      4,610,571
========================================================================
                                                               9,851,649
========================================================================

INDUSTRIAL GASES-0.69%

Airgas, Inc.                                      168,300      3,615,084
========================================================================

INDUSTRIAL MACHINERY-0.82%

Kennametal Inc.                                   108,300      4,304,925
========================================================================

INTERNET SOFTWARE & SERVICES-1.36%

Digital Insight Corp.(a)                          102,000      2,539,800
------------------------------------------------------------------------
United Online, Inc.(a)                            271,000      4,550,090
========================================================================
                                                               7,089,890
========================================================================

INVESTMENT BANKING & BROKERAGE-0.86%

CMET Finance Holdings, Inc. (Acquired
  12/08/03; Cost $4,480,000)(a)(b)(c)              44,800      4,480,000
========================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-0.22%

iShares Nasdaq Biotechnology Index Fund(a)         16,000      1,151,200
========================================================================

IT CONSULTING & OTHER SERVICES-0.79%

DigitalNet Holdings, Inc.(a)                       91,200      1,778,400
------------------------------------------------------------------------
ManTech International Corp.-Class A(a)             94,300      2,352,785
========================================================================
                                                               4,131,185
========================================================================

LIFE & HEALTH INSURANCE-0.86%

American Medical Security Group, Inc.(a)          200,600      4,497,452
========================================================================

MANAGED HEALTH CARE-1.13%

Sierra Health Services, Inc.(a)                   215,700      5,920,965
========================================================================

OFFICE SERVICES & SUPPLIES-1.29%

Danka Business Systems PLC-ADR (United
  Kingdom)(a)                                     517,400      2,276,560
------------------------------------------------------------------------
Moore Wallace Inc. (Canada)(a)                    238,000      4,457,740
========================================================================
                                                               6,734,300
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.67%

FMC Technologies, Inc.(a)                         119,300      2,779,690
------------------------------------------------------------------------
Key Energy Services, Inc.(a)                      287,600      2,965,156
------------------------------------------------------------------------
W-H Energy Services, Inc.(a)                      183,100      2,966,220
========================================================================
                                                               8,711,066
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.55%

Comstock Resources, Inc.(a)                       140,000      2,702,000
------------------------------------------------------------------------
Southwestern Energy Co.(a)                        188,900      4,514,710
------------------------------------------------------------------------
Ultra Petroleum Corp. (Canada)(a)                 107,800      2,654,036
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Westport Resources Corp.(a)                       115,700   $  3,454,802
========================================================================
                                                              13,325,548
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.52%

Golar LNG Ltd. (Bermuda)(a)                       191,600      2,742,558
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.20%

Oxford Finance Corp. (Acquired 03/25/02; Cost
  $1,300,000)(b)(c)                               130,000      1,040,000
========================================================================

PACKAGED FOODS & MEATS-0.86%

Flowers Foods, Inc.                               174,900      4,512,420
========================================================================

PERSONAL PRODUCTS-0.91%

NBTY, Inc.(a)                                     176,600      4,743,476
========================================================================

PHARMACEUTICALS-1.36%

aaiPharma Inc.(a)                                 126,000      3,165,120
------------------------------------------------------------------------
Axcan Pharma Inc. (Canada)(a)                     250,700      3,923,455
========================================================================
                                                               7,088,575
========================================================================

PROPERTY & CASUALTY INSURANCE-3.82%

Direct General Corp.                              154,000      5,097,400
------------------------------------------------------------------------
Infinity Property & Casualty Corp.                158,500      5,238,425
------------------------------------------------------------------------
Navigators Group, Inc. (The)(a)                   136,500      4,213,755
------------------------------------------------------------------------
Quanta Capital Holdings Ltd. (Bermuda)
  (Acquired 08/27/03-11/21/03; Cost
  $4,710,940)(a)(b)(c)                            469,700      5,401,550
========================================================================
                                                              19,951,130
========================================================================

PUBLISHING-0.91%

Journal Communications, Inc.-Class A              256,200      4,747,386
========================================================================

RAILROADS-0.98%

Genesee & Wyoming Inc.-Class A(a)                 162,700      5,125,050
========================================================================

REAL ESTATE-6.60%

American Financial Realty Trust(c)                290,200      4,947,910
------------------------------------------------------------------------
American Home Mortgage Investment Corp.           131,100      2,951,061
------------------------------------------------------------------------
Ashford Hospitality Trust(a)                      418,000      3,925,020
------------------------------------------------------------------------
Fieldstone Investment Corp. (Acquired
  11/10/03-11/11/03; Cost
  $4,704,275)(a)(b)(c)                            311,300      5,214,275
------------------------------------------------------------------------
Friedman, Billings, Ramsey Group, Inc.-Class
  A                                               298,120      6,880,610
------------------------------------------------------------------------
Highland Hospitality Corp.(a)                     448,800      4,891,920
------------------------------------------------------------------------
Luminent Mortgage Capital, Inc.(a)                400,000      5,640,000
========================================================================
                                                              34,450,796
========================================================================

REGIONAL BANKS-0.48%

Texas Capital Bancshares, Inc.(a)                 173,800      2,513,496
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

------------------------------------------------------------------------

RESTAURANTS-2.33%

Landry's Restaurants, Inc.                        115,100   $  2,960,372
------------------------------------------------------------------------
Ruby Tuesday, Inc.                                127,900      3,643,871
------------------------------------------------------------------------
Volume Services America Holdings, Inc.-IDS(d)     334,500      5,569,425
========================================================================
                                                              12,173,668
========================================================================

SEMICONDUCTOR EQUIPMENT-0.50%

Axcelis Technologies, Inc.(a)                     253,800      2,593,836
========================================================================

SEMICONDUCTORS-2.11%

AMIS Holdings, Inc.(a)                            222,500      4,067,300
------------------------------------------------------------------------
DSP Group, Inc.(a)                                170,300      4,242,173
------------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)                94,400      2,689,456
========================================================================
                                                              10,998,929
========================================================================

SPECIALIZED FINANCE-1.04%

GATX Corp.                                        194,400      5,439,312
========================================================================

SPECIALTY CHEMICALS-1.70%

Great Lakes Chemical Corp.                        190,400      5,176,976
------------------------------------------------------------------------
Minerals Technologies Inc.                         62,850      3,723,862
========================================================================
                                                               8,900,838
========================================================================

SPECIALTY STORES-3.24%

Advance Auto Parts, Inc.(a)                        44,800      3,646,720
------------------------------------------------------------------------
Pep Boys-Manny, Moe & Jack                        241,500      5,523,105
------------------------------------------------------------------------
Select Comfort Corp.(a)                           161,400      3,996,264
------------------------------------------------------------------------
West Marine, Inc.(a)                              134,400      3,737,664
========================================================================
                                                              16,903,753
========================================================================

STEEL-1.34%

GrafTech International Ltd.(a)                    520,000      7,020,000
========================================================================

TECHNOLOGY DISTRIBUTORS-1.88%

Global Imaging Systems, Inc.(a)                   167,300      5,311,775
------------------------------------------------------------------------
ScanSource, Inc.(a)                                98,800      4,507,256
========================================================================
                                                               9,819,031
========================================================================

THRIFTS & MORTGAGE FINANCE-3.29%

First Niagara Financial Group, Inc.               265,000      3,951,150
------------------------------------------------------------------------
Franklin Bank Corp.-Class A (Acquired
  10/29/02; Cost $1,350,000)(a)(b)(c)             135,000      2,308,500
------------------------------------------------------------------------
Franklin Bank Corp.(a)                            125,500      2,384,500
------------------------------------------------------------------------
Jefferson Bancshares, Inc.                        200,000      2,758,000
------------------------------------------------------------------------
Saxon Capital, Inc.(a)                            184,700      3,869,465
------------------------------------------------------------------------
TierOne Corp.(a)                                   83,200      1,910,272
========================================================================
                                                              17,181,887
========================================================================

TRUCKING-3.35%

Dollar Thrifty Automotive Group, Inc.(a)          105,700      2,741,858
------------------------------------------------------------------------
Landstar System, Inc.(a)                          134,800      5,127,792
------------------------------------------------------------------------
Overnite Corp.(a)                                 207,400      4,718,350
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
TRUCKING-(CONTINUED)

Quality Distribution Inc.(a)                      252,200   $  4,930,510
========================================================================
                                                              17,518,510
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $381,075,671)                          503,631,319
========================================================================

MONEY MARKET FUNDS-3.84%

Liquid Assets Portfolio(e)                     10,035,910     10,035,910
------------------------------------------------------------------------
STIC Prime Portfolio(e)                        10,035,910     10,035,910
========================================================================
    Total Money Market Funds (Cost
      $20,071,820)                                            20,071,820
========================================================================
TOTAL INVESTMENTS-100.25% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $401,147,491)                523,703,139
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-13.38%

Liquid Assets Portfolio(e)(f)                  34,938,267   $ 34,938,267
------------------------------------------------------------------------
STIC Prime Portfolio(e)(f)                     34,938,266     34,938,266
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $69,876,533)                                      69,876,533
========================================================================
TOTAL INVESTMENTS-113.63% (Cost $471,024,024)                593,579,672
========================================================================
OTHER ASSETS LESS LIABILITIES-(13.63%)                       (71,219,220)
========================================================================
NET ASSETS-100.00%                                          $522,360,452
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
IDS  - Income Deposit Securities

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $23,805,625, which represented 4.56% of the Fund's net assets. These securities are considered to be illiquid.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Consists of more than one class of securities traded together as a unit.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $381,075,671)*                               $503,631,319
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $89,948,353)                             89,948,353
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,169,234
-----------------------------------------------------------
  Fund shares sold                                  504,658
-----------------------------------------------------------
  Dividends                                         422,509
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   24,123
-----------------------------------------------------------
Other assets                                         45,518
===========================================================
    Total assets                                595,745,714
___________________________________________________________
===========================================================
LIABILITIES:

Payables for:
  Investments purchased                           1,484,734
-----------------------------------------------------------
  Fund shares reacquired                          1,289,195
-----------------------------------------------------------
  Deferred compensation and retirement plans         28,228
-----------------------------------------------------------
  Collateral upon return of securities loaned    69,876,533
-----------------------------------------------------------
Accrued distribution fees                           286,947
-----------------------------------------------------------
Accrued transfer agent fees                         307,553
-----------------------------------------------------------
Accrued operating expenses                          112,072
===========================================================
    Total liabilities                            73,385,262
===========================================================
Net assets applicable to shares outstanding    $522,360,452
___________________________________________________________
===========================================================
NET ASSETS CONSIST OF:

  Shares of beneficial interest                $437,348,480
-----------------------------------------------------------
  Undistributed net investment income (loss)        (28,398)
-----------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities and foreign
    currencies                                  (37,515,278)
-----------------------------------------------------------
  Unrealized appreciation of investment
    securities                                  122,555,648
===========================================================
                                               $522,360,452
___________________________________________________________
===========================================================
NET ASSETS:

Class A                                        $266,284,101
___________________________________________________________
===========================================================
Class B                                        $177,811,497
___________________________________________________________
===========================================================
Class C                                        $ 75,763,014
___________________________________________________________
===========================================================
Class R                                        $  2,501,840
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          22,140,298
___________________________________________________________
===========================================================
Class B                                          15,103,201
___________________________________________________________
===========================================================
Class C                                           6,438,364
___________________________________________________________
===========================================================
Class R                                             208,688
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      12.03
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.03 divided
      by 94.50%)                               $      12.73
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.77
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.77
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      11.99
___________________________________________________________
===========================================================

* At December 31, 2003, securities with an aggregate market value of $67,951,774 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $6,496)          $  2,633,231
--------------------------------------------------------------------------
Dividends from affiliated money market funds*                      530,401
==========================================================================
    Total investment income                                      3,163,632
==========================================================================

EXPENSES:

Advisory fees                                                    3,062,023
--------------------------------------------------------------------------
Administrative services fees                                       112,855
--------------------------------------------------------------------------
Custodian fees                                                      72,926
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          636,252
--------------------------------------------------------------------------
  Class B                                                        1,247,627
--------------------------------------------------------------------------
  Class C                                                          527,403
--------------------------------------------------------------------------
  Class R                                                            4,743
--------------------------------------------------------------------------
Transfer agent fees                                              1,551,554
--------------------------------------------------------------------------
Trustees' fees                                                      13,692
--------------------------------------------------------------------------
Other                                                              302,101
==========================================================================
    Total expenses                                               7,531,176
==========================================================================
Less: Fees waived and expense offset arrangements                  (20,279)
==========================================================================
    Net expenses                                                 7,510,897
==========================================================================
Net investment income (loss)                                    (4,347,265)
==========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                                         23,911,837
--------------------------------------------------------------------------
  Foreign currencies                                                 2,678
==========================================================================
                                                                23,914,515
==========================================================================
Change in net unrealized appreciation of investment
  securities                                                   123,707,904
==========================================================================
Net gain from investment securities and foreign currencies     147,622,419
==========================================================================
Net increase in net assets resulting from operations          $143,275,154
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (4,347,265)   $ (2,453,128)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          23,914,515     (51,756,756)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      123,707,904     (25,094,706)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                143,275,154     (79,304,590)
==========================================================================================
Share transactions-net:
  Class A                                                       52,426,841      75,475,822
------------------------------------------------------------------------------------------
  Class B                                                       29,417,204      63,981,320
------------------------------------------------------------------------------------------
  Class C                                                       13,847,595      22,474,509
------------------------------------------------------------------------------------------
  Class R                                                        2,003,122          56,926
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               97,694,762     161,988,577
==========================================================================================
    Net increase in net assets                                 240,969,916      82,683,987
==========================================================================================

NET ASSETS:

  Beginning of year                                            281,390,536     198,706,549
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(28,398) and $119,353 for 2003 and 2002,
    respectively)                                             $522,360,452    $281,390,536
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund is currently closed to new investors.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the Fund's average daily net assets. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, AIM waived fees of $3,786.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $112,855 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $700,499 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. During the Fund's closing to new investors, AIM Distributors has agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B, Class C and Class R shares paid $629,015, $1,247,267, $527,403 and $4,743, respectively, after AIM Distributors waived Class A plan fees of $7,237.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2003, AIM Distributors retained $161,868 in front-end sales commissions from the sale of Class A shares and $457, $107, $10,626 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                             UNREALIZED
                             MARKET VALUE    PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND    REALIZED
                              12/31/2002      AT COST       FROM SALES     (DEPRECIATION)    12/31/2003     INCOME    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio      $ 9,368,395    $107,688,704   $(107,021,189)      $  --        $10,035,910    $102,561      $  --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio           9,368,395     107,688,704    (107,021,189)         --         10,035,910      99,905         --
=================================================================================================================================
    Subtotal                 $18,736,790    $215,377,408   $(214,042,378)      $  --        $20,071,820    $202,466      $  --
=================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                             UNREALIZED
                             MARKET VALUE    PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND    REALIZED
                              12/31/2002      AT COST       FROM SALES     (DEPRECIATION)    12/31/2003    INCOME*    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio      $        --    $116,651,952   $ (81,713,686)      $  --        $34,938,267    $166,125      $  --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio                  --     116,646,094     (81,707,827)         --         34,938,266    161,810          --
---------------------------------------------------------------------------------------------------------------------------------
    Subtotal                 $        --    $233,298,046   $(163,421,513)      $  --        $69,876,533    $327,935      $  --
=================================================================================================================================

    Total                    $18,736,790    $448,675,454   $(377,463,891)      $  --        $89,948,353    $530,401      $  --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $330,633.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $6,036 and reductions in custodian fees of $3,220 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $9,256.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $4,391 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.


NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $67,951,774 were on loan to brokers. The loans were secured by cash collateral of $69,876,533 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $327,935 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

                         TRANSACTIONS DURING THE PERIOD
--------------------------------------------------------------------------------
                                                         CALL OPTION CONTRACTS
                                                        ------------------------
                                                        NUMBER OF      PREMIUMS
                                                        CONTRACTS      RECEIVED
--------------------------------------------------------------------------------
Beginning of year                                            --        $      --
--------------------------------------------------------------------------------
Written                                                   1,250          146,942
--------------------------------------------------------------------------------
Exercised                                                (1,250)        (146,942)
================================================================================
End of year                                                  --        $      --
________________________________________________________________________________
================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments                             $121,527,197
-------------------------------------------------------------------------------
Temporary book/tax differences                                          (21,532)
-------------------------------------------------------------------------------
Capital loss carryforward                                           (36,493,693)
-------------------------------------------------------------------------------
Shares of beneficial interest                                       437,348,480
===============================================================================
Total net assets                                                   $522,360,452
_______________________________________________________________________________
===============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and reclassification of distributions from a partnership.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund utilized $23,715,960 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                   CAPITAL LOSS
EXPIRATION                                                         CARRYFORWARD
-------------------------------------------------------------------------------
December 31, 2010                                                  $36,493,693
_______________________________________________________________________________
===============================================================================

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $476,973,675 and $385,773,844, respectively.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $125,852,747
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (4,325,550)
===============================================================================
Net unrealized appreciation of investment securities               $121,527,197
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $472,052,475.


NOTE 11--RECLASSIFICATIONS OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, partnership adjustments and net operating losses, on December 31, 2003, undistributed net investment income was increased by $4,199,514, undistributed net realized gain decreased by $29,442 and shares of beneficial interest decreased by $4,170,072. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently consists of four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     11,095,421    $109,381,334     20,734,085    $207,041,581
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      5,802,424      56,480,592     10,459,416     103,695,654
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,724,692      26,562,929      4,842,924      46,658,247
-----------------------------------------------------------------------------------------------------------------------
  Class R*                                                       231,356       2,309,531          6,714          56,937
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        474,336       4,772,838        172,467       1,560,774
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (483,310)     (4,772,838)      (174,243)     (1,560,774)
=======================================================================================================================
Reacquired:
  Class A                                                     (6,516,746)    (61,727,331)   (14,135,868)   (133,126,533)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,491,251)    (22,290,550)    (4,344,297)    (38,153,560)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,358,495)    (12,715,334)    (2,695,124)    (24,183,738)
-----------------------------------------------------------------------------------------------------------------------
  Class R*                                                       (29,381)       (306,409)            (1)            (11)
=======================================================================================================================
                                                               9,449,046    $ 97,694,762     14,866,073    $161,988,577
_______________________________________________________________________________________________________________________
=======================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        CLASS A
                                                              ------------------------------------------------------------
                                                                                                           AUGUST 31, 2000
                                                                                                              (DATE
                                                                                                           OPERATIONS
                                                                     YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                              --------------------------------------       DECEMBER 31,
                                                                2003           2002           2001            2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.23       $  10.19       $   9.36           $ 10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.09)(a)      (0.05)(a)      (0.05)(a)         (0.00)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.89          (1.91)          0.88             (0.64)
==========================================================================================================================
    Total from investment operations                              3.80          (1.96)          0.83             (0.64)
==========================================================================================================================
Less dividends from net investment income                           --             --          (0.00)               --
==========================================================================================================================
Net asset value, end of period                                $  12.03       $   8.23       $  10.19           $  9.36
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                  46.17%        (19.23)%         8.92%            (6.40)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $266,284       $140,652       $105,146           $32,805
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                           1.77%(c)       1.67%          1.78%             1.78%(d)(e)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.89)%(c)     (0.54)%        (0.57)%           (0.12)%(e)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(f)                                         112%           117%           123%               49%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $181,786,297.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.72% (annualized).
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                                                       AUGUST 31, 2000
                                                                                                          (DATE
                                                                                                       OPERATIONS
                                                                     YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              -------------------------------------    DECEMBER 31,
                                                                2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.11       $ 10.11       $  9.33         $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.15)(a)     (0.11)(a)     (0.11)(a)       (0.03)(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.81         (1.89)         0.89           (0.64)
======================================================================================================================
    Total from investment operations                              3.66         (2.00)         0.78           (0.67)
======================================================================================================================
Net asset value, end of period                                $  11.77       $  8.11       $ 10.11         $  9.33
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  45.13%       (19.78)%        8.36%          (6.70)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $177,811       $99,551       $64,012         $16,385
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           2.42%(c)      2.32%         2.44%           2.49%(d)(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.54)%(c)    (1.19)%       (1.23)%         (0.83)(%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                         112%          117%          123%             49%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $124,762,681.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.43% (annualized).
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                       CLASS C
                                                              ---------------------------------------------------------
                                                                                                        AUGUST 31, 2000
                                                                                                          (DATE
                                                                                                        OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                                              -----------------------------------       DECEMBER 31,
                                                               2003          2002          2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.11       $ 10.10       $  9.34           $10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.15)(a)     (0.11)(a)     (0.11)(a)        (0.03)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.81         (1.88)         0.87            (0.63)
=======================================================================================================================
    Total from investment operations                             3.66         (1.99)         0.76            (0.66)
=======================================================================================================================
Net asset value, end of period                                $ 11.77       $  8.11       $ 10.10           $ 9.34
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                 45.13%       (19.70)%        8.14%           (6.60)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $75,763       $41,132       $29,548           $9,028
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                          2.42%(c)      2.32%         2.44%            2.49%(d)(e)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.54)%(c)    (1.19)%       (1.23)%          (0.83)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                        112%          117%          123%              49%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $52,740,332.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.43% (annualized).
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                          CLASS R
                                                              --------------------------------
                                                                                 JUNE 3, 2002
                                                                                 (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                2003                2002
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 8.22             $ 10.58
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.11)(a)           (0.04)(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    3.88               (2.32)
==============================================================================================
    Total from investment operations                               3.77               (2.36)
==============================================================================================
Net asset value, end of period                                   $11.99             $  8.22
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                   45.86%             (22.31)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $2,502             $    55
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets                            1.92%(c)            1.92%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (1.04)%(c)          (0.78)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                          112%                117%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $948,635.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Small Cap Equity Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Small Cap Equity Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Small Cap Equity Fund, a portfolio of AIM Funds Group, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  822,704,205      11,194,804
      Frank S. Bayley..............................  822,781,451      11,117,558
      James T. Bunch...............................  822,886,061      11,012,948
      Bruce L. Crockett............................  822,942,379      10,956,630
      Albert R. Dowden.............................  822,923,043      10,975,966
      Edward K. Dunn, Jr...........................  822,752,667      11,146,342
      Jack M. Fields...............................  823,013,560      10,885,449
      Carl Frischling..............................  822,602,646      11,296,363
      Robert H. Graham.............................  822,881,635      11,017,374
      Gerald J. Lewis..............................  822,460,720      11,438,289
      Prema Mathai-Davis...........................  822,715,053      11,183,956
      Lewis F. Pennock.............................  822,839,481      11,059,528
      Ruth H. Quigley..............................  822,446,309      11,452,700
      Louis S. Sklar...............................  822,882,710      11,016,299
      Larry Soll, Ph.D.............................  822,748,856      11,150,153
      Mark H. Williamson...........................  822,801,778      11,097,231

* Proposal required approval by a combined vote of all the portfolios of AIM Funds Group.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)
TRUST                              SINCE            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1992             Director and Chairman, A I M Management Group Inc.
  Trustee, Chairman and                             (financial services holding company); and Director and Vice
  President                                         Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: President and Chief Executive Officer, A I M
                                                    Management Group Inc.; Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment advisor);
                                                    Director and Chairman, A I M Capital Management, Inc.
                                                    (registered investment advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management Company
                                                    (registered broker dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer, A I M
  Trustee and Executive Vice                        Management Group Inc. (financial services holding company);
  President                                         Director, Chairman and President, A I M Advisors, Inc.
                                                    (registered investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: Director, Chairman, President and Chief Executive
                                                    Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                                    Products; Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Consultant
  Trustee
                                                    Formerly: President and Chief Executive Officer, AMC Cancer
                                                    Research Center; and Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie
  Trustee
----------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch Ltd.,
  Trustee                                           (investment banking firm); and Director, Policy Studies,
                                                    Inc. and Van Gilder Insurance Corporation
                                                    Formerly: General Counsel and Director, Boettcher & Co.; and
                                                    Chairman and Managing Partner, law firm of Davis, Graham &
                                                    Stubbs
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1987             Chairman, Crockett Technology Associates (technology
  Trustee                                           consulting company)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business
  Trustee                                           corporations, including the Boss Group Ltd. (private
                                                    investment and management) and Magellan Insurance Company
                                                    Formerly: Director, President and Chief Executive Officer,
                                                    Volvo Group North America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated Volvo companies
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.; President and
  Trustee                                           Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group, Inc.
  Trustee                                           (government affairs company) and Texana Timber LP
----------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE         OTHER DIRECTORSHIP(S)
TRUST                             HELD BY TRUSTEE
--------------------------------  ----------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946     None
  Trustee, Chairman and
  President
------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951   None
  Trustee and Executive Vice
  President
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936            None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939         Badgley Funds, Inc.
  Trustee                         (registered investment
                                  company)
----------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942          None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944       ACE Limited (insurance
  Trustee                         company); and
                                  Captaris, Inc.
                                  (unified messaging
                                  provider)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941        Cortland Trust, Inc.
  Trustee                         (Chairman) (registered
                                  investment company);
                                  Annuity and Life Re
                                  (Holdings), Ltd.
                                  (insurance company)
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935     None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952          Administaff
  Trustee
----------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2004

The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1992               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942         2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President and Chief                      Counsel, A I M Management Group Inc. (financial services
  Legal Officer                                        holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1992               Managing Director, Chief Fixed Income Officer and Senior
  Vice President                                       Investment Officer, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1992               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.;
  Vice President and Treasurer                         Senior Vice President, AIM Investment Services, Inc.; and
                                                       Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1992               Managing Director and Chief Management Officer, A I M
  Vice President                                       Capital Management, Inc; Director and President, Fund
                                                       Management Company; and Vice President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942        None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President and Chief
  Legal Officer
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana, Suite 2900
Houston, TX 77046-1173          Suite 100                       Suite 100                       Houston, TX 77002-5678
                                Houston, TX 77046-1173          Houston, TX 77046-1173

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103-7599     New York, NY 10022-3852                                         Boston, MA 02110



             DOMESTIC EQUITY                           INTERNATIONAL/GLOBAL EQUITY                            FIXED INCOME

AIM Aggressive Growth Fund                      AIM Asia Pacific Growth Fund                    TAXABLE
AIM Balanced Fund*                              AIM Developing Markets Fund
AIM Basic Balanced Fund*                        AIM European Growth Fund                        AIM Floating Rate Fund
AIM Basic Value Fund                            AIM European Small Company Fund                 AIM High Yield Fund
AIM Blue Chip Fund                              AIM Global Aggressive Growth Fund               AIM Income Fund
AIM Capital Development Fund                    AIM Global Growth Fund                          AIM Intermediate Government Fund
AIM Charter Fund                                AIM Global Trends Fund                          AIM Limited Maturity Treasury Fund
AIM Constellation Fund                          AIM Global Value Fund(5)                        AIM Money Market Fund
AIM Dent Demographic Trends Fund                AIM International Emerging Growth Fund          AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)                AIM International Growth Fund                   AIM Total Return Bond Fund
AIM Emerging Growth Fund                        AIM Trimark Fund                                INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund                  INVESCO International Core Equity Fund(6)
AIM Large Cap Growth Fund                                                                       TAX-FREE
AIM Libra Fund                                                SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                                    AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(2)                 AIM Global Health Care Fund                     AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                         AIM Real Estate Fund                            AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                        INVESCO Advantage Health Sciences Fund          AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                       INVESCO Energy Fund
AIM Opportunities III Fund                      INVESCO Financial Services Fund
AIM Premier Equity Fund                         INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                          INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(3)                    INVESCO Leisure Fund
AIM Small Cap Growth Fund(4)                    INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                       INVESCO Technology Fund
AM Trimark Small Companies Fund                 INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (6) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

                               AIMinvestments.com                       SCE-AR-1


                                                     YOUR GOALS. OUR SOLUTIONS.--Servicemark--
----------------------------------------------------------------------------------------------
Mutual   Retirement   Annuities  College   Separately   Offshore     Alternative    Cash        [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                Savings   Managed      Products     Investments    Management
                                 Plans     Accounts

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive office ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Ms. Mathai-Davis is "independent" within the meaning of that term used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

         PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                             Percentage of Fees                            Percentage of Fees
                                             Billed Applicable                             Billed Applicable
                                                to Non-Audit                                  to Non-Audit
                                             Services Provided                             Services Provided
                         Fees Billed for    in 2003 Pursuant to                           in 2002 Pursuant to
                        Services Rendered        Waiver of           Fees Billed for           Waiver of
                       to the Registrant        Pre-Approval       Services Rendered to       Pre-Approval
                             in 2003         Requirement(1)(2)    the Registrant in 2002   Requirement(1)(2)
                       ------------------   -------------------   ----------------------  -------------------
Audit Fees                   $276,979               N/A                  $343,470                  N/A
Audit-Related Fees(3)        $      0                 0%                 $  2,500                  N/A
Tax Fees(4)                  $ 63,847                 0%                 $ 77,389                  N/A
All Other Fees               $      0                 0%                 $      0                  N/A
                             --------                                    --------
Total Fees                   $340,826                                    $423,359                  N/A

PWC billed the Registrant aggregate non-audit fees of $63,847 for the fiscal year ended 2003, and $79,889 for the fiscal year ended 2002, for non-audit services rendered to the Registrant.

---------

(1) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(2) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(3) Audit-Related Fees for the fiscal year ended December 31, 2002 includes fees billed for providing services to comply with foreign countries' investment regulations.

(4) Tax Fees for the fiscal year ended December 31, 2003 includes fees billed for reviewing tax returns. Tax Fees for the fiscal year ended December 31, 2002 includes fees billed for reviewing tax returns.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

         PWC billed AIM and AIM Affiliates aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                         Fees Billed for                                Fees Billed for
                       Non-Audit Services                             Non-Audit Services
                       Rendered to AIM and     Percentage of Fees     Rendered to AIM and     Percentage of Fees
                        AIM Affiliates in     Billed Applicable to     AIM Affiliates in     Billed Applicable to
                         2003 That Were        Non-Audit Services       2002 That Were        Non-Audit Services
                            Required            Provided in 2003           Required            Provided in 2002
                       to be Pre-Approved    Pursuant to Waiver of    to be Pre-Approved    Pursuant to Waiver of
                       by the Registrant's        Pre-Approval        by the Registrant's        Pre-Approval
                       Audit Committee(1)      Requirement(2)(3)      Audit Committee(1)      Requirement(2)(3)
                       -------------------   ---------------------    -------------------   ---------------------
Audit-Related Fees            $ 0                      0%                      N/A                    N/A
Tax Fees                      $ 0                      0%                      N/A                    N/A
All Other Fees                $ 0                      0%                      N/A                    N/A
                              ---
Total Fees                    $ 0                                              N/A                    N/A

PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2003, and $346,364 for the fiscal year ended 2002, for non-audit services rendered to AIM and AIM Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates"), that were not required to be pre-approved pursuant to SEC regulations is compatible with maintaining PWC's independence. The Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect the Registrant.

---------

(1) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.


                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                the AIM Funds and the INVESCO Funds (the "Funds")
                            AMENDED NOVEMBER 6, 2003

I. STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of

Directors/Registrantees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by the Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval") or require the specific pre-approval of the Audit Committee ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding general pre-approved cost levels or established amounts will also require specific pre-approval by the Audit Committee.

The Audit Committee will annually review and pre-approve the services that may be provided by the Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

II. DELEGATION

The Audit Committee may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next-scheduled meeting.

III. AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV. GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committee may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

ALL OTHER SERVICES

The Audit Committee may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in
Exhibit 1 to this policy.

V. SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committee may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

VI.  PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval fee levels or established amounts for services to be provided by the Auditor under general pre-approval policies will be set annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

VII. PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees where possible and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next regularly scheduled Audit Committee meeting of any such services rendered by the Auditor.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment Company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

o Bookkeeping or other services related to the accounting records or financial statements of the audit client

o        Financial information systems design and implementation

o Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

o        Actuarial services

o        Internal audit outsourcing services


CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

o        Management functions

o        Human resources

o        Broker-dealer, investment adviser, or investment banking services

o        Legal services

o        Expert services unrelated to the audit

o Any other service that the Public Company Oversight Board determines by regulation is impermissible

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) As of December 18, 2003, an evaluation was performed under the supervision and with the participation of the officers of AIM Variable Insurance Funds (the "Registrant"), including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 18, 2003, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant of Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating go the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, changes in certain other controls have been implemented during such time period, involving such things as trade monitoring, fair value pricing, revising trading guidelines, and establishing redemption fees on trades in certain funds, which could affect the Registrant.

ITEM 10. EXHIBITS. CODE OF ETHICS FOR SENIOR OFFICERS.

(a)(1)            Code of Ethics.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:       AIM Funds Group
                  ---------------------------


By:               /s/ ROBERT H. GRAHAM
                  ---------------------------
                  Robert H. Graham
                  Principal Executive Officer


Date:             February 23, 2004
                  ---------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:               /s/ ROBERT H. GRAHAM
                  ---------------------------
                  Robert H. Graham
                  Principal Executive Officer


Date:             February 23, 2004
                  ---------------------------



By:               /s/ SIDNEY M. DILGREN
                  ---------------------------
                  Sidney M. Dilgren
                  Principal Financial Officer


Date:             February 23, 2004
                  ---------------------------

                                  EXHIBIT INDEX


10a      Code of Ethics

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940. Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.